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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
FIRST DATA CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transaction applies: Common stock, par value $0.01 per share, of First Data Corporation ("First Data Common Stock")
2)	Aggregate number of securities to which transaction applies:
754,896,681 shares of First Data Common Stock (including 3,690,715 shares of First Data Common Stock subject to vesting or performance awards, each of which will vest immediately prior to the consummation of the merger);
51,234,788 shares of First Data Common Stock underlying options to purchase First Data Common Stock, with a weighted average exercise price of $21.636;
501,467 restricted stock units representing shares of First Data Common Stock; and
353,395.81 shares of First Data Common Stock subject to a warrant issued to JP Morgan Chase Bank on June 4, 2003 (the "Chase Warrant").
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
The filing fee was determined based upon the sum of (A) the product of 754,896,681 shares of First Data Common Stock multiplied by the merger consideration of $34.00 per share, plus (B) $633,466,918.83, the amount expected to be paid upon cancellation of outstanding options, plus (C) $17,049,878.00, the amount expected to be paid upon cancellation of restricted stock units, plus (D) $2,015,451.64, the amount expected to be paid upon the exercise of the Chase Warrant. In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying 0.0000307 by the sum of the preceding sentence.

	4)	Proposed maximum aggregate value of transaction: $26,319,019,402.48
	5)	Total fee paid: $807,993.90
☒	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

FIRST DATA CORPORATION
6200 South Quebec Street
Greenwood Village, Colorado 80111

June 26, 2007

Dear Fellow Stockholder:

        You are cordially invited to attend a special meeting of stockholders of First Data Corporation to be held on July 31, 2007 at 10:00 a.m. (E.T.). The special meeting will take place at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019.

        At the special meeting, we will ask you to adopt the Agreement and Plan of Merger, dated as of April 1, 2007, among New Omaha Holdings L.P., Omaha Acquisition Corporation and First Data Corporation (we refer to this agreement as it may be amended from time to time as the merger agreement). New Omaha Holdings L.P. and Omaha Acquisition Corporation are affiliates of Kohlberg Kravis Roberts & Co. L.P. If the merger contemplated by the merger agreement is completed, each share of First Data common stock issued and outstanding immediately prior to the merger (other than shares held in First Data's treasury, shares owned by any wholly-owned subsidiary of First Data or by New Omaha Holdings L.P. or any of its wholly-owned subsidiaries and shares for which appraisal rights have been properly exercised under Delaware law) will be converted into the right to receive $34.00 in cash, without interest and less any applicable withholding taxes, as more fully described in the accompanying proxy statement.

        The First Data board of directors, acting upon the unanimous recommendation of the strategic review committee of the board of directors, has unanimously approved the merger, the merger agreement and the other transactions contemplated by the merger agreement, and has declared the merger, the merger agreement and the other transactions contemplated by the merger agreement advisable and in the best interests of First Data Corporation and our stockholders. The First Data board of directors unanimously recommends that you vote "FOR" the proposal to adopt the merger agreement.

        The merger agreement must be adopted by the affirmative vote of a majority of the outstanding shares of First Data common stock entitled to vote on the matter. The proxy statement accompanying this letter provides you with more specific information concerning the special meeting, the merger agreement and the other transactions contemplated by the merger agreement. We encourage you to read carefully the accompanying proxy statement, including the annexes. You also may obtain more information about First Data Corporation from us or from documents we have filed with the Securities and Exchange Commission.

        Your vote is very important regardless of the number of shares of common stock that you own. If you fail to vote by proxy or in person, or fail to instruct your broker on how to vote, it will have the same effect as a vote against the proposal to adopt the merger agreement.

        Therefore, we request that you authorize your proxy by either completing, signing, dating and returning the enclosed proxy card as promptly as possible or submitting your proxy or voting instructions by telephone or Internet. The enclosed proxy card contains instructions regarding voting. If you attend the special meeting, you may continue to have your shares voted as instructed in the proxy, or you may withdraw your proxy at the special meeting and vote your shares in person.

        Thank you for your cooperation and continued support.

Very truly yours,

Henry C. Duques
Chairman and Chief Executive Officer

        This proxy statement is dated June 26, 2007 and is first being mailed to our stockholders on or about June 29, 2007.

FIRST DATA CORPORATION
6200 South Quebec Street
Greenwood Village, Colorado 80111

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON
JULY 31, 2007

        NOTICE IS HEREBY GIVEN that First Data Corporation will hold a special meeting of its stockholders on July 31, 2007 at 10:00 a.m. (E.T.), at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019 for the following purposes:

  1.
  To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of April 1, 2007, among New Omaha Holdings L.P., Omaha Acquisition Corporation and First Data Corporation (we refer to this agreement as it may be amended from time to time as the merger agreement), which provides for the merger of Omaha Acquisition Corporation into First Data, with First Data continuing as the surviving corporation and a direct or indirect wholly-owned subsidiary of New Omaha Holdings L.P., and the conversion of each share of First Data common stock issued and outstanding immediately prior to the merger (other than shares held in First Data's treasury, shares owned by any wholly-owned subsidiary of First Data or by New Omaha Holdings L.P. or any of its wholly-owned subsidiaries and shares for which appraisal rights have been properly exercised under Delaware law) into the right to receive $34.00 in cash, without interest and less any applicable withholding taxes. A copy of the merger agreement is attached as Annex A to the proxy statement accompanying this notice.

  2.
  To consider and vote on a proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies if there are insufficient votes at the special meeting to adopt the merger agreement.

  3.
  To transact such other business as may properly come before the special meeting and any adjournment or postponement of the special meeting.

        Holders of record of First Data common stock at the close of business on June 21, 2007 will be entitled to notice of, attend and to vote at the special meeting and any adjournment or postponement of the special meeting. As of the record date, there were 754,017,291 shares of First Data common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the special meeting.

        The First Data board of directors unanimously recommends that you vote "FOR" the proposal to adopt the merger agreement and "FOR" the proposal to approve any adjournments of the special meeting for purposes of soliciting additional proxies.

        The merger agreement must be adopted by the affirmative vote of a majority of the outstanding shares of First Data common stock that are entitled to vote on the matter. Any adjournments of the special meeting for the purpose of soliciting additional proxies must be approved by the affirmative vote of a majority of the outstanding shares of First Data common stock present in person or by proxy at the special meeting and entitled to vote on the matter. Your vote is very important regardless of the number of shares of common stock that you own. If you fail to vote by proxy or in person, or fail to instruct your broker on how to vote, it will have the same effect as a vote against the proposal to adopt the merger agreement but will have no effect on the outcome of the adjournment proposal.

        We request that you authorize your proxy by either completing and returning the enclosed proxy card as promptly as possible or submitting your proxy or voting instructions by telephone or Internet. The enclosed proxy card contains instructions regarding voting. Stockholders who do not vote "FOR" the proposal to adopt the merger agreement will have the right to seek appraisal of the fair value of their shares if the merger is completed, but only if they submit a written demand for appraisal to First Data before the vote is taken on the merger agreement and they comply with all other requirements of Delaware law, which requirements are summarized in the accompanying proxy statement.

By Order of the Board of Directors

David R. Money
Corporate Secretary

June 26, 2007

SUMMARY TERM SHEET
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
THE PARTIES INVOLVED IN THE TRANSACTION
THE SPECIAL MEETING
Date, Time and Purpose of the Special Meeting
Record Date, Notice and Quorum
Required Votes
Proxies
Revocation of Proxies
Solicitation of Proxies
Appraisal Rights
Adjournments
Postponements
PROPOSAL NO. 1: THE MERGER
General Description of the Merger
Background of the Merger
Reasons for the Merger
Recommendation of the First Data Board of Directors
Opinions of Financial Advisors
Projected Financial Information
Financing
Limited Guarantees
Interests of Our Directors and Executive Officers in the Merger
Regulatory Matters
Litigation Relating to the Merger
Accounting Treatment
Material U.S. Federal Income Tax Consequences for U.S. Stockholders
Delisting and Deregistration of First Data Common Stock
THE MERGER AGREEMENT
General; The Merger
Consideration to be Received Pursuant to the Merger; Treatment of Equity Awards
Payment for First Data Common Stock in the Merger
Representations and Warranties
Agreements Relating to First Data's Interim Operations
Solicitation Period
No Solicitation of Competing Proposals After the Solicitation Period
Special Meeting of First Data Stockholders; Recommendation of Our Board of Directors
Financing Covenants
Marketing Period
Parent Covenants Regarding No Exclusive Arrangements
Debt Tender Offers
Indemnification and Insurance of First Data's Directors and Officers
Employee Matters
Employee Stock Purchase Plan and Deferred Compensation Plan
Reasonable Best Efforts
Conditions to the Merger

Termination of the Merger Agreement
Effects of Terminating the Merger Agreement
Limited Remedies; Maximum Recovery
Fees and Expenses
Amendment of the Merger Agreement and Extension and Waiver
General Provisions
APPRAISAL RIGHTS
PROPOSAL NO. 2: ADJOURNMENTS OF THE SPECIAL MEETING
Proposal for Adjournments
Postponements of the Special Meeting
MARKET PRICE OF FIRST DATA COMMON STOCK
SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Ownership of Common Stock by Certain Beneficial Owners
Ownership of Common Stock by Directors and Executive Officers
SUBMISSION OF STOCKHOLDER PROPOSALS
OTHER MATTERS
HOUSEHOLDING OF SPECIAL MEETING MATERIALS
WHERE YOU CAN FIND MORE INFORMATION
Annex A—Agreement and Plan of Merger, dated as of April 1, 2007, among New Omaha Holdings L.P., Omaha Acquisition Corporation and First Data Corporation
Annex B—Opinion of Evercore Group L.L.C., dated as of April 1, 2007
Annex C—Opinion of Morgan Stanley & Co. Incorporated, dated as of April 1, 2007
Annex D—Section 262 of the General Corporation Law of the State of Delaware

SUMMARY TERM SHEET

        This summary term sheet highlights only selected information from this proxy statement relating to the merger of Omaha Acquisition Corporation into First Data Corporation, which we refer to as the merger, and certain related transactions, pursuant to the Agreement and Plan of Merger, dated as of April 1, 2007, among New Omaha Holdings L.P., Omaha Acquisition Corporation and First Data Corporation, as it may be amended from time to time, which we refer to as the merger agreement. This summary term sheet does not contain all of the information about the merger and related transactions contemplated by the merger agreement that is important to you. As a result, for a more complete description of the terms of the merger and related transactions, you should read carefully this proxy statement in its entirety, including the annexes and the other documents to which we have referred you, including the merger agreement attached as Annex A.

The Parties Involved in the Transaction (page 17)

  First Data Corporation
  6200 South Quebec Street
  Greenwood Village, Colorado 80111
  (303) 488-8000

        First Data Corporation, which we refer to as "we," "us," "our," "the company," "our company" or "First Data," is a Delaware corporation. We operate electronic commerce, payment services and customer account management businesses.

  New Omaha Holdings L.P.
  c/o Kohlberg Kravis Roberts & Co. L.P.
  9 West 57th Street, Suite 4200
  New York, New York 10019
  (212) 750-8300

        New Omaha Holdings L.P., which we refer to as "Parent," is a Delaware limited partnership formed solely for the purpose of effecting the merger and the transactions contemplated by the merger agreement. Parent has not engaged in any business except in furtherance of this purpose and activities incident to its formation. It is currently owned by a private equity fund sponsored by Kohlberg Kravis Roberts & Co. L.P., which we refer to as "KKR."

  Omaha Acquisition Corporation
  c/o Kohlberg Kravis Roberts & Co. L.P.
  9 West 57th Street, Suite 4200
  New York, New York 10019
  (212) 750-8300

        Omaha Acquisition Corporation, which we refer to as "Sub," is a Delaware corporation and a wholly-owned subsidiary of Parent. Sub was formed solely for the purpose of effecting the merger and the transactions contemplated by the merger agreement. Sub has not engaged in any business except in furtherance of this purpose and activities incident to its formation.

The Merger (page 70)

        Pursuant to the merger agreement, on the closing date, Sub will be merged into First Data with First Data continuing as the surviving corporation. We sometimes use the term surviving corporation in this proxy statement to refer to First Data as the surviving corporation following the merger. In the merger, each share of First Data common stock issued and outstanding immediately prior to the effective time of the merger (other than shares held by us in treasury, shares owned by any of our wholly-owned subsidiaries or by Parent or any of its wholly-owned subsidiaries and shares for which appraisal rights have been properly exercised under Delaware law) will be cancelled and converted into the right to receive $34.00 in cash, without interest and less any applicable withholding taxes. We refer to this consideration to be received for each share of First Data common stock in the merger as the merger consideration.

The Special Meeting (page 18)

  Record Date, Notice and Quorum

        Holders of record of First Data common stock at the close of business on June 21, 2007, which we refer to as the record date, will be entitled to receive notice of, attend and vote at the special meeting and any adjournment or postponement of the special meeting. As of the record date, there were 754,017,291 shares of First Data common stock outstanding. Each share of outstanding common stock is entitled to one vote on each matter properly brought before the special meeting. A majority of the issued and outstanding shares of First Data common stock entitled to vote at the special meeting constitutes a quorum for the purpose of considering the proposals.

  The Proposals

        The special meeting of our stockholders will be held on July 31, 2007 at 10:00 a.m. (E.T.), at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019. At the special meeting, holders of record as of the record date of First Data common stock will be asked to vote upon proposals to (i) adopt the merger agreement, and (ii) approve any adjournments of the special meeting for the purpose of soliciting additional proxies if there are insufficient votes at the special meeting to adopt the merger agreement.

        The persons named in the accompanying proxy also will have discretionary authority to vote upon other business, if any, that properly comes before the special meeting and any adjournment or postponement of the special meeting.

  Required Vote

        The adoption of the merger agreement requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote on the matter. Failure to vote your shares of First Data common stock (including as a result of broker non-votes) and abstentions will have the same effect as voting against the proposal to adopt the merger agreement.

        In addition, the proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies requires the affirmative vote of a majority of the outstanding shares of First Data common stock present in person or by proxy at the special meeting and entitled to vote on the matter. Failure to vote your shares of First Data common stock (including as a result of broker non-votes) will have no effect on the outcome of the vote on the adjournment proposal, whereas a vote to abstain with respect to the proposal will have the same effect as a vote against the proposal to approve any adjournments of the special meeting to solicit additional proxies.

        As of the record date, our directors and executive officers owned and are entitled to vote an aggregate of approximately 5,198,487 shares of First Data common stock, entitling them to exercise less than 1% of the voting power of First Data common stock entitled to vote at the special meeting. Our directors and executive officers have informed us that they intend to vote the shares of First Data common stock that they own "FOR" the proposal to adopt the merger agreement and "FOR" the proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies if there are insufficient votes at the special meeting to adopt the merger agreement.

Recommendation of the Strategic Review Committee

        The strategic review committee of the board of directors, which is comprised of three of the board's independent directors, unanimously recommended to the First Data board of directors that it approve the merger agreement, the merger and the other transactions contemplated by the merger agreement.

Recommendation of the First Data Board of Directors (page 35)

        The First Data board of directors unanimously:

  •
  approved the merger agreement, the merger and the other transactions contemplated by the merger agreement;

  •
  determined that the merger agreement and the transactions contemplated by the merger agreement, including the merger, are advisable and in our and our stockholders' best interests; and

  •
  recommends that you vote "FOR" the proposal to adopt the merger agreement and "FOR" the proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies if there are insufficient votes at the special meeting to adopt the merger agreement.

Opinions of Financial Advisors (page 36)

  Opinion of Evercore

        Evercore was retained to provide financial advisory services to the strategic review committee in connection with the strategic review committee's evaluation of strategic and financial alternatives available to First Data. On April 1, 2007, Evercore delivered its oral opinion to the strategic review committee and to the First Data board of directors, which opinion was subsequently confirmed in writing, to the effect that, as of such date and based upon and subject to the factors, limitations and assumptions set forth in its opinion, the merger consideration to be received by the holders of First Data common stock (other than affiliates of or holders of beneficial interests in Parent, to the extent they also are holders of First Data common stock) was fair, from a financial point of view, to such holders of First Data common stock.

        The full text of the written opinion of Evercore, dated April 1, 2007, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is contained in Annex B to this proxy statement. We urge you to read the opinion in its entirety.

  Opinion of Morgan Stanley

        First Data retained Morgan Stanley to provide it with financial advisory services in connection with a possible sale, merger or other strategic business combination involving First Data, or a recapitalization or restructuring of First Data. At the meeting of the First Data board of directors on April 1, 2007, Morgan Stanley rendered its oral opinion, subsequently confirmed in writing, that as of April 1, 2007, and based upon and subject to the assumptions, qualifications and limitations set forth in the opinion, the consideration to be received by the holders of shares of First Data common stock (other than shares held by us in treasury, shares owned by any of our wholly-owned subsidiaries or by Parent or any of its wholly-owned subsidiaries) pursuant to the merger agreement was fair from a financial point of view to such holders.

        The full text of the written opinion of Morgan Stanley, dated as of April 1, 2007, is attached to this proxy statement as Annex C. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion. We urge you to read the opinion in its entirety.

        Evercore's opinion and its presentation to the strategic review committee and the board of directors of First Data, and Morgan Stanley's opinion and its presentation to the board of directors of First Data were two of many factors taken into consideration by the strategic review committee in making its recommendation to the First Data board of directors, and by the First Data board of directors in deciding to approve the merger agreement. Consequently, the analyses as described below, and the other views and analysis of Evercore and Morgan Stanley referenced throughout this proxy statement, should not be viewed as determinative of the opinion of the First Data board of directors or the strategic review committee with respect to the consideration to be received by holders of First Data common stock pursuant to the merger agreement or of whether the strategic review committee or the First Data board or directors would have been willing to agree to different consideration.

Financing (page 57)

        Parent has informed us that it estimates that the total amount of funds necessary to complete the merger and the related transactions is approximately $29 billion, which includes approximately $26.1 billion to be paid to First Data's stockholders and holders of other equity-based interests in First Data, with the remaining funds being used to refinance certain existing indebtedness and to pay customary fees and expenses in connection with the proposed merger, the financing arrangements and the related transactions. The following arrangements are intended to provide the necessary financing for the merger and related transactions.

  Equity Financing

        Parent has received equity commitment letters, each dated as of April 1, 2007, from KKR 2006 Fund L.P., Citigroup Global Markets Inc., Citigroup Capital Partners II 2007, Citigroup Investment, L.P., Citigroup Capital Partners II Employee Master Fund, L.P., Citigroup Capital Partners II Onshore, L.P., Citigroup Capital Partners II Cayman Holdings, L.P., CGI CPE LLC, Credit Suisse Management LLC, Deutsche Bank Investment Partners, Inc., HSBC Bank plc, LB I Group Inc., GS Capital Partners VI Parallel, L.P., GS Capital Partners VI GmbH & Co. KG, GS Capital Partners VI Fund, L.P., GS Capital Partners VI Offshore Fund, L.P. and GMI Investments, Inc. pursuant to which such entities have agreed to contribute $7.171 billion in the aggregate to Parent immediately prior to the closing of the merger.

  Debt Financing

        Sub has received a debt commitment letter, dated as of April 1, 2007, from Citigroup Global Markets Inc., Credit Suisse, Credit Suisse Securities (USA) LLC, Deutsche Bank AG Cayman Islands Branch, Deutsche Bank Securities Inc., HSBC Bank USA, National Association, HSBC Securities (USA) Inc., Lehman Commercial Paper Inc. and/or Lehman Brothers Commercial Bank or an affiliate of either thereof, Lehman Brothers Inc., Goldman Sachs Credit Partners L.P. and Merrill Lynch Capital Corporation to provide (i) up to $16 billion of senior secured credit facilities, (ii) up to $5.5 billion of senior unsecured increasing rate loans under a bridge facility if up to $5.5 billion of senior unsecured notes are not issued on or prior to the initial funding of the senior secured credit facilities and (iii) up to $2.5 billion of senior subordinated increasing rate loans under a bridge facility if up to $2.5 billion of senior subordinated notes are not issued on or prior to the initial funding of the senior secured credit facilities.

Treatment of Common Stock, Stock Options, Restricted Stock Units and Restricted Stock (page 70)

  Common Stock

        The merger agreement provides that, at the effective time of the merger, each share of First Data common stock outstanding immediately prior to the effective time of the merger (other than shares held in our treasury, shares owned by any of our wholly-owned subsidiaries or by Parent or any of its wholly-owned subsidiaries and shares for which appraisal rights have been properly exercised under Delaware law) will be cancelled and converted into the right to receive $34.00 in cash, without interest and less any applicable withholding taxes.

  Stock Options and Restricted Stock Units

        The merger agreement provides that each option to acquire First Data common stock and each restricted stock unit representing First Data common stock, which is outstanding at the effective time of the merger, whether or not exercisable, will, unless otherwise agreed between Parent and the holder of such stock option or restricted stock unit, be cancelled in exchange for a cash payment (less any applicable tax withholdings) equal to the product of:

  •
  the number of shares of First Data common stock subject to such option or restricted stock unit; and

  •
  an amount that is equal to:

  •
  in the case of an option, the excess, if any, of $34.00 over the exercise price per share of such option; and

  •
  in the case of a restricted stock unit, $34.00.

  Restricted Stock

        Each share of First Data common stock that is subject to vesting or other risks of forfeiture pursuant to awards under certain First Data stock incentive plans will vest immediately prior to the consummation of the merger, and will be considered outstanding for all purposes of the merger agreement, including, if applicable, the right to receive the merger consideration of $34.00 per share.

Interests of Our Directors and Executive Officers in the Merger (page 61)

        Certain directors and executive officers of First Data have interests in the transaction that are different from, or are in addition to, your interests as a stockholder, including the following:

  •
  unless otherwise agreed between Parent and such person, our directors and executive officers will have their vested and unvested stock options, restricted shares and restricted stock units cancelled and cashed out in connection with the merger (as of May 1, 2007, our directors and executive officers held options to purchase 12,060,033 shares of First Data common stock, 3,269,350 of which were unvested, and held 558,171 shares of restricted stock);

  •
  the unvested Western Union stock options, restricted stock and restricted stock units held by our directors and executive officers will become vested upon completion of the merger (as of May 1, 2007, our directors and executive officers held unvested options to purchase 893,750 shares of Western Union common stock and held 209,671 shares of restricted Western Union common stock);

  •
  our executive officers (other than Mr. Henry C. Duques, our Chairman and Chief Executive Officer) may receive payments under First Data's severance/change in control policy if their employment is terminated by First Data at any time without cause (as defined in the severance/change in control policy);

  •
  our executive officers (other than Mr. Duques) may receive payments under the First Data severance/change in control policy if they terminate employment for good reason (as defined in the severance/change in control policy) within two years after the merger;

  •
  the merger agreement also provides for indemnification arrangements for each of First Data's current and former directors and officers as well as insurance coverage for his or her services to First Data as a director or officer;

  •
  although no agreements have been entered into as of the date of this proxy statement, Parent has informed us that it is Parent's intention to retain members of our existing management team (other than Mr. Duques, who has informed the First Data board of directors he does not anticipate having any management or other role after the merger) with the surviving corporation after the merger is completed; we believe that these persons are likely to enter into new arrangements with Parent, Sub or their affiliates regarding employment with, and the right to purchase or participate in the equity of, Parent or the surviving corporation or its holding company, although such matters are subject to negotiation, and no terms or conditions have yet been finalized.

Solicitation of Transactions (page 76)

        The merger agreement contains a "go-shop" provision pursuant to which we were entitled to solicit, discuss and negotiate alternative takeover proposals for 50 days following the signing of the merger agreement. The 50-day go-shop period ended on May 22, 2007. We did not receive any takeover proposals during the go-shop period. For the period following the go-shop period, the merger agreement restricts our ability to solicit or engage in discussions or negotiations with third parties regarding specified transactions involving our company or our subsidiaries. Notwithstanding the restrictions following the go-shop period, under certain circumstances and subject to certain conditions, the First Data board of directors may respond to written takeover proposals and/or terminate the merger agreement in order to enter into an agreement with respect to a superior proposal.

Conditions to the Merger (page 83)

        Conditions to Each Party's Objections.    Each party's obligation to complete the merger is subject to the satisfaction or waiver of the following conditions:

  •
  adoption of the merger agreement by our stockholders;

  •
  no order has been issued by any governmental entity that would prevent the consummation of the merger and is then in effect;

  •
  the receipt of specified regulatory approvals required under applicable laws; and

  •
  the receipt by the board of directors of First Data and Parent at closing of an opinion addressed to the board of directors of First Data by a nationally recognized valuation firm that Parent, the surviving corporation and its subsidiaries, taken as a whole, will be solvent immediately before and immediately after giving effect to the transactions contemplated by the merger agreement.

        Conditions to Parent's and Sub's Obligations.    The obligation of Parent and Sub to complete the merger is subject to the satisfaction or waiver of the following additional conditions:

  •
  our representations and warranties concerning our capital structure and the tax treatment of our spin-off of The Western Union Company being true and correct in all material respects;

  •
  our other representations and warranties being true and correct, except where any failure of such representations and warranties to be true and correct, without regard to any materiality or material adverse effect qualifications, would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on First Data; and

  •
  our performance, in all material respects, of our obligations under the merger agreement and compliance, in all material respects, with the agreements and covenants to be performed and complied with under the merger agreement.

        Conditions to First Data's Obligations.    The obligation of First Data to complete the merger is subject to the satisfaction or waiver of the following additional conditions:

  •
  Parent's and Sub's representations and warranties being true and correct in all material respects, except (other than with respect to the representations and warranties regarding Parent and its equity financing sources having no exclusive agreements with respect to financing sources or our customers or partners, the solvency of Parent and the surviving corporation, and certain tax matters) where any failure of such representations and warranties to be true and correct would not prevent consummation of the merger; and

  •
  Parent's and Sub's performance, in all material respects, of their obligations under the merger agreement and compliance, in all material respects, with all other agreements and covenants to be performed and complied with under the merger agreement.

Termination of the Merger Agreement (page 85)

        The merger agreement may be terminated and the merger may be abandoned at any time prior to the effective time of the merger as follows:

  •
  by mutual written consent of Parent and First Data;

  •
  by either Parent or us if:

  •
  the merger has not occurred on or before December 20, 2007, which date will automatically be extended to January 31, 2008 if the marketing period (referred to under "The Merger Agreement—Marketing Period") would not end by December 20, 2007 (we refer to this date as it may be extended as the termination date); provided that this right will not be available to a party whose failure to fulfill any obligation under the merger agreement has caused the merger to not have occurred prior to the termination date;

  •
  any governmental entity shall have issued an order or taken any other action preventing the transactions contemplated by the merger agreement and such order or action has become final and nonappealable; provided that this right will not be available to a party who has not used its reasonable best efforts to cause such order to be lifted or otherwise taken the actions described under "The Merger Agreement—Reasonable Best Efforts"; or

  •
  the requisite vote of our stockholders to adopt the merger agreement is not obtained at the stockholders meeting or any adjournment or postponement thereof at which a vote on the adoption of the merger agreement is taken, or the stockholders meeting is not held because the board of directors determines that holding such meeting would be inconsistent with its fiduciary duties; or

  •
  by Parent if:

  •
  we breach any of our representations, warranties, covenants, obligations or other agreements contained in the merger agreement or any such representation or warranty shall have become untrue after April 1, 2007 that would give rise to the failure of a mutual closing condition or one of Parent's or Sub's closing conditions relating to our representations and warranties or our covenants to be satisfied, which breach has not been cured, or is not capable of being cured, within a specified time period, provided that neither Parent nor Sub is then in material breach of any of their representations, warranties, covenants, obligations or other agreements that would cause any of the mutual closing conditions or our closing conditions not to be satisfied;

    •
    the First Data board of directors or any committee thereof has changed, withdrawn, resolved to change or resolved to withdraw its recommendation that our stockholders vote to adopt the merger agreement in any manner adverse to Parent or Sub or we fail to include the First Data board of directors' recommendation to adopt the merger agreement in this proxy statement; or

  •
  by us if:

  •
  the First Data board of directors or any committee thereof approves and authorizes us to enter into a definitive agreement with respect to a superior proposal (referred to under "The Merger Agreement—No Solicitation of Competing Proposals After the Solicitation Period") in accordance with the terms of the merger agreement, so long as:

  •
  the requisite stockholder vote to adopt the merger agreement has not been obtained;

  •
  the First Data board of directors or any committee thereof has, after consultation with outside legal counsel, determined in good faith that failure to do so would be inconsistent with its fiduciary duties;

  •
  we have notified Parent and Sub of our intent to terminate the merger agreement or change our recommendation and have given Parent and Sub the opportunity to adjust the terms and conditions of the merger agreement so that the competing takeover proposal ceases to be a superior proposal; and

  •
  concurrently with terminating the merger agreement, we pay the termination fee described below as directed by Parent;

  •
  other than in response to a takeover proposal, the First Data board of directors or a committee thereof changes or withdraws its recommendation that our stockholders vote to adopt the merger agreement, so long as:

  •
  the requisite stockholder vote to adopt the merger agreement has not been obtained;

  •
  the First Data board of directors or any committee thereof has, after consultation with outside legal counsel, determined in good faith that failure to do so would be inconsistent with its fiduciary duties;

  •
  we have notified Parent and Sub of our intent to terminate the merger agreement and have given Parent and Sub the opportunity to adjust the terms and conditions of the merger agreement as though a superior proposal existed; and

  •
  concurrently with terminating the merger agreement, we pay the termination fee described below as directed by Parent;

  •
  Parent or Sub have breached any of their respective representations, warranties, covenants, obligations or other agreements contained in the merger agreement or any such representation or warranty shall have become untrue after April 1, 2007 that would give rise to the failure of a mutual closing condition or one of our closing conditions relating to Parent's and Sub's representations and warranties or Parent's compliance with covenants and such breach is not cured or cannot be cured within a specified time period, provided that we are not then in material breach of any of our representations, warranties, covenants, obligations or other agreements that would cause any of the mutual closing conditions or Parent's and Sub's closing conditions not to be satisfied; or

  •
  Parent and Sub have failed to effect the closing, including compliance with certain payment obligations under the merger agreement by the final day of the marketing period, or under specified circumstances, the termination date.

Termination Fee and Expenses (page 86)

        Under certain circumstances, we have agreed to pay Parent a termination fee which will be (i) $250 million if the fee becomes payable in connection with a takeover proposal from an excluded party or (ii) $700 million in all other circumstances. Because we did not receive any takeover proposals during the go-shop period and there are no excluded parties, any termination fee payable by us would be in the amount of $700 million. We also have agreed to pay Parent's expenses up to $40 million under certain circumstances. We will:

  •
  pay the termination fee as directed by Parent if Parent terminates the merger agreement because the First Data board of directors or committee thereof changes or withdraws its recommendation to adopt the merger agreement or resolves to do so or if we fail to include the recommendation of the First Data board of directors or a committee thereof that our stockholders vote to adopt the merger agreement in this proxy statement;

  •
  pay the termination fee as directed by Parent if we terminate the merger agreement if, other than in response to a takeover proposal, the First Data board of directors or committee thereof changes or withdraws its recommendation that our stockholders vote to adopt the merger agreement;

  •
  pay the termination fee as directed by Parent if we terminate the merger agreement to enter into an agreement for a superior proposal or if the First Data board of directors or committee thereof changes or withdraws its recommendation that our stockholders vote to adopt the merger agreement in response to a superior proposal;

  •
  pay Parent's expenses if First Data or Parent terminates the merger agreement because the merger has not occurred prior to the termination date or our stockholders do not adopt the merger agreement at the special meeting or any adjournment or postponement thereof at which a vote on the merger agreement is taken and, after the date of the merger agreement and prior to such termination or the stockholders meeting (as applicable) a takeover proposal is made or any person publicly announced that it will make a takeover proposal and the takeover proposal has not been withdrawn or abandoned by the person making such takeover proposal or we have not rejected the takeover proposal prior to the date of such termination or 2 business days prior to the stockholders meeting (as applicable); and if we enter into certain takeover agreements within 12 months of such termination, we must then pay the difference between such expenses and the termination fee as directed by Parent; and

  •
  pay Parent's expenses if, under certain circumstances, Parent terminates the merger agreement as a result of our willful breach of any of our representations, warranties, covenants, obligations or other agreements contained in the merger agreement that cause Parent's and Sub's closing conditions related to our representations and warranties or covenants not to be satisfied.

        Parent has agreed:

  •
  to pay us $700 million under certain circumstances if we terminate the merger agreement because Parent and Sub have failed to effect the closing and satisfy certain of their payment obligations by the final day of the marketing period, or under specified circumstances, the termination date;

  •
  to pay us $700 million if we terminate the merger agreement as a result of Parent's or Sub's breach of certain of their respective representations, warranties, covenants, obligations or other agreements concerning it and its equity financing sources not having exclusive agreements with their financing sources or our customers or strategic partners that cause our closing conditions related to Parent's and Sub's representations and warranties or covenants not to be satisfied; and

  •
  to pay our expenses up to $40 million if, under certain circumstances, Parent or Sub breach any of their respective representations, warranties, covenants, obligations or other agreements, other than for which we are entitled to receive a payment of $700 million.

Limited Guarantees (page 61)

        In connection with the merger agreement, each of KKR 2006 Fund L.P., CGI CPE LLC, GS Capital Partners VI Parallel, L.P., GS Capital Partners VI GmbH & Co. KG, GS Capital Partners VI Fund, L.P. and GS Capital Partners VI Offshore Fund, L.P. has irrevocably and unconditionally guaranteed a portion of the payment obligations of Parent and Sub under certain provisions of the merger agreement. The amount of these guarantees is $700 million in the aggregate (the amount of the termination fee that Parent or Sub may be required to pay under the merger agreement under certain circumstances).

Limited Remedies; Maximum Recovery (page 88)

        If the merger agreement is terminated and a termination fee or Parent's expenses become payable by us, the termination fee or expenses is Parent's and Sub's exclusive remedy against us for any loss suffered as a result of the failure of the merger to be consummated. In addition, Parent and Sub can seek specific performance against us if the merger agreement has not been terminated.

        If the merger agreement is terminated and a termination fee or our expenses become payable by Parent or Sub, the termination fee or expenses is our exclusive remedy against Parent for any loss suffered as a result of the failure of the merger to be consummated. In addition, we cannot seek specific performance against Parent or Sub, except with respect to Parent's obligation as the sole stockholder of Sub to adopt the merger agreement, the confidentiality provisions and the provisions of the merger agreement prohibiting Parent and its equity financing sources from having exclusive arrangements with financing sources or our customers or strategic partners. In all circumstances, Parent's and Sub's maximum liability under the merger agreement is capped at $700 million.

Regulatory Matters (page 66)

        The obligation of the parties to consummate the merger is subject to the receipt of certain regulatory approvals under applicable law, including (i) the expiration or termination of the waiting period applicable to the consummation of the merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and under the antitrust and anticompetition statutes of Canada, (ii) European Union competition approvals, if applicable, (iii) certain consents and other approvals required to be obtained prior to the effective time of the merger in order to effect the disposition or liquidation of First Financial Bank, (iv) consents and other approvals in connection with the acquisition by Parent as a result of the merger of the First Data Loan Company, Canada, which we refer to as the Canadian Loan Company, or, under specified circumstances, the liquidation or disposition of the Canadian Loan Company, (v) foreign competition approvals in specified jurisdictions and (vi) all other notices, reports, filings and approvals required to be made or obtained prior to the effective time of the merger by First Data or Parent or any of their respective subsidiaries with any governmental entity in connection with the execution and delivery of the merger agreement and the consummation of the transactions contemplated by the merger agreement that, if not made or obtained would, individually or in the aggregate, reasonably be expected to have a material adverse effect on First Data and would not subject any person to risk of criminal liability.

        On April 27, 2007, the waiting period under Hart-Scott-Rodino was terminated. On May 9, 2007, the waiting period under the antitrust and anticompetition statutes of Canada was terminated. On June 4, 2007, the parties received European Commission competition approval.

Appraisal Rights (page 89)

        Under Delaware law, if you do not vote in favor of adopting the merger agreement, you will have the right to have the "fair value" of your shares of First Data common stock determined by the Court of Chancery of the State of Delaware and to receive payment based on that valuation in lieu of receiving the merger consideration, but only if you comply with all requirements of Delaware law, which are summarized in this proxy statement. The ultimate amount that you receive as a dissenting stockholder in an appraisal proceeding may be more than, less than, or the same as, the amount you would have received under the merger agreement. If you intend to exercise appraisal rights, among other things, you must:

  •
  send a written demand to us for appraisal in compliance with Delaware law before the vote on adopting the merger agreement at the special meeting;

  •
  not vote for the proposal to adopt the merger agreement; and

  •
  continuously hold your shares of First Data common stock from the date you make the demand for appraisal through the effective date of the merger.

        If you vote for the proposal to adopt the merger agreement, you will waive your rights to seek appraisal of your shares of First Data common stock under Delaware law. Also, merely voting against or abstaining with respect to the proposal to adopt the merger agreement will not protect your rights to an appraisal. Failure to follow exactly the procedures specified under Delaware law will result in the loss of your appraisal rights. Delaware law requirements for exercising appraisal rights are described in further detail in this proxy statement and the relevant section of Delaware law regarding appraisal rights is reproduced and attached as Annex D to this proxy statement.

Material U.S. Federal Income Tax Consequences for U.S. Stockholders (page 68)

        Generally, merger consideration paid to our stockholders will be taxable to our stockholders for U.S. federal income tax purposes. A holder of First Data common stock receiving cash in the merger generally will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference between the amount of cash received and the holder's adjusted tax basis in the First Data common stock surrendered. Any such gain or loss generally will be capital gain or loss if the First Data common stock is held as a capital asset at the effective time of the merger. Any capital gain or loss will be taxed as long-term capital gain or loss if the holder has held the First Data common stock for more than one year prior to the effective time of the merger. If the holder has held the First Data common stock for one year or less prior to the effective time of the merger, any capital gain or loss will be taxed as short-term capital gain or loss. Currently, long-term capital gain for non-corporate taxpayers is taxed at a maximum federal tax rate of 15%. The deductibility of capital losses is subject to certain limitations. Each holder of First Data common stock should consult the holder's tax advisors as to the particular tax consequences of the merger to such holder.

Delisting and Deregistration of Our Common Stock (page 69)

        If the merger is completed, shares of First Data common stock will no longer be traded on the New York Stock Exchange and will be deregistered under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act.

Market Price of First Data common stock (page 94)

        Our shares of common stock are traded on the New York Stock Exchange under the ticker symbol "FDC." On March 30, 2007, the last trading day prior to the date of the public announcement of the merger agreement, the closing price of our common stock on the New York Stock Exchange was $26.90 per share. On June 25, the last trading day prior to the date of this proxy statement, the closing price of our common stock on the New York Stock Exchange was $31.88 per share. You are encouraged to obtain current market quotations for shares of First Data common stock.

QUESTIONS AND ANSWERS ABOUT THE
SPECIAL MEETING AND THE MERGER

        The following questions and answers are intended to address briefly some questions you may have regarding the special meeting and the proposed merger. These questions and answers may not address all questions that may be important to you as a stockholder. Please refer to the more detailed information contained elsewhere in this proxy statement, as well as the additional documents to which it refers or which it incorporates by reference, including the merger agreement, a copy of which is attached to this proxy statement as Annex A.

Q:
When do you expect the merger to be completed?

A:
We are working toward completing the merger as quickly as possible. If our stockholders adopt the merger agreement, and assuming that the other conditions to the merger are satisfied or waived, we believe that the merger will become effective near the end of the third quarter.

Q:
Who can vote and attend the special meeting?

A:
Holders of record of outstanding shares of First Data common stock as of the close of business on June 21, 2007, the record date for the special meeting, are entitled to receive notice of, attend and to vote at the special meeting and any adjournment or postponement of the special meeting. Each share of First Data common stock is entitled to one vote on each matter properly brought before the special meeting.

Q:
What vote of our stockholders is required to adopt the merger agreement or to approve an adjournment of the special meeting?

A:
The affirmative vote of a majority of the outstanding shares of First Data common stock entitled to vote is required to adopt the merger agreement. Approval of any adjournments of the special meeting to solicit additional proxies requires the affirmative vote of a majority of the outstanding shares of First Data common stock present in person or by proxy at the special meeting and entitled to vote on the matter.

  If a quorum is not present at the special meeting, the special meeting may be adjourned by the vote of a majority of the outstanding shares of First Data common stock entitled to vote at the special meeting and present in person or by proxy. In addition, the proxies will have the power to adjourn the meeting for any other reason.

Q:
What will happen if I abstain from voting or fail to vote?

A:
With respect to the proposal to adopt the merger agreement, if you abstain from voting on the proposal, fail to cast your vote in person or by proxy or if you hold your shares in "street name" and fail to give voting instructions to the record holder of your shares, it will have the same effect as a vote against the proposal to adopt the merger agreement.

  With respect to the proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies, if you fail to cast your vote in person or by proxy or, if you hold your shares in "street name" and fail to give voting instructions to the record holder of your shares, it will not have any effect on the outcome of the vote on that proposal. If you vote to abstain from the proposal, it will have the same effect as a vote against the adjournment proposal.

Q:
How does the First Data board of directors recommend that I vote?

A:
The First Data board of directors unanimously recommends that our stockholders vote "FOR" the proposal to adopt the merger agreement and "FOR" the proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies if there are insufficient votes at the special meeting to adopt the merger agreement.

Q:
How do I cast my vote?

A:
If you are a holder of record of First Data common stock on the record date, you may vote in person at the special meeting or authorize a proxy for the special meeting. You can authorize your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed, postage-paid envelope, or, if you prefer, by following the instructions on your proxy card for telephonic or Internet proxy authorization.

Q:
How do I cast my vote if my shares of common stock are held of record in "street name"?

A:
If you hold your shares of common stock in "street name" through a broker, bank or other nominee, your broker, bank or nominee will not vote your shares unless you provide instructions on how to vote. You must obtain a voting instruction card from the broker, bank or other nominee that is the record holder of your shares and provide your broker, bank or other nominee with instructions on how to vote your shares, in accordance with the voting directions provided by your broker, bank or nominee. The inability of your broker, bank or other nominee to vote your shares, often referred to as a "broker non-vote," will have the same effect as a vote against the proposal to adopt the merger agreement and will have no effect on the proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies. If your shares are held in "street name," please refer to the voting instruction card used by your broker, bank or other nominee, or contact them directly, to see if you may submit voting instructions using the Internet or telephone.

Q:
How will proxy holders vote my shares of common stock?

A:
If you properly authorize a proxy prior to the special meeting, your shares of common stock will be voted as you direct. If you authorize a proxy but no direction is otherwise made, your shares of common stock will be voted "FOR" the proposal to adopt the merger agreement and "FOR" the proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies. The proxy holders will vote in their discretion upon such other matters as may properly come before the special meeting or any adjournment or postponement of the special meeting.

Q:
What happens if I sell my shares of common stock before the special meeting?

A:
If you held your shares of common stock on the record date but transfer them prior to the effective time of the merger, you will retain your right to vote at the special meeting, but not the right to receive the merger consideration for the shares. The right to receive such consideration when the merger becomes effective will pass to the person who owns the shares you previously owned.

Q:
Can I change my vote after I have mailed my proxy card?

A:
Yes. If you own shares of common stock as a record holder on the record date, you may revoke a previously authorized proxy at any time prior to its exercise by delivering a properly executed, later-dated proxy card, by authorizing your proxy by telephone or Internet at a later date than your previously authorized proxy, by filing a written revocation of your proxy with our Corporate Secretary or by voting in person at the special meeting. Attendance at the meeting will not, in itself, constitute revocation of a previously authorized proxy. If you own shares of common stock in

  "street name," you may revoke or change previously granted voting instructions by following the instructions provided by the broker, bank or nominee that is the registered owner of the shares.

Q:
Should I send in my certificates representing shares of common stock now?

A:
No. Shortly after the merger is completed, you will receive a letter of transmittal with instructions informing you how to send your share certificates to the paying agent in order to receive the merger consideration. You should use the letter of transmittal to exchange shares of common stock for the merger consideration to which you are entitled as a result of the merger. DO NOT SEND ANY SHARES WITH YOUR PROXY.

Q:
What rights do I have if I oppose the merger?

A:
Under Section 262 of the Delaware General Corporation Law, which we refer to as the DGCL, our stockholders are entitled to appraisal rights with respect to the proposed merger. Any First Data stockholder who does not wish to accept the consideration provided in the merger agreement and who does not vote for the proposal to adopt the merger agreement has the right to demand appraisal of, and to be paid the fair value of the holder's shares of First Data common stock. See "Appraisal Rights" beginning on page 89 for a description of how First Data stockholders may perfect appraisal rights. In addition, a copy of Section 262 of the DGCL is attached to this proxy statement as Annex D.

Q:
What will happen to the common stock that I currently own after completion of the merger?

A:
Following the completion of the merger, your shares of common stock will be cancelled and will represent only the right to receive your portion of the merger consideration. Trading in First Data common stock on the New York Stock Exchange will cease and price quotations for First Data common stock will no longer be available.

Q:
What happens if the merger is not completed?

A:
If the merger agreement is not adopted by First Data's stockholders or if the merger is not completed for any other reason, stockholders will not receive any payment for their shares in connection with the merger. Instead, First Data will remain a public company and First Data common stock will continue to be listed and traded on the New York Stock Exchange. Under specified circumstances, First Data or Parent may be required to pay the other a termination fee or reimburse the other for its out-of-pocket expenses as described under "The Merger Agreement—Effects of Terminating the Merger Agreement."

Q:
Have any stockholders already agreed to approve the merger?

A:
We are not aware of any agreements between Parent or other affiliates of KKR and any of our stockholders in which a stockholder has agreed to vote for the proposal to adopt the merger agreement.

Q:
Where can I find more information about the company?

A:
We file certain information with the SEC. You may read and copy this information at the Securities and Exchange Commission's, which we refer to as the SEC, public reference facilities. You may call the SEC at 1-800-SEC-0330 for information about these facilities. This information is also available on the SEC's website at www.sec.gov and on our website at www.firstdata.com. Information contained on our website is not part of, or incorporated in, this proxy statement. You can also request copies of these documents from us. See "Where You Can Find More Information" on page 97.

Q:
Who will solicit and pay the cost of soliciting proxies?

A:
We will bear the cost of soliciting proxies for the special meeting. The First Data board of directors is soliciting your proxy on our behalf. Our directors, officers and employees may solicit proxies by telephone and facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies. We have retained Morrow & Co. Inc. to assist us in the solicitation of proxies, and will pay approximately $12,500, plus reimbursement of out-of-pocket expenses, to Morrow & Co. Inc. for its services. We also will request that banking institutions, brokerage firms, custodians, trustees, nominees, fiduciaries and other like parties forward the solicitation materials to the beneficial owners of common stock held of record by such person, and we will, upon request of such record holders, reimburse forwarding charges and out-of-pocket expenses.

Q:
Who can help answer my other questions?

A:
If you have more questions about the special meeting or the merger, you should contact our proxy solicitation agent, Morrow & Co. Inc., as follows:

    Morrow & Co. Inc.
    470 West Avenue—3rd Floor
    Stamford, CT 06902
    (800) 279-6413

        If you hold your shares through a broker, bank or other nominee, you also should call your broker, bank or other nominee for additional information.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        Information both included and incorporated by reference in this proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on various assumptions and describe our future plans, strategies, and expectations, are generally identified by our use of words such as "intend," "plan," "may," "should," "will," "project," "estimate," "anticipate," "believe," "expect," "continue," "potential," "opportunity," and similar expressions, whether in the negative or affirmative. We cannot guarantee that we will achieve these plans, intentions or expectations, including completing the merger on the terms summarized in this proxy statement. All statements regarding our expected financial position, business and financing plans are forward-looking statements.

        Except for historical information, matters discussed in this proxy statement are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. These risks and other factors include, but are not limited to:

  •
  the occurrence of any effect, event, development or change that could give rise to the termination of the merger agreement;

  •
  the outcome of any legal proceedings instituted against First Data and others following announcement of entering into the merger agreement;

  •
  the inability to complete the merger due to the failure to obtain stockholder approval or the failure to satisfy other conditions to completion of the merger, including the receipt of certain foreign and domestic regulatory approvals;

  •
  the failure of Parent or Sub to obtain the necessary financing arrangements set forth in commitment letters received in connection with the proposed merger;

  •
  risks that the proposed transactions disrupt current plans and operations and the potential difficulties in employee retention;

  •
  risks that the proposed transactions cause our alliance partners, customers or service providers to terminate or reduce their relationship with us;

  •
  the amount of the costs, fees, expenses and charges related to the merger and the actual terms of certain financings that will need to be obtained for the merger;

  •
  the impact of the substantial indebtedness that will need to be incurred to finance the consummation of the merger; and

  •
  other risks detailed in our filings with the SEC, including our most recent filings on Form 10-Q and 10-K.

        All forward-looking statements included in this proxy statement speak only as of the date of this proxy statement and all forward-looking statements incorporated by reference into this proxy statement speak only as of the date of the document in which they were included. We expressly disclaim any obligation to release publicly any revisions or updates to any forward-looking statements, except to the extent required by law. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section.

        All information contained in this proxy statement concerning KKR, Parent, Sub and their affiliates or the financing arrangements related to the merger has been supplied by KKR, Parent and Sub or their affiliates and has not been independently verified by us.

THE PARTIES INVOLVED IN THE TRANSACTION

  First Data Corporation
  6200 South Quebec Street
  Greenwood Village, Colorado 80111
  (303) 488-8000

        We were established in 1992 through an initial public offering in connection with a spin-off from American Express. We operate electronic commerce, payment services and customer account management businesses. We operate in several business segments, including First Data Commercial Services, First Data Financial Institution Services, First Data International, Integrated Payment Systems and All Other and Corporate. We have domestic and international operations and regional or country offices where sales, customer service and/or administrative personnel are based.

  New Omaha Holdings L.P.
  c/o Kohlberg Kravis Roberts & Co. L.P.
  9 West 57th Street, Suite 4200
  New York, New York 10019
  (212) 750-8300

        New Omaha Holdings L.P., or Parent, is a Delaware limited partnership formed solely for the purpose of effecting the merger and the transactions contemplated by the merger agreement. Parent has not engaged in any business except in furtherance of this purpose and activities incident to its formation. It is currently owned by a private equity fund sponsored by KKR.

  Omaha Acquisition Corporation
  c/o Kohlberg Kravis Roberts & Co. L.P.
  9 West 57th Street, Suite 4200
  New York, New York 10019
  (212) 750-8300

        Omaha Acquisition Corporation, or Sub, is a Delaware corporation and a wholly-owned subsidiary of Parent. Sub was formed solely for the purpose of effecting the merger and the transactions contemplated by the merger agreement. Sub has not engaged in any business except in furtherance of this purpose and activities incident to its formation.

THE SPECIAL MEETING

Date, Time and Purpose of the Special Meeting

        This proxy statement is being furnished to our stockholders in connection with the solicitation of proxies from our stockholders by the First Data board of directors to be exercised at a special meeting to be held on July 31, 2007 at 10:00 a.m., (E.T.). The special meeting will take place at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019.

        The special meeting is being held for the following purposes:

  1.
  To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of April 1, 2007, among New Omaha Holdings L.P., Omaha Acquisition Corporation and First Data Corporation (we refer to this agreement as it may be amended from time to time as the merger agreement), which provides for the merger of Omaha Acquisition Corporation into First Data, with First Data continuing as the surviving corporation and a direct or indirect wholly-owned subsidiary of New Omaha Holdings L.P., and the conversion of each share of First Data common stock issued and outstanding immediately prior to the merger (other than shares held in First Data's treasury, shares owned by any wholly-owned subsidiary of First Data or by New Omaha Holdings L.P. or any of its wholly-owned subsidiaries and shares for which appraisal rights have been properly exercised under Delaware law) into the right to receive $34.00 in cash, without interest and less any applicable withholding taxes.

  2.
  To consider and vote on a proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies if there are insufficient votes at the special meeting to adopt the merger agreement.

  3.
  To transact such other business as may properly come before the special meeting and any adjournment or postponement of the special meeting.

Record Date, Notice and Quorum

        All holders of record of outstanding shares of First Data common stock as of the record date, which was the close of business on June 21, 2007, are entitled to receive notice of, attend and vote at the special meeting or any postponements or adjournments of the special meeting. On the record date, there were 754,017,291 shares of First Data common stock outstanding.

        A quorum is necessary to hold the special meeting. The holders of a majority of First Data common stock issued and outstanding and entitled to vote at the special meeting, present in person or represented by proxy, will constitute a quorum at the special meeting. If a quorum is not present or represented at the special meeting, the meeting may be adjourned by the affirmative vote of a majority of the outstanding shares of First Data Common stock entitled to vote at the special meeting and present in person or by proxy until a quorum shall be present or represented. Abstentions and properly executed broker non-votes will be counted in determining the presence of a quorum. A broker non-vote results as to a particular matter when a broker, bank or other nominee that is the record holder of shares properly executes and returns a proxy without specific voting instructions from the beneficial owner. Under the rules of the New York Stock Exchange, brokers, banks and other nominees are precluded from exercising their voting discretion with respect to the approval of non-routine matters, such as the adoption of the merger agreement.

Required Votes

        Adoption of the merger agreement requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote on the matter. Each share of common stock is entitled to one vote on each matter presented at the special meeting. Failure to vote your shares of common stock (including as a result of broker non-votes) and abstentions with respect to the proposal to adopt the merger agreement will have the same effect as voting against the proposal to adopt the merger agreement.

        In addition, the proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies requires the affirmative vote of a majority of the outstanding shares of First Data common stock present in person or by proxy at the special meeting and entitled to vote on the matter. For the purpose of this proposal, if any holder of First Data common stock fails to cast a vote, in person or by proxy, such failure will not have any effect on the outcome of this proposal. Broker non-votes are not considered votes cast and therefore will have no effect on the proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies. Abstention will have the effect of a vote against the proposal to adjourn the special meeting for the purpose of soliciting additional proxies.

        As of the record date, our directors and executive officers owned and are entitled to vote an aggregate of approximately 5,198,487 shares of common stock, entitling them to exercise less than 1% of the voting power of First Data common stock entitled to vote at the special meeting. Our directors and executive officers have informed us that they intend to vote the shares that they own "FOR" the proposal to adopt the merger agreement and "FOR" the proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies.

        If you authorize a proxy, your shares will be voted at the special meeting as you indicate on your proxy. If no instructions are indicated when you authorize your proxy, your shares will be voted "FOR" the proposal to adopt the merger agreement and "FOR" the proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies.

        We do not expect that any matters other than the proposal to adopt the merger agreement and, if necessary, the proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies will be brought before the special meeting. If, however, such a matter is properly presented at the special meeting or any adjournments or postponements of the special meeting, the persons appointed as proxies will have discretionary authority to vote the shares represented by duly executed proxies in accordance with their discretion.

        Votes will be counted by the inspector of elections for the special meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Proxies

        In order for your shares of common stock to be included in the vote, if you are a stockholder of record, you must either have your common stock voted by returning the enclosed proxy card or by authorizing your proxy or voting instructions by telephone or Internet or voting in person at the special meeting.

        Record holders may vote or cause their shares of common stock to be voted by proxy using one of the following methods:

  •
  completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed, postage-paid envelope;

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  authorizing your proxy or voting instructions by telephone or by Internet by following the instructions included with your proxy card; or

  •
  appearing and voting in person by ballot at the special meeting.

        Regardless of whether you plan to attend the special meeting, we request that you authorize a proxy for your shares of common stock as described above as promptly as possible. If you own shares of common stock through a broker, bank or other nominee (i.e., in "street name"), you must obtain a voting instruction card from the broker, bank or other nominee and provide your broker, bank or other nominee with instructions on how to vote your shares in accordance with the instructions on the voting instruction card that your broker, bank or other nominee provides to you. If you have not received such voting instructions or require further information regarding such voting instructions, contact your broker, bank or other nominee who can give you directions on how to vote your shares of common stock.

        If you own shares of First Data common stock as a participant in the First Data Corporation Incentive Savings Plan, or ISP, or the Employee Stock Purchase Plan, or ESPP, you will receive only one proxy card for all of your shares of First Data common stock beneficially held for you in such plans. By voting your proxy in accordance with the voting instructions, you will have voted all of your shares held in the ISP and the ESPP. If you own shares of First Data common stock outside of these plans, you will receive separate proxy materials which you should complete in accordance with the instructions provided with those materials.

        By completing the voting authorization for shares of First Data common stock you own through the ISP, you instruct the trustee under the ISP to vote, in person or by proxy, all shares of First Data common stock allocated to your account under the ISP at the First Data special meeting, and at any postponement or adjournment of the meeting, in the manner specified on the proxy card. The trustee will vote the ISP shares represented by the voting authorization if properly completed and signed by you and received back by 12:00 pm (C.T.) on July 29, 2007. The ISP Trust Agreement instructs the trustee to vote shares of First Data common stock allocated to your ISP account for which the trustee has not received instructions from you in the same proportion on each issue as it votes those shares credited to participants' accounts for which the trustee has received instructions from participants.

        By completing the voting authorization for ESPP shares, you appoint Henry C. Duques and David R. Money, as proxies, each with the power to appoint his substitute, and authorize them to represent and to vote, as designated, all the shares of First Data common stock beneficially held by you in the ESPP or as restricted stock on June 21, 2007, at the special meeting, and at any adjournment or postponement of the meeting, in the manner specified on the proxy card. With respect to ESPP shares, the proxy, when properly executed, will be voted as directed by you. If no direction is given, the proxy will be voted "FOR" the proposal to adopt the merger agreement and "FOR" the proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies. Henry C. Duques and David R. Money also are authorized to vote upon such other matters as may properly come before the meeting, including any adjournment of the special meeting for any reason other than to solicit additional proxies.

Revocation of Proxies

        If you are a stockholder of record, you may revoke your proxy at any time before the proxy is voted at the special meeting, in any of three ways:

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  by delivering, prior to the date of the special meeting, a written revocation of your proxy dated after the date of the proxy that is being revoked to the Corporate Secretary, First Data Corporation, 6200 South Quebec Street, Suite 320-B, Greenwood Village, Colorado 80111; or

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  by delivering to our Corporate Secretary a later-dated, duly executed proxy or by authorizing your proxy by telephone or by Internet at a date after the date of the previously authorized proxy relating to the same shares; or

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  by attending the special meeting and voting in person by ballot.

        Attendance at the special meeting will not, in itself, constitute revocation of a previously granted proxy.

        If you own shares of common stock in "street name," you may revoke or change previously granted voting instructions by following the instructions provided by the broker, bank or other nominee or other party that is the registered owner of the shares.

Solicitation of Proxies

        We will pay the costs of soliciting proxies for the special meeting. Our directors, officers and employees may solicit proxies by telephone and facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies. We also will request that individuals and entities holding First Data common stock in their names, or in the names of their nominees, that are beneficially owned by others, send proxy materials to and obtain proxies from those beneficial owners, and, upon request, will reimburse those holders for their reasonable expenses in performing those services. We have retained Morrow & Co. Inc. to assist us in the solicitation of proxies, and will pay fees of approximately $12,500, plus reimbursement of out-of-pocket expenses, to Morrow & Co. Inc. for their services. Our arrangement with Morrow & Co. Inc. includes provisions obligating us to indemnify it for certain liabilities that could arise in connection with its solicitation of proxies on our behalf.

Appraisal Rights

        Under Delaware law, if you do not vote in favor of adopting the merger agreement, you will have the right to have the "fair value" of your shares of First Data common stock determined by the Court of Chancery of the State of Delaware and to receive payment based on that valuation in lieu of receiving the merger consideration, but only if you comply with all requirements of Delaware law, which are summarized in this proxy statement. The ultimate amount that you receive as a dissenting stockholder in an appraisal proceeding may be more than, less than, or the same as, the amount you would have received under the merger agreement. If you intend to exercise appraisal rights, among other things, you must:

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  send a written demand to us for appraisal in compliance with Delaware law before the vote on adopting the merger agreement at the special meeting;

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  not vote for the proposal to adopt the merger agreement; and

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  continuously hold your shares of First Data common stock from the date you make the demand for appraisal through the effective date of the merger.

        If you vote for the proposal to adopt the merger agreement, you will waive your rights to seek appraisal of your shares of First Data common stock under Delaware law. Also, merely voting against or abstaining with respect to the proposal to adopt the merger agreement will not protect your rights to an appraisal. Failure to follow exactly the procedures specified under Delaware law will result in the loss of your appraisal rights. Delaware law requirements for exercising appraisal rights are described in further detail in this proxy statement and the relevant section of Delaware law regarding appraisal rights is reproduced and attached as Annex D to this proxy statement.

Adjournments

        Although it is not currently expected, the special meeting may be adjourned for any reason. Adjournment of the special meeting to solicit additional proxies requires the affirmative vote of a majority of the outstanding shares of First Data common stock present in person or by proxy at the special meeting and entitled to vote on the proposal. Adjournment of the special meeting if a quorum is not present requires the affirmative vote of a majority of the outstanding shares of First Data common stock present in person or by proxy at the special meeting and entitled to vote. Any adjournment of the special meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to their exercise.

Postponements

        At any time prior to convening the special meeting, we may postpone the special meeting for any reason without the approval of our stockholders. Although it is not currently expected, we may postpone the special meeting for the purpose of soliciting additional proxies if we conclude that by the meeting date it is reasonably likely that we will not have received sufficient proxies to constitute a quorum or sufficient votes for the proposal to adopt the merger agreement. Similar to adjournments, any postponement of the special meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to their use.

PROPOSAL NO. 1: THE MERGER

General Description of the Merger

        Under the terms of the merger agreement, Sub will merge with and into First Data, with First Data continuing as the surviving corporation. Following the effective time of the merger, the current stockholders of First Data will generally not be stockholders of the surviving corporation.

Background of the Merger

        First Data's board of directors and management regularly review and evaluate First Data's business and operations with the goal of enhancing stockholder value.

        In late November or early December of 2006, Mr. Henry Kravis, a founding member of KKR, asked Mr. James Robinson III, a director of First Data, whether First Data would be interested in discussing the possibility of an acquisition of First Data at a price per share between $30.00 and $32.00. Mr. Kravis chose to approach Mr. Robinson rather than another member of the First Data board of directors because Mr. Kravis knew Mr. Robinson through prior business dealings. Mr. Robinson told Mr. Kravis that he would discuss the matter with Mr. Henry C. Duques, Chairman and Chief Executive Officer of First Data.

        During the December 6, 2006 meeting of the First Data board of directors, the board was informed of Mr. Kravis' inquiry. The First Data board of directors discussed the matter and authorized Mr. Robinson to contact Mr. Kravis to set up a meeting in January, following the completion of certain year-end matters, to discuss KKR's inquiry. Mr. Robinson was selected to arrange the meeting because he was the person contacted by Mr. Kravis.

        On January 12, 2007, representatives of KKR met with Messrs. Duques and Robinson. At the meeting, KKR representatives indicated that KKR was interested in exploring a possible acquisition of First Data at a price per share of First Data common stock between $30.00 and $32.00 in cash. The KKR representatives provided Messrs. Duques and Robinson with written materials discussing KKR and its interest in First Data.

        During the period from January 13, 2007 to January 16, 2007, Mr. Duques reported on the discussions with KKR to Mr. Courtney F. Jones (who, together with Messrs. Duques and Robinson, are the three members of the executive committee of the First Data board of directors) and Mr. Arthur F. Weinbach, another member of the First Data board of directors.

        On January 17, 2007, Mr. Duques spoke with a representative of KKR. Based on his interest in exploring a possible transaction at $33.00 per share and his preliminary discussions with Messrs. Jones, Robinson and Weinbach, Mr. Duques informed the KKR representative that, if KKR was prepared to pursue a transaction at a price per share of First Data common stock of $33.00, he believed there would likely be interest by the board in exploring the possibility of a transaction. The KKR representative responded that he would discuss the matter with his colleagues at KKR and thereafter give Mr. Duques a response.

        On January 22, 2007, a representative of KKR contacted Mr. Duques and indicated KKR was prepared to pursue an acquisition of First Data at a price per share of First Data common stock in the range of $32.00 to $33.00.

        On January 23, 2007, the First Data board of directors held a meeting to discuss the proposal from KKR. Sidley Austin LLP, counsel to First Data, participated in the meeting. The First Data board of directors determined to evaluate the proposal from KKR as well as other possible strategic alternatives available to First Data. The board determined that First Data should retain one or more financial advisors to assist the board of directors in that process.

        On January 23, 2007, Mr. Duques contacted Morgan Stanley to request its assistance in evaluating strategic alternatives available to First Data.

        On January 30, 2007, the First Data board of directors held a meeting to discuss the KKR proposal and other strategic alternatives available to First Data. Also participating in the meeting were representatives of Morgan Stanley and Sidley Austin. Morgan Stanley discussed its preliminary views of the strategic alternatives available to First Data. The First Data board of directors, with the goal of maximizing stockholder value, authorized management and Morgan Stanley to (i) identify an appropriate process that might be followed to evaluate further the proposal from KKR and (ii) analyze further the strategic alternatives available to First Data.

        On January 31, 2007, at the direction of the First Data board of directors, Mr. Duques discussed KKR's proposal with KKR representatives. Mr. Duques indicated that First Data wanted to understand what information KKR needed First Data to provide, and what other steps KKR needed to take, to confirm its interest in pursuing an acquisition of First Data. Mr. Duques also indicated that First Data wanted to understand the principal financial assumptions that formed the basis for KKR's willingness to pursue an acquisition of First Data at the price range previously indicated. It was agreed that Mr. Duques and representatives of KKR would meet on February 5, 2007 to discuss these matters further.

        On February 5, 2007, Mr. Duques met with representatives of KKR. They reaffirmed KKR's interest in pursuing an acquisition of First Data in the previously indicated price range. They provided Mr. Duques with written materials describing their proposed timeline and process for exploring a possible transaction as well as KKR's financial projections for First Data and the principal assumptions underlying those projections.

        From February 5, 2007 through February 11, 2007, senior management of First Data and Morgan Stanley reviewed the projections and underlying assumptions that KKR had provided. They identified certain issues in the projections and assumptions that KKR had provided, which they believed could cause KKR to reconsider its interest in pursuing a transaction in the price range previously discussed.

        On February 12, 2007, Mr. Duques informed a representative of KKR of management's and Morgan Stanley's analysis of KKR's projections and asked that KKR consider whether the issues identified by management and Morgan Stanley in the KKR projections and assumptions for First Data altered KKR's willingness to pursue a potential transaction in the price range previously indicated. Mr. Duques indicated that, if KKR reconfirmed its interest in such price range following an analysis of those issues, the First Data board of directors would meet to consider whether to continue to engage in discussions with KKR regarding a potential transaction.

        On February 15, 2007, in a telephone conversation with Mr. Duques, a KKR representative reconfirmed to First Data its interest in pursuing a potential transaction within the previously indicated price range. KKR furnished to Mr. Duques written materials similar to those that KKR had supplied on February 5.

        On February 16, 2007, the First Data board of directors held a meeting to discuss KKR's proposal. The First Data board of directors determined to permit KKR to conduct limited due diligence regarding First Data. The independent directors of the board also determined to retain separate counsel in connection with their consideration of KKR's proposal. We refer to the directors other than Messrs. Duques, Robinson and David A. Coulter as the "independent directors." Messrs. Duques and Robinson are not considered independent directors under the rules of the NYSE, and Mr. Coulter is affiliated with Warburg Pincus, a large private equity firm.

        On February 19, 2007, the independent directors retained Sullivan & Cromwell LLP as their counsel.

        Also on February 19, First Data and KKR entered into a confidentiality agreement. The confidentiality agreement obligated KKR to, among other things:

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  maintain the confidentiality of the information to be provided to it by First Data and of the parties' discussions of a potential transaction;

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  refrain from contacting potential sources of debt or equity financing without First Data's prior consent; and

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  refrain from entering into any exclusive arrangements with potential sources of debt or equity financing without First Data's prior written consent.

        On February 21, 2007, the First Data board of directors held a meeting at which representatives of Sullivan & Cromwell, Sidley Austin and Morgan Stanley were also present. Among other things, the First Data board of directors considered KKR's proposal. Mr. Duques confirmed to the board that he did not anticipate having any management or other role with First Data following any such transaction. The First Data board of directors was also informed of the inquiries received by First Data from certain other private equity firms regarding a possible transaction with First Data. Among these private equity firms were a firm which we refer to as "bidder A" and a firm which we refer to as "bidder B." The directors discussed the possible benefits of forming a strategic review committee to consider the KKR proposal and other possible strategic alternatives available to First Data, evaluate those alternatives and make a recommendation with respect to such alternatives to the First Data board of directors. The board also discussed the possibility of retaining a second financial advisor. Morgan Stanley made a presentation to the directors regarding KKR's proposal and other strategic alternatives available to First Data, including a leveraged buyout, a strategic sale of First Data, a substantial acquisition by First Data, a leveraged recapitalization and continuing to execute on First Data's business plan. At this meeting and in a number of other meetings, the independent directors met in executive session.

        On February 22, 2007, members of management of First Data and representatives of Morgan Stanley, KKR and Simpson Thacher & Bartlett LLP, counsel to KKR, discussed the extent of the due diligence information regarding First Data that would be made available to KKR and its advisors at that time.

        Also on February 22, 2007, at the direction of First Data, Morgan Stanley informed KKR that, KKR should provide First Data with an updated proposal (including a specific price at which KKR would be willing to pursue a transaction) before the next board meeting, scheduled for March 7, 2007.

        Beginning on February 22, 2007, First Data made available to KKR and its advisors various financial, legal and other information, including the projections described under "—Projected Financial Information—First Data–Prepared Projected Financial Information." From February 22, 2007 through execution of the merger agreement, KKR and its advisors conducted due diligence regarding First Data. The diligence materials made available on February 22 did not include certain information related to First Data's customers and strategic partners. That information was made available to KKR on March 14 based on the significant amount of due diligence performed by KKR and at KKR's request.

        From February 26 through February 28, 2007, members of senior management of First Data made presentations to representatives of KKR, Mercer Oliver Wyman, KKR's information technology advisor, Deloitte & Touche LLP, KKR's accounting advisor, and Simpson Thacher regarding First Data's business.

        On March 6, 2007, KKR informed Morgan Stanley that, based on the additional due diligence performed by KKR, it was interested in pursuing an acquisition of First Data at a price of $32.25 per share. KKR supplied to First Data written materials describing its proposal and the conditions relating thereto. The conditions included, among other things, completion of due diligence, discussion with certain key customers of First Data and securing commitments from potential financing sources (which the proposal contemplated might include Morgan Stanley).

        On March 7, 2007, the First Data board of directors held a meeting to discuss the KKR proposal and other strategic alternatives available to First Data. Members of management and representatives of Sidley Austin, Sullivan & Cromwell and Morgan Stanley also participated in the meeting. In connection with considering the formal engagement of Morgan Stanley as a financial advisor to First Data, the board discussed Morgan Stanley's relationship with KKR and other private equity firms, including the financial advisory services Morgan Stanley had provided to KKR and other private equity firms. The board also discussed Morgan Stanley's role as financial advisor to boards and committees of other companies exploring strategic alternatives. In connection with approving the formal engagement of Morgan Stanley, the board determined that Morgan Stanley would not be permitted to provide any acquisition financing for any potential bidder for First Data. The First Data board of directors received an update on the discussions with KKR and was informed of the inquiries First Data had received from certain other private equity firms regarding a possible transaction with respect to First Data. Members of management reviewed with the First Data board of directors certain financial information with respect to First Data. Morgan Stanley made a presentation to the directors regarding KKR's proposal as well as other strategic alternatives available to First Data, including a strategic sale of First Data, a leveraged recapitalization and continuing to execute on First Data's business plan. The board discussed the strategic alternatives and the feasibility, risks and uncertainties associated with each alternative. Morgan Stanley expressed its view that there was a limited universe of companies with the financial capacity to acquire a company the size of First Data, and of that group, it was unlikely any strategic buyer would be willing to purchase First Data at or above the price level KKR indicated it was willing to pay. Morgan Stanley also expressed the view that there were private equity firms other than KKR that would have the financial capacity to lead a transaction with the amount of equity investment being contemplated, two of such firms with the most financial capacity being bidder A and bidder B. The independent directors determined to permit KKR to conduct further due diligence and that Morgan Stanley should contact bidder A and bidder B and invite them to review due diligence materials and submit bids to acquire First Data. The First Data board of directors determined to form the strategic review committee to explore, evaluate and, as the committee deemed appropriate, negotiate, with respect to any possible strategic alternatives available to First Data, including a leveraged buyout. In forming the strategic review committee, the board determined that it would not recommend any transaction to First Data's stockholders unless the transaction had been recommended by the strategic review committee. The strategic review committee consists of three of the independent directors: Mr. Weinbach, Mr. Richard P. Kiphart and Mr. Jones.

        Following the meeting of the board of directors, the strategic review committee met. Representatives of Sullivan & Cromwell and Morgan Stanley participated in the meeting. The committee reviewed the process engaged in to date with respect to the review of potential strategic alternatives and the inquiries First Data had received from other private equity sponsors about a transaction with First Data. Morgan Stanley expressed its view that bidder A and bidder B were two of the private equity firms with the most financial capacity other than KKR that could lead a transaction with the amount of equity investment being contemplated. After consulting with its financial and legal advisors, the committee determined that First Data should approach bidder A and bidder B regarding their interest in pursuing a possible acquisition of First Data and determined not to respond at that time to the inquiries from the other private equity firms. The committee also discussed with Morgan Stanley potential strategic bidders with the financial capacity and a possible strategic interest in pursuing a transaction with First Data. Morgan Stanley expressed its view that it was unlikely that any strategic buyer would be willing to offer a price at or above what KKR was offering. After consulting with its financial and legal advisors, the strategic review committee determined it would not contact any potential strategic buyer at that time. The strategic review committee also determined that, until the committee determined otherwise, none of the potential bidders should be permitted to have discussions with management of First Data other than in connection with the due diligence process or to contact potential debt or equity financing sources or any First Data customers. The committee also determined that it would retain a separate financial advisor and proceeded to set up dates to interview several firms.

        On March 8, 2007, at the direction of First Data, Morgan Stanley contacted bidder A and bidder B, each of which indicated it was interested in exploring a possible acquisition of First Data. Morgan Stanley also advised KKR that the strategic review committee had been established.

        On March 9 and 10, 2007, bidder A and bidder B, respectively, executed confidentiality agreements with provisions similar to those contained in the confidentiality agreement entered into with KKR. On March 10, 2007, each of bidder A and bidder B and their respective advisors were given access to the due diligence materials previously made available to KKR. On March 19, 2007, based on the significant amount of due diligence performed by bidder A and at bidder A's request, bidder A was also given access to the information related to First Data's customers and strategic partners that was made available to KKR.

        On March 11, 2007, Mr. Duques received a telephone call from a representative of KKR, who indicated that KKR wanted First Data to agree to have discussions exclusively with KKR. Mr. Duques informed the KKR representative that the strategic review committee was running the process and that KKR should contact the committee with any requests it had.

        On March 12, 2007, the strategic review committee held a meeting. Representatives of Sullivan & Cromwell and Morgan Stanley participated in the meeting. Mr. Duques participated in the initial part of such meeting in order to discuss with the committee the call he had received on March 11, 2007 from KKR. After Mr. Duques left the meeting, Morgan Stanley updated the committee on discussions with each of KKR, bidder A and bidder B and the status of their due diligence investigations regarding First Data. During the committee meeting, Morgan Stanley received an updated written proposal from KKR. Morgan Stanley described for the committee such updated proposal, stating that KKR had increased the price it was prepared to pay in an acquisition of First Data to $33.00 per share of First Data common stock, with such valuation contingent on First Data agreeing to engage in discussions with KKR on an exclusive basis. The committee concluded that it would not agree to exclusive negotiations with KKR.

        On March 13, 2007, the strategic review committee held a meeting. Representatives of Sullivan & Cromwell and Morgan Stanley participated in the meeting. The committee received an update on the status of discussions with KKR, bidder A and bidder B. It was noted that KKR, bidder A and bidder B had each been informed of a March 21 deadline for submitting bids and that the date was moved from March 20 at the request of bidder A. The committee was also informed of a recent inquiry First Data had received from another private equity firm regarding a possible acquisition of First Data. Morgan Stanley expressed its view that the most logical potential buyers were already involved in the process. After consulting with its financial and legal advisors and taking into account the financial capacity of the other private equity firm, the committee determined not to respond to such private equity firm at that time. The committee also reaffirmed its decision not to enter into an exclusive process with KKR.

        Immediately following the conclusion of the meeting of the strategic review committee, the First Data board of directors held a meeting to receive an update on the discussions with the potential bidders, including the March 12 proposal from KKR. Also participating in the meeting were representatives of Morgan Stanley, Sidley Austin and Sullivan & Cromwell. The directors were informed that the strategic review committee had concluded that discussions with all three potential bidders should continue and KKR's request for exclusivity should be denied. The independent directors noted their agreement with the strategic review committee's conclusion. The directors discussed the process to date and concerns about the potential damage to First Data's business of a prolonged bidding process, including the possibility of leaks and various concerns about multiple bidders talking to First Data's customers.

        On March 14, 2007, the strategic review committee held a meeting. Representatives of Sullivan & Cromwell and Morgan Stanley participated in the meeting. The committee was updated on the recent communications with KKR, bidder A and bidder B as well as the status of their respective due diligence investigations regarding First Data. Sullivan & Cromwell reviewed the terms of a draft merger agreement to be sent to the potential bidders.

        From March 14 through 16, 2007, members of senior management of First Data made separate presentations to bidder A and bidder B similar to those previously made to KKR.

        On March 16, 2007, the strategic review committee retained Evercore Group L.L.C. to act as its financial advisor. Evercore was briefed on the process to date by Sullivan & Cromwell and Morgan Stanley and began extensive due diligence with First Data on March 17, 2007.

        Also on March 16, a draft of the merger agreement was distributed to KKR, bidder A and bidder B. Among other things, the draft agreement contained:

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  a 60-day "go-shop" provision;

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  provisions that contemplated a lower breakup fee if the agreement were terminated in connection with a takeover proposal made by other potential buyers that made takeover proposals during the go-shop period; and

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  provisions restricting the ability of the acquiror to enter into exclusive agreements with financing sources.

        On March 16, 2007, Morgan Stanley reiterated to KKR, bidder A and bidder B that their proposals were due on March 21 and informed them of the requested elements to be included in their proposal. Morgan Stanley also informed each of them that Sidley Austin was available to discuss the draft merger agreement in advance of the March 21 bid due date.

        On March 18, 2007, Simpson Thacher provided Sidley Austin with a detailed markup of the draft merger agreement. Among other things, the markup contemplated a 30 day go-shop period rather than the 60 day period included in the draft agreement and that KKR would be permitted to "match" any superior proposal made by a third party.

        On March 19, 2007, Morgan Stanley advised KKR, bidder A and bidder B in writing of the requested elements to be included in their proposals and that the price included in their March 21 proposal should be the highest price they were willing to pay for First Data. In that regard, the letter indicated that, based on the proposals received, First Data might determine to permit one of the bidders to have the exclusive right to commence discussions with First Data's customers and with financing sources.

        On March 19, 2007, the strategic review committee held a meeting. Representatives of Sullivan & Cromwell, Morgan Stanley and Evercore participated in the meeting. The committee received an update on the status of discussions with each of KKR, bidder A and bidder B and their respective due diligence efforts.

        On March 20, 2007, Sidley Austin discussed with Simpson Thacher its markup of the draft merger agreement.

        On March 21, 2007, each of KKR, bidder A and bidder B submitted a written proposal to Morgan Stanley to acquire First Data. In addition, bidder A's counsel submitted a detailed markup of the March 16 draft merger agreement. Bidder B's counsel did not submit a markup of the draft merger agreement but instead delivered an issues list with respect to the March 16 draft merger agreement.

        Among other things, the KKR proposal indicated the following:

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  a purchase price of $33.50 per share of First Data common stock;

  •
  the equity financing for the transaction would be provided in part by KKR with banks committing to provide an equity bridge facility for the remaining portion pending syndication following announcement of the transaction (we refer to this as an "equity bridge commitment") and that KKR had a desire to approach KKR's limited partners and certain private equity firms to discuss possible participation in the equity financing;

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  the only remaining due diligence would be limited to discussions with significant customers and alliance partners of First Data, as well as confirmatory tax and accounting due diligence;

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  that KKR had a desire to hold discussions with members of management to determine their interest in participating in the equity of First Data following completion of any transaction;

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  that KKR believed financing commitments for both the necessary debt and equity funding could be obtained within one week; and

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  that KKR believed it would be in a position to execute a definitive agreement within one week.

        The KKR proposal also stated that it would expire if the strategic review committee chose to pursue discussions with another potential bidder following receipt of the KKR proposal. KKR also requested that First Data agree to engage in exclusive negotiations with KKR.

        Among other things, the bidder A proposal indicated the following:

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  a purchase price of $30.00 per share of First Data common stock in cash, or in the alternative, a transaction whereby First Data stockholders would receive $29.00 per share in cash and common equity assumed to be worth $1.00 per share;

  •
  the equity financing for the transaction would be supplied either (i) in part by bidder A with the remaining portion provided in the form of an equity bridge commitment or (ii) in part by bidder A and another private equity firm with the remaining portion provided in the form of an equity bridge commitment;

  •
  remaining due diligence included discussions with key customers and alliance partners of First Data as well as completion of its operating, legal, financial accounting and tax due diligence review; and

  •
  that bidder A believed financing commitments for both the necessary debt and equity funding could be obtained, and it would be in position to execute a definitive agreement, within three weeks.

        Among other things, the bidder B proposal indicated the following:

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  a purchase price of $32.25 per share of First Data common stock;

  •
  the equity financing for the transaction would be provided in part by bidder B and another private equity firm with the remaining portion provided in the form of an equity bridge commitment;

  •
  remaining due diligence included, among other things, discussions with key customers and alliance partners of First Data, as well financial, accounting, tax, legal, human resources and systems due diligence; and

  •
  that bidder B believed debt financing commitments could be obtained within two to three weeks.

        Bidder B's proposal did not indicate a date by which it believed it would be in a position to execute a definitive agreement.

        On March 21, 2007 the strategic review committee held a meeting. Representatives of Sullivan & Cromwell, Sidley Austin, Morgan Stanley and Evercore participated in the meeting. Morgan Stanley reviewed with the committee the proposals from KKR, bidder A and bidder B. The strategic review committee directed Morgan Stanley to contact each of bidder A and bidder B separately before the strategic review committee and board meetings scheduled for the next day to see whether they would be willing to increase their respective offer prices.

        In the evening of March 21 and morning of March 22, 2007, Morgan Stanley had discussions with bidder A and bidder B regarding their respective offer prices. Bidder A indicated that it might be able to increase its offer by an additional $0.25 to $0.50 per share but that bidder A had given a great deal of consideration to its proposed price and, as a result, was not prepared to make any significant further increases in its offer price. Based on the understanding that its offer price was substantially below the other participants, bidder A informed Morgan Stanley that it would not proceed further in First Data's process. Bidder B responded by delivering to Morgan Stanley a supplemental letter which stated that, among other things, if allowed to engage in further work, bidder B believed it might find additional value in "a range within 5%" of its previously communicated offer price. In a further conversation, bidder B clarified to Morgan Stanley that the price range could be plus or minus 5%, representing $31.59 to $33.86, and that bidder B was more interested in participating in a collective bid for First Data.

        On March 22, 2007, the strategic review committee held a meeting. Representatives of Sullivan & Cromwell, Sidley Austin, Morgan Stanley and Evercore participated in the meeting. Evercore made a presentation to the strategic review committee with respect to, among other things, a preliminary financial analysis of First Data, analysis of the three proposals that had been received and a review of potential strategic bidders for First Data. Evercore informed the strategic review committee that it was unlikely that any potential strategic buyer would be prepared to acquire First Data for a price per share higher than the price proposed by KKR. Evercore noted that, according to First Data management, no strategic buyers had made inquiries to First Data regarding a potential acquisition of First Data. Morgan Stanley updated the strategic review committee on its discussions with bidder A and bidder B since the strategic review committee meeting the prior evening. Morgan Stanley also reviewed with the strategic review committee an updated preliminary financial analysis of First Data and potential strategic buyers. Morgan Stanley reiterated its belief that it was unlikely that any potential strategic buyer would be willing to offer a price above the price KKR was currently indicating it would pay.

        The strategic review committee concluded that it would be advisable for First Data's advisors to negotiate with KKR in an effort to increase the purchase price to $34.00 per share of First Data common stock and to improve certain non-financial terms of the transaction, including:

  •
  an understanding from KKR that reaching an agreement with First Data's customers or alliance partners would not be a condition to either the signing of a merger agreement or to the closing of a transaction;

  •
  KKR agreeing that it would not enter into exclusive arrangements with respect to financing sources (debt or equity), including from customers and alliance partners;

  •
  a "go-shop" period of 50 days from the date of execution of any definitive merger agreement;

  •
  KKR agreeing that it would not have "match" rights with respect to a takeover proposal made by an "excluded party";

  •
  a termination fee payable by First Data equal to $250 million (or less than 1% of the equity value of the proposed transaction) if a fee became payable in connection with a takeover proposal from an excluded party and otherwise a termination fee of $700 million (or approximately 2.7% of the equity value of the proposed transaction);

  •
  a reverse termination fee payable by KKR to First Data of $700 million in the event of termination in specified circumstances;

  •
  KKR agreeing not to contact any potential financing sources prior to signing without First Data's consent; and

  •
  KKR agreeing that entering into agreements with management would not be a condition to signing or closing.

        On March 22, 2007, following the meeting of the strategic review committee, the First Data board of directors held a meeting. Representatives of Morgan Stanley, Evercore, Sullivan & Cromwell and Sidley Austin participated in the meeting. Morgan Stanley reviewed the three bids with the directors and described to the directors Morgan Stanley's subsequent conversations with bidder A and bidder B. The directors were also updated on the due diligence investigation of each of the bidders. In that regard, it was noted that bidder B had performed significantly less due diligence and committed significantly fewer people to the due diligence efforts than the other two bidders. The strategic review committee indicated to the directors that based upon, among other things, the price being offered by KKR, the price being offered by bidder A and bidder A's indication that it was not prepared to make any significant increase in its offer price, the fact that bidder B had indicated that it was primarily interested in making a collective bid for First Data and the limited due diligence conducted by bidder B notwithstanding the opportunity afforded it to conduct significantly more due diligence, the recommendation of the strategic review committee was to proceed with further discussions with KKR. The strategic review committee recommended to the board that First Data's advisors negotiate with KKR to obtain the financial and non-financial terms discussed above. The directors and their advisors discussed whether the refusal of a customer or strategic partner of First Data, particularly JPMorgan Chase, to approve a change in control would deter KKR or any other potential buyer from pursuing a transaction with First Data. The directors were advised of management's view that a buyer would not be deterred from making a proposal. Evercore presented its preliminary financial analysis to the independent directors. Evercore indicated that its preliminary financial analysis suggested that any potential strategic buyer would be unlikely to pay more than the amount proposed by KKR and that the most likely buyers had been involved in the bidding process. Evercore also noted that, according to First Data management, no strategic buyers had made inquiries to First Data regarding a potential acquisition of First Data. Morgan Stanley reiterated its view that the probability of a strategic buyer joining First Data's process was low at the price per share contemplated by the KKR proposal and that any other potential bidder would have an opportunity to make an offer during and after the go-shop period. The directors determined to proceed with negotiations with KKR in view of, among other things, the prices being offered by KKR and bidder A, bidder A's indication to Morgan Stanley regarding the degree to which it might offer greater consideration and its further indication that it was not prepared to make a significant increase in its price, bidder B's indication that it was primarily interested in a collective bid, the limited due diligence investigation conducted by bidder B and bidder B's commitment of significantly fewer people to the due diligence effort.

        Following the meeting, Morgan Stanley and Sidley Austin contacted KKR and Simpson Thacher to negotiate an increase in KKR's purchase price to $34.00 per share of First Data common stock and the other provisions the strategic review committee had indicated. Later that evening, KKR indicated that it was willing to accept these terms, subject to First Data agreeing to negotiate with KKR on an exclusive basis until April 1, 2007 and to modify the terms of the draft merger agreement to provide KKR with the right to match a superior proposal made by an excluded party that is a private equity firm.

        On the morning of March 23, 2007, Mr. Weinbach informed KKR that, based upon the understanding that the strategic review committee's proposed terms had been accepted (except for the modification of the match right discussed above), First Data would negotiate exclusively with KKR until 11:59 p.m., Eastern Time, on April 1, 2007.

        Beginning on March 23, 2007, members of management and KKR contacted certain customers and strategic partners of First Data. On March 23, 2007, KKR began contacting potential financing sources, including Credit Suisse, Deutsche Bank, J.P. Morgan and Merrill Lynch, to help arrange the financing for the proposed transaction.

        On March 26, 2007, KKR also contacted HSBC as an additional party to help arrange the financing.

        On March 24, 2007, Sidley Austin provided a revised draft of the merger agreement to Simpson Thacher. From March 24, 2007 through April 1, 2007, Sidley Austin and Sullivan & Cromwell, with input from their clients, on the one hand, and Simpson Thacher, with input from its client, on the other hand, negotiated the terms of the draft merger agreement and related documentation. During these negotiations it was agreed that the merger agreement would not prohibit KKR from entering into exclusive equity financing arrangements with its limited partners at any time or, following the end of the go-shop period, with other sources of equity financing. Also during this time, with the consent of First Data, KKR contacted certain financial institutions and other potential financing sources and negotiated the terms of the debt and equity commitment letters with such sources, which terms were reviewed by Sidley Austin, Sullivan & Cromwell, Morgan Stanley and Evercore.

        On March 27, 2007, the strategic review committee held a meeting. Representatives of Sullivan & Cromwell, Sidley Austin, Morgan Stanley and Evercore participated in the meeting. Morgan Stanley provided an update on the process with KKR, including the status of KKR's discussions with financing sources. Sidley Austin reviewed the terms of the draft merger agreement and the status of the negotiations with KKR.

        On March 28, 2007, KKR and the executive officers of First Data met with representatives of Credit Suisse, Deutsche Bank, HSBC and Merrill Lynch so that the financing sources could complete their due diligence review of First Data.

        Also on March 28, 2007, the strategic review committee held a meeting. Representatives of Sullivan & Cromwell and Morgan Stanley participated in the meeting. Morgan Stanley reported that KKR had indicated that it was unsure it would be able to obtain commitments for all of the necessary financing by April 1, 2007, unless Morgan Stanley was permitted to participate in the financing. The strategic review committee determined that, consistent with the board's earlier determination, it would not permit Morgan Stanley to participate in the financing due to the possible conflict it might present, even though it could possibly delay the signing of the transaction.

        On March 29, 2007, KKR contacted Goldman Sachs and Lehman Brothers to help arrange the financing.

        On March 31, 2007, the strategic review committee held a meeting. Representatives of Sullivan & Cromwell, Sidley Austin, Morgan Stanley and Evercore participated in the meeting. The legal advisors provided an update on the status of negotiations since the meeting on March 28, 2007, which included a discussion of the "go-shop" and related provisions that had been agreed to by KKR. Morgan Stanley and Evercore made separate presentations regarding their financial analyses and indicated that, assuming final documentation consistent with what was discussed at the meeting, they would be prepared to render fairness opinions when requested. The committee determined that it would recommend to the board that First Data continue to pursue a transaction with KKR.

        On March 31, 2007, following the meeting of the strategic review committee, the First Data board of directors held a meeting. Representatives of Morgan Stanley, Evercore, Sidley Austin and Sullivan & Cromwell participated in the meeting. The directors received an update on the process with KKR.

Sidley Austin reviewed the terms of the draft merger agreement and related documents. Morgan Stanley and Evercore indicated that, if requested, they were prepared to provide their fairness opinions. The strategic review committee informed the First Data board of directors of the strategic review committee's unanimous recommendation that First Data continue to pursue a transaction with KKR.

        Throughout the remainder of the day on March 31, 2007 and during April 1, 2007, at the direction of the strategic review committee, Sidley Austin and Sullivan & Cromwell, on the one hand, and Simpson Thacher, on the other hand, worked to finalize the terms of the merger agreement and related documentation, and KKR and Simpson Thacher worked with the debt and equity commitment providers to finalize the terms of the debt and equity commitment letters (which were also reviewed by Morgan Stanley, Evercore, Sidley Austin and Sullivan & Cromwell).

        On April 1, 2007, the First Data board of directors held a meeting to consider approval of the merger agreement and the proposed merger. Also participating for all or portions of the meeting were members of management and representatives of Morgan Stanley, Evercore, Sidley Austin and Sullivan & Cromwell. Sidley Austin reviewed with the directors the terms of the merger agreement and related documentation. Morgan Stanley delivered its oral opinion, as of April 1, 2007 (subsequently confirmed in writing) that, subject to the limitations in its opinion, the merger consideration to be received by holders of First Data common stock (other than shares held in treasury by First Data and shares owned by any wholly-owned subsidiary of First Data or by Parent or any of its wholly-owned subsidiaries) was fair, from a financial point of view, to such holders and Evercore delivered its oral opinion, as of April 1, 2007, (subsequently confirmed in writing) that, subject to the limitations in its opinion, the merger consideration to be received by holders of First Data common stock (other than affiliates of or holders of beneficial interests in Parent, to the extent they also are holders of First Data common stock) was fair, from a financial point of view, to such holders. The strategic review committee recommended that the board approve the merger agreement and the merger. After considering the factors described under "—Reasons for the Merger," the First Data board of directors unanimously approved the merger agreement, the merger and the other transactions contemplated by the merger agreement.

        Later that evening, First Data, Parent and Sub executed the merger agreement, First Data and the limited guarantors executed the limited guarantees, Sub and the debt financing providers executed the debt commitment letter and Parent and the equity financing providers executed the equity commitment letters.

        On April 2, 2007, prior to the opening of trading on the NYSE, First Data issued a press release announcing the execution of the merger agreement.

        Following the execution of the merger agreement, at the direction of the strategic review committee, Morgan Stanley began the process of contacting parties to determine whether they might be interested in exploring a transaction with First Data that would be superior to the proposed merger. Morgan Stanley contacted 45 parties, comprised of 29 potential strategic buyers and 16 private equity firms (which included post-signing contacts to bidder A and bidder B). Of the 45 parties Morgan Stanley contacted, 10 expressed a willingness to receive and evaluate information about First Data and 4 parties (in addition to bidder A and bidder B), including one potential strategic buyer, signed confidentiality agreements and received certain non-public materials regarding First Data. None of the parties Morgan Stanley contacted submitted a proposal to pursue an acquisition of First Data. Accordingly, following the end of the go-shop period, First Data notified Parent that First Data had not received any takeover proposals and therefore there were no "excluded parties" for purposes of the solicitation provisions of the merger agreement.

Reasons for the Merger

        The strategic review committee, in determining to recommend that the board approve the merger agreement and the merger, and the board of directors, in determining to approve the merger agreement and the merger and recommend that First Data stockholders adopt the merger agreement, have consulted with legal and financial advisors and considered and evaluated a number of factors, including:

  •
  The current and historical financial condition and results of operations of First Data.

  •
  The financial projections of First Data and the risks associated with the ability to meet such projections.

  •
  The other possible strategic alternatives to the merger, including continuing to operate First Data on a stand-alone basis, a sale of First Data to a strategic buyer, a leveraged recapitalization or a meaningful acquisition and the feasibility, risks and uncertainties associated with each alternative.

  •
  The fact that, following the unsolicited approach by KKR, First Data engaged in a competitive bid process with KKR and two other private equity firms and that KKR and the two other firms are viewed by the First Data board and the committee, based on consultation with their respective financial advisors, as three of the private equity firms with the most financial capacity that could lead a transaction with the amount of equity investment being contemplated.

  •
  The fact that the price finally agreed to was the result of multiple increases by KKR made during the process.

  •
  The fact that the $34.00 per share cash merger consideration exceeds the highest trading price of First Data's common stock since the completion of the spin-off of Western Union by First Data on September 29, 2006 and the relationship of the $34.00 per share cash merger consideration to trading prices of First Data's common stock for the period prior to the spin-off.

  •
  The fact that the $34.00 per share cash merger consideration represents a 26% premium over the closing price of First Data's common stock on March 30, 2007, the most recent trading day prior to execution of the merger agreement, a 34.9% premium over the closing price on March 20, 2007, the day preceding the deadline for March 21 bids from KKR, bidder A and bidder B, and 34.2% and 33.9% premiums over the average closing price for the 30 and 90 day periods preceding that date, respectively.

  •
  The fact that the First Data board and the committee, based on consultation with their respective financial advisors, believed it was unlikely that a strategic buyer would be prepared to pay more than the price being offered by KKR and that any potential bidder would have an opportunity to make an offer during and after the go-shop period.

  •
  The fact that a strategic buyer, or any other buyer, would not be precluded from seeking to acquire First Data by the terms of the merger agreement (noted below) and that the merger agreement contains limitations on Parent's and the equity financing sources' ability to establish exclusivity arrangements with customers, alliance partners and financing sources that might impede the ability to make a competing offer for First Data.

  •
  The view of the board and the committee, based on consultation with their respective financial advisors, that the conditions in the market for private and public debt and private equity were particularly strong and the uncertainty over how long those conditions would continue.

  •
  The fact that the consideration to be received by First Data's stockholders in the merger will consist entirely of cash, which will provide liquidity and certainty of value to First Data's stockholders.

  •
  The opinion of Morgan Stanley that, as of April 1, 2007, the merger consideration to be received by holders of First Data common stock (other than shares held in treasury by First Data, shares owned by any wholly-owned subsidiary of First Data or by Parent or any of its wholly-owned subsidiaries) was fair, from a financial point of view, to such holders and the opinion of Evercore that, as of April 1, 2007, the merger consideration to be received by holders of First Data common stock (other than affiliates of or holders of beneficial interests in Parent, to the extent they also are holders of First Data common stock) was fair, from a financial point of view, to such holders, as well as the presentations by Morgan Stanley and Evercore on March 31, 2007 in connection with the foregoing opinions, which are described under "—Opinions of Financial Advisors."

  •
  The fact that First Data's stockholders will be entitled to appraisal rights under Delaware law.

  •
  The steps taken, including the use of the strategic review committee with its own advisors, to foster competition and an orderly auction by controlling the sale process, including by controlling access to potential debt and equity sources, as well as to First Data's management, customers and strategic partners.

  •
  The current uncertainty regarding First Data's CEO succession.

  •
  The terms and conditions of the merger agreement (which the strategic review committee and the board of directors believe would not preclude a superior proposal), and the course of negotiation thereof, including:

  •
  First Data's right to solicit acquisition proposals for 50 days after execution of the merger agreement (referred to as the "go-shop" period);

  •
  First Data's right, even after the go-shop period and prior to the adoption of the merger agreement by stockholders, to engage in negotiations with, and provide information to, a third party that makes an unsolicited acquisition proposal if the board of directors, or a committee thereof, determines in good faith, after consultation with its financial advisors, that such proposal could reasonably be expected to lead to a transaction that is more favorable to First Data's stockholders than the merger and that failure to do so would be inconsistent with the board's fiduciary duties;

  •
  the low termination fee of $250 million, which is less than 1% of the equity value of the transaction, if a termination fee became payable in connection with a takeover proposal made by an "excluded party";

  •
  the closing conditions to the merger, including the fact that the obligations of Parent and Sub under the agreement are not subject to a financing condition or receipt of customer approvals or consents and that a third party appraisal firm must provide a solvency opinion;

  •
  the structure of the transaction as a merger which will result in detailed public disclosure and a protracted period of time prior to consummation of the merger during which an unsolicited superior proposal could be made;

  •
  First Data's right, in the exercise of its fiduciary duties, to terminate the merger agreement in order to accept a superior proposal, subject to certain conditions (including matching rights in certain circumstances) and the payment of a termination fee of $250 million (in connection with a takeover proposal by an excluded party) or $700 million (in other circumstances);

  •
  First Data's right to terminate the merger agreement if the board, in the exercise of its fiduciary duties, changes its recommendation other than in response to a takeover proposal, subject to certain conditions and the payment of a termination fee of $700 million; and

    •
    First Data's right to receive a reverse termination fee of $700 million from Parent if Parent fails to receive its financing proceeds by specified dates and the merger is otherwise ready to close or if Parent breaches certain covenants regarding lack of exclusivity agreements.

  •
  The nature of the financing commitments received by Parent and Sub with respect to the merger, including (1) the conditions to the obligations of the institutions providing such commitments to fund their commitments and (2) the identities of those institutions and their experience in consummating transactions such as those contemplated by the merger agreement.

  •
  A guarantee of certain of Parent's and Sub's payment obligations under the merger agreement of up to $700 million in the aggregate by KKR and the other equity participants in Parent.

        The strategic review committee and the board of directors has also considered a variety of risks and other potentially negative factors concerning the merger. These factors included the following:

  •
  The fact that, following the merger, First Data's public stockholders will cease to participate in any future earnings growth of First Data or benefit from any future increase in its value.

  •
  The fact that the ability of Parent and Sub to complete the merger is effectively subject to the receipt of financing by Parent and Sub, and that such financing may not be available for reasons beyond the control of First Data, Parent and Sub.

  •
  First Data's remedy for any breach of the merger agreement by Parent is limited to $700 million and, in limited circumstances, the right to specific performance.

  •
  The closing conditions to the merger, including stockholder approval and regulatory approvals.

  •
  The fact that, for United States federal income tax purposes, the cash merger consideration will be taxable to the stockholders of First Data entitled to receive such consideration.

  •
  The possible disruption to First Data's business that may result from the announcement of the merger and the resulting distraction of the attention of First Data's management.

  •
  The relatively high degree of leverage on First Data as a result of the financing structure to effect the merger and the resulting risk of a potential fraudulent conveyance in the event of a failure of First Data following the merger. In mitigation of this risk, the board of directors considered the views of Morgan Stanley and Evercore and that the merger agreement contains as a condition to closing that First Data receive a third party solvency opinion.

  •
  The restrictions on the conduct of First Data's business prior to completion of the merger which could delay or prevent First Data from undertaking business opportunities that may arise pending completion of the merger.

        This discussion summarizes the material factors considered by the strategic review committee and the board of directors in their consideration of the merger. After considering these factors, the strategic review committee and the board of directors concluded that the positive factors relating to the merger agreement and the merger outweighed the potential negative factors. In view of the wide variety of factors considered by the strategic review committee and the board of directors, and the complexity of these matters, the committee and the board did not find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual members of the committee or the board may have assigned different weights to various factors. The committee unanimously recommended that the board approve the merger agreement and the merger and the board unanimously approved and recommended the merger agreement and the merger based upon the totality of the information presented to and considered by them.

Recommendation of the First Data Board of Directors

        The First Data board of directors, acting upon the unanimous recommendation of the strategic review committee of the board of directors, has unanimously approved the merger, the merger agreement and the other transactions contemplated by the merger agreement, and has declared the merger, the merger agreement and the other transactions contemplated by the merger agreement advisable and in the best interests of First Data Corporation and our stockholders. The First Data board of directors unanimously recommends that you vote "FOR" the proposal to adopt the merger agreement.

Opinions of Financial Advisors

  Opinion of Evercore Group L.L.C.

        Evercore was retained to provide financial advisory services to the strategic review committee in connection with the strategic review committee's evaluation of strategic and financial alternatives available to First Data. On April 1, 2007, Evercore delivered its oral opinion to the strategic review committee and to the First Data board of directors, which opinion was subsequently confirmed in writing, to the effect that, as of such date and based upon and subject to the factors, limitations and assumptions set forth in its opinion, the merger consideration to be received by the holders of First Data common stock (other than affiliates of or holders of beneficial interests in Parent, to the extent they also are holders of First Data common stock) was fair, from a financial point of view, to such holders of First Data common stock.

        The full text of the written opinion of Evercore, dated April 1, 2007, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is contained in Annex B to this proxy statement. We urge you to read the opinion in its entirety. Evercore's opinion is directed to the strategic review committee and the First Data board of directors, addresses only the fairness from a financial point of view of the merger consideration to be received by the holders of First Data common stock (other than affiliates of or holders of beneficial interests in Parent, to the extent they are also holders of First Data common stock) pursuant to the merger agreement and does not address any other aspect of the merger or constitute a recommendation to any First Data stockholder as to how to vote at the special meeting or respond to the merger. The following is a summary of Evercore's opinion and the methodology that Evercore used to render its opinion. This summary is qualified in its entirety by reference to the full text of the opinion.

        In connection with rendering its opinion, Evercore, among other things:

  •
  reviewed a draft of the merger agreement dated March 31, 2007, which Evercore assumed was in substantially final form and would not vary in any respect material to Evercore's analysis;

  •
  reviewed certain publicly available business and financial information relating to First Data that Evercore deemed to be relevant;

  •
  reviewed certain non-public internal financial statements and other non-public financial and operating data relating to First Data that were prepared and furnished to Evercore by our management;

  •
  reviewed certain financial projections relating to First Data that were provided to Evercore by our management for use in connection with Evercore's opinion (see "—Projected Financial Information—First Data–Prepared Projected Financial Information");

  •
  discussed the past and current operations, financial projections and current financial condition of First Data with our management;

  •
  reviewed the reported prices and trading activity of our common stock;

  •
  compared the financial performance of First Data and the prices and trading activity of our common stock with that of certain publicly-traded companies and their securities that Evercore deemed relevant;

  •
  reviewed the financial terms of certain publicly available transactions that Evercore deemed relevant;

  •
  reviewed with advisors to First Data and to the strategic review committee the scope and results of the transaction process to date conducted on behalf of First Data; and

  •
  performed such other analyses and examinations and considered such other factors that Evercore deemed appropriate.

        For purposes of its analysis and opinion, Evercore assumed and relied upon, without undertaking any responsibility for independent verification of, the accuracy and completeness of the information publicly available, and the information supplied or otherwise made available to, discussed with, or reviewed by Evercore, including as to the completeness of the transaction process conducted on behalf of First Data by the advisors to First Data, and assumes no liability therefor. For purposes of rendering Evercore's opinion, members of our management provided Evercore certain financial projections related to First Data. With respect to the financial projections, Evercore assumed that they had been reasonably prepared on bases reflecting the best available estimates and good faith judgments of the future competitive, operating and regulatory environments and related financial performance of First Data.

        For purposes of rendering its opinion, Evercore assumed, with First Data's consent, that the representations and warranties of each party contained in the merger agreement were true and correct, that each party would perform all of the covenants and agreements required to be performed by it under the merger agreement and that all conditions to the consummation of the merger would be satisfied without waiver or modification thereof. Evercore further assumed that all governmental, regulatory or other consents, approvals or releases necessary for the consummation of the merger will be obtained without any delay, limitation, restriction or condition that would have an adverse effect on First Data or the consummation of the merger.

        Evercore did not make nor assume any responsibility for making any independent valuation or appraisal of the assets or liabilities of First Data or any of its subsidiaries, nor was Evercore furnished with any such appraisals, nor did Evercore evaluate the solvency or fair value of First Data or any of its subsidiaries under any state or federal laws relating to bankruptcy, insolvency or similar matters. Evercore's opinion was necessarily based on economic, market and other conditions as in effect on, and the information made available to Evercore as of, April 1, 2007. It is understood that subsequent developments may affect its opinion and that Evercore does not have any obligation to update, revise or reaffirm its opinion. In connection with the merger, Evercore was not authorized by the strategic review committee of our board of directors to solicit, nor has Evercore solicited, third party indications of interest for the acquisition of all or part of First Data and did not otherwise participate in the transaction process.

        Evercore was not asked to pass upon, and expressed no opinion with respect to, any matter other than the fairness from a financial point of view, as of April 1, 2007, to the holders of our common stock (other than affiliates of or holders of beneficial interests in Parent, to the extent they also are holders of First Data common stock) of the merger consideration. Evercore assumed that any modification to the structure of the transaction would not vary in any respect material to its analysis. Evercore's opinion did not address the relative merits of the merger as compared to other business or financial strategies that might have been available to First Data, nor did it address the underlying business decision of First Data to engage in the merger. Evercore is not a legal, regulatory, accounting or tax expert and assumed the accuracy and completeness of assessments by First Data and its advisors with respect to legal, regulatory, accounting and tax matters.

        Evercore acted as financial advisor to the strategic review committee in connection with the merger. Pursuant to its engagement letter, a fee of $500,000 became payable to Evercore upon the execution of the letter and a fee of $4,250,000 became payable to Evercore upon the strategic review committee's request that Evercore provide it with a written fairness opinion. In addition, First Data has agreed to reimburse certain of Evercore's expenses and to indemnify Evercore, its members, partners, officers, directors, advisors, representatives, employees, affiliates, agents and controlling persons for certain liabilities arising out of its engagement.

        Set forth below is a summary of the material financial analyses presented by Evercore to the strategic review committee and the First Data board of directors in connection with rendering its opinion. The following summary, however, does not purport to be a complete description of the analyses performed by Evercore. The order of the analyses described and the results of these analyses do not represent relative importance or weight given to these analyses by Evercore. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before March 30, 2007, and is not necessarily indicative of current market conditions.

        The following summary of financial analyses includes information presented in tabular format. You should read these tables together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses.

  Analysis of Historical Trading Prices and Implied Transaction Premiums

        Evercore reviewed the historical closing and intra-day prices of our common stock since October 2, 2006, the first day of regular way trading of our common stock after our spin-off of Western Union, calculated the average daily closing prices of our common stock over various time periods, and noted the closing and intra-day stock price on selected dates including and prior to March 30, 2007. Evercore then calculated and compared the premium that the merger consideration represented relative to the average daily closing prices of our common stock for the selected periods and dates. The results of these calculations are summarized below:

	Historical Share Price	Premium of Merger Consideration of $34.00 Per Share to Historical Share Price
March 30, 2007 (Date of Evercore's Analysis)	$26.90	26.4%
March 23, 2007 (1 Week Prior to Evercore's Analysis)	$26.22	29.7%
March 2, 2007 (4 Weeks Prior to Evercore's Analysis)	$24.72	37.5%
1 Month Average(1)	$25.34	34.2%
3 Month Average(2)	$25.39	33.9%
Average since October 2, 2006(3)	$24.85	36.8%
Maximum since October 2, 2006(4)	$27.23	24.9%
Minimum since October 2, 2006(5)	$21.93	55.0%

(1)
One Month Average includes trading days from March 1, 2007 through March 30, 2007.

(2)
Three Month Average includes trading days from January 1, 2007 through March 30, 2007.

(3)
Includes trading days from October 2, 2006 through March 30, 2007.

(4)
Intra-day maximum on March 29, 2007.

(5)
Intra-day minimum on October 10, 2006.

  Leveraged Buyout Analysis

        Evercore performed a leveraged buyout analysis of First Data in order to ascertain the price of our common stock which might be attractive to a potential financial buyer based upon the financial projections set forth in Scenario A and Scenario B of the financial projections prepared by and furnished by our management to Evercore (as further described under "—Projected Financial Information—First Data–Prepared Projected Financial Information"). For the purposes of this analysis, earnings before interest, taxes, depreciation and amortization ("EBITDA") was adjusted to exclude public company costs and to include additional costs associated with operating as a more leveraged entity.

        Evercore assumed the following in its analysis: (i) a capital structure for First Data consistent with the terms offered to Parent by its financing sources under the debt and financing commitment letters; (ii) $800 million of transaction expenses for Parent; (iii) a range of projected 2011 EBITDA exit multiples of 9.5x to 11.5x for Scenario A and 10.0x to 12.0x for Scenario B; (iv) an equity investment that would achieve an annual rate of return over the period between 2007 and 2011, which we refer to as the Projection Period, of between 16.0% and 20.0%. This analysis yielded implied per share present values of our common stock as shown below:

	Management Case Scenario A	Management Case Scenario B
Low	$26.39	$31.50
High	$29.88	$36.74

  Discounted Cash Flow Analysis

        Evercore performed a discounted cash flow ("DCF") analysis, which calculates the present value of a company's future cash flow based upon assumptions with respect to such cash flow and assumed discount rates. Evercore's DCF analysis of First Data was based upon Scenario A and Scenario B covering the Projection Period.

        Evercore calculated a range of implied per share values for our common stock determined by:

            (i)  (a) adding (1) the implied present value of our forecasted unlevered free cash flows (operating income less income taxes, plus depreciation and amortization, adjusted to reflect changes in working capital, acquisitions and capital expenditures) during the Projection Period, determined using a weighted average cost of capital range of between 9.0% and 10.0% (weighted average cost of capital is a measure of the average expected return on all of a company's securities or loans based on the proportions of those securities or loans in such company's capital structure) and (2) the implied present value of the terminal value of our future cash flows (the value of future cash flows at a particular point in time), calculated by multiplying the estimated EBITDA for fiscal year 2011 by a range of multiples of 9.5x to 11.5x for Scenario A and 10.0x to 12.0x for Scenario B and discounting the result using a weighted average cost of capital range of between 9.0% and 10.0%, and (b) deducting our projected debt, net of estimated cash, as of June 30, 2007; and

           (ii)  dividing the amount resulting from the calculation described in clause (i) by the number of shares of our common stock outstanding, adjusted for certain restricted stock and stock options outstanding using the treasury stock method, as of the date of the merger agreement.

The weighted average cost of capital range utilized in this analysis was chosen based on an analysis of the weighted average cost of capital of First Data and selected publicly-traded companies. Although none of the selected companies is, in Evercore's opinion, directly comparable to First Data, the companies included were chosen because they are publicly traded companies with operations that for purposes of this analysis may be considered similar to certain operations of First Data.

        This analysis yielded implied per share present values of our common stock as shown below:

	Management Case Scenario A	Management Case Scenario B
Low	$25.03	$32.39
High	$30.65	$39.43

  Precedent Transactions Analysis

        Evercore performed an analysis of selected transactions to compare multiples paid in other transactions to the multiples implied in this transaction. Evercore identified and analyzed a group of sixteen acquisition transactions that were announced between 1995 and 2007. Evercore calculated enterprise value as a multiple of EBITDA during the last twelve months implied by these transactions. Although none of the transactions are, in Evercore's opinion, directly comparable to the merger, the transactions included were chosen because, in Evercore's opinion, they may be considered similar to the merger in certain respects for purposes of this analysis.

        The multiples for each of the selected transactions are set forth below:

Target	Acquirer	TEV / Last Twelve Months EBITDA
Affiliated Computer Services Inc.	Cerberus Capital Management, LP	9.3	x
John H. Harland Company	M & F Worldwide Corp.	7.4
Digital Insight Corporation	Intuit Inc.	18.1
Open Solutions Inc.	Investor Group	11.8
Fidelity National Information Services, Inc.	Certegy Inc.	11.0
SunGard Data Systems Inc.	Investor Group	10.4
National Processing, Inc.	Bank of America Corporation	10.3
Systems & Computer Technology Corporation	SunGard Data Systems Inc.	12.6
Concord EFS, Inc.	First Data	10.6
ProBusiness Services, Inc.	Automatic Data Processing, Inc.	NM
NOVA Corporation	U.S. Bancorp	10.3
Star Systems Inc.	Concord EFS, Inc.	15.9
Paymentech, Inc.	First Data	13.7
Electronic Payment Services, Inc.	Concord EFS, Inc.	12.4
PMT Services, Inc.	NOVA Corporation	22.5
First Financial Management Corporation	First Data	15.9

        The range of implied multiples that Evercore calculated is summarized below:

	Precedent Transaction Multiples
	Mean		Median
Total Enterprise Value/Last
Twelve Months EBITDA	12.8	x	11.8	x

        Evercore then applied multiples ranging from 10.5x to 12.5x to First Data's 2006 EBITDA on an adjusted and unadjusted basis when taking into account management estimates of certain one-time costs and tax adjustments. The range of per share equity values for our common stock implied by this analysis is summarized below:

	2006 EBITDA	2006 Adjusted EBITDA
Low	$24.92	$27.99
High	$29.94	$33.60

  Premiums Paid Analysis

        Evercore identified and analyzed thirty-four all cash acquisition transactions across all industries with transaction values greater than $5.0 billion that were announced in the period from January 1, 2002 to March 30, 2007, of which eighteen were acquisitions by financial sponsors. Using information from Thomson Financial Securities Data, a data source that monitors and publishes information on merger and acquisition transactions, Evercore calculated the premiums paid in those transactions based on the value of the per share consideration received in the transaction relative to the closing stock price of the target company one day, one week and four weeks prior to the respective dates of announcement of the transactions. Evercore then compared the results of the analysis to the premiums implied by the merger consideration relative to our common stock trading levels at and prior to March 30, 2007. The results of this analysis are summarized below:

	Premium Paid, 1 Day Prior	Premium Paid, 1 Week Prior	Premium Paid, 4 Weeks Prior
Premium of Merger Consideration of $34.00 per Share to Historical Share Price(1)	26.4%	29.7%	37.5%
Premiums in All Cash Acquisitions greater than $5.0 billion
Mean	26.3%	28.5%	31.0%
Median	22.2%	26.6%	27.1%
Premiums in All Cash Acquisitions by Financial Sponsors greater than $5.0 billion
Mean	21.9%	22.9%	25.0%
Median	19.4%	21.4%	23.0%

(1)
Relative to First Data's closing share prices on March 30, 2007, March 23, 2007 and March 2, 2007, for 1 day prior, 1 week prior and 4 weeks prior, respectively.

        Evercore then applied premiums ranging from 20% to 30% to the closing price of our common stock one day, one week and four weeks prior to the date of announcement. The range of per share equity values for our common stock implied by this analysis is summarized below:

	Premium Paid, 1 Day Prior(1)	Premium Paid, 1 Week Prior(2)	Premium Paid, 4 Weeks Prior(3)
Low	$32.28	$31.46	$29.66
High	$34.97	$34.09	$32.14

(1)
Relative to First Data's share price on March 30, 2007.

(2)
Relative to First Data's share price on March 23, 2007.

(3)
Relative to First Data's share price on March 2, 2007.

  Public Market Trading Analysis

        Evercore calculated and compared price to earnings multiples for First Data and for selected publicly-traded companies. Evercore calculated multiples for the selected companies by dividing closing share prices as of March 30, 2007 by calendarized estimates for 2007 earnings per share for each respective company. All of these calculations were based on publicly available financial data including I/B/E/S International, Inc. ("I/B/E/S") estimates. I/B/E/S is a data source that monitors and publishes a compilation of earnings per share and other financial data produced by selected research analysts on companies of interest to investors.

        The multiples for each of the selected publicly-traded companies are set forth below:

Company	Price / CY2007E Earnings Multiple
Automatic Data Processing, Inc.	20.2	x
The Western Union Company	19.9
MasterCard Incorporated	26.7
Paychex, Inc.	24.8
Fiserv, Inc.	18.4
Total System Services, Inc.	26.1
Alliance Data Systems Corporation	17.1
Ceridian Corporation	26.5
CheckFree Corporation	18.1
Global Payments Inc.	17.3
MoneyGram International, Inc.	18.0
Net1 UEPS Technologies, Inc.	17.9
Global Cash Access Holdings, Inc.	25.5
eFunds Corporation	19.8
Wright Express Corporation	17.3
Euronet Worldwide, Inc.	21.7
Heartland Payment Systems, Inc.	24.3

        The range of implied multiples that Evercore calculated is summarized below:

	Public Market Trading Multiples
	Mean		Median
Price/CY2007E Earnings	21.1	x	19.9	x

        Evercore then applied price to earnings multiples ranging from 19.0x to 23.0x to First Data's 2007 estimated earnings per share per I/B/E/S estimates and management projections set forth in Scenario A and Scenario B. The range of per share equity values for our common stock implied by this analysis is summarized below:

	Wall Street Case	Management Case Scenario A	Management Case Scenario B
Low	$23.67	$23.63	$23.11
High	$28.65	$28.61	$27.97

  Present Value of Future Stock Price Analysis

        Evercore performed a present value of future stock price analysis of First Data based upon an average of Wall Street research analyst projections ("Wall Street Case"), and the financial projections set forth in Scenario A and Scenario B.

        Evercore calculated a range of implied per share values for our common stock determined by (i) calculating the implied terminal value per share by multiplying earnings per share estimated for fiscal year 2009 by a range of price to earnings multiples of 19.0x to 23.0x, (ii) calculating the present value of the implied share price by discounting the amount resulting from the calculation described in clause (i) using an assumed equity cost of capital of between 10.0% and 11.0%, and (iii) adding the result from the calculation described in clause (ii) to the present value of the annual dividends per share received in 2007 and 2008 using an assumed equity cost of capital of between 10.0% and 11.0%. This analysis yielded implied per share present values of our common stock as shown below:

	Wall Street Case	Management Case Scenario A	Management Case Scenario B
Low	$24.97	$23.02	$26.04
High	$30.73	$28.33	$32.05

  Research Analyst Stock Price Targets

        Evercore analyzed Wall Street research analyst estimates of potential future value for our common stock (commonly referred to as price targets) based on publicly available equity research published on First Data. As of March 30, 2007, analyst price targets for our common stock ranged from $26.00 to $31.00 and produced an average price target of $28.31.

  General

        In connection with the review of the merger by the strategic review committee and the First Data board of directors, Evercore performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary described above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Evercore's opinion. In arriving at its fairness determination, Evercore considered the results of all the analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Evercore made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all the analyses. In addition, Evercore may have deemed various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described above should therefore not be taken to be Evercore's view of the value of First Data. No company used in the above analyses as a comparison is directly comparable to First Data, and no transaction used is directly comparable to the transactions contemplated by the merger agreement. Further, in evaluating comparable transactions, Evercore made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of First Data and Evercore, such as the impact of competition on First Data and the industry generally, industry growth and the absence of any adverse material change in the financial condition of First Data or in the markets generally.

        Evercore prepared these analyses for the purpose of providing an opinion to the strategic review committee and the First Data board of directors as to the fairness from a financial point of view of the merger consideration to be received by the holders of our common stock (other than affiliates of or holders of beneficial interests in Parent, to the extent they also are holders of First Data common stock). These analyses do not purport to be appraisals or to necessarily reflect the prices at which the business or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty and are based upon numerous factors, assumptions with respect to industry performance, general business and economic conditions and other matters or events beyond the control of First Data and Evercore, neither First Data nor Evercore assumes responsibility if future results are materially different from those forecast. The merger consideration to be received by the holders of our common stock pursuant to the merger agreement was determined through arm's length negotiations between the strategic review committee and KKR and was approved by the First Data board of directors. Evercore did not recommend any specific merger consideration to First Data or that any given merger consideration constituted the only appropriate merger consideration for the merger.

        Evercore is a nationally recognized investment banking firm that is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions and similar transactions. The strategic review committee retained Evercore based on these qualifications. In the ordinary course of business, affiliates of Evercore may at any time hold long or short positions, and may trade or otherwise effect transactions, for its own account or for the account of customers in the equity and other securities of First Data, or any other parties, commodities or currencies involved in the merger.

  Opinion of Morgan Stanley & Co. Incorporated

        First Data retained Morgan Stanley to provide it with financial advisory services in connection with a possible sale, merger or other strategic business combination involving First Data, or a recapitalization or restructuring of First Data. First Data selected Morgan Stanley to act as its financial advisor based on Morgan Stanley's qualifications, expertise and reputation. At the meeting of the board of directors on April 1, 2007, Morgan Stanley rendered its oral opinion, subsequently confirmed in writing, that as of April 1, 2007, and based upon and subject to the assumptions, qualifications and limitations set forth in the opinion, the consideration to be received by the holders of shares of First Data common stock (other than shares held in First Data's treasury and shares owned by any wholly-owned subsidiary of First Data or by Parent or any of its wholly-owned subsidiaries) pursuant to the merger agreement was fair from a financial point of view to such holders.

        The full text of the written opinion of Morgan Stanley, dated as of April 1, 2007, is attached to this proxy statement as Annex C. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion. You are encouraged to read the entire opinion carefully. Morgan Stanley's opinion is directed to the board of directors and addresses only the fairness from a financial point of view of the consideration to be received by the holders of First Data common stock (other than shares held in First Data's treasury and shares owned by any wholly-owned subsidiary of First Data or by Parent or any of its wholly-owned subsidiaries) pursuant to the merger agreement as of the date of the opinion. It does not address any other aspects of the merger. The opinion, and the other views and analysis of Morgan Stanley referenced throughout this proxy statement, do not constitute a recommendation to any holder of First Data common stock as to how to vote at the shareholders' meeting to be held in connection with this transaction. The summary of the opinion of Morgan Stanley set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion.

        In connection with rendering its opinion, Morgan Stanley, among other things:

  •
  reviewed certain publicly available financial statements and other business and financial information of First Data;

  •
  reviewed certain internal financial statements and other financial and operating data concerning First Data prepared by the management of First Data;

  •
  reviewed certain financial projections prepared by the management of First Data;

  •
  discussed the past and current operations and financial condition and the prospects of First Data with senior executives of First Data;

  •
  discussed with the management of First Data potential plans to use leverage to repurchase First Data common stock;

  •
  reviewed the reported prices and trading activity of First Data common stock;

  •
  compared the financial performance of First Data and the prices and trading activity of First Data common stock with that of certain other comparable publicly-traded companies and their securities;

  •
  reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

  •
  participated in discussions and negotiations among representatives of First Data and Parent and their financial and legal advisors;

  •
  reviewed the merger agreement, and a draft of the debt and equity financing commitments of Parent and Sub, and certain related documents; and

  •
  performed such other analyses and considered such other materials and factors as Morgan Stanley deemed appropriate.

        In arriving at its opinion, Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information supplied or otherwise made available to Morgan Stanley by First Data for the purposes of its opinion. With respect to the financial projections, Morgan Stanley assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of First Data. Morgan Stanley also assumed that the merger will be consummated in accordance with the terms set forth in the merger agreement without any waiver, amendment or delay of any terms or conditions. Morgan Stanley also assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed merger, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the consummation of the merger. Morgan Stanley is not a legal, tax, or regulatory advisor and has relied upon, without independent verification, the assessment of First Data and its legal, tax and regulatory advisors with respect to such matters. Morgan Stanley did not make any independent valuation or appraisal of the assets or liabilities of First Data, nor was it furnished with any such appraisals. Morgan Stanley's opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to it as of, April 1, 2007. Events occurring after that date may affect Morgan Stanley's opinion and the assumptions used in preparing it, and Morgan Stanley did not assume any obligation to update, revise or reaffirm its opinion.

  Financial Analyses of Morgan Stanley

        The following is a summary of the material analyses performed by Morgan Stanley in connection with its oral opinion and the preparation of its written opinion letter dated April 1, 2007. In connection with arriving at its opinion, Morgan Stanley did not attribute any particular weight to any particular analysis described below. Some of these summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses used by Morgan Stanley, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses.

  Historical Share Price Analysis

        Morgan Stanley performed a historical share price analysis to obtain background information and perspective with respect to the historical share prices of First Data common stock since October 2, 2006, the first trading day after the spin-off by First Data of The Western Union Company. Morgan Stanley reviewed the historical price performance and average closing prices of First Data common stock for various periods ending on March 22, 2007 (the last trading day prior to a meaningful increase in volume in stock leading up to announcement of the merger) and compared them to the proposed merger consideration of $34.00 per share of First Data common stock. Morgan Stanley observed the following:

	Price	Implied Premium Based on Offer Price
Unaffected price	25.84	31.6%
High Post-Spin-off of Western Union	26.50	28.3%
Low Post-Spin-off of Western Union	21.93	55.0%
1 week Trailing Average	24.82	37.0%
30-day Trailing Average	25.09	35.5%

        Morgan Stanley noted that the $34.00 consideration per share to be received by holders of First Data common stock also represented a premium of 26.4% over the closing price of First Data common stock on March 30, 2007, the last trading day prior to the announcement of the merger.

  Analyst Price Targets

        Morgan Stanley reviewed the range of publicly available equity research analyst price targets for First Data as of March 30, 2007. Morgan Stanley discounted these price targets by an estimated cost of equity of 9%. This resulted in a valuation range of $25 to $30 per share. Morgan Stanley noted that the consideration per share to be received by holders of First Data common stock pursuant to the merger agreement was $34.00.

        The public market trading price targets published by securities research analysts do not necessarily reflect current market trading prices for First Data common stock and these estimates are subject to uncertainties, including the future financial performance of First Data and future financial market conditions.

  Comparable Companies Analysis

        Morgan Stanley performed a comparable company analysis, which attempted to provide an implied value for First Data by comparing it to companies that shared similar business characteristics to First Data. For purposes of this analysis, Morgan Stanley reviewed certain public trading multiples for the following seven companies:

  •
  Automatic Data Processing, Inc.

  •
  Global Payments Inc.

  •
  Fiserv, Inc.

  •
  MasterCard Incorporated

  •
  MoneyGram International, Inc.

  •
  Total System Services, Inc.

  •
  The Western Union Company

        For the purposes of this analysis, Morgan Stanley analyzed the following selected multiples for these companies:

  •
  the ratio of price per share to 2007 estimated earnings per share, defined as net income excluding certain non-recurring expenses divided by fully diluted shares outstanding; and

  •
  the ratio of aggregate value divided by 2007 estimated EBITDA, defined as earnings before interest, taxes, depreciation and amortization.

        The multiples for each of these companies is set forth below:

Company	Stock Price to 2007E EPS	Aggregate Value to 2007E EBITDA
Automatic Data Processing, Inc.	20.2x	10.8x
Global Payments, Inc.	17.3x	8.9x
Fiserv, Inc.	18.4x	9.6x
MasterCard Incorporated	25.6x	15.3x
MoneyGram International, Inc.	18.0x	9.4x
Total System Services, Inc.	26.1x	10.9x
The Western Union Company	19.9x	12.4x

        Based on the analysis of the relevant metrics for each of the comparable companies, Morgan Stanley selected representative ranges of financial multiples of the comparable companies and applied these ranges of multiples to the relevant First Data financial statistic using the management projections. Morgan Stanley estimated the implied value per share of First Data common stock as follows:

Calendar Year Financial Statistic	Comparable Company Multiple Range	Implied Transaction Multiple	Implied Value Per Share for First Data
Price to Estimated 2007 Earnings Per Share	19.0x - 21.0x	27.3x	$24 - $26
Aggregate Value to Estimated 2007 EBITDA	9.5x - 11.0x	13.5x	$24 - $28

        Morgan Stanley noted that the consideration per share to be received by holders of First Data common stock pursuant to the merger agreement was $34.00.

        No company utilized in the comparable company analysis is identical to First Data. In evaluating comparable companies, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of First Data, such as the impact of competition on the businesses of First Data and the industry generally, industry growth and the absence of any adverse material change in the financial condition and prospects of First Data or the industry or in the financial markets in general. Mathematical analysis (such as determining the average or median) is not in itself a meaningful method of using comparable company data.

  Leveraged Recapitalization Analysis

        Using the management projections, Morgan Stanley performed an analysis to determine the potential value of First Data common stock following a substantial repurchase of First Data's shares. The leveraged recapitalization analysis determined the discounted present value of First Data common stock based on the projected earnings per share of First Data following a substantial repurchase of First Data's shares and a next twelve month earnings per share multiple of 20.0x (representing the mid-range of the comparable company earnings per share multiples discussed above). Morgan Stanley assumed a discount rate of 9.0%. The equity discount rate of 9.0% was selected based on a cost of equity calculation which factored in the unlevered betas for similar companies identified above under the heading "Comparable Companies Analysis" as well as First Data. This resulted in a valuation range for First Data common stock using Scenario A of $26 to $29 per share and using Scenario B of $28 to $33 per share. Morgan Stanley noted that the consideration per share to be received by holders of First Data common stock pursuant to the merger agreement was $34.00.

  Precedent Comparable Transactions Analysis

        Morgan Stanley reviewed and compared the proposed financial terms of the merger to corresponding publicly available financial terms in seventeen selected transactions. In selecting these transactions Morgan Stanley reviewed certain transactions which have occurred since June 18, 1998 in the transaction processing and information services industry. In its analysis, Morgan Stanley reviewed the following precedent transactions as of the date of their respective announcements:

Date Announced	Acquiror	Target	Aggregate Value to LTM EBITDA
March 2007	Cerberus Capital Management, L.P.	Affiliated Computer Services, Inc.	8.9x
December 2006	M & F Worldwide Corp.	John H. Harland Company	7.4x
November 2006	Intuit Inc.	Digital Insight Corporation	17.0x
October 2006	Providence Equity Partners Inc., The Carlyle Group LLC	Open Solutions Inc.	10.2x
March 2006	Investor Group	VNU NV	13.4x
January 2006	Lottomatica S.p.A.	GTECH Holdings Corporation	9.6x
September 2005	Certegy Inc.	Fidelity National Information Services, Inc.	10.0x
July 2005	VNU NV	IMS Health Incorporated	12.8x
March 2005	Investor Group	SunGard Data Systems Inc.	10.4x
July 2004	Bank of America Corporation	National Processing, Inc.	9.9x
April 2003	First Data	Concord EFS, Inc.	10.3x
May 2001	US Bancorp.	NOVA Corporation	10.2x
October 2000	Concord EFS, Inc.	Star Systems Inc.	15.7x
March 1999	First Data	Paymentech, Inc.	13.8x
December 1998	Bank of America Corporation	BA Merchant Services, Inc.	12.4x
November 1998	Concord EFS, Inc.	Electronic Payment Services, Inc.	13.1x
June 1998	NOVA Corporation	PMT Services, Inc.	24.0x

        Morgan Stanley derived from these selected transactions a reference multiple range of aggregate value divided by last year trailing EBITDA. The aggregate value divided by the last year trailing EBITDA multiple range for the selected transactions was 7.4x to 24.0x. Morgan Stanley selected a representative multiple range of aggregate value divided by last year trailing EBITDA of 10.0x to 12.0x based on the precedent transactions listed above, and applied that range to First Data's 2006 EBITDA adjusted for the pre-tax equivalency expense associated with its municipal bond portfolio, which First Data is currently in the process of liquidating in a series of open market transactions. This resulted in a valuation range of $26 to $32 per share for First Data common stock. Morgan Stanley noted that the consideration per share to be received by holders of First Data common stock pursuant to the merger agreement was $34.00.

        No company or transaction utilized in the precedent transaction analysis is identical to First Data or the merger. In evaluating the precedent transactions, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, market and financial conditions and other matters, many of which are beyond the control of First Data, such as the impact of competition on the business of First Data or the industry generally, industry growth and the absence of any adverse material change in the financial condition of First Data or the industry or in the financial markets in general, which could affect the trading value of First Data and the aggregate value of the transactions listed above.

  Premia Paid Analysis

        Morgan Stanley performed a premia paid analysis based upon the premia paid in precedent merger and acquisition transactions identified. The two sub-sets of transactions considered were: (i) all cash transactions involving a U.S. public target with an aggregate value greater than $1 billion effected since 2003, and (ii) selected processing and information services transactions with an aggregate value greater than $1 billion effected since 1998. Morgan Stanley selected a representative premium range of 20% to 25% based on this data and applied that to First Data's stock price on March 22, 2007. This resulted in a valuation range of $31 to $32 per share. Morgan Stanley noted that the consideration per share to be received by holders of First Data common stock pursuant to the merger agreement was $34.00.

  Discounted Cash Flow Analysis

        Using the management projections for 2007 to 2011, Morgan Stanley performed a discounted cash flow analysis to determine the present value of the estimated free cash flows that First Data could generate from June 30, 2007. The discounted cash flow analysis determined the discounted present value of the unleveraged free cash flow generated over the period covered by the financial forecasts and then added a terminal value based on a range of multiples of estimated fiscal year 2011 EBITDA of 9.0x to 11.0x. Morgan Stanley assumed a discount rate of 9.0%. The discount rate utilized in this analysis was chosen based upon an analysis of the weighted average cost of capital of First Data and other comparable companies that shared similar business characteristics to First Data. This resulted in a valuation range for First Data common stock under Scenario A of $26 to $31 per share and under Scenario B of $31 to $37 per share. Morgan Stanley noted that the consideration per share to be received by holders of First Data common stock pursuant to the merger agreement was $34.00.

  Leveraged Buyout Analysis

        Morgan Stanley also analyzed First Data from the perspective of a potential purchaser that was primarily a financial buyer that would effect a leveraged buyout of First Data. Morgan Stanley assumed that an investor could exit its company investment in 2011 at an aggregate value range that represented a multiple of 10.0x to 12.0x forecasted 2011 EBITDA, adjusted for the pre-tax equivalency associated with its municipal bond portfolio, which First Data is currently in the process of liquidating in a series of open market transactions. Morgan Stanley subtracted First Data's forecasted 2011 debt outstanding from First Data's forecasted 2011 cash balance to calculate First Data's calendar year 2011 equity value range. Based on First Data's assumed 2011 equity value range Morgan Stanley derived a valuation range under Scenario A of $28 to $31 per share and under Scenario B of $32 to $35 per share, in each case representing implied values per share that a financial sponsor might be willing to pay to acquire First Data. Morgan Stanley noted that the consideration per share to be received by holders of First Data common stock pursuant to the merger agreement was $34.00.

        In connection with the review of the merger by the board of directors of First Data, Morgan Stanley performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered. Morgan Stanley believes that selecting any portion of its analyses, without considering all analyses as a whole, would create an incomplete view of the process underlying their analyses and opinions. In addition, Morgan Stanley may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be Morgan Stanley's view of the actual value of First Data. In performing its analyses, Morgan Stanley made numerous assumptions with respect to industry performance, general business and economic conditions and other matters. Many of these assumptions are beyond the control of First Data. Any estimates contained in Morgan Stanley's analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.

        Morgan Stanley conducted the analyses described above solely as part of its analysis of the fairness of the consideration pursuant to the merger agreement from a financial point of view to holders of shares of First Data common stock (other than shares held in First Data's treasury and shares owned by any wholly-owned subsidiary of First Data or by Parent or any of its wholly-owned subsidiaries) and in connection with the delivery of its opinion dated April 1, 2007 to the board of directors of First Data. These analyses do not purport to be appraisals or to reflect the prices at which shares of common stock of First Data might actually trade.

        The merger consideration was determined through arm's-length negotiations between the strategic review committee and Parent and was recommended by the strategic review committee for approval by the First Data board of directors and approved by the First Data board of directors. Morgan Stanley provided advice to the strategic review committee during these negotiations. Morgan Stanley did not, however, recommend any specific merger consideration to First Data, the strategic review committee or the First Data board of directors, or that any specific merger consideration constituted the only appropriate consideration for the merger.

        In addition, Morgan Stanley's opinion and its presentation to the board of directors of First Data was one of many factors taken into consideration by the strategic review committee in making its recommendation to the First Data board of directors, and by the First Data board of directors in deciding to approve the merger agreement. Consequently, the analyses as described above, and the other views and analysis of Morgan Stanley referenced throughout this proxy statement should not be viewed as determinative of the opinion of the First Data board of directors or the strategic review committee with respect to the consideration to be received by holders of First Data common stock pursuant to the merger agreement or of whether the strategic review committee or the First Data board or directors would have been willing to agree to different consideration. The foregoing summary describes the material analyses performed by Morgan Stanley but does not purport to be a complete description of the analyses performed by Morgan Stanley.

        Morgan Stanley is an internationally recognized investment banking and advisory firm. Morgan Stanley, as part of its investment banking and financial advisory business, is continuously engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate, estate and other purposes. In the ordinary course of Morgan Stanley's trading and brokerage activities, Morgan Stanley or its affiliates may at any time hold long or short positions, and may trade or otherwise effect transactions, for its own account or for the account of customers in the equity and other securities of First Data, or any other parties, commodities or currencies involved in the merger. In the past, Morgan Stanley and its affiliates have provided financial advisory and financing services for First Data and certain members of Parent and their affiliates, and have received fees for the rendering of these services. In addition, Morgan Stanley and its affiliates, directors, or officers, including individuals working with First Data in connection with this transaction, may have committed and may commit in the future to invest in private equity funds managed by affiliates of Parent. Certain investment funds affiliated with KKR from time to time have in the past co-invested and in the future may co-invest with certain funds affiliated with Morgan Stanley.

        Under the terms of its engagement letter, Morgan Stanley provided the board of directors of First Data financial advisory services and a financial opinion in connection with the merger. First Data has agreed to pay Morgan Stanley a fee of $45 million, all of which is contingent on the completion of the merger. First Data has also agreed to reimburse Morgan Stanley for certain of its expenses, including attorneys' fees, incurred in connection with its engagement. In addition, First Data has agreed to indemnify Morgan Stanley and any of its affiliates, their respective directors, officers, agents and employees and each person, if any, controlling Morgan Stanley or any of its affiliates against certain liabilities and expenses, including certain liabilities under the federal securities laws, relating to or arising out of its engagement and any related transactions.

Projected Financial Information

First Data–Prepared Projected Financial Information

        While First Data generally provides public guidance in January of each calendar year for that fiscal year, First Data does not, as a matter of course, publicly disclose projections of future financial performance, earnings or other results for periods beyond such period and is especially wary of making projections for extended periods due to the unpredictability of the underlying assumptions and estimates. However, senior management of First Data did provide projected financial information to KKR and other interested parties who executed confidentiality agreements as well as to the First Data board of directors and the strategic review committee and their respective advisors in connection with a possible transaction with respect to First Data. We have included what we believe to be the material portion of that projected financial information in this proxy statement to provide our stockholders access to certain nonpublic information considered by KKR, Parent, other interested parties that signed confidentiality agreements, the First Data board of directors and the strategic review committee and their respective advisors for purposes of considering and evaluating a possible transaction with respect to First Data. We refer to these as the "First Data–Prepared Projected Financial Information." The inclusion of the First Data–Prepared Projected Financial Information in this proxy statement should not be regarded as an indication that KKR, Parent, Sub, the First Data board of directors or strategic review committee or their respective advisors or any other recipient of the First Data–Prepared Projected Financial Information considered, or now considers, it to be a reliable prediction of future results.

        First Data prepared two scenarios of First Data–Prepared Projected Financial Information. Management indicated that Scenario A, while still subject to various risks, was its "guidance case" based on long term revenue and earnings per share ("EPS") objectives previously communicated to the public and therefore, in its view, the more likely case to be achieved. Management indicated that Scenario B represents a higher end range of management's projections, and reflects, among other things, higher potential performance (and higher risks) for the segments, incremental ability to leverage corporate overhead spending, and accelerated technology initiatives. A number of assumptions were made in preparing the First Data–Prepared Projected Financial Information, as follows:

Scenario A Assumptions

  •
  Compounded annual growth rate of consolidated revenue and EPS is within the range of the long-term growth objectives (8% to 10%) publicly stated by management.

  •
  Revenue and operating income attributable to operations of First Data Commercial Services grow at an 8.0% compounded annual rate from 2007-2011. These projections were at the low end of the segment's long-term growth rate objectives as previously publicly stated. These projections assumed approximately $70 million in cash acquisitions in 2007, and no acquisitions in 2008-2011.

  •
  Revenue and operating income attributable to operations of First Data Financial Institution Services grow at a 7.4% compounded annual rate from 2007-2011. These projections approximate the low end of the segment's long-term growth rate objectives as previously publicly stated. These projections assumed an average of $130 million per year in cash acquisitions during 2007-2011.

  •
  Revenue and operating income attributable to operations of First Data International grow at compounded annual rates from 2007-2011 of 16.0% and 21.0%, respectively. These projections are at the low end of the segment's long-term growth rate objectives as previously publicly stated. These projections assume an average of $250 million per year in cash acquisitions during 2007-2011.

  •
  Revenue and operating income attributable to operations of Integrated Payment Systems remain constant at the budgeted 2007 level. The planned wind-down of the official check and money order business has not been incorporated into the projections.

  •
  Corporate expenses grow at a 6.5% compounded annual rate from 2007-2011, excluding the impact of share based compensation expense which grows at a much higher rate due to the implementation of Statement of Financial Accounting Standards No. 123R effective in 2006 and the associated assumption that stock based awards will approximate 2006 levels in all future years, or at approximately 12% on an all in basis.

  •
  U.S. data center consolidation, global outsourcing and platform consolidation initiatives ("CTO Initiatives") were assumed to be executed over the course of the projection period commencing in 2008. The capital expenditures and operating expenses required to implement these initiatives are in addition to the capital expenditures and operating expenses included in the business segment plans. The cost savings realized from these initiatives were assumed to be included in the business segment projections as part of the ongoing effort to reduce operating costs to remain cost-competitive in First Data's markets.

  •
  Capital expenditures average approximately $400 million per year, which is required to sustain and grow First Data's operations. These amounts are in addition to the amounts required for the CTO Initiatives.

  •
  Cash required to fund increases in working capital needs grows from $75 million in 2007 to $110 million in 2011.

  •
  First Data uses $100 million in 2007 increasing to $200 million by 2011 to repurchase its shares for purposes of satisfying the projected requirements of share based compensation programs.

  •
  First Data uses approximately $500 million of cash each year to repurchase its shares for "strategic" or shareholder value purposes.

  •
  Total debt remains at approximately First Data's debt level as of December 31, 2006. Interest rates are assumed to remain at 2007 levels during the projection years.

  •
  Excess free cash flow is retained in the business to cover interest rate, restricted cash, and working capital risks.

  •
  Income tax rate increases from 2007 through 2011 were based on the assumption that all incremental earnings are taxable at statutory rates.

  •
  $0.12 per share cash dividends paid annually.

First Data–Prepared Projected Financial Information
Scenario A
(in millions, except per share numbers)

	2007E	2008E	2009E	2010E	2011E
Revenue	$7,842	$8,597	$9,463	$10,396	$11,423
Operating Profit	$1,162	$1,246	$1,338	$1,472	$1,630
Net Income, continuing operations	$939	$995	$1,062	$1,148	$1,239
Earnings Per Share	$1.24	$1.35	$1.48	$1.64	$1.80
Free Cash Flow(1)	$1,183	$1,246	$1,383	$1,463	$1,617
EBITDA(2)	$2,056	$2,206	$2,371	$2,493	$2,703

(1)
Represents net income from continuing operations excluding depreciation and amortization less capital expenditures and dividends.

(2)
Represents net income from continuing operations before interest, income taxes, depreciation and amortization.

Scenario B Assumptions

        The First Data–Prepared Projected Financial Information described as Scenario B are based on assumptions that, in the aggregate, would result in a higher performance than Scenario A, but would also require the acceptance of greater levels of market risk, execution risk and financial risk than Scenario A.

  •
  Revenue and operating income attributable to operations of First Data Commercial Services grow at compounded annual rates from 2007-2011 of 8.7% and 10.0%, respectively. These projections were based on management estimates of transaction growth and pricing, and moderate margin expansion principally resulting from more effective cost management, offsetting price compression pressures. These projections assumed approximately $70 million in cash is used for business acquisitions in 2007, and no acquisitions in 2008-2011.

  •
  Revenue and operating income attributable to operations of First Data Financial Institution Services grow at compounded annual rates from 2007-2011 of 7.4% and 7.7%, respectively. These projections were based on management estimates of transaction growth and pricing, and margin maintenance principally resulting from more effective cost management, offsetting price compression pressures. These projections assumed an average of $130 million per year in cash is used for business acquisitions during 2007-2011.

  •
  Revenue and operating income attributable to operations of First Data International grow at compounded annual rates from 2007-2011 of 18.5% and 32.2%, respectively. These projections were based on management estimates of an acceleration in transaction growth and new client sales, which leads to significant increases in operating margins in large part due to increased international scale. These projections assumed an average of $250 million per year in cash is used for business acquisitions during 2007-2011.

  •
  Revenue and operating income attributable to operations of Integrated Payment Systems remain constant at the budgeted 2007 level. The planned wind-down of the Official check and Money Order business has not been incorporated into the projections.

  •
  Corporate expenses grow at a 3.0% compounded annual rate from 2007-2011, excluding the impact of share based compensation expense which grows at a much higher rate due to the implementation of Statement of Financial Accounting Standards No. 123R effective in 2006 and the associated assumption that stock based awards will approximate 2006 levels in all future years, or at approximately 8% on an all in basis.

  •
  CTO Initiatives were assumed to be executed over the course of the projection period, but on a somewhat accelerated time-table commencing in 2007. The capital expenditures and operating expenses required to implement these initiatives are in addition to the capital expenditures and operating expenses included in the business segment plans. Approximately 40% of the cost savings realized from these initiatives are assumed to be included in the business segment projections as part of the ongoing effort to reduce operating costs to remain cost-competitive in First Data's markets. The remaining approximately 60% of realized savings are assumed to add to First Data's profits above and beyond the segment profit projections.

  •
  Capital expenditures average approximately $400 million per year, which is required to sustain and grow the Company's operations. These amounts are in addition to the amounts required for the CTO Initiatives.

  •
  Cash required to fund increases in working capital needs grows from $75 million in 2007 to $110 million in 2011.

  •
  First Data uses $100 million in 2007 increasing to $200 million by 2011 to repurchase its shares for purposes of satisfying the projected requirements of share based compensation programs.

  •
  First Data uses increasing amounts of cash each year to repurchase its shares for "strategic" or shareholder value purposes, beginning with approximately $450 million in 2007 steadily increasing to approximately $1,350 million in 2011. All excess free cash flow generated is assumed to be made available for strategic share repurchase purposes.

  •
  Total debt remains at approximately First Data's debt level as of December 31, 2006. Interest rates are assumed to remain at 2007 levels during the projection years.

  •
  Income tax rate increases from 2007 through 2011 are based on the assumption that all incremental earnings are taxable at statutory rates.

  •
  $0.12 per share cash dividends paid annually.

First Data–Prepared Projected Financial Information
Scenario B
(in millions, except per share numbers)

	2007E	2008E	2009E	2010E	2011E
Revenue	$7,842	$8,685	$9,631	$10,671	$11,821
Operating Profit	$1,129	$1,301	$1,534	$1,939	$2,280
Net Income, continuing operations	$919	$1,031	$1,187	$1,451	$1,677
Earnings Per Share	$1.22	$1.40	$1.67	$2.14	$2.58
Free Cash Flow(1)	$1,141	$1,244	$1,514	$1,800	$2,051
EBITDA(2)	$2,027	$2,261	$2,547	$2,966	$3,356

(1)
Represents net income from continuing operations excluding depreciation and amortization less capital expenditures and dividends.

(2)
Represents net income from continuing operations before interest, income taxes, depreciation and amortization.

Subsequent Jointly Prepared Projected Financial Information

        In June 2007, in connection with the syndication of the senior secured credit facilities described under "—Financing—Debt Financing," KKR and First Data's management jointly prepared a set of financial projections for First Data covering fiscal years 2007 through 2011. These projections were provided to certain potential lenders in connection with the syndication of the senior secured credit facilities. We refer to these projections as the "jointly prepared projected financial information." The assumptions in the jointly prepared projected financial information reflect input from KKR and its estimates of the prospects of First Data and the industry. The assumptions underlying the jointly prepared projected financial information are similar to the assumptions in the Scenario B First Data–Prepared Projected Financial Information and, like the assumptions used in the Scenario B First Data–Prepared Projected Financial Information, would result in higher performance than Scenario A, but would also require the acceptance of greater levels of market risk, execution risk and financial risk than Scenario A. The Adjusted Revenue and Adjusted EBITDA from the jointly prepared projected financial information are set forth below (Operating Profit and Net Income from Continuing Operations were not included in the jointly prepared projected financial information made available to potential lenders and accordingly are not presented here).

Jointly Prepared Projected Financial Information
(in millions)

	2007E	2008E	2009E	2010E	2011E
Adjusted Revenue	$8,544	$9,080	$9,765	$10,489	$11,238
Adjusted EBITDA	$2,359	$2,741	$3,070	$3,369	$3,681

        The difference between the jointly prepared projected financial information and the Scenario B First Data–Prepared Projected Financial Information is primarily the result of different methodologies used in calculating Adjusted Revenue and Adjusted EBITDA. The jointly prepared projected financial information incorporates various adjustments to Revenue and EBITDA that are not reflected in the Scenario B First Data–Prepared Projected Financial Information. The material adjustments in the jointly prepared Adjusted Revenue and Adjusted EBITDA projections, and material differences in assumptions from the Scenario B Revenue and EBITDA projections, are that the jointly prepared projected financial information:

  •
  assume no acquisitions by First Data after 2007, which has the effect of reducing the projected Adjusted Revenue and Adjusted EBITDA relative to the projected Revenue and EBITDA set forth in the Scenario B First Data–Prepared Projected Financial Information;

  •
  include the projected results of First Data's pending acquisition of Polcard, which has the effect of increasing the projected Adjusted Revenue and Adjusted EBITDA relative to the projected Revenue and EBITDA set forth in the Scenario B First Data–Prepared Projected Financial Information;

  •
  exclude the effect of share-based compensation expense under SAFS 123R, which has the effect of increasing the projected Adjusted EBITDA relative to the projected EBITDA set forth in the Scenario B First Data–Prepared Projected Financial Information;

  •
  do not include any segment results for Integrated Payment Systems (First Data is winding down the Official Check and money order businesses of that segment), which has the effect of reducing the projected Adjusted Revenue and Adjusted EBITDA relative to the projected Revenue and EBITDA set forth in the Scenario B First Data–Prepared Projected Financial Information;

  •
  reflect the Integrated Payment Systems segment operating results as if the underlying investments of the segment were held in taxable securities rather than the tax free municipal securities in which they are actually held, which has the effect of increasing projected Adjusted Revenue and Adjusted EBITDA relative to the projected Revenue and EBITDA set forth in the Scenario B First Data–Prepared Projected Financial Information; and

  •
  exclude all of the costs related to implementing First Data's U.S. data center consolidation, platform consolidation and global sourcing initiatives, which has the effect of increasing projected Adjusted EBITDA relative to the projected EBITDA set forth in the Scenario B First Data–Prepared Projected Financial Information.

        In addition, the Adjusted Revenue in the jointly prepared projections includes First Data's earnings from its equity alliances whereas earnings from equity alliances are not included in Revenue in the Scenario B First Data–Prepared Projected Financial Information but are instead included as a separate component of net income from continuing operations. This difference in presentation has the effect of increasing the projected Adjusted Revenue relative to the projected Revenue set forth in the Scenario B First Data–Prepared Projected Financial Information but has no effect on Adjusted EBITDA relative to the projected EBITDA set forth in the Scenario B First Data–Prepared Projected Financial Information.

        Furthermore, the jointly prepared financial information includes an Adjusted Pro Forma EBITDA figure for the twelve month period ended March 31, 2007 of $2,510 million. In addition to the adjustments noted above, Adjusted Pro Forma EBITDA excludes certain non-recurring charges, incorporates near term cost savings expected to be achieved on a run rate basis by the end of 2008 and the normalization of acquisitions closed in 2006 and 2007 as if they had occurred on January 1, 2006.

Cautionary Statement Regarding Projected Financial Information

        The First Data–Prepared Projected Financial Information and the jointly prepared projected financial information were not prepared with a view toward public disclosure or compliance with published guidelines of the SEC or the American Institute of Certified Public Accountants regarding forward-looking information or generally accepted accounting principles. Neither First Data's independent registered public accounting firm nor any other independent accountants have compiled, examined or performed any procedures with respect to the First Data–Prepared Projected Financial Information or the jointly prepared projected financial information, nor have they expressed any opinion or any form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the First Data-Prepared Projected Financial Information and the jointly prepared projected financial information. Because the First Data–Prepared Projected Financial Information and the jointly prepared projected financial information covers multiple years, such information by its nature becomes less reliable with each successive year. Furthermore, the projections:

  •
  necessarily make numerous assumptions (as discussed above), many of which are beyond the control of First Data and may not prove to have been, or may no longer be, accurate;

  •
  do not reflect revised prospects for First Data's business, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated at the time the applicable projections were prepared;

  •
  are not necessarily indicative of current values or future performance, which may be significantly more favorable or less favorable than as set forth above; and

  •
  should not be regarded as a representation that they will be achieved.

        Readers of this proxy statement are cautioned not to rely on the First Data–Prepared Projected Financial Information or the jointly prepared projected financial information. The First Data–Prepared Projected Financial Information and the jointly prepared projected financial information are not a guarantee of future performance. The First Data–Prepared Projected Financial Information and the jointly prepared projected financial information involve risks, uncertainties and assumptions. The future financial results and stockholder value of First Data may materially differ from those expressed in the First Data–Prepared Projected Financial Information and the jointly prepared projected financial information due to factors that are beyond First Data's ability to control or predict. We cannot assure you that the First Data–Prepared Projected Financial Information or the jointly prepared projected financial information will be realized or that First Data's future financial results will not materially vary from the First Data–Prepared Projected Financial Information and the jointly prepared projected financial information. Other than as stated above with respect to the jointly prepared projected financial information, the First Data–Prepared Projected Financial Information and the jointly prepared projected financial information do not take into account the merger or any of the transactions contemplated by the merger agreement. We do not intend to update or revise the First Data–Prepared Projected Financial Information or the jointly prepared projected financial information.

        First Data has filed a Quarterly Report on Form 10-Q for the three months ended March 31, 2007 which contains its actual results for such period. You should review First Data's Quarterly Report on Form 10-Q for the three months ended March 31, 2007 and all other financial information First Data makes publicly available. The First Data–Prepared Projected Financial Information and the jointly prepared projected financial information are forward-looking statements. For information on factors which may cause First Data's future financial results to materially vary, see "Cautionary Statement Regarding Forward-Looking Statements" on page 16.

Financing

        Parent has informed us that it estimates that the total amount of funds necessary to complete the merger and the related transactions is approximately $29 billion, which includes approximately $26.1 billion to be paid to First Data's stockholders and holders of other equity-based interests in First Data, with the remaining funds being used to refinance certain existing indebtedness and to pay customary fees and expenses in connection with the proposed merger, the financing arrangements and the related transactions.

        Parent or Sub has obtained equity and debt financing commitments for the transactions contemplated by the merger agreement. The following arrangements are intended to provide the necessary financing for the merger and related transactions.

  Equity Financing

        Parent has received equity commitment letters, each dated as of April 1, 2007, from KKR 2006 Fund L.P., Citigroup Global Markets Inc., Citigroup Capital Partners II 2007, Citigroup Investment, L.P., Citigroup Capital Partners II Employee Master Fund, L.P., Citigroup Capital Partners II Onshore, L.P., Citigroup Capital Partners II Cayman Holdings, L.P., CGI CPE LLC, Credit Suisse Management LLC, Deutsche Bank Investment Partners, Inc., HSBC Bank plc, LB I Group Inc., GS Capital Partners VI Parallel, L.P., GS Capital Partners VI GmbH & Co. KG, GS Capital Partners VI Fund, L.P., GS Capital Partners VI Offshore Fund, L.P., and GMI Investments, Inc. pursuant to which such entities have agreed to contribute $7.171 billion in the aggregate to Parent immediately prior to the closing of the merger.

        We refer to the foregoing entities collectively as the equity providers and refer to the foregoing entities (other than KKR 2006 Fund L.P. and the GS Capital entities) collectively as the bridge financing sources. Subject to the limitations set forth in the merger agreement, KKR 2006 Fund L.P. may assign portions of its commitment to other funds affiliated with KKR and to unaffiliated co-investors. The bridge financing sources may assign all or a portion of their commitments to unaffiliated co-investors subject to the limitations set forth in the merger agreement. Notwithstanding any assignment, the assignor will remain obligated for its commitment to the extent not performed by the assignees.

        The equity commitments described above are generally subject to the satisfaction or waiver of all of the conditions to the obligations of Parent and Sub to effect the closing of the merger under the merger agreement. The equity commitment letters will terminate upon the earliest to occur of

(i) termination of the merger agreement, (ii) Parent, any successor or permitted assign or any person acting on their behalf seeking to enforce or cause Parent to enforce a commitment under any of the equity commitment letters, other than at the direction of KKR 2006 Fund L.P., and (iii) subject to certain exceptions, First Data or any of its affiliates asserting in any litigation or other proceeding any claim against any of the equity providers or its affiliates in connection with the merger agreement or any of the transactions contemplated by the equity commitment letter or the merger agreement, including any claim under any limited guarantee provided by any equity provider.

        In addition, New Omaha Holdings Corporation ("Holdco"), a newly formed subsidiary of Parent, has received a commitment letter (the "GS Commitment Letter"), dated as of June 22, 2007, from GS Mezzanine Partners 2006 Fund, L.P. ("GSMP 2006 Onshore") and the Goldman Sachs Group, Inc. ("GS Group") pursuant to which GSMP 2006 Onshore and GS Group have severally and not jointly committed to (i) purchase $380 million and $620 million, respectively, of senior PIK notes of Holdco and (ii) make an equity contribution of $95 million and $155 million, respectively, to Parent, in each case, in connection with the closing of the merger. The conditions precedent to the funding of the commitments under the GS Commitment Letter are substantially the same as certain of the conditions precedent to the debt financing commitments described below. In the event that amounts are funded under the GS Commitment Letter, the amount of equity required to be funded by the bridge financing sources, under the equity commitment letters described above is expected to be reduced.

  Debt Financing

        Sub has received a debt commitment letter, dated as of April 1, 2007, from Citigroup Global Markets Inc. ("Citigroup"), Credit Suisse ("CS"), Credit Suisse Securities (USA) LLC ("CS Securities"), Deutsche Bank AG Cayman Islands Branch ("DBCI"), Deutsche Bank Securities Inc. ("DBSI"), HSBC Bank USA, National Association ("HSBC"), HSBC Securities (USA) Inc. ("HSBC Securities"), Lehman Commercial Paper Inc. and/or Lehman Brothers Commercial Bank or an affiliate of either thereof (collectively, the "Lehman Lenders"), Lehman Brothers Inc. ("LBI" and, together with the Lehman Lenders, "Lehman"), Goldman Sachs Credit Partners L.P. ("GSCP") and Merrill Lynch Capital Corporation ("MLCC" and, together Citigroup, CS, DBCI, HSBC, Lehman Lenders and GSCP, the "Debt Financing Sources") pursuant to which, subject to the conditions set forth therein:

  •
  each of the Debt Financing Sources has severally and not jointly committed to provide to First Data or Sub, up to $16 billion of senior secured credit facilities, for the purpose of financing the merger, repaying or refinancing certain existing indebtedness of First Data and its subsidiaries, paying fees and expenses incurred in connection with the merger and providing ongoing working capital and for other general corporate purposes of First Data and its subsidiaries following completion of the merger;

  •
  each of the Debt Financing Sources has severally and not jointly committed to provide to First Data or Sub, if up to $5.5 billion of senior unsecured notes are not issued on or prior to the initial funding of the senior secured credit facilities, up to $5.5 billion of senior unsecured increasing rate loans under a bridge facility, for the purpose of financing the merger, repaying or refinancing certain existing indebtedness of First Data and its subsidiaries and paying fees and expenses incurred in connection with the merger; and

  •
  each of the Debt Financing Sources has severally and not jointly committed to provide to First Data or Sub, if up to $2.5 billion of senior subordinated notes are not issued on or prior to the initial funding of the senior secured credit facilities, up to $2.5 billion of senior subordinated increasing rate loans under a bridge facility, for the purpose of financing the merger, repaying or refinancing certain existing indebtedness of First Data and its subsidiaries and paying fees and expenses incurred in connection with the merger.

The debt commitments expire on January 20, 2008 (unless the termination date in the merger agreement is extended to January 31, 2008, in which case such debt commitments shall expire on February 29, 2008). The documentation governing the senior secured credit facilities and the bridge facilities has not been finalized and, accordingly, the actual terms of such facilities may differ from those described in this proxy statement. As of the date of this proxy statement, no alternative financing arrangements or alternative financing plans have been made in the event the debt financing described herein is not available as anticipated.

  Conditions Precedent to the Debt Commitments

        The availability of the facilities contemplated by the debt financing commitments is subject, among other things, to consummation of the merger in accordance with the merger agreement (without giving effect to any amendments or waivers thereto that are materially adverse to the lenders (including without limitation the absence of a material adverse change condition) without the reasonable consent of the lead arrangers), the funding of the equity financing, delivery of "know your customer" and PATRIOT Act information and documentation, delivery of certain historical and pro forma financial information, absence of any competing issues of debt securities or commercial bank or other credit facilities being offered, placed or arranged, expiration of a "Marketing Period" consistent with the definition of "Marketing Period" in the merger agreement, the execution of certain guarantees and the creation of security interests and the negotiation, execution and delivery of definitive documentation.

  Senior Secured Credit Facilities

        General.    The borrower under the senior secured credit facilities will be Sub initially, and First Data, as the surviving corporation in the merger. The senior secured credit facilities will be comprised of a $14 billion senior secured term loan facility with a term of seven years, a portion of the term loan facility may be available in the form of a senior secured delayed draw term loan facility, which will mature on the seventh anniversary of the completion of the merger, a $2 billion senior secured revolving credit facility with a term of six years and at the option of the borrower, an asset-backed securities facility in an aggregate principal amount and on terms to be mutually agreed, which will reduce the aggregate principal amount of the term loan facility on a dollar for dollar basis. The senior secured term loan facility may, at the option of the borrower, include a Euro-denominated tranche in an amount to be determined. The revolving credit facility will include sublimits for the issuance of letters of credit and swingline loans.

        CS Securities, Citigroup, DBSI, HSBC Securities, LBI, GSCP and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") have been appointed as joint lead arrangers and joint bookrunners for the senior secured credit facilities. Credit Suisse will be the sole administrative agent. In addition, additional agents or co-agents for the senior secured credit facilities may be appointed prior to completion of the merger.

        Interest Rate and Fees.    Loans under the senior secured credit facilities are expected to bear interest, at the borrower's option, at (i) a rate equal to LIBOR (London Interbank Offered Rate) (or in the case of loans denominated in Euros, EURIBOR (Euro Interbank Offered Rate)) plus an applicable margin or (ii) a rate equal to the higher of (a) the prime rate and (b) the federal funds effective rate plus 0.50%, plus (in either case) an applicable margin. After the completion of the merger, the applicable margins will be subject to decrease pursuant to a leverage-based pricing grid.

        In addition, First Data will pay customary commitment fees (subject to a decrease based on leverage) and letter of credit fees under the revolving credit facilities. Upon the initial funding of the senior secured credit facilities, Sub has also agreed to pay an underwriting fee to the lead arrangers.

        Guarantors.    All obligations under the senior secured credit facilities and under any interest rate protection, currency exchange, or other hedging or swap arrangement entered into with a lender or any of its affiliates will be unconditionally guaranteed jointly and severally by each of the existing and subsequently acquired or organized material direct and indirect, wholly-owned U.S. restricted subsidiaries of the Borrower (other than certain subsidiaries to be mutually agreed upon).

        Security.    The obligations of the borrowers and the guarantors under the senior secured credit facilities will be secured, subject to permitted liens and other agreed upon exceptions, by all the capital stock of the material subsidiaries wholly-owned directly by First Data or any guarantor (limited, in the case of foreign subsidiaries, to 66% of the voting stock of such subsidiaries) and substantially all present and future tangible and intangible assets of First Data and each other guarantor. If the security (other than any domestic stock pledge and any security interest capable of perfection by the filing of a Uniform Commercial Code financing statement) is not provided on the date on which the merger is completed despite the use of commercially reasonable efforts to do so, the delivery of the security will not be a condition precedent to the availability of the senior secured credit facilities on the date on which the merger is completed, but instead will be required to be delivered following such date pursuant to arrangements to be agreed upon.

        Other Terms.    The senior secured credit facilities will contain customary representations and warranties and customary affirmative and negative covenants, including, among other things, restrictions on indebtedness, liens, investments and acquisitions, sales of assets, mergers and consolidations, dividends and other distributions on or redemptions of stock and prepayments of certain subordinated indebtedness. The senior secured credit agreement will not contain a financial maintenance covenant, but the availability of certain baskets and other actions will be subject to compliance with an incurrence test. The senior secured facilities will also include customary events of default, including a change of control default.

  High-Yield Debt Financing

        Either Sub or First Data is expected to issue (i) up to $5.5 billion in aggregate principal amount of senior unsecured notes and (ii) up to $2.5 billion in aggregate principal amount of senior subordinated notes. The notes will not be registered under the United States Securities Act of 1933, as amended (the "Securities Act") and may not be offered in the United States absent registration under, or an applicable exemption from the registration requirements of, the Securities Act. The senior unsecured and senior subordinated notes will be offered to "qualified institutional buyers," as such term is defined in Rule 144A under the Securities Act, and to non-U.S. persons outside the United States in compliance with Regulation S under the Securities Act.

  Bridge Facility

        If the offering of notes by either Sub or First Data is not completed on or prior to the initial funding under the senior secured credit facilities, the Debt Financing Sources have committed to provide to Sub or First Data: (i) up to $5.5 billion in loans under a senior unsecured bridge facility and (ii) up to $2.5 billion in loans under a senior subordinated bridge facility. After completion of the merger, First Data will be the borrower under the bridge facilities.

        If the bridge loans are not paid in full on or before the first anniversary of the completion of the merger, the senior unsecured bridge loans will convert into extended term loans maturing on the eighth anniversary of the completion of the merger and the senior subordinated bridge loans will convert into extended term loans maturing on the tenth anniversary of the completion of the merger. Holders of any such senior unsecured or senior subordinated extended term loans may choose to exchange such loans for exchange notes maturing on the eighth and tenth anniversary of the completion of the merger, respectively, and also may, if necessary for the sale of such exchange notes to an unaffiliated third party, fix the interest rate on any such exchange notes. The borrower would be required to register any exchange notes for public resale under a registration statement in compliance with applicable securities laws.

        The bridge loans will bear interest at a floating rate equal to LIBOR plus a spread that increases over time, and will contain covenants customary for financings of this type, including covenants restricting the ability of the borrower, among other things and subject to exceptions, to incur or repay certain debt, to make dividends, distributions or redemptions and to incur liens. The borrower will be able to pay interest from time to time on up to $2.75 billion of the senior unsecured bridge loans by issuing additional loans or exchange notes in an amount equal to the interest then due.

        The borrower will be required to prepay the bridge loans, to prepay or offer to prepay the extended loans and to redeem or offer to purchase the exchange notes under certain circumstances, including upon certain non-ordinary course asset sales or certain incurrences of debt (in each case, with certain exceptions) and upon a change of control of First Data.

        Citigroup, CS Securities, DBSI, HSBC Securities, LBI, GSCP and MLPF&S have been appointed as joint lead arrangers and joint bookrunners for the bridge facilities. Citigroup will act as the sole administrative agent for the bridge facilities. In addition, additional agents or co-agents for the bridge facilities may be appointed prior to completion of the merger.

Limited Guarantees

        In connection with the merger agreement, KKR 2006 Fund L.P. and CGI CPE LLC have each absolutely, irrevocably and unconditionally guaranteed a pro rata portion of all payment obligations of Parent and Sub under certain provisions of the merger agreement up to $641,430,762.79 and $24,403,848.84, respectively. GS Capital Partners VI Parallel, L.P., GS Capital Partners VI GmbH & Co. KG, GS Capital Partners VI Fund, L.P. and GS Capital Partners VI Offshore Fund, L.P. have jointly, absolutely, irrevocably and unconditionally guaranteed a pro rata portion of all payment obligations of Parent and Sub under certain provisions of the merger agreement up to $34,165,388.37. The guarantees are not subject to an escrow of any funds supporting them and, subject to certain exceptions, will terminate on the earliest of the effective time of the merger, the six month anniversary of the termination date under the merger agreement and the termination of the merger agreement in accordance with its terms if and when the respective guarantor has satisfied in full its obligations under its limited guarantee.

Interests of Our Directors and Executive Officers in the Merger

        In considering the recommendation of the First Data board of directors to adopt the merger agreement, you should be aware that certain directors and executive officers of First Data have interests in the transaction that are different from, or are in addition to, your interests as a stockholder. The First Data board of directors and the strategic review committee were aware of these interests.

  Severance Policy

        First Data has, since July 26, 2005, maintained a severance/change in control policy that is applicable to the members of First Data's executive committee. Pursuant to the terms of his employment agreement, Mr. Duques is not entitled to participate in this policy. Under the severance/change in control policy, if an executive covered by the policy is terminated by First Data without "cause" at any time or the executive terminates his employment for "good reason" within two years after the merger (such terms are defined below), the executive is entitled to the following benefits:

  •
  any earned but unpaid base salary or bonus;

  •
  a prorated amount of the executive's target bonus under the First Data Senior Executive Incentive Plan for the year of termination;

  •
  an amount equal to the sum of the executive's base salary and annual target bonus under First Data's Senior Executive Incentive Plan for the year of termination, multiplied by 2;

  •
  continued welfare benefit coverage for the executive and his or her dependents for a period of 24 months plus an additional amount equal to the difference between the premiums payable by former employees for such continued coverage and the premiums payable by active employees;

  •
  any outstanding cash incentive award (that vests solely on executive's continued employment and the passage of time) shall continue to vest according to its terms notwithstanding the executive's termination of employment;

  •
  outplacement services (the eligibility and scope to be determined by the compensation committee); and

  •
  in the event that the executive becomes subject to the excise tax imposed by Section 4999 of the Code in connection with any payments or benefits provided by First Data (whether or not in connection with this policy), an amount, which after the payment of all taxes on such amount, provides the executive with the funds to pay such excise tax (unless the payment is not at least 110% more than one dollar less than the amount that triggered the excise tax penalties, in which case there will be a reduction of benefits to avoid any such tax being imposed).

        In addition, whether or not an executive's employment is terminated, all unvested equity awards under First Data's 2002 Long Term Incentive Plan (or any successor plan) held by the executive will become vested on a "change in control" of First Data (as defined in the severance/change in control policy), which will occur on the closing of the merger.

        The following table shows the amount of potential cash payments (excluding any payments for excise taxes as described above) and the value of other severance benefits, each executive officer participating in such policy would be entitled to if his or her employment were terminated without cause or he or she resigned for good reason as of September 1, 2007 (assuming the merger had closed on or before such date):

Name	Base Salary Payment ($) (1)	Prorated Target & Bonus ($)	Bonus Payment ($)(2)	Health Benefits ($) (3)	Financial Planning ($)(4)	Total ($)
Henry C. Duques(5)	0	0	0	0	0	0
David P. Bailis	1,050,000	382,808	1,150,000	21,200	20,000	2,624,008
Peter W. Boucher	900,000	332,877	1,000,000	21,200	20,000	2,274,077
David Dibble	1,080,000	382,808	1,150,000	21,200	20,000	2,654,008
Edward A. Labry III	1,500,000	332,877	1,000,000	21,200	20,000	2,874,077
David R. Money	800,000	266,301	800,000	21,200	20,000	1,907,501
Kimberly S. Patmore	1,150,000	399,452	1,200,000	21,200	20,000	2,790,652
Pamela H. Patsley	1,240,000	432,740	1,300,000	21,200	20,000	3,013,940
David J. Treinen	700,000	216,370	650,000	21,200	20,000	1,607,570

(1)
Represents two times the base salary for each executive other than the CEO.

(2)
Represents two times the bonus target for each executive other than the CEO.

(3)
Represents the cost of health benefits for each executive other than the CEO for two years ($10,600 per year).

(4)
Represents the financial planning benefit for each executive other than the CEO for two years ($10,000 per year).

(5)
The First Data severance/change in control policy does not apply to Mr. Duques as provided in his employment agreement.

        None of the above described amounts will be subject to the tax imposed under Section 4999 of the Code.

        Under the severance/change in control policy, "cause" is defined as:

  •
  the willful and continued failure to substantially perform the duties assigned by First Data (other than a failure resulting from disability);

  •
  the willful engaging in conduct which is demonstrably injurious to First Data (monetarily or otherwise);

  •
  any act of dishonesty, the commission of a felony, the continued failure to meet performance standards, excessive absenteeism; or

  •
  a significant violation of any statutory or common law duty of loyalty to First Data.

        Under the severance/change in control policy, "good reason" is defined as any one of the following:

  •
  action by First Data resulting in a substantial diminution of the executive's titles or positions with First Data;

  •
  a material reduction in the executive's base salary or bonus; or

  •
  any relocation of the executive more than thirty-five (35) miles from the executive's current principal work location without the executive's consent.

  Treatment of Stock Options

        All outstanding stock options granted under First Data's equity incentive plans and director plans (including those awards adjusted as a result of the 2006 spin-off of Western Union by First Data into awards for or payable in shares of Western Union stock) will become fully vested upon consummation of the merger.

        Upon consummation of the merger, the outstanding stock options to purchase First Data common stock will be cancelled in exchange for an amount of cash equal to the product of (i) the number of shares of First Data common stock subject to such option and (ii) the excess, if any, of $34.00 over the exercise price per share of such option. The merger agreement provides that Parent and each holder of a First Data stock option may agree that such holder's stock options will be treated in a different manner.

        The table set forth below shows information for the aggregate number of First Data stock options held by our directors and executive officers as of May 1, 2007 as well as the number of First Data stock options and Western Union stock options as of such date that will become vested upon the closing of the merger (in each case assuming the merger had closed as of such date).

Name	Aggregate Number of First Data Shares Subject to First Data Stock Options	Weighted Average Exercise Price of All First Data Stock Options	Number of First Data Shares Subject to Unvested First Data Stock Options	Weighted Average Exercise Price of Unvested First Data Stock Options	Cash Payment to be Received for All First Data Stock Options	Aggregate Number of Western Union Shares Subject to Unvested Western Union Stock Options
Directors
Daniel P. Burnham	84,673	$22.5468	0	$0	$969,778	0
David A. Coulter	36,188	$24.2500	0	$0	$352,834	0
Alison Davis	130,447	$21.8732	0	$0	$1,581,911	0
Henry C. Duques	1,792,251	$23.4285	678,800	$25.5550	$18,946,699	0
Peter B. Ellwood	38,408	$23.5710	0	$0	$400,558	0
Courtney F. Jones	225,454	$21.9458	0	$0	$2,717,659	0
Richard P. Kiphart	121,752	$23.8823	0	$0	$1,361,431	0
James D. Robinson III	172,864	$18.6784	0	$0	$2,648,556	0
Charles T. Russell	223,678	$20.1277	0	$0	$3,102,918	0
Joan E. Spero	220,277	$18.6737	0	$0	$3,376,032	0
Arthur F. Weinbach	166,265	$20.1431	0	$0	$2,303,915	0
Executive Officers
David P. Bailis	630,000	$24.7428	442,500	$25.0389	$5,832,060	162,500
Peter W. Boucher	362,100	$25.6860	312,100	$25.6563	$3,010,490	100,000
David Dibble	437,100	$24.5830	324,600	$25.2532	$4,116,155	112,500
Edward A. Labry III	4,716,856	$18.7212	472,400	$25.2785	$77,243,351	150,000
David R. Money	348,520	$22.4733	119,500	$24.4820	$4,017,281	47,500
Kimberly S. Patmore	929,500	$22.0134	385,750	$25.2587	$11,141,502	131,250
Pamela H. Patsley	1,235,000	$20.5214	430,000	$25.2512	$16,646,019	150,000
David J. Treinen	188,700	$20.6551	103,700	$24.7399	$2,518,178	40,000

  Treatment of Restricted Shares; Restricted Stock Units

        Under the merger agreement, unless otherwise agreed by the holder thereof, upon completion of the merger each share of First Data common stock subject to restrictions shall become vested and entitled to receive the merger consideration and each First Data restricted stock unit shall become vested and entitled to receive an amount equal to the merger consideration. In addition, under the employee matters agreement previously entered into between First Data and Western Union in connection with the spin-off of Western Union, each share of Western Union common stock subject to restrictions and each Western Union restricted stock unit held by a director or officer of First Data will become vested upon completion of the merger. The table below sets forth the number of restricted shares of First Data common stock and restricted stock units covering shares of First Data common stock held by directors and executive officers of First Data that will become vested upon completion of the merger and the consideration to be received by the holder thereof, assuming the merger had closed on May 1, 2007. No payments are required to be made, or will be made, in respect of shares of

Western Union common stock in connection with the merger. No directors or executive officers of First Data hold restricted stock units.

Name	Shares of First Data Restricted Stock	Cash Payment to be Received for Shares of First Data Restricted Stock	Shares of Western Union Restricted Stock
Directors
Daniel P. Burnham	0	0	0
David A. Coulter	0	0	0
Alison Davis	0	0	0
Henry C. Duques	96,000	$3,264,000	0
Peter B. Ellwood	0	0	0
Courtney F. Jones	0	0	0
Richard P. Kiphart	0	0	0
James D. Robinson III	0	0	0
Charles T. Russell	0	0	0
Joan E. Spero	0	0	0
Arthur F. Weinbach	0	0	0
Executive Officers
David P. Bailis	69,600	$2,366,400	30,000
Peter W. Boucher	30,000	$1,020,000	0
David Dibble	67,500	$2,295,000	37,500
Edward A. Labry III	45,600	$1,550,400	0
David R. Money	23,877	$811,818	1,177
Kimberly S. Patmore	106,000	$3,604,000	70,000
Pamela H. Patsley	109,600	$3,726,400	70,000
David J. Treinen	9,994	$339,796	994

  Indemnification Under the Merger Agreement

        The merger agreement provides that Parent and the surviving corporation will, to the maximum extent permitted by law, indemnify and advance expenses to each present and former director and officer of First Data and its subsidiaries from costs and liabilities incurred in connection with such person's service as a director or officer at or prior to the effective time of the merger.

        The merger agreement provides that First Data or the surviving corporation will provide directors' and officers' liability insurance coverage for a period of six years after the effective time of the merger with terms that are at least as favorable as the directors' and officers' liability insurance in effect on the date of the merger agreement (although the surviving corporation will not be required to expend more than an amount per year equal to 300% of the annual premiums currently paid by First Data).

  Continuation of Benefits Under Employee Benefit Plans

        Among other things, the merger agreement provides that:

  •
  for a period of not less than two years after the effective time of the merger, the surviving corporation shall provide all persons who are employees of First Data or its subsidiaries as of the effective time of the merger, while employed by the surviving corporation or its subsidiaries, with compensation and benefits which are substantially comparable in the aggregate to the compensation and benefits provided to such persons immediately prior to the effective time of the merger, other than with respect to any equity-based compensation opportunities; and

  •
  for a period of not less than two years after the effective time of the merger, the surviving corporation shall maintain certain severance and change in control policies of First Data.

        See "The Merger Agreement—Employee Matters" for a more complete description of the terms of the merger agreement relating to employee benefit matters.

  New Employment Arrangements; Equity Rollover

        As of the date of this proxy statement, none of our executive officers who has plans or is expected to remain with the surviving corporation has entered into any arrangement, agreement or understanding with KKR or its affiliates regarding employment with, or the right to purchase or participate in the equity of, the surviving corporation or its holding company.

        Parent has informed us that it is Parent's intention to retain members of our existing management team (other than Mr. Duques, who has informed the First Data board of directors he does not anticipate having any management or other role after the merger) with the surviving corporation after the merger is completed. We believe that these persons are likely to enter into new arrangements with Parent, Sub or their affiliates regarding employment with, and the right to purchase or participate in the equity of, Parent or the surviving corporation or its holding company. Parent has not yet finalized which members of management will have an opportunity to make an equity investment in Parent or the surviving corporation or its holding company. It is anticipated that any such equity investment may be made by paying cash for shares of the surviving corporation or its holding company or for an equity interest in Parent, by contributing shares of First Data common stock to Parent in exchange for an equity interest in Parent or the surviving corporation or its holding company, or by not exercising outstanding options or restricted stock units and having them converted into options or restricted stock units with respect to Parent or the surviving corporation or its holding company. Parent has also informed us that it intends to set up equity-based incentive compensation plans for management of the surviving corporation. All of the foregoing matters are subject to negotiation and no terms or conditions have yet been finalized.

Regulatory Matters

        The obligation of the parties to consummate the merger is subject to the receipt of certain regulatory approvals under applicable law, including:

  •
  the expiration or termination of the waiting period applicable to the consummation of the merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, which we refer to as the HSR Act; on April 19, 2007, we and Parent each filed a premerger notifications and report form under the HSR Act with the Federal Trade Commission and the Department of Justice and requested an early termination of the waiting period; on April 27, 2007, early termination under the HSR Act was granted;

  •
  the expiration or termination of the waiting period applicable to the consummation of the merger under the antitrust and anticompetition statutes of Canada; on May 9, 2007, the waiting period was terminated;

  •
  the adoption of a decision by the European Commission pursuant to the Council Regulation (EC) No. 139/2004 declaring the merger compatible with the common market and, under certain circumstances, approval of the merger pursuant to the merger control laws in any relevant EU member state; on June 4, 2007, the parties received European Commission competition approval;

  •
  certain governmental consents and other approvals required to be obtained prior to the effective time of the merger in order to effect the disposition of First Financial Bank or, under certain circumstances, the acquisition of control of First Financial Bank by Parent and its affiliates without the imposition of any financial obligation on Parent's partners or their respective affiliates and non-control determinations with respect to each investor in Parent (other than those affiliated with KKR); an application under the Federal Bank Merger Act was filed with the Office of Thrift Supervision on May 25, 2007;

  •
  certain governmental consents and other approvals in connection with the acquisition of control of the Canadian Loan Company by Parent and its affiliates without the imposition of any financial obligation on Parent's partners or their respective affiliates or, under certain circumstances, the disposition of the Canadian Loan Company; on June 8, 2007, the parties made the applicable filings; and

  •
  all other notices, reports and other filings required to be made prior to the effective time of the merger by First Data or Parent or any of their respective subsidiaries with any governmental entity in connection with the execution and delivery of the merger agreement and the consummation of the transactions contemplated by the merger agreement, other than any the failure of which to make or obtain would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on First Data and would not subject any person to risk of criminal liability.

        Regulatory approvals that may be considered under the last bullet point include, among others, approval from a number of states of the indirect transfer as a result of the merger of the money transmitter licenses held by Integrated Payment Systems Inc. and approval of the Australian Foreign Investment Review Board.

Litigation Relating to the Merger

Pappas v. Kohlberg Kravis Roberts & Co., et al., No. 07-CV-621, Morton Smith Trust v. First Data Corp., et al., No. 07-CV-637, and Gottlieb v. Kohlberg Kravis Roberts & Co., et al., No. 07-CV-1007

        On or about April 2, April 4, and May 23, 2007, three purported class action complaints were filed in the District Court of Arapahoe County, Colorado, on behalf of First Data's public stockholders. On May 8 and June 14, 2007, respectively, Morton Smith Trust and Gottlieb were consolidated with Pappas for all purposes. The consolidated complaint ("Complaint") names as defendants First Data and the members of its board of directors, i.e., Henry Duques, Daniel Burnham, David Coulter, Alison Davis, Peter Ellwood, Courtney Jones, Richard Kiphart, James Robinson III, Charles Russell, Joan Spero, and Arthur Weinbach (collectively the "Individual Defendants"). KKR is also named as a defendant. The Complaint generally alleges that First Data and the Individual Defendants breached their fiduciary duties to First Data's stockholders by approving a merger agreement with an affiliate of KKR that provides inadequate consideration to stockholders, and by disseminating a preliminary proxy statement with material omissions. The Complaint also alleges that the Individual Defendants have conflicts of interest with respect to the proposed merger, that the termination fee provided for in the merger agreement is improper, and that KKR aided and abetted the purported breaches of fiduciary duties. Plaintiffs seek, among other things, the following: class certification; an order enjoining consummation of the merger under the present terms or rescinding it; imposition of a constructive trust upon any improper benefits received by defendants; damages and costs; and any other relief the court may deem appropriate. Defendants moved to dismiss or stay the consolidated cases on May 25, 2007. On June 22, 2007, plaintiffs moved for a preliminary injunction to enjoin consummation of the merger and the dissemination of this Proxy and for expedited discovery. First Data believes these claims and plaintiffs' pending motions are without merit.

First Data Corporation Shareholders Litigation, No. 2873-VCL

        On or about April 10 and April 19, 2007, two additional purported class action complaints arising from the proposed merger of First Data and an affiliate of KKR were filed in the Delaware Court of Chancery, New Castle County. The cases were captioned Larson v. First Data Corp., et al., No. 2873-VCL and Ex rel. Will of Rosenman v. First Data Corp., et al., No. 2903. On May 10, 2007, the cases were consolidated for all purposes. The complaints name as defendants First Data and the Individual Defendants. The complaints also name KKR as a defendant. The complaints generally allege that First Data and the Individual Defendants breached their fiduciary duties to First Data's stockholders by approving a merger agreement with an affiliate of KKR that provides inadequate consideration to stockholders. The complaints also allege that the Individual Defendants have conflicts of interest with respect to the proposed merger, that the termination fee provided for in the merger agreement is improper, and that KKR aided and abetted the purported breaches of fiduciary duties.

Plaintiffs seek, among other things, the following: class certification; an order enjoining or rescinding the merger, or granting recissory damages; imposition of a constructive trust upon any allegedly improper benefits received by defendants; an order directing defendants to account for damages and for allegedly improper profits and benefits; costs; and any other relief the court may deem appropriate. On June 25, 2007, plaintiffs filed an amended complaint that, in addition to the above allegations, alleged that defendants breached their fiduciary duties to First Data's stockholders by disseminating a preliminary proxy statement with material omissions. First Data believes these claims are without merit.

Accounting Treatment

        We expect that the merger will be accounted for as a business combination using the purchase method of accounting for financial accounting purposes, whereby the purchase price would be allocated to the assets and liabilities of First Data based on their relative fair values following Financial Accounting Standards No. 141, Business Combinations.

Material U.S. Federal Income Tax Consequences for U.S. Stockholders

        The following is a summary of the material U.S. federal income tax consequences of the merger to certain holders of First Data common stock. This summary is based on the Internal Revenue Code of 1986, as amended, referred to as the "Code" in this proxy statement, regulations promulgated under the Code, administrative rulings by the Internal Revenue Service and court decisions now in effect. All of these authorities are subject to change, possibly with retroactive effect so as to result in tax consequences different from those described below. This summary does not address all of the U.S. federal income tax consequences that might be applicable to a particular holder of First Data common stock. In addition, this summary does not address the U.S. federal income tax consequences of the merger to holders of First Data common stock who are subject to special treatment under U.S. federal income tax laws, including, for example, banks and other financial institutions, mutual funds, insurance companies, tax-exempt organizations, S corporations, corporations that accumulate earnings to avoid U.S. federal income tax, holders that are properly classified as "partnerships" under the Code, dealers in securities or foreign currencies, traders in securities who elect the mark-to-market method of accounting for their securities, holders who hold their common stock as part of a hedge, straddle or conversion transaction, holders whose functional currency is not the U.S. dollar, certain expatriates, holders who acquired First Data common stock by gift or through the exercise of employee stock options or other compensatory arrangements, holders who are subject to the alternative minimum tax provisions of the Code and holders who do not hold their shares of First Data common stock as "capital assets" within the meaning of Section 1221 of the Code. This summary does not address the U.S. federal income tax consequences to any holder of First Data common stock who or which, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, a foreign partnership or a foreign estate or trust and this summary does not address the tax consequences of the merger under state, local or foreign tax laws.

        This summary is provided for general information purposes only and is not intended as a substitute for tax advice. Each holder of First Data common stock should consult the holder's tax advisors as to the particular tax consequences of the merger to such holder, including the application and effect of any state, local, foreign or other tax laws and the possible effect of changes to such laws.

  Exchange of Common Stock for Cash

        Generally, merger consideration paid to our stockholders will be taxable to our stockholders for U.S. federal income tax purposes. A holder of First Data common stock receiving cash in the merger generally will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference between the amount of cash received and the holder's adjusted tax basis in the First Data common stock surrendered. Any such gain or loss generally will be capital gain or loss if the First Data common stock is held as a capital asset at the effective time of the merger. Any capital gain or loss will be taxed as long-term capital gain or loss if the holder has held the First Data common stock for more than one year prior to the effective time of the merger. If the holder has held the First Data common stock for one year or less prior to the effective time of the merger, any capital gain or loss will be taxed as short-term capital gain or loss. Currently, long-term capital gain for non-corporate taxpayers is taxed at a maximum federal tax rate of 15%. The deductibility of capital losses is subject to certain limitations.

        Your adjusted tax basis in your First Data shares generally should equal the cost of those shares. Holders of First Data common stock who held First Data common stock at the time of the spin-off of The Western Union Company should consider the effect the spin-off had on the adjusted tax basis of their First Data shares and should consult their own tax advisors in that regard. If you acquired your First Data shares at different times, or if some of your First Data shares otherwise have a tax basis that differs from that of others, you will need to make separate basis and holding period calculations for each group of shares.

  Dissenting Stockholders

        Our stockholders who perfect appraisal rights with respect to the merger, as discussed under "Appraisal Rights" beginning on page 89 of this proxy statement, and who receive cash in respect of their shares of First Data common stock, generally will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference between the amount of cash received and the holder's adjusted tax basis in the First Data common stock surrendered. Each such holder should consult the holder's own tax advisor as to the tax consequences of the receipt of cash as a result of exercising appraisal rights.

  Information Reporting and Backup Withholding

        Under the Code, a holder of First Data common stock may be subject, under certain circumstances, to information reporting on the cash received in the merger (or pursuant to the exercise of appraisal rights) unless such holder is a corporation or other exempt recipient. Under the U.S. federal backup withholding tax rules, unless an exemption applies, the paying agent will be required to withhold, and will withhold, 28% of all cash payments to which a holder of First Data common stock is entitled in connection with the merger unless (i) the holder provides a tax identification number (social security number in the case of an individual or employer identification number in the case of other holders), (ii) certifies that such number is correct and that no backup withholding is otherwise required and (iii) otherwise complies with such backup withholding rules. Each holder of First Data common stock should complete, sign and return to the paying agent the Substitute Form W-9 in order to provide the information and certifications necessary to avoid backup withholding, unless an exemption applies and is established in a manner satisfactory to the paying agent. The Substitute Form W-9 will be included as part of the letter of transmittal mailed to each record holder of First Data common stock. Back-up withholding is not an additional tax and any amounts withheld under the backup withholding rules may be refunded or credited against a holder's U.S. federal income tax liability, if any, provided that such holder furnishes the required information to the Internal Revenue Service in a timely manner.

Delisting and Deregistration of First Data Common Stock

        If the merger is completed, First Data common stock will no longer be traded on the New York Stock Exchange and will be deregistered under the Exchange Act.

THE MERGER AGREEMENT

        The following is a summary of the material terms of the merger agreement. This summary does not purport to describe all the terms of the merger agreement and is qualified by reference to the complete merger agreement which is attached as Annex A to this proxy statement. We urge you to read the merger agreement carefully and in its entirety because it, and not this proxy statement, is the legal document that governs the merger.

        The text of the merger agreement has been included to provide you with information regarding its terms. The terms of the merger agreement (such as the representations and warranties) are intended to govern the contractual rights and relationships, and allocate risks, between the parties in relation to the merger. The merger agreement contains representations and warranties that First Data, Parent and Sub made to each other as of specific dates. The representations and warranties were negotiated between the parties with the principal purpose of setting forth their respective rights with respect to their obligation to complete the merger and may be subject to important limitations and qualifications as set forth therein, including a contractual standard of materiality different from that generally applicable under federal securities laws.

General; The Merger

        At the effective time of the merger, upon the terms and subject to the conditions of the merger agreement and in accordance with the DGCL, Sub will merge with and into First Data and the separate corporate existence of Sub will end. First Data will be the surviving corporation in the merger. The certificate of incorporation of First Data will be amended and restated at the effective time of the merger so as to read in its entirety as the certificate of incorporation of Sub in effect immediately prior to the effective time, except that the name of the surviving corporation will be First Data Corporation and the provision regarding the incorporator shall be omitted. The by-laws of First Data in effect immediately prior to the effective time of the merger will be the by-laws of the surviving corporation.

        The directors of Sub immediately prior to the effective time of the merger will be the initial directors of the surviving corporation, until the earliest of their death, resignation or removal or until their successors are duly elected or appointed and qualified. The officers of First Data immediately prior to the effective time of the merger (other than those who Parent determines shall not remain as officers of the surviving corporation) will be the initial officers of the surviving corporation, until the earliest of their death, resignation or removal or until their successors are duly elected or appointed and qualified.

Consideration to be Received Pursuant to the Merger; Treatment of Equity Awards

        The merger agreement provides that, as of the effective time of the merger:

  •
  each share of First Data common stock issued and outstanding immediately prior to the effective time of the merger (other than shares of First Data common stock owned by First Data as treasury shares, shares of First Data common stock owned by Parent or Sub or any wholly-owned subsidiary of Parent, shares of First Data common stock owned by a wholly-owned subsidiary of First Data and shares held by owners that properly demand their appraisal rights) will be converted into the right to receive $34.00 in cash, without interest and less any applicable withholding taxes, and will be automatically cancelled and cease to exist;

  •
  each share of First Data common stock owned by First Data as a treasury share and each share held by Parent, Sub or any other wholly-owned subsidiary of Parent will be cancelled and retired and will cease to exist, and no consideration will be delivered in exchange for it; and

  •
  each share of Sub capital stock will be converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the surviving corporation.

        Unless otherwise agreed between Parent and the holder thereof, each option to acquire First Data common stock and each restricted stock unit representing a share of First Data common stock, which is outstanding at the effective time of the merger, whether or not exercisable or vested, will be cancelled in exchange for a cash payment (less any applicable tax withholdings) equal to the product of:

  •
  the number of shares of First Data common stock subject to such option or restricted stock unit; and

  •
  an amount that is equal to:

  •
  in the case of an option, the amount by which $34.00 exceeds the exercise price for each share of First Data common stock underlying the options; and

  •
  in the case of a restricted stock unit, $34.00.

Each share of First Data common stock that is subject to vesting or other risks of forfeiture pursuant to awards under certain First Data stock incentive plans will vest immediately prior to the consummation of the merger, and will be considered outstanding for all purposes of the merger agreement, including, if applicable, the right to receive the merger consideration of $34.00 per share.

Payment for First Data Common Stock in the Merger

        Prior to the effective time of the merger, Parent will select a paying agent reasonably satisfactory to the Company, and the Company will enter into a paying agent agreement with the paying agent. As part of the closing, immediately following the effective time of the merger, the surviving corporation will deposit with the paying agent sufficient cash to pay the First Data stockholders the amounts they are entitled to receive under the merger agreement.

        As soon as practicable after the effective time of the merger, the paying agent will mail to each record holder of First Data common stock a letter of transmittal and instructions for use in effecting the surrender of their shares of First Data common stock in exchange for the merger consideration. You should not send in your shares of First Data common stock until you receive the letter of transmittal. The letter of transmittal and instructions will tell you what to do if you have lost a share, or if it has been stolen or destroyed. You will have to provide an affidavit to that fact and, if required by Parent, post a bond in a customary amount and upon such terms as Parent may require as indemnity against any claim that may be made against Parent or the surviving corporation with respect to such lost, stolen or destroyed shares.

        The paying agent will pay your merger consideration to you after you have surrendered your shares (or affidavits of loss in lieu thereof) for cancellation to the paying agent together with the duly executed letter of transmittal and any other documents as may reasonably be required by the paying agent. Interest will not be paid or accrued in respect of cash payments of merger consideration. Parent, the surviving corporation and the paying agent may reduce the amount of any merger consideration paid to you by any applicable taxes.

Representations and Warranties

        First Data has made certain customary representations and warranties in the merger agreement to Parent and Sub, including as to:

  •
  corporate organization and valid existence, power to conduct business, qualification and good standing;

  •
  ownership of our subsidiaries and other investments;

  •
  capital structure;

  •
  corporate authority to enter into and carry out the obligations under the merger agreement (subject to stockholder adoption of the merger agreement), enforceability of the merger agreement and the approval of the board;

  •
  absence of a breach of our certificate of incorporation, by-laws, permits, contracts, or any laws or the creation of any liens or payment obligations as a result of the merger;

  •
  compliance of documents filed by us with the SEC with applicable requirements and the accuracy and completeness of the information in those documents;

  •
  absence of certain changes since December 31, 2006;

  •
  accuracy and completeness of the information supplied for use in this proxy statement or any related filing;

  •
  compliance with applicable laws and regulations;

  •
  tax matters;

  •
  absence of undisclosed liabilities;

  •
  litigation;

  •
  employee benefit plans;

  •
  inapplicability of anti-takeover statutes and the absence of a rights agreement;

  •
  intellectual property;

  •
  material contracts;

  •
  properties;

  •
  environmental matters;

  •
  insurance;

  •
  labor matters;

  •
  the opinions of First Data's and the strategic review committee's financial advisors; and

  •
  brokers' and other transaction fees.

        Certain aspects of the representations and warranties of First Data are qualified by the concept of "material adverse effect." For the purposes of the merger agreement, a "material adverse effect" on First Data means any change, circumstance, event or effect (an "Effect") that, when considered either individually or in the aggregate together with all other Effects is materially adverse to the business, properties, assets, financial condition or results of operations of First Data and its subsidiaries taken as a whole.

        Notwithstanding the foregoing, in no event shall any of the following Effects be deemed to constitute, or be taken into account in determining whether there has been, a "material adverse effect" on First Data:

  •
  any Effect that resulted from the entry into or the announcement of the execution of the merger agreement, including any loss or threatened loss of, or adverse change or threatened adverse change in, the relationship of First Data or any of its subsidiaries with its customers, employees, financing sources, suppliers or strategic partners (including persons that have an ownership interest in any equity alliance of First Data);

  •
  compliance with the terms of the merger agreement;

  •
  changes affecting the economy or the securities, credit or financial markets in general of the United States or other countries in which First Data or any of its subsidiaries conduct operations (except to the extent such changes have a materially disproportionate effect on First Data and its subsidiaries taken as a whole (after taking into account the size of First Data and its subsidiaries relative to such other participants) as compared to other participants in the industries or geographic markets in which First Data conducts its business);

  •
  changes that are a result of factors generally affecting the industries in which First Data and its subsidiaries operate (except to the extent such changes have a materially disproportionate effect on First Data and its subsidiaries taken as a whole (after taking into account the size of First Data and its subsidiaries relative to such other participants) as compared to other participants in the industries or geographic markets in which First Data conducts its business);

  •
  changes in the market price or trading volume of the equity securities of First Data;

  •
  the suspension of trading in securities generally on certain public exchanges;

  •
  any adoption, implementation, proposal or change in any applicable law, rule or regulation or payment system rule, or required change in United States generally accepted accounting principles, or the interpretation of any of the foregoing;

  •
  actions taken or not taken to which Parent has consented;

  •
  First Data's failure to meet internal or public projections, forecasts or estimates of revenues or earnings for any period ending on or after December 31, 2006;

  •
  the commencement, occurrence or continuation of any war, armed hostilities or acts of terrorism, except to the extent any of the foregoing causes any damage or destruction or renders unusable any facility or property of First Data or any of its subsidiaries;

  •
  any adverse change or threatened adverse change with respect to the ChasePaymentech Alliance; or

  •
  any change or announcement of a potential change in the credit rating of First Data or any of its subsidiaries or any of their securities.

        Parent and Sub have each made certain representations and warranties in the merger agreement to First Data, including as to:

  •
  corporate or partnership organization, as applicable, valid existence and good standing and power to conduct business;

  •
  corporate or partnership authority, as applicable, to enter into, and carry out the obligations under, the merger agreement and enforceability of the merger agreement;

  •
  absence of a breach of Parent or Sub's certificate of incorporation, by-laws, permits, contracts, or any laws or the creation of any payment obligations as a result of the merger;

  •
  accuracy and completeness of the information supplied for use in this proxy statement or any related filing;

  •
  litigation;

  •
  capitalization of Sub;

  •
  Parent's and Sub's operations;

  •
  financing, including the absence of certain exclusive arrangements with financing sources and their affiliates;

  •
  enforceability of the limited guarantees;

  •
  brokers' and other transaction fees;

  •
  solvency of Parent and the surviving corporation;

  •
  absence of certain exclusive arrangements with specified customers and strategic partners of First Data; and

  •
  tax matters.

        The representations and warranties contained in the merger agreement do not survive the effective time of the merger.

Agreements Relating to First Data's Interim Operations

        First Data has agreed that until the effective time of the merger, subject to certain exceptions, First Data and its subsidiaries will carry on their businesses in all material respects in the ordinary course consistent with past practice and will use their reasonable best efforts to preserve their business organizations intact and maintain existing relations and goodwill with governmental entities, alliances, customers, suppliers, employees and business associates.

        In addition, First Data has agreed, subject to certain exceptions, that neither it nor any of its subsidiaries will, prior to the effective time of the merger, do any of the following without the prior written consent of Parent:

  •
  declare, set aside or pay any dividend or other distribution in respect of any of its capital stock or equity interests, except for dividends by a direct or indirect wholly-owned subsidiary of First Data to such subsidiary's parent and quarterly dividends made by First Data in an amount not to exceed $0.03 per share per quarter;

  •
  other than in the case of wholly-owned subsidiaries, split, combine or reclassify any of its capital stock or equity interests or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or equity interests or redeem, purchase or otherwise acquire any of its capital stock or equity interests, except for the repurchase of shares at then current market prices pursuant to First Data's Employee Stock Purchase Plan, in connection with the delivery or award of certain shares of restricted stock or to satisfy its obligation to deliver shares upon the exercise of outstanding First Data stock options;

  •
  issue, deliver, sell, pledge, grant, transfer or otherwise encumber any shares of its capital stock or equity interests, any other voting securities or any securities convertible into, or any rights, warrants or options to acquire, any such shares or interests, voting securities or convertible securities, other than the issuance of shares pursuant to outstanding First Data stock options, the issuance of shares pursuant to a warrant previously issued to JP Morgan Chase Bank, the issuance of shares to First Data or its wholly-owned subsidiaries, and the delivery and sale of shares under First Data's Employee Stock Purchase Plan;

  •
  amend First Data's certificate of incorporation or by-laws or the organizational documents of any of First Data's significant subsidiaries;

  •
  acquire or agree to acquire, including by merger, consolidation, purchase of stock or assets or otherwise, any entity, business or assets that constitute a business or division of any person having a purchase price in excess of $25 million individually or $50 million in the aggregate;

  •
  make or agree to make any capital expenditures, except for, with respect to each quarter, capital expenditures for such quarter not in excess of the amount contemplated by the capital budget for fiscal 2007 and previously made available to Parent and Sub or, to the extent not contemplated in the capital budget for fiscal 2007 previously made available to Parent and Sub, up to an aggregate amount of $10 million;

  •
  sell, lease, license, encumber or otherwise dispose of, including by merger, consolidation, sale of stock or assets or otherwise, or agree to sell, lease, license, encumber or otherwise dispose of, any entity, business or assets having a current value in excess of $50 million in the aggregate;

  •
  repurchase, prepay, defease, cancel, acquire, incur, guarantee or endorse or otherwise become responsible for any indebtedness other than indebtedness incurred, guaranteed or repaid in the ordinary course of business consistent with past practice (i) under First Data's credit agreement, (ii) under commercial paper borrowings, (iii) to refinance indebtedness as it matures, subject to certain conditions, (iv) by drawing under outstanding letters of credit or (v) to finance certain acquisitions;

  •
  other than in the ordinary course of business, make any loans, advances or capital contributions to or investments in any other person or entity (other than First Data and its subsidiaries) in excess of $1 million in the aggregate;

  •
  increase the salary or wages payable or to become payable to its directors, executive officers or employees, except for increases required under existing employment agreements and increases for employees in the ordinary course of business consistent with past practices;

  •
  enter into any employment, change in control or severance agreement with any director, executive officer or employee, except in the ordinary course of business consistent with past practice;

  •
  establish, adopt, enter into or amend in any material respect any employee benefit plan;

  •
  make any material change in its methods of accounting, except as may be required by United States generally accepted accounting principles or a change in law;

  •
  make any material tax election, enter into any settlement or compromise of any material tax liability, surrender any right to claim a material tax refund or change any method of tax accounting or any tax accounting period;

  •
  settle, release, waive or compromise any pending or threatened suit, action, claim, arbitration, mediation, inquiry, proceeding or investigation of or against First Data or any of its subsidiaries (A) for an amount in excess of $15 million in the aggregate, (B) entailing the incurrence of (i) any obligation or liability of First Data in excess of such amount, (ii) obligations that would impose any material restrictions on the business or operations of First Data or its subsidiaries, or (C) that is brought by any current, former or purported holder of any capital stock or debt securities of First Data or any of its subsidiaries relating to the transactions contemplated by the merger agreement;

  •
  merge or consolidate First Data or any of its subsidiaries;

  •
  adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring or other reorganization of First Data or any of its subsidiaries;

  •
  (i) enter into any services contract that would generate more than $15 million in annual revenue (excluding pass-through revenue), (ii) enter into, terminate or materially amend in a manner adverse to First Data any material contract, or (iii) waive any material default under, or release, settle or compromise any material claim against First Data or liability or obligation owing to First Data under any material contract;

  •
  fail to maintain in full force and effect material insurance policies covering First Data and its subsidiaries and their respective properties, assets and businesses in a form and amount consistent with past practice, unless First Data determines in its reasonable commercial judgment that such insurance should be modified; or

  •
  authorize, agree or commit to do any of the foregoing.

Solicitation Period

        The merger agreement provides that from the date of the merger agreement until 12:01 a.m. Eastern Time on May 22, 2007 (which May 22, 2007 date we refer to as the no-shop period start date), First Data and its subsidiaries and their respective officers, directors, employees, agents, advisors and other representatives (which we collectively refer to as First Data representatives) had the right to:

  •
  initiate, solicit, facilitate and encourage takeover proposals, including by way of providing access to non-public information to any other person or group of persons pursuant to a confidentiality agreement that contains terms that are no less favorable in the aggregate to First Data than the confidentiality agreement signed by KKR; provided that First Data promptly made available to Parent and Sub any material non-public information concerning First Data or its subsidiaries that was made available to any person given such access which was not previously made available to Parent and Sub; and

  •
  enter into and maintain or continue discussions or negotiations with respect to takeover proposals or otherwise cooperate with or assist or participate in, or facilitate any inquiries, proposals, discussions or negotiations regarding a takeover proposal.

        Within two business days after the no-shop period start date, First Data was required to advise Parent of the number (but not identity) of excluded parties (as defined below) and provide to Parent, at First Data's election, either a copy of any takeover proposal from an excluded party, or a written summary of the material terms of any takeover proposal from an excluded party. First Data has notified Parent that there are no excluded parties. If there were any excluded parties, First Data would have had the right to continue to engage in the activities described above with respect to any excluded party, including with respect to any amended proposal submitted by such excluded parties following the no-shop period start date.

        For purposes of the merger agreement, a takeover proposal means any proposal or offer, on its most recently amended and modified terms, from any person or group other than Parent and its affiliates relating to:

  •
  any direct or indirect acquisition or purchase of 15% or more of the consolidated assets or consolidated revenues of First Data and its subsidiaries;

  •
  any direct or indirect acquisition or purchase of 15% or more of First Data's outstanding common stock;

  •
  any tender offer or exchange offer that if consummated would result in any person beneficially owning 15% or more of First Data's outstanding common stock; or

  •
  any merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving First Data that if consummated would result in holders of shares of First Data common stock immediately prior to such transaction owning less than 85% of the outstanding voting power of First Data or the resulting parent entity of First Data immediately following such transaction, other than the transactions contemplated by the merger agreement.

        For purposes of the merger agreement, an excluded party refers to any person, group of persons or group that includes any person (so long as such person and the other members of such group, if any, who were members of such group immediately prior to the no-shop period start date constitute at least 50% of the equity financing of such group at all times following the no-shop period start date and prior to the termination of the merger agreement) from whom First Data received after April 1, 2007 and prior to the no-shop period start date a written takeover proposal that the board or a committee thereof determined in good faith is bona fide and constituted or could reasonably be expected to result in a superior proposal (as defined under "—No Solicitation of Competing Proposals After the Solicitation Period" below); provided that any excluded party would cease to be an excluded party at such time as the takeover proposal made by such excluded party failed to constitute either a superior proposal or, in the good faith judgment of the board or any committee thereof, a takeover proposal that could reasonably be expected to result in a superior proposal.

No Solicitation of Competing Proposals After the Solicitation Period

        The merger agreement provides that, except as may relate to any excluded party and subject to certain other exceptions described below, First Data and its subsidiaries and their respective directors and officers will, and First Data will use its reasonable best efforts to cause the other First Data representatives to:

  •
  on the no-shop period start date, immediately cease any discussions or negotiations with any persons that may be ongoing with respect to a takeover proposal; and

  •
  from the no-shop period start date until the effective time of the merger or, if earlier, the termination of the merger agreement, not (A) solicit, initiate or knowingly facilitate or encourage (including by way of furnishing non-public information other than in the ordinary course of business) any inquiries regarding, or the making of any proposal or offer that constitutes, or could reasonably be expected to result in, a takeover proposal or (B) engage in, continue or otherwise participate in any discussions or negotiations regarding a takeover proposal.

        Notwithstanding the restrictions on solicitation described above, if at any time following the no-shop period start date and prior to obtaining stockholder adoption of the merger agreement, First Data receives a written takeover proposal made after the no-shop period start date, First Data and the First Data representatives may contact such person or group of persons to clarify the terms and conditions of such takeover proposal. Additionally, First Data may

  •
  pursuant to a confidentiality agreement that contains terms that are no less favorable in the aggregate to First Data than the confidentiality agreement signed by KKR, furnish information (including non-public information) with respect to First Data and its subsidiaries to the person or group of persons who made such takeover proposal; and

  •
  engage in or otherwise participate in discussions and negotiations regarding such takeover proposal if the First Data board of directors or any committee thereof determines in good faith:

  •
  after consultation with a financial advisor that such takeover proposal constitutes or could reasonably be expected to lead to a superior proposal; and

  •
  after consultation with outside legal counsel, that failure to take such action could be inconsistent with its fiduciary duties under applicable law.

        The merger agreement requires First Data to advise Parent of the receipt by it of any takeover proposal made on or after the no-shop period start date within 48 hours of receipt by First Data, and during such 48 hour period, First Data shall, provide Parent, at First Data's option, either a copy of any such takeover proposal or a written summary of the material terms of such takeover proposal.

        For purposes of the merger agreement, a superior proposal means any takeover proposal, with all thresholds in the definition of takeover proposal changed to 50%, that is on terms that the First Data board or any committee thereof determines, in its good faith judgment, after consultation with a financial advisor, would, if consummated, be more favorable from a financial point of view to First Data's stockholders than the transactions contemplated by the merger agreement after taking into account the likelihood and timing of consummation and all material legal, financial (including the financing terms of any such proposal), regulatory and other aspects of such takeover proposal.

Special Meeting of First Data Stockholders; Recommendation of Our Board of Directors

        Requirement to Make Recommendation.    The merger agreement provides that First Data will duly call and hold a meeting of its stockholders as soon as practicable after the proxy statement is cleared by the SEC for the purpose of obtaining the adoption of the merger agreement, unless the board or any committee thereof, after consultation with outside counsel, reasonably believes that holding the stockholders meeting would be inconsistent with its fiduciary duties under applicable law. The merger agreement further provides that, except in certain limited circumstances described below, our board must recommend adoption of the merger agreement by First Data's stockholders.

        Subject to certain exceptions, the merger agreement prohibits our board or any committee thereof from:

  •
  withdrawing or modifying, or proposing publicly to withdraw or modify, such recommendation in a manner adverse to Parent;

  •
  approving or recommending, or proposing publicly to approve or recommend, any takeover proposal; or

  •
  causing or allowing First Data or any of its subsidiaries to enter into any letter of intent, acquisition agreement or any similar agreement or understanding (other than certain confidentiality agreements) to implement a takeover proposal.

The actions described in the first two bullet points are referred to as an "adverse recommendation change."

        Change of Recommendation/Termination Other than in Response to Takeover Proposal.    Other than in response to a takeover proposal, the First Data board of directors or any committee thereof may make an adverse recommendation change and/or terminate the merger agreement at any time prior to the adoption of the merger agreement by the stockholders, if the First Data board of directors or any committee thereof determines in good faith, after consultation with its outside counsel, that failure to do so would be inconsistent with its fiduciary duties under applicable law; provided that before taking either of the foregoing actions, First Data must provide Parent with the opportunity to adjust the terms and conditions of the merger agreement as though a superior proposal that is not an excluded superior proposal had been received by First Data.

        Change of Recommendation/Termination in Response to Superior Proposal.    Further, at any time prior to obtaining stockholder adoption of the merger agreement, if First Data has received a takeover proposal that has not been withdrawn or abandoned and that the First Data board of directors or any committee thereof concludes in good faith constitutes a superior proposal after giving effect to the match rights described below, if applicable, the First Data board of directors or any committee thereof may:

  •
  make an adverse recommendation change; and/or

  •
  terminate the merger agreement to enter into an agreement with respect to such superior proposal, provided we concurrently with such termination pay the $700 million or $250 million termination fee as described in further detail below in "—Effects of Terminating the Merger Agreement."

        The First Data board of directors or a committee thereof may only take the actions described in the immediately preceding paragraph if it has concluded in good faith, after consultation with its outside counsel, that failure to do so would be inconsistent with its fiduciary duties under applicable law.

        Furthermore, unless the superior proposal is an excluded superior proposal (as defined below), the First Data board of directors or any committee thereof may not take either of the foregoing actions unless First Data has:

  •
  provided Parent and Sub with written notice of the superior proposal at least five calendar days in advance of the intent to effect an adverse recommendation change; and

  •
  negotiated in good faith with Parent and Sub in the five calendar days following Parent's and Sub's receipt of notice of the superior proposal to make such adjustments to the terms and conditions of the merger agreement so that the takeover proposal ceases to constitute a superior proposal.

        If during such period any revisions are made to the superior proposal that the First Data board of directors or any committee thereof in its good faith judgment determines are material (which would include an adjustment to the purchase price), First Data will be required to deliver a new written notice to Parent and Sub and restart the match period but the notice period will be reduced to two calendar days.

        The match rights above do not apply to an excluded superior proposal which is a superior proposal made at any time by any excluded party provided that the excluded party (i) is not (I) a private equity or hedge fund or (II) a person in which (1) private equity or hedge funds or investors therein who have co-invested therewith, directly or indirectly, as of March 23, 2007 represent 10% or more of the debt or equity financing (excluding debt financing from any commercial bank so long as such commercial bank and its affiliates are not providing equity financing or debt financing convertible or exchangeable into equity) of such person or (2) after March 23, 2007, private equity or hedge funds or investors therein who have co-invested therewith, directly or indirectly, provide any additional or new debt or equity financing, and, in the case of each of clause (1) and (2), as to which no private equity or hedge fund, directly or indirectly, has a veto right with respect to the investment and acquisition decisions of such person or (ii) if the excluded party consists of a group of persons, then (A) persons representing, directly or indirectly, all of the debt and equity financing (excluding debt financing from any commercial bank so long as such commercial bank and its affiliates are not providing equity financing or debt financing convertible or exchangeable into equity) of such group are not private equity or hedge funds or investors therein who have co-invested therewith and (B) no private equity or hedge fund or investors therein who have co-invested therewith, directly or indirectly, has a veto right with respect to the investment and acquisition decisions of such group.

        As previously noted, there are no excluded parties. Accordingly, Parent would have match rights if First Data received a superior proposal.

        Nothing in the merger agreement will prohibit First Data or the board or any committee thereof from complying with Rules 14a-9, 14d-9 and 14e-2 under the Exchange Act or from making any disclosure to its stockholders if, in the good faith judgment of the board or any committee thereof, after consultation with outside counsel, the failure to do so would be inconsistent with its fiduciary duties under applicable law or is otherwise required under applicable law.

Financing Covenants

        Pursuant to the merger agreement, Parent and Sub will use their reasonable best efforts to arrange and obtain the debt financing set forth in the executed commitment letters from the Debt Financing Sources including using reasonable best efforts to (i) maintain in effect the debt commitment letters, (ii) negotiate definitive agreements with respect thereto on terms and conditions contemplated by the debt commitment letters, (iii) satisfy on a timely basis all conditions applicable to Parent and Sub in the debt commitment letters that are within their control and comply with their obligations thereunder and (iv) enforce their rights under the debt commitment letters.

        The merger agreement further provides that First Data and its subsidiaries will provide all cooperation reasonably requested by Parent in connection with the arrangement of the financing, including providing specified financial information. If any portion of the debt financing becomes unavailable on the terms and conditions contemplated in the commitment letters, Parent and Sub are required to use their reasonable best efforts to arrange and obtain alternative financing from alternative sources in an amount sufficient to consummate the transactions contemplated in the merger agreement on terms no less favorable to Parent than those described in the commitment letters (as determined in the reasonable judgment of Parent and Sub).

Marketing Period

        Unless otherwise agreed by the parties to the merger agreement, the parties are required to close the merger on the third business day after the satisfaction or waiver of the conditions described under "—Conditions to the Merger" below, provided that the parties are not obligated to close the merger until the earliest to occur of (i) a date during the marketing period specified by Sub on no less than three business days notice to First Data, (ii) the final day of the marketing period and (iii) under specified circumstances, the termination date as described in "—Termination of the Merger Agreement."

        The "marketing period" means the first period of twenty (20) consecutive calendar days after the date of the merger agreement throughout which:

  •
  Parent has certain financial information required to be provided by First Data under the merger agreement in connection with Parent's financing of the merger;

  •
  no event has occurred or condition exists that would cause any of Parent's and Sub's closing conditions not to be satisfied assuming the closing were to be scheduled for any time during such 20-consecutive-calendar-day period; and

  •
  the mutual closing conditions (other than those that by their nature can only be satisfied at the closing) are satisfied.

        If the marketing period would not end on or prior to August 16, 2007, the marketing period will commence no earlier than September 3, 2007, and if the marketing period would not end on or prior to December 20, 2007, the marketing period will commence no earlier than January 2, 2008. In addition, the marketing period will not be deemed to have commenced if, prior to the completion of the marketing period, Ernst & Young LLP shall have withdrawn its audit opinion with respect to any financial statements contained in First Data's reports filed with the SEC since December 31, 2004 (as such reports have been amended prior to April 1, 2007).

        The purpose of the marketing period is to provide Parent and Sub with a reasonable and appropriate period of time during which they can market and place the permanent debt financing contemplated by the debt financing commitments for the purposes of financing the merger.

Parent Covenants Regarding No Exclusive Arrangements

        Parent, Sub and the parties providing equity funding to Parent have agreed to not:

  •
  retain any financial advisor on an exclusive basis other than financial advisors to which the strategic review committee or First Data consents, or affiliates of any such provider of equity funding; or

  •
  enter into any contract with a bank or other provider of debt or equity financing on an exclusive basis, provided that Parent may enter into exclusive financing arrangements with (i) the limited partners of KKR at any time and (ii) any other persons after the no-shop period start date, in each case, so long as doing so does not expand on the conditions in the financing letters or prevent, impair or materially delay the availability of the financing or the closing.

        In addition Parent, Sub and the parties providing equity funding to Parent have agreed not to enter into any contract relating to the transactions contemplated by the merger agreement with specified customers or strategic partners of First Data on an exclusive basis.

Debt Tender Offers

        Pursuant to the merger agreement, after the no-shop period start date, First Data will, upon the request by Parent to do so, use its reasonable best efforts to commence offers to purchase and consent solicitations with respect to all of the outstanding aggregate amount and all other amounts due of certain of First Data's outstanding debt securities. Parent also may request that, in lieu of commencing such debt tender offers, First Data redeem, defease or satisfy and/or discharge its debt securities, as applicable, in accordance with the terms of the indenture governing such debt securities at the effective time of the merger.

Indemnification and Insurance of First Data's Directors and Officers

        The merger agreement provides that Parent and the surviving corporation will, to the maximum extent permitted by Delaware law, indemnify and advance expenses to each present and former director and officer of First Data and its subsidiaries from costs and liabilities incurred in connection with such person's service as a director or officer at or prior to the effective time of the merger.

        The merger agreement provides that First Data or the surviving corporation will provide directors' and officers' liability insurance coverage for a period of six years after the effective time of the merger with terms that are at least as favorable as the directors' and officers' liability insurance in effect on the date of the merger agreement (although the surviving corporation will not be required to expend more than an amount per year equal to 300% of the annual premiums currently paid by First Data); provided, however, that if the premiums of such insurance coverage exceed such amount, the surviving corporation shall obtain a policy with the greatest coverage available for a cost not exceeding such amount.

Employee Matters

        The merger agreement provides that:

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  for a period of not less than two years after the effective time of the merger, the surviving corporation shall provide all persons who are employees of First Data or its subsidiaries as of the effective time of the merger, while employed by the surviving corporation or its subsidiaries, with compensation and benefits which are substantially comparable in the aggregate to the compensation and benefits provided to such persons immediately prior to the effective time of the merger, other than with respect to any equity-based compensation opportunities;

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  Parent shall take all necessary action so that each employee will continue to be credited with the unused vacation and sick leave credited to such employee through the effective time of the merger and shall permit such employees to use vacation and sick leave in accordance with applicable vacation and sick leave policies;

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  Parent shall take all necessary action so that each employee will be credited for all service with First Data and its subsidiaries recognized by First Data immediately prior to the effective time of the merger for each employee benefit plan (other than a defined benefit pension plan) maintained by Parent or any of its subsidiaries in which such employee becomes eligible to participate as of or after the effective time of merger;

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  the surviving corporation and its subsidiaries shall assume, maintain and honor the bonus and incentive programs for employees existing as of the effective time of the merger and shall pay such employees the bonuses they earn under such programs pursuant to the terms thereof at the end of the applicable bonus determination period that includes the effective time;

  •
  for a period of not less than two years after the effective time of the merger, the surviving corporation shall maintain certain severance and change in control policies of First Data;

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  the surviving corporation shall waive all limitations as to pre-existing conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to employees and former employees under any welfare or fringe benefit plan in which such employees or former employees may be eligible to participate after the effective time of the merger, other than limitations or waiting periods that are in effect with respect to such employees and former employees and that have not been satisfied under the corresponding welfare or fringe benefit plan maintained by First Data or its subsidiaries prior to the effective time of the merger; and

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  the surviving corporation shall provide each employee and former employee with credit under any welfare plans in which such employee or former employee becomes eligible to participate after the effective time of the merger for any co-payments and deductibles paid by such employee or former employee for the then current plan year under the corresponding welfare plans maintained by First Data or its subsidiaries prior to the effective time of the merger.

        The merger agreement further provides that nothing contained in the employee benefits section of the agreement shall be deemed to grant any employee any right to continued employment after the effective time of the merger, ensure a continued amount of commission-based compensation or interfere with the surviving corporation's right or obligation to make changes as are necessary to conform to applicable law.

Employee Stock Purchase Plan and Deferred Compensation Plan

        The merger agreement provides that, effective as of April 1, 2007, First Data shall suspend all rights to purchase shares of First Data common stock under its stock purchase plan. First Data may honor purchase elections made prior to April 1, 2007 with respect to purchases to be made at the end of the first and second quarters of 2007 in accordance with the terms of the stock purchase plan. The merger agreement further provides that such plan shall be terminated as of the effective time of the merger.

Reasonable Best Efforts

        The merger agreement provides that:

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  each of First Data, Parent and Sub agrees to use its reasonable best efforts to effect the consummation of the merger as soon as practicable, subject to the terms of the merger agreement;

  •
  each of First Data, Parent and Sub will use its reasonable best efforts to take, or cause to be taken, all actions necessary to comply promptly with all legal requirements that may be imposed with respect to the merger, and each agrees to cooperate with and furnish information to each other in connection with any such requests to any of them or any of their subsidiaries in connection with the merger;

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  each of First Data, Parent and Sub, and their respective subsidiaries, will use its reasonable best efforts to obtain (and will cooperate with each other in obtaining) any consent, authorization, order or approval of, or any exemption by, any governmental entity or other public or private third person required in connection with the merger;

  •
  each of First Data, Parent and Sub agrees to:

  •
  promptly provide every governmental entity with jurisdiction over enforcement of any applicable antitrust or competition laws with certain non-privileged information, notices, reports and registrations that may be requested by any such governmental entity or required under applicable antitrust law with respect to the transactions contemplated by the merger agreement, and

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  use its reasonable best efforts to take any and all steps necessary to remove any actual, anticipated or threatened injunction or other decision so as to permit the consummation of the merger on a schedule as close as possible to that contemplated by the merger agreement;

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  Parent and Sub agree to use their reasonable best efforts to avoid the entry of any permanent, preliminary or temporary injunction or other order that would prevent or otherwise prohibit consummation of the transactions contemplated by the merger agreement;

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  First Data will use its reasonable best efforts to liquidate First Financial Bank, or sell or otherwise dispose of First Financial Bank to certain entities, on terms reasonably satisfactory to Parent and Sub, in order to allow the parties to consummate the merger and the other transactions contemplated by the merger agreement as promptly as practicable;

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  each of Parent, Sub and First Data will use their reasonable best efforts to obtain all consents, authorizations, orders or approval of, or exemptions from, the Minister of Finance of Canada necessary for Parent to acquire indirect control of the Canadian Loan Company as a result of the Merger, provided that, under certain circumstances, First Data will instead use its reasonable best efforts to sell, liquidate or dispose of the Canadian Loan Company;

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  neither First Data nor Parent nor Sub will permit any of its officers, directors, employees or other representatives to participate in any meeting with any governmental entity in respect of any filings, investigation or other inquiry unless it consults with the other party in advance and, subject to certain limitations, permits the other party the opportunity to attend and participate at such meeting; and

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  subject to certain exceptions, Parent and First Data will have the right to review in advance, and consult the other on, all information relating to Parent or First Data and any of their respective subsidiaries that appear in any filing made with any third party and/or any governmental entity in connection with the merger and the other transactions contemplated by the merger agreement.

Conditions to the Merger

  Closing Conditions for Each Party

        The obligations of First Data, Parent and Sub to complete the merger are subject to the satisfaction or waiver, at or prior to the effective time of the merger, of the following conditions:

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  the adoption of the merger agreement by holders of a majority of the shares of First Data common stock outstanding on the record date;

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  the absence of any decree, temporary restraining order, preliminary or permanent injunction or other order issued by any governmental entity preventing, restraining or enjoining the consummation of the merger;

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  the expiration or termination of any applicable waiting periods under the HSR Act and under the antitrust and anticompetition statutes of Canada, and the receipt of any necessary European antitrust approval;

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  the receipt of certain governmental approvals necessary to (i) effect the disposition of First Financial Bank, (ii) place First Financial Bank in trust or (iii) if the parties elect, permit Parent to acquire First Financial Bank as a result of the merger;

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  the receipt of certain governmental approvals necessary to (i) permit Parent to acquire the Canadian Loan Company as a result of the merger, (ii) if applicable, place the Canadian Loan Company in trust or (iii) if one of the parties elects in accordance with the merger agreement, dispose of the Canadian Loan Company;

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  the receipt of all other governmental approvals, other than those for which the failure to obtain would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on First Data and would not subject any person to risk of criminal liability; and

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  the receipt by First Data and Parent at closing of a solvency opinion of a valuation firm of national recognition reasonably acceptable to First Data and Parent and addressed to the First Data board relating to the solvency of Parent, the surviving corporation and its subsidiaries, taken as a whole, immediately before and after giving effect to the merger and the other transactions contemplated by the merger agreement.

  Additional Closing Conditions for First Data

        First Data's obligation to complete the merger is subject to satisfaction or waiver, at or prior to the effective time of the merger, of the following additional conditions:

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  the representations and warranties of Parent and Sub set forth in the merger agreement must be true and correct as of April 1, 2007 and as of the effective time of the merger in all material respects (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date) except (other than with respect to the representations and warranties regarding Parent and its equity financing sources having no exclusive agreements with respect to financing sources or our customers or partners, the solvency of Parent and the surviving corporation, and certain tax matters) where any failures to be so true and correct would not prevent consummation of the merger;

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  Parent and Sub must have performed in all material respects all obligations and complied in all material respects with all agreements and covenants of Parent and Sub to be performed and complied with by them under the merger agreement at or prior to the closing; and

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  First Data must have received certificates signed on behalf of Parent and Sub to the effect that the conditions described in the two preceding bullet points have been satisfied.

  Additional Closing Conditions for Parent and Sub

        Parent's and Sub's obligations to complete the merger are subject to satisfaction or waiver, at or prior to the effective time of the merger, of the following additional conditions:

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  the representations and warranties of First Data concerning capital structure and the tax treatment of the spin-off of The Western Union Company must be true and correct in all material respects as of April 1, 2007 and as of the effective time of the merger as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date);

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  the other representations of warranties made by First Data in the merger agreement, disregarding all qualifications and exceptions contained therein relating to materiality or material adverse effect, shall be true and correct as of April 1, 2007 and as of the effective time of the merger as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty must be true and correct as of such earlier date) except where the failure of any such representations and warranties to be so true and correct would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the company;

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  First Data must have performed in all material respects all obligations and complied in all material respects with all of its agreements and covenants to be performed and complied with by it under the merger agreement at or prior to the closing; and

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  Parent must have received certificates signed on behalf of First Data to the effect that the conditions described in the three preceding bullet points have been satisfied.

Termination of the Merger Agreement

  Circumstances Under Which Any Party May Terminate the Merger Agreement

        Parent and First Data may agree to terminate the merger agreement at any time prior to the effective time of the merger by mutual written consent of Parent and First Data. Either Parent or First Data also may terminate the merger agreement at any time prior to the effective time of the merger, if:

  •
  the merger has not occurred on or before December 20, 2007, which date will automatically be extended to January 31, 2008 if the marketing period would not end by December 20, 2007 (we refer to this date as it may be extended as the termination date); provided that this right will not be available to a party whose failure to fulfill any obligation under the merger agreement has caused the merger to not have occurred on or prior to the termination date;

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  any governmental entity shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by the merger agreement, and such order, decree, ruling or other action shall have become final and nonappealable; provided that no party may terminate the merger agreement on this basis if it has not used its reasonable best efforts to cause such order to be lifted or otherwise complied with its obligations under the merger agreement described under "—Reasonable Best Efforts"; or

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  the adoption of the merger agreement by our stockholders required for the completion of the merger shall not have been obtained at the special meeting or any adjournment or postponement of such meeting, or the stockholders meeting was not held because the First Data board of directors or any committee thereof determined that the holding of such meeting would be inconsistent with its fiduciary duties.

  Circumstances Under Which Parent May Terminate the Merger Agreement

        Parent also may terminate the merger agreement at any time prior to the effective time of the merger, if:

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  First Data has breached any of its representations, warranties, covenants, obligations or other agreements contained in the merger agreement or any such representation or warranty shall have become untrue after April 1, 2007 that would give rise to the failure of any mutual closing condition or any of Parent's or Sub's closing conditions to be satisfied and which has not been cured, or is not capable of being cured, within the earlier of (i) 30 days after the giving of written notice to First Data or (ii) the termination date (but Parent may not terminate the merger agreement on this basis if it or Sub is then in material breach of any representation, warranty, covenant, obligation or other agreement contained in the merger agreement that would cause any mutual closing condition or any of First Data's closing conditions not to be satisfied); or

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  our board or any committee thereof shall have made, or resolved to make, an adverse recommendation change or we have failed to include in the proxy statement the recommendation of the board in favor of the adoption of the merger agreement.

  Circumstances Under Which First Data May Terminate the Merger Agreement

        First Data also may terminate the merger agreement at any time prior to the effective time of the merger, if:

  •
  pursuant to the provisions of the merger agreement described under "—Special Meeting of First Data Stockholders; Recommendation of Our Board of Directors—Change of Recommendation/Termination Other than in Response to Takeover Proposal" and provided that concurrently with doing so First Data pays the termination fee as described below;

  •
  pursuant to the provisions of the merger agreement described under "—Special Meeting of First Data Stockholders; Recommendation of Our Board of Directors—Change of Recommendation/Termination in Response to Superior Proposal" and provided that concurrently with doing so First Data pays the termination fee as described below;

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  Parent or Sub breach any of their respective representations, warranties, covenants, obligations or other agreements contained in the merger agreement or any such representation or warranty shall have become untrue after April 1, 2007 that would give rise to the failure of any mutual closing condition or any of First Data's closing conditions to be satisfied and which has not been cured, or is not capable of being cured, within the earlier of (i) 30 days after the giving of written notice to Parent or Sub and (ii) the termination date (but First Data may not terminate the merger agreement on this basis if it is then in material breach of its representations, warranties, covenants, obligations or other agreements contained in the merger agreement that would cause any mutual closing condition or any of Parent's and Sub's closing conditions not to be satisfied); or

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  Parent and Sub have failed to effect the closing, including compliance with their payment obligations under the merger agreement no later than the final day of the marketing period and, under certain circumstances, the termination date.

Effects of Terminating the Merger Agreement

        If the merger agreement is terminated, the merger agreement becomes void and there shall be no liability or obligation on the part of First Data, Parent or Sub or their respective officers, directors, stockholders or affiliates except with respect to the limited guarantees, the debt tender offers, certain expense reimbursement and indemnification provisions and the termination and general provisions of the agreement and liability for any willful and knowing breach of the merger agreement, and as provided under "—Fees and Expenses."

        Under certain circumstances we have agreed to pay Parent a termination fee which will be (i) $250 million if the fee becomes payable in connection with a takeover proposal from an excluded party or (ii) $700 million in all other circumstances. Because we did not receive any takeover proposal during the go-shop period and there are no excluded parties, any termination fee payable by us would be in the amount of $700 million. We also have agreed to pay Parent's expenses up to $40 million under specified circumstances.

        We will:

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  pay the termination fee as directed by Parent if Parent terminates the merger agreement because the First Data board of directors or a committee thereof has made, or resolved to make, an adverse recommendation change or First Data failed to include the recommendation of the First

    Data board of directors or any committee thereof in favor of the adoption of the merger agreement in the proxy statement;

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  pay the termination fee as directed by Parent if First Data terminates the merger agreement pursuant to the provisions of the merger agreement described under "—Special Meeting of First Data Stockholders; Recommendation of Our Board of Directors—Change of Recommendation/Termination Other than in Response to Takeover Proposal";

  •
  pay the termination fee as directed by Parent if First Data terminates the merger agreement pursuant to the provisions of the merger agreement described under "—Special Meeting of First Data Stockholders; Recommendation of Our Board of Directors—Change of Recommendation/Termination in Response to Superior Proposal;"

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  pay Parent's expenses if First Data or Parent terminates the merger agreement because the merger shall not have occurred on or before the termination date or because the First Data stockholders do not adopt the merger agreement at a meeting at which a vote on the merger agreement is taken and prior to such termination or stockholders meeting (as applicable) any person or group of persons shall have made or publicly announced an intention to make a takeover proposal, and such takeover proposal is not withdrawn, abandoned or rejected by First Data prior to such termination or 3 business days prior to the stockholders meeting (as applicable) and if within 12 months after such termination, First Data enters into a definitive agreement providing for a takeover proposal (with all percentages in the definition of takeover proposal changed to 50%) or First Data consummates a takeover proposal (with all percentages in the definition of takeover proposal changed to 50%), pay the termination fee as directed by Parent less the expenses of Parent previously paid;

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  pay Parent's expenses if Parent terminates the merger agreement as a result of a willful breach by First Data of any of First Data's representations, warranties, covenants, obligations or other agreements contained in the merger agreement that would give rise to the failure of a mutual closing condition or a closing condition of Parent or Sub to be satisfied and at the time of such termination there is no state of facts (other than a breach by us) that would cause certain closing conditions not to be satisfied on or prior to the termination date.

        Parent and the guarantors have agreed to pay us a termination fee of $700 million or our expenses up to $40 million under specified circumstances. Parent or the guarantors will:

  •
  pay us a $700 million termination fee if we terminate the merger agreement as a result of a breach by Parent or Sub of any of their respective representations, warranties, covenants, obligations or other agreements concerning it and its equity financing sources not having exclusive agreements with their financing sources or our customers or strategic partners and at the time of such termination there is no state of facts (other than a breach by Parent or Sub) that would cause certain closing conditions not to be satisfied on or prior to the termination date;

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  pay us a $700 million termination fee if we terminate the merger agreement because Parent and Sub have failed to effect the closing and satisfy certain of their payment obligations by the final day of the marketing period, or, in certain circumstances, the termination date; or

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  pay our expenses if we terminate the merger agreement as a result of a willful breach by Parent or Sub of any of their respective representations, warranties, covenants, obligations or other agreements (other than for which First Data receives a termination fee) if at the time of such termination there is no state of facts that would cause certain conditions not to be satisfied on or prior to the termination date.

Limited Remedies; Maximum Recovery

        If the merger agreement is terminated and a termination fee or Parent's expenses become payable, the termination fee or expenses is Parent's and Sub's exclusive remedy against us. In addition, Parent and Sub can seek specific performance against us if the merger agreement has not been terminated.

        If the merger agreement is terminated and a termination fee or our expenses become payable by Parent or Sub, the termination fee or expenses is our exclusive remedy against Parent for any loss suffered as a result of the failure of the merger to be consummated. In addition, we cannot seek specific performance against Parent or Sub, except with respect to Parent's obligation as the sole stockholder of Sub to adopt the merger agreement, the confidentiality provisions and the provisions of the merger agreement prohibiting Parent and its equity financing sources from having exclusive arrangements with financing sources or our customers or strategic partners. In all circumstances, Parent's and Sub's maximum liability under the merger agreement is capped at $700 million.

Fees and Expenses

        Except as otherwise described under "—Effects of Terminating the Merger Agreement," and subject to certain limited exceptions, all costs and expenses incurred in connection with the merger agreement and the merger will be paid by the party incurring such expenses whether or not the merger is consummated.

Amendment of the Merger Agreement and Extension and Waiver

        Any provision of the merger agreement may be amended by First Data, Parent and Sub by written instrument signed by each of First Data, Parent and Sub at any time prior to or after obtaining the stockholders of First Data adopt the merger agreement, but if such adoption has been obtained, then no amendment may be made that by law requires further approval of First Data's stockholders without obtaining such further approval.

        Prior to the effective time of the merger, First Data, Parent and Sub may, by written instrument signed by the applicable party and to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts by the other parties, (ii) waive any inaccuracies in the representations and warranties contained in the merger agreement or in any document delivered pursuant to the merger agreement or (iii) waive compliance with any of the agreements or conditions of the merger agreement.

General Provisions

        The merger agreement is to be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws.

        The general provisions section of the merger agreement also contains additional provisions regarding the non-survival of representations and warranties and agreements, notices, counterparts, third-party beneficiaries, waiver of jury trial, assignment, severability, enforcement of the merger agreement, obligations of subsidiaries and the surviving corporation and the interpretation and construction of the merger agreement.

APPRAISAL RIGHTS

        The following discussion is not a complete statement of appraisal rights under Delaware law and is qualified in its entirety by the full text of Section 262 of the DGCL, which explains the procedures and requirements for exercising statutory appraisal rights and which is attached as Annex D to this proxy statement and incorporated herein by reference. All references in Section 262 of the DGCL and in this summary to a "stockholder" are to the record holder of the shares of First Data common stock as to which appraisal rights are asserted. Stockholders intending to exercise appraisal rights should carefully review Annex D. This proxy statement constitutes notice to our stockholders concerning the availability of appraisal rights under Section 262 of the DGCL.

        A stockholder who wishes to exercise appraisal rights should carefully review the following discussion and Annex D to this proxy statement, because failure to timely and fully comply with the procedures required by Section 262 of the DGCL will result in the loss of appraisal rights.

        Under the DGCL, First Data stockholders who do not wish to accept the $34.00 per share merger consideration have the right, subject to compliance with the requirements summarized below, to dissent and demand an appraisal by the Delaware Court of Chancery of the "fair value" of their shares of First Data common stock and to be paid in cash such amount in lieu of the merger consideration that they would otherwise be entitled to receive if the merger is consummated. For this purpose, the fair value of our shares of common stock will be their fair value, excluding any element of value arising from the consummation or expectation of consummation of the merger, and including a fair rate of interest, if any, as determined by that court.

        Stockholders who desire to exercise their appraisal rights must satisfy all of the conditions of Section 262 of the DGCL, including:

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  Written Demand for Appraisal Prior to the Vote at the Special Meeting.  A stockholder must deliver to us a written demand for appraisal, meeting the requirements of Section 262 of the DGCL, before the taking of the stockholders' vote on the adoption of the merger agreement at the special meeting. Voting against or abstaining with respect to the adoption of the merger agreement, failing to return a proxy or returning a proxy voting against or abstaining with respect to the proposal to adopt the merger agreement will not constitute the making of a written demand for appraisal. The written demand for appraisal must be separate from any proxy, abstention from the vote on the merger agreement or vote against the merger agreement. The written demand must reasonably inform us of the identity of the stockholder and of the stockholder's intent thereby to demand appraisal of their shares. Failure to timely deliver a written demand for appraisal will cause a stockholder to lose his, her or its appraisal rights.

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  Refrain from Voting For the Proposal to Adopt the Merger Agreement.  In addition to making a written demand for appraisal, a stockholder must not vote his, her or its shares of First Data common stock for the proposal to adopt the merger agreement. A submitted proxy not marked "AGAINST" or "ABSTAIN" will be voted in favor of the proposal to adopt the merger agreement and will result in the waiver of appraisal rights. A stockholder that has not submitted a proxy will not waive his, her or its appraisal rights solely by failing to vote if the stockholder satisfies all other provisions of Section 262 of the DGCL.

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  Continuous Ownership of First Data Common Stock.  A stockholder must also continuously hold his, her or its shares of First Data common stock from the date the stockholder makes the written demand for appraisal through the effective time of the merger. Accordingly, a stockholder who is the record holder of shares of First Data common stock on the date the written demand for appraisal is made but who thereafter transfers the shares prior to the effective time of the merger will lose any right to appraisal with respect to such shares.

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  Petition with the Chancery Court.  Within 120 days after the effective date of the merger (but not thereafter), either the surviving corporation or any stockholder who has complied with the requirements of Section 262 of the DGCL, which are briefly summarized above, must file a petition in the Delaware Court of Chancery demanding a judicial determination of the value of the shares of First Data common stock held by all stockholders who are entitled to appraisal rights. This petition in effect initiates a court proceeding in Delaware. We, as the surviving corporation, do not have any intention at this time to file such a petition if a demand for appraisal is made and stockholders seeking to exercise appraisal rights should not assume that we will file such a petition or that we will initiate any negotiations with respect to the fair value of such shares. Accordingly, because we have no obligation to file such a petition, if no stockholder files such a petition with the Delaware Court of Chancery within 120 days after the effective date of the merger, appraisal rights will be lost, even if a stockholder has fulfilled all other requirements to exercise appraisal rights. If such a petition is filed, the Delaware Court of Chancery could determine that the fair value of shares of First Data common stock is more than, the same as, or less than the merger consideration.

        Neither voting (in person or by proxy) against, abstaining from voting on or failing to vote on the proposal to adopt the merger agreement will constitute a written demand for appraisal within the meaning of Section 262 of the DGCL. The written demand for appraisal must be in addition to and separate from any proxy or vote.

        A demand for appraisal must be executed by or on behalf of the stockholder of record, fully and correctly, as such stockholder's name appears on the stock certificate. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, this demand must be executed by or for the fiduciary. If the shares are owned by or for more than one person, as in a joint tenancy or tenancy in common, such demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record. However, the agent must identify the record owner and expressly disclose the fact that, in exercising the demand, he is acting as agent for the record owner. A person having a beneficial interest in First Data common stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below in a timely manner to perfect whatever appraisal rights the beneficial owners may have.

        A stockholder who elects to exercise appraisal rights should mail or deliver his, her or its written demand to us at our principal executive offices at First Data Corporation, 6200 South Quebec Street, Suite 320-B, Greenwood Village, Colorado 80111, Attention: Corporate Secretary. The written demand for appraisal should state the stockholder's name and mailing address, the number of shares of First Data common stock owned by the stockholder and must reasonably inform us that the stockholder intends thereby to demand appraisal of his, her or its shares of First Data common stock. Within ten days after the effective date of the merger, we will provide notice of the effective date of the merger to all of our stockholders who have complied with Section 262 of the DGCL and have not voted to adopt the merger agreement.

        A record holder, such as a broker, fiduciary, depositary or other nominee, who holds shares of First Data common stock as a nominee for others, may exercise appraisal rights with respect to the shares held for all or less than all beneficial owners of shares as to which such person is the record owner. In such case, the written demand must set forth the number of shares covered by such demand. Where the number of shares is not expressly stated, the demand will be presumed to cover all shares of First Data common stock outstanding in the name of such record owner.

        Within 120 days after the effective date of the merger (but not thereafter), any stockholder who has satisfied the requirements of Section 262 of the DGCL may deliver to us a written demand for a statement listing the aggregate number of shares not voted in favor of adoption of the merger agreement and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. We, as the surviving corporation in the merger, must mail such written statement to the stockholder within ten days after the stockholders' request is received by us or within ten days after the latest date for delivery of a demand for appraisal under Section 262 of the DGCL, whichever is later.

        Upon the filing of a petition in the Court of Chancery of the State of Delaware within 120 days after the effective date of the merger as set forth above, by a stockholder demanding a determination of the fair value of First Data common stock, service of a copy of the petition must be made upon us. We must then, within 20 days after service, file in the office of the Register in Chancery in which the petition was filed, a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached with us. If we file a petition, the petition must be accompanied by the duly verified list. The Register in Chancery, if so ordered by the court, will give notice of the time and place fixed for the hearing of such petition by registered or certified mail to us and to the stockholders shown on the list at the addresses therein stated, and notice also will be given by publishing a notice at least one week before the day of the hearing in a newspaper of general circulation published in the City of Wilmington, Delaware, or such publication as the court deems advisable. The court must approve the forms of the notices by mail and by publication, and we must bear the costs of the notices.

        At the hearing on the petition, the Court of Chancery of the State of Delaware will determine which stockholders have become entitled to appraisal rights. The court may require the stockholders who have demanded an appraisal for their shares (and who hold stock represented by certificates) to submit their stock certificates to the Register in Chancery for notation of the pendency of the appraisal proceedings and the Court of Chancery of the State of Delaware may dismiss the proceedings as to any stockholder that fails to comply with such direction.

        After determining which stockholders are entitled to appraisal rights, the court will appraise the shares owned by these stockholders, determining the "fair value" of such shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest to be paid, if any, upon the amount determined to be the fair value. In determining such fair value, the court shall take into account all relevant factors. Our stockholders considering seeking appraisal of their shares should note that the fair value of their shares determined under Section 262 of the DGCL could be more than, the same as or less than the consideration they would receive pursuant to the merger agreement if they did not seek appraisal of their shares.

        The costs of the appraisal proceeding may be determined by the court and taxed against the parties as the court deems equitable under the circumstances. Upon application of a stockholder who has perfected appraisal rights, the court may order that all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, be charged pro rata against the value of all shares entitled to appraisal.

        If a stockholder demands appraisal rights in compliance with the requirements of Section 262 of the DGCL, then, after the effective time of the merger, such stockholder will not be entitled to: (i) vote such stockholder's shares of First Data common stock for any purpose; (ii) receive payment of dividends or other distributions on such stockholder's shares that are payable to stockholders of record at a date after the effective time of the merger; or (iii) receive payment of any consideration provided for in the merger agreement.

        A stockholder may withdraw his, her or its demand for appraisal rights by a writing withdrawing his, her or its demand for appraisal and accepting the merger consideration at any time within 60 days after the effective time of the merger, or at any time thereafter with our written approval. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery shall be dismissed as to any stockholder without the approval of the court, and such approval may be conditioned upon such terms as the court deems just. If any First Data stockholder withdraws his, her or its demand for appraisal rights, then his, her or its shares of First Data common stock will be automatically converted into the right to receive $34.00 per share in cash pursuant to the merger agreement, without interest.

        Any stockholder wishing to exercise appraisal rights is urged to consult legal counsel before attempting to exercise appraisal rights. Failure to comply strictly with all of the procedures set forth in Section 262 of the DGCL may result in the loss of a stockholder's statutory appraisal rights.

PROPOSAL NO. 2: ADJOURNMENTS OF THE SPECIAL MEETING

Proposal for Adjournments

        We are asking our stockholders to vote on a proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies if there are insufficient votes at the special meeting to adopt the merger agreement.

        Our board of directors recommends that you vote "FOR" the proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies.

Postponements of the Special Meeting

        At any time prior to convening the special meeting, our board of directors may postpone the special meeting for any reason without the approval of our stockholders.

MARKET PRICE OF FIRST DATA COMMON STOCK

        Our common stock is traded on the New York Stock Exchange under the ticker symbol "FDC." As of June 21, 2007, there were 4,383 holders of record of our common stock. The following table sets forth, for the indicated calendar periods, the reported intraday high and low sales prices of our common stock on the NYSE Composite Tape and the cash dividends per share of common stock.

	Market Price Range
	High	Low	Dividend
Fiscal Year Ending December 31, 2007:
Second Quarter (through June 25, 2007)	$32.97	$31.63	$0.03	(1)
First Quarter	27.23	24.00	0.03
Fiscal Year Ended December 31, 2006:
Fourth Quarter(2)	25.74	21.93	0.03
Third Quarter	45.58	39.22	0.06
Second Quarter	48.88	43.91	0.06
First Quarter	48.45	41.76	0.06
Fiscal Year Ended December 31, 2005:
Fourth Quarter	44.75	38.60	0.06
Third Quarter	43.22	39.30	0.06
Second Quarter	40.86	36.50	0.06
First Quarter	42.44	38.50	0.06

(1)
Payment date is July 2, 2007.

(2)
On September 29, 2006, we spun off our Western Union money transfer business as an independent publicly traded company in the form of special dividend distributed to holders of First Data common stock as of the record date for such dividend (the New York Stock Exchange closing price of The Western Union Company common stock trading "when issued" on September 29, 2006 was $19.13). Subsequent to the spin-off, in December 2006, we decreased our quarterly dividend for common stockholders to $0.03 per share of common stock from $0.06 per share of common stock.

        On March 30, 2007, the last trading day prior to the date of the public announcement of the merger agreement, the closing price of First Data common stock on the New York Stock Exchange was $26.90 per share. On June 25, 2007, the last trading day before the date of this proxy statement, the closing price of First Data common stock on the New York Stock Exchange was $31.88 per share. You are encouraged to obtain current market quotations for First Data common stock.

        Under the terms of the merger agreement, we may pay quarterly dividends of up to $0.03 per share. No quarterly dividend will be paid with respect to the quarter in which the effective time of the merger occurs if the payment date would be after the effective time of the merger.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Ownership of Common Stock by Certain Beneficial Owners

        The following table sets forth information regarding the ownership of First Data common stock by persons believed by First Data to beneficially own more than 5% of First Data common stock based solely upon filings with the SEC. The percentage ownership of common stock is based on the number of shares outstanding as of December 31, 2006.

Name and Address	Amount and Nature of Beneficial Ownership	Percent of Class
Wellington Management Company, LLP(1) 75 State Street Boston, MA 02109	46,094,607	6.02%

(1)
A Schedule 13G dated February 14, 2007 was filed by Wellington Management Company, LLP indicating it had shared power to vote or to direct the vote of 30,749,486 shares and the shared power to dispose or to direct the disposition of 46,094,607 shares.

Ownership of Common Stock by Directors and Executive Officers

        The following table indicates how many shares of common stock were beneficially owned as of January 1, 2007 by (i) all directors, (ii) First Data's chief executive officer, chief financial officer, the three most highly-compensated executive officers other than the chief executive officer and chief financial officer and other than two executives whose employment with us terminated on September 29, 2006, and (iii) all directors and executive officers as a group. The table does not include information for Christina Gold or Guy Battista. Effective as of the spin-off of Western Union, they became employees of Western Union and their employment with First Data terminated.

        In general, "beneficial ownership" includes the shares of common stock that a director or executive officer has the power to vote or the power to dispose and stock options or warrants that are exercisable currently or become exercisable or redeemable within 60 days. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all securities shown as beneficially owned by them.

Name	Amount and Nature of Beneficial Ownership(1,2)
David P. Bailis	225,997
Daniel P. Burnham	84,673
David A. Coulter	36,188
Alison Davis	130,447
Henry C. Duques	2,221,662	(3)
Peter B. Ellwood	38,408
Courtney F. Jones	362,915
Richard P. Kiphart	3,162,439
Edward A. Labry III	4,258,289
Kimberly S. Patmore	666,562
Pamela H. Patsley	901,000
James D. Robinson III	322,864
Charles T. Russell	289,564
Joan E. Spero	236,773
Arthur F. Weinbach	169,196
Michael T. Whealy	1,071,667
All directors and executive officers as a group (20 persons)	14,659,284	(4)

(1)
The number of shares reported includes shares covered by options that are exercisable within 60 days of January 1, 2007 as follows: Mr. Bailis, 187,500; Mr. Burnham, 84,673; Mr. Coulter, 36,188; Ms. Davis, 130,447; Mr. Duques, 1,113,451; Mr. Ellwood 38,408; Mr. Jones, 322,915; Mr. Kiphart, 126,680; Mr. Labry, 4,244,456; Ms. Patmore, 543,750; Ms. Patsley, 805,000; Mr. Robinson, 172,864; Mr. Russell, 223,678; Ms. Spero, 220,277; Mr. Weinbach, 166,265; Mr. Whealy, 977,316; all directors and executive officers as a group; 9,817,888.

(2)
The number of shares reported includes the following number of shares pledged as security: Mr. Kiphart, 300,000 and Mr. Labry, 13,833.

(3)
Includes 8,536 shares held by Mr. Duques' wife.

(4)
The percent of outstanding Common Stock beneficially owned by all directors and executive officers as a group is approximately 1.95. The percentage beneficially owned by any director does not exceed 1%.

SUBMISSION OF STOCKHOLDER PROPOSALS

        If the merger is completed, we will have no public stockholders and there will be no public participation in future meetings of our stockholders. If the merger is not completed and we hold an annual meeting, in order to be eligible for inclusion in our proxy materials for our 2008 annual meeting in which our public stockholders participate, written notice of any stockholder proposal must be received by us a reasonable time before we begin to print and mail our proxy materials for such annual meeting. Shareholder proposals intended to be presented at the 2008 annual meeting of stockholders must have been received by the Corporate Secretary of First Data no later than December 19, 2007 to be considered for inclusion in our proxy statement relating to the 2008 annual meeting. In addition, any stockholder who wishes to propose a nominee to the board of directors or submit any other matter to a vote at the 2008 annual meeting of stockholders (other than a stockholder proposal included in our proxy materials pursuant to SEC Rule 14a-8) must deliver such information to our Corporate Secretary no earlier than January 31, 2008 and no later than March 1, 2008 and must comply with the other provisions and requirements of Article II, Sections 9 and 10 of our By-laws, which are on file with the SEC and may be obtained from our Corporate Secretary upon request.

OTHER MATTERS

        We currently know of no other business that will be presented for consideration at the special meeting. Nevertheless, the enclosed proxy confers discretionary authority to vote with respect to matters described in Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended, including matters that the board of directors does not know, a reasonable time before proxy solicitation, are to be presented at the meeting. If any of these matters are presented at the meeting, then the proxy agents named in the enclosed proxy card will vote in accordance with their judgment.

HOUSEHOLDING OF SPECIAL MEETING MATERIALS

        Some banks, brokerages and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. First Data will promptly deliver a separate copy of this proxy statement to you if you call or write First Data at the following address or telephone number: First Data Corporation, Investor Relations Department, 6200 S. Quebec Street, Suite 340, Greenwood Village, CO 80111, telephone number (303) 967-6756. If you want to receive separate copies of our proxy statements or annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact First Data at the above address and telephone number.

WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and current reports and proxy statements with the SEC. These reports and statements contain additional information about us. You may read and copy any reports, proxy statements or other information that we file with the SEC at the SEC's public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You also may obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549, at prescribed rates. Our public filings are also available to the public from document retrieval services and the Internet website maintained by the SEC at www.sec.gov and on our website at www.firstdata.com under Investor Relations—Financial Reports—SEC Filings. The information provided on our website is not part of this proxy statement, and is not incorporated by reference in this proxy statement.

        Reports, proxy statements or other information concerning us also may be inspected at the offices of the New York Stock Exchange at 20 Broad Street, New York, New York 10005.

        Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of reports, proxy statements or other information concerning us, without charge, by written or telephonic request directed to us at First Data Corporation, Investor Relations Department, 6200 S. Quebec Street, Suite 340, Greenwood Village, CO 80111, telephone number (303) 967-6756. If you would like to request documents, please do so by July 24, 2007, in order to receive them before the special meeting.

        A list of stockholders will be available for inspection by stockholders at First Data's Investor Relations Department located at 6200 S. Quebec Street, Suite 340, Greenwood Village, CO 80111 during ordinary business hours for a period of ten days prior to the date of the special meeting.

        We are "incorporating by reference" information into this proxy statement, meaning that we are disclosing important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this proxy statement, except to the extent that the information is superseded by information in this proxy statement.

        The following documents contain important information about us and our financial condition and operating results, and are hereby incorporated by reference in this proxy statement:

  •
  Annual Report on Form 10-K for the year ended December 31, 2006, filed with the SEC on February 23, 2007 and Amendment No. 1 thereto filed with the SEC on March 27, 2007;

  •
  Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, filed with the SEC on May 8, 2007; and

  •
  Current Reports on Form 8-K filed with the SEC on June 1, 2007, May 29, 2007, May 22, 2007, April 2, 2007 and March 14, 2007.

        We also incorporate by reference any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the special meeting. The information contained in any of these documents will be considered part of this proxy statement from the date these documents are filed. The information we file later with the SEC may automatically update and supersede the information contained in this proxy statement.

        No persons have been authorized to give any information or to make any representations other than those contained in this proxy statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person. This proxy statement is dated June 26, 2007. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders shall not create any implication to the contrary.

ANNEX A

         AGREEMENT AND PLAN OF MERGER
AMONG
NEW OMAHA HOLDINGS L.P.,
OMAHA ACQUISITION CORPORATION
AND
FIRST DATA CORPORATION
DATED AS OF APRIL 1, 2007

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER

        AGREEMENT AND PLAN OF MERGER, dated as of April 1, 2007 (this "Agreement"), among New Omaha Holdings L.P., a Delaware limited partnership ("Parent"), Omaha Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent ("Sub"), and First Data Corporation, a Delaware corporation (the "Company") (Sub and the Company being hereinafter collectively referred to as the "Constituent Corporations"). Except as otherwise set forth herein, capitalized (and certain other) terms used herein shall have the meanings set forth in Section 1.1.

W I T N E S S E T H:

        WHEREAS, the General Partner of Parent, the Board of Directors of Sub and, based upon the recommendation of the strategic review committee of the Company Board (the "Strategic Review Committee"), the Company Board have each approved the merger of Sub with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth in this Agreement, whereby each issued and outstanding share of Common Stock, par value $0.01 per share, of the Company (the "Company Common Stock" or the "Shares"), other than Dissenting Shares and Excluded Shares, will be converted into the right to receive cash in an amount equal to $34.00 per Share;

        WHEREAS, the Board of Directors of Sub and, based upon the recommendation of the Strategic Review Committee, the Company Board have each determined that this Agreement and the Merger are advisable and in the best interests of each corporation and their respective stockholders and recommended that their respective stockholders adopt this Agreement;

        WHEREAS, contemporaneously with the execution and delivery of this Agreement, and as a condition to the willingness of the Company to enter into this Agreement, each of KKR 2006 Fund L.P., CGI CPE LLC, GS Capital Partners VI Parallel, L.P., GS Capital Partners VI GmbH & Co. KG, GS Capital Partners VI Fund, L.P. and GS Capital Partners VI Offshore Fund, L.P. (each, a "Guarantor") is entering into a limited guarantee in favor of the Company (each, a "Limited Guarantee"); and

        WHEREAS, each of Parent, Sub and the Company desires to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, each of Parent, Sub and the Company hereby agrees as follows:

ARTICLE I

DEFINITIONS; INTERPRETATION

        Section 1.1    Definitions.     As used in this Agreement, the following terms have the meanings specified or referred to in this Section 1.1 and shall be equally applicable to both the singular and plural forms.

        "Acceptable Confidentiality Agreement" shall have the meaning set forth in Section 6.2(a).

        "Adjustment" shall have the meaning set forth in Section 3.1(e).

        "Adverse Recommendation Change" shall have the meaning set forth in Section 6.2(e).

        "Affiliate" means, with respect to any Person, any other Person that, at the time of determination, directly or indirectly Controls, is Controlled by or is under common Control with such Person.

        "Aggregate Merger Consideration" means the product of the Merger Consideration and the number of Shares issued and outstanding immediately prior to the Effective Time (excluding any Dissenting Shares and any Excluded Shares).

        "Agreement" shall have the meaning set forth in the introductory paragraph of this Agreement.

        "Bank Restructuring" shall have the meaning set forth in Section 7.10(c).

        "Benefit Plan" means any change in control, bonus, defined benefit or defined contribution, pension, profit sharing, deferred compensation, incentive or sales compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical, dental, stock appreciation, restricted stock or restricted stock unit or other employee benefit plan, program, agreement or arrangement as to which the Company or any of its Subsidiaries sponsors, maintains, contributes or is obligated to contribute for the benefit of any current or former employee, officer, director, consultant or independent contractor of the Company or any of its Subsidiaries, including any ERISA Benefit Plan.

        "Business Day" means any day other than a Saturday or Sunday or a day on which banks are required or authorized by law to close in the City of New York.

        "By-laws" shall have the meaning set forth in Section 2.5(b).

        "Canadian Loan Company" means First Data Loan Company, Canada.

        "Canadian Loan Company Restructuring" shall have the meaning set forth in Section 7.10(d).

        "Cancelled Shares" shall have the meaning set forth in Section 3.1(b).

        "Capitalization Date" shall have the meaning set forth in Section 4.3.

        "Certificate of Merger" shall have the meaning set forth in Section 2.3.

        "Chase Warrant" means the warrant to purchase 353,395.81 Shares (based on adjustments pursuant to the terms thereof to the amount of 200,000 Shares set forth in the warrant at the time of original issuance and as may be further adjusted pursuant to the terms thereof) for an exercise price of $28.2969 per Share (based on adjustments to the exercise price of $50.00 per Share set forth in the warrant at the time of original issuance and as may be further adjusted pursuant to the terms thereof) issued by the Company to JP Morgan Chase Bank, a New York banking corporation, on June 4, 2003.

        "Closing" shall have the meaning set forth in Section 2.2.

        "Closing Date" shall have the meaning set forth in Section 2.2.

        "Code" means the U.S. Internal Revenue Code of 1986, as amended, together with the rules and regulations promulgated thereunder.

        "Company" shall have the meaning set forth in the introductory paragraph of this Agreement.

        "Company Board" means the Board of Directors of the Company.

        "Company Common Stock" shall have the meaning set forth in the first recital of this Agreement.

        "Company Expenses" means documented and reasonable out-of-pocket fees and expenses incurred or paid by or on behalf of the Company and its Subsidiaries to any third party in connection with the Merger or related to the authorization, preparation, negotiation, execution and performance of this Agreement and the other transactions contemplated hereby (including the Debt Financing), including all documented and reasonable fees and expenses of law firms, investment banking firms, accountants, experts and consultants to the Company.

        "Company Intellectual Property" shall have the meaning set forth in Section 4.15.

        "Company Letter" means the letter from the Company to Parent dated the date hereof, which letter relates to this Agreement and is designated therein as the Company Letter.

        "Company Preferred Stock" shall have the meaning set forth in Section 4.3.

        "Company Recommendation" shall have the meaning set forth in Section 7.3(a).

        "Company Representatives" shall have the meaning set forth in Section 6.2(a).

        "Company Requisite Vote" shall have the meaning set forth in Section 4.4(a).

        "Company SEC Documents" shall have the meaning set forth in Section 4.6(a).

        "Company Severance/Change in Control Policies" means the First Data Corporation Severance/Change in Control Policy (Executive Committee Level) as in effect as of the date of this Agreement, the First Data Corporation Severance Policy (Executive Level) as in effect as of the date of this Agreement, the First Data Corporation Severance Policy (Tier I Employees) as in effect as of the date of this Agreement and the First Data Corporation Severance Policy (Tier II Employees) as in effect as of the date of this Agreement.

        "Company Stock Incentive Plans" shall have the meaning set forth in Section 4.3.

        "Company Stock Options" shall have the meaning set forth in Section 4.3.

        "Company Stock Plans" shall have the meaning set forth in Section 4.3.

        "Company Stock Purchase Plan" shall have the meaning set forth in Section 4.3.

        "Company Stockholder Approval" shall have the meaning set forth in Section 7.3(a).

        "Company Stock Units" shall have the meaning set forth in Section 4.3.

        "Confidentiality Agreement" shall have the meaning set forth in Section 7.4.

        "Constituent Corporations" shall have the meaning set forth in the introductory paragraph of this Agreement.

        "Contract" means any binding oral or written note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other binding instrument.

        "Control" means, as to any Person, the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. The terms "Controlled by," "under common Control with" and "Controlling" shall have correlative meanings.

        "Costs" shall have the meaning set forth in Section 7.9(a).

        "D&O Insurance" shall have the meaning set forth in Section 7.9(b).

        "Debt Commitment Letters" shall have the meaning set forth in Section 5.7(a).

        "Debt Financing" shall have the meaning set forth in Section 5.7(a).

        "Debt Tender Offer" and "Debt Tender Offers" shall have the meanings set forth in Section 7.11(d)(i).

        "DGCL" means the General Corporation Law of the State of Delaware.

        "Dissenting Shares" shall have the meaning set forth in Section 3.1(d).

        "Dissenting Stockholder" shall have the meaning set forth in Section 3.1(d).

        "Distribution Date" means September 29, 2006, the date on which the then outstanding common stock of the Spun Entity was distributed by the Company to its stockholders.

        "ECMR" shall have the meaning set forth in Section 8.1(c).

        "Effective Time" shall have the meaning set forth in Section 2.3.

        "Employment Agreement" means any Contract of employment, service, compensation or severance between the Company or any of its Subsidiaries and any current or former employee or individual who is an independent contractor, in each case, under which there are current or future obligations outstanding and that (a) would entitle the other party thereto to severance payments or benefits (including payments for compliance with post-termination restrictive covenants) in excess of the payments or benefits such party would be entitled to under the Company's severance policies or applicable law, (b) would entitle the other party thereto to a change in control payment or benefit upon, or as a result of, consummation of the Merger, (c) provides for a term of employment of longer than 12 months from the date of such Contract, (d) provides for a material retention or material retirement payment or benefit (other than under a tax-qualified plan) or (e) would entitle the other party to a bonus in excess of the bonus such party would be entitled to under the Company's applicable Benefit Plans that are bonus plans; provided, however, that any Contract required under any state, national, provincial, federal, local or other applicable law shall not be deemed an Employment Agreement.

        "Environmental Laws" means all foreign, federal, state, or local statutes, common law, regulations, ordinances, codes, orders or decrees relating to the protection of the environment, including the ambient air, soil, surface water or groundwater, or relating to the protection of human health from exposure to Materials of Environmental Concern.

        "Equity Funding Letters" shall have the meaning set forth in Section 5.7(a).

        "Equity Provider" means each of KKR 2006 Fund, L.P., Citigroup Global Markets Inc., Citigroup Capital Partners II 2007 Citigroup Investment, L.P., Citigroup Capital Partners II Employee Master Fund, L.P., Citigroup Capital Partners II Onshore, L.P., Citigroup Capital Partners II Cayman Holdings, L.P., CGI CPE LLC, Credit Suisse Management LLC, Deutsche Bank Investment Partners, Inc., GS Capital Partners VI Parallel, L.P., GS Capital Partners VI GmbH & Co. KG, GS Capital Partners VI Fund, L.P., GS Capital Partners VI Offshore Fund, L.P., HSBC Bank plc, LB I Group Inc. and GMI Investments, Inc.

        "Equity Provider Group" means each of the Equity Providers and any Affiliate of such Equity Provider that is controlled by such Equity Provider.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, together with the rules and regulations promulgated thereunder.

        "ERISA Benefit Plan" means a Benefit Plan that is also an "employee pension benefit plan" (as defined in Section 3(2) of ERISA) or that is also an "employee welfare benefit plan" (as defined in Section 3(1) of ERISA).

        "Evercore" means Evercore Group L.L.C.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

        "Exchange Fund" shall have the meaning set forth in Section 3.2(a).

        "Excluded Party" means any Person, group of Persons or group that includes any Person (so long as such Person and the other members of such group, if any, who were members of such group immediately prior to the No-Shop Period Start Date constitute at least 50% of the equity financing of such group at all times following the No-Shop Period Start Date and prior to the termination of this Agreement) from whom the Company or any of the Company Representatives has received a written Takeover Proposal after the execution of this Agreement and prior to the No-Shop Period Start Date that the Company Board or any committee thereof determines in good faith is bona fide and constitutes or could reasonably be expected to result in a Superior Proposal; provided that any Excluded Party shall cease to be an Excluded Party for all purposes under this Agreement at such time as the Takeover Proposal (as such Takeover Proposal may be revised during the course of ongoing negotiations, in which event it may temporarily cease to be a Superior Proposal or a Takeover Proposal that could reasonably be expected to result in a Superior Proposal, so long as such negotiations are ongoing and, the Company Board or any committee thereof in good faith determines that, it subsequently constitutes a Superior Proposal or could reasonably be expected to result in a Superior Proposal) made by such Person fails to constitute either a Superior Proposal or, in the good faith judgment of the Company Board or any committee thereof, a Takeover Proposal that could reasonably be expected to result in a Superior Proposal.

        "Excluded Shares" shall have the meaning set forth in Section 3.1(c).

        "Excluded Superior Proposal" shall have the meaning set forth in Section 6.2(f).

        "FDIC" shall have the meaning set forth in Section 8.1(c).

        "FFB" shall have the meaning set forth in Section 7.10(c).

        "Financing" shall have the meaning set forth in Section 5.7(a).

        "Financing Letters" shall have the meaning set forth in Section 5.7(a).

        "GAAP" means United States generally accepted accounting principles.

        "Government Antitrust Entity" shall have the meaning set forth in Section 7.10(b)(i).

        "Governmental Consents" shall have the meaning set forth in Section 8.1(c).

        "Governmental Entity" means any federal, state, local or foreign government or any court, tribunal, administrative agency or commission or other governmental or other regulatory authority or agency, domestic, foreign or supranational, any arbitral body or the NYSE.

        "group", when referring to a group of Persons, shall have the meaning set forth in Section 13(d)(3) of the Exchange Act.

        "Guarantor" shall have the meaning set forth in the third recital of this Agreement.

        "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

        "Indebtedness" means (a) indebtedness of the Company or any of its Subsidiaries for borrowed money (including the aggregate principal amount thereof and the aggregate amount of any accrued but unpaid interest thereon), (b) obligations of the Company or any of its Subsidiaries evidenced by bonds, notes, debentures, letters of credit or similar instruments, (c) obligations of the Company or any of its Subsidiaries under capitalized leases, (d) obligations in respect of interest rate and currency obligation swaps, hedges or similar arrangements and (e) all obligations of the Company or any of its Subsidiaries to guarantee any of the foregoing types of payment obligations on behalf of any Person other than the Company or any of its Subsidiaries. For the avoidance of doubt, the term "Indebtedness" does not include (i) indebtedness owed by the Company to any wholly-owned Subsidiary of the Company or by any wholly-owned Subsidiary of the Company to the Company or another wholly-owned Subsidiary of the Company, (ii) (A) the issuance of payment instruments, consumer funds transfers or redemption amounts, or other amounts paid to or received by the Company or any of its Subsidiaries or any agent thereof in the ordinary course of business in order for the Company or such Subsidiary to make further distribution to a third party, in each case to the extent payment in respect thereof has been received by the Company, such Subsidiary or any agent thereof and (B) temporary overdraft obligations incurred in connection with settlement procedures between merchants or owners or operators of automated teller machines and transaction card issuers or (iii) indebtedness incurred in connection with overdraft or similar facilities related to settlement, clearing and related activities by the Company or any of its Subsidiaries in the ordinary course of business consistent with past practice.

        "Indemnified Person" shall have the meaning set forth in Section 7.9(a).

        "Initiation Date" shall have the meaning set forth in Section 7.11(a).

        "Intellectual Property" means: (a) all United States and foreign patents, patent applications and patent disclosures; (b) all United States and foreign trademarks, service marks, logos, trade names, corporate names, domain names, designs and all applications, registrations and renewals in connection therewith; (c) all United States and foreign copyrights and copyrightable works and all applications, registrations and renewals in connection therewith; (d) all trade secrets and confidential proprietary information and know-how; and (e) all inventions and computer software (including databases and related documentation).

        "Investments" shall have the meaning set forth in Section 4.2.

        "IRS" means the U.S. Internal Revenue Service.

        "IRS Ruling" means the letter ruling dated September 1, 2006 issued by the IRS to the Company in connection with the Spun Entity Distribution.

        "IRS Submissions" means the May 12, 2006 letter submitted to the IRS by the Company in connection with the IRS Ruling, together with the later correspondence referred to in the IRS Ruling.

        "KKR" means Kohlberg Kravis Roberts & Co. L.P.

        "Knowledge" means, with respect to the Company, the actual knowledge of the officers and employees of the Company set forth in Item 1.1(A) of the Company Letter and, with respect to Parent, the actual knowledge of Scott Nuttall, Tagar Olson, Webster Chua and Jonathan Levin.

        "Liens" means any pledges, claims, liens, charges, encumbrances, options to purchase or lease or otherwise acquire any interest, and security interests of any kind or nature whatsoever.

        "Limited Guarantee" shall have the meaning set forth in the third recital of this Agreement.

        "Marketing Period" shall have the meaning set forth in Section 7.11(a).

        "Material Adverse Change" or "Material Adverse Effect on the Company" means any change, circumstance, event or effect (each an "Effect") that, when considered either individually or in the aggregate together with all other Effects, is materially adverse to the business, properties, assets, financial condition or results of operations of the Company and its Subsidiaries taken as a whole; provided, however, that in no event shall any of the following Effects be deemed to constitute, or be taken into account in determining whether there has been, a "Material Adverse Change" or "Material Adverse Effect on the Company": (a) any Effect that resulted from the entry into or announcement of the execution of this Agreement, including any loss or threatened loss of, or adverse change or threatened adverse change in, the relationship of the Company or any of its Subsidiaries with its customers, employees, financing sources, suppliers, or strategic partners (including Persons that have an ownership interest in a Specified Alliance) that resulted from entry into or the announcement of the execution of this Agreement, (b) compliance with the terms of this Agreement, including the performance of obligations required to be taken under this Agreement (including as required by Section 7.10), (c) changes affecting the economy or the securities, credit or financial markets in general in the United States or other countries in which the Company or any of its Subsidiaries conduct operations, (d) changes that are the result of factors generally affecting any business in which the

Company and its Subsidiaries operate, (e) any change in the market price or trading volume of the equity securities of the Company (provided that the exception in this clause shall not prevent or otherwise affect a determination that any Effect underlying such change has resulted in, or contributed to, a Material Adverse Change or a Material Adverse Effect on the Company), (f) the suspension of trading in securities generally on the NYSE or the American Stock Exchange or Nasdaq Stock Market (provided that the exception in this clause shall not prevent or otherwise affect a determination that any Effect underlying such failure has resulted in, or contributed to, a Material Adverse Change or a Material Adverse Effect on the Company), (g) any adoption, implementation, proposal or change in any applicable law, rule or regulation or payment system rule or required change in GAAP or interpretation of any of the foregoing, (h) any action taken or not taken to which Parent has consented, (i) the failure of the Company to meet any internal or public projections, forecasts or estimates of revenues or earnings for any period ending on or after December 31, 2006 (provided that the exception in this clause shall not prevent or otherwise affect a determination that any Effect underlying such failure has resulted in, or contributed to, a Material Adverse Change or a Material Adverse Effect on the Company), (j) the commencement, occurrence or continuation of any war, armed hostilities or acts of terrorism (except to the extent any of the foregoing causes any damage or destruction to or renders unusable any facility or property of the Company or any of its Subsidiaries), (k) any adverse change or threatened adverse change with respect to the Specified Alliance set forth on Item 1.1(B) of the Company Letter, including the termination or threatened termination of such Specified Alliance, or (l) any change or announcement of a potential change in the credit rating of the Company or any of its Subsidiaries or any of their securities (provided that the exception in this clause shall not prevent or otherwise affect a determination that any Effect (other than any Effect related to the execution or delivery of this Agreement, the performance of the obligations contemplated by this Agreement or the Merger and the other transactions contemplated by this Agreement) underlying such announcement has resulted in, or contributed to, a Material Adverse Change or a Material Adverse Effect on the Company); provided, however, that changes set forth in clauses (c) and (d) above may be taken into account in determining whether there has been or is a Material Adverse Change or a Material Adverse Effect on the Company to the extent such changes have a materially disproportionate impact on the Company and its Subsidiaries, taken as a whole (after taking into account the size of the Company and its Subsidiaries relative to such other participants), relative to the other participants in the industries and in the geographic markets in which the Company conducts its business and are not otherwise excluded by clause (a), clause (b) or any of clauses (e) through (l).

        "Material Contract" shall have the meaning set forth in Section 4.16(a).

        "Material Customer" means any Person (other than the Company and its Subsidiaries) that is party to or bound by a Material Revenue Producing Contract.

        "Material Revenue Producing Contract" means any Contract pursuant to which the Company or any of its Subsidiaries provides services to customers and which generated revenues (excluding pass-through revenues (i.e., postage, other reimbursables and debit network fees)) to the Company or any of its Subsidiaries of $20,000,000 or more in the twelve months ended December 31, 2006 (it being understood that the foregoing does not include any Contracts (a) between the Company or any Subsidiary of the Company and a Specified Alliance and (b) any Contracts between a Specified Alliance and a customer).

        "Materials of Environmental Concern" means any hazardous, acutely hazardous or toxic substance or waste defined or regulated as such under Environmental Laws; petroleum, asbestos, lead, polychlorinated biphenyls, radon or toxic mold; and any other substance the exposure to which would reasonably be expected, because of hazardous or toxic qualities, to result in liability under applicable Environmental Laws.

        "Merger" shall have the meaning set forth in the first recital of this Agreement.

        "Merger Consideration" shall have the meaning set forth in Section 3.1(c).

        "Morgan Stanley" means Morgan Stanley & Co. Incorporated.

        "New Debt Commitment Letters" shall have the meaning set forth in Section 5.7(a).

        "Notes" shall have the meaning set forth in Section 7.11(d)(i).

        "Notice Period" shall have the meaning set forth in Section 6.2(f)(i)(1).

        "No-Shop Period Start Date" shall have the meaning set forth in Section 6.2(a).

        "NYSE" means the New York Stock Exchange, Inc.

        "Offer Documents" shall have the meaning set forth in Section 7.11(d)(ii).

        "Opinion Representation Letters" means the letters, each dated the Distribution Date, delivered by each of the Company and the Spun Entity to Sidley Austin LLP in connection with the SA Opinion.

        "Parent" shall have the meaning set forth in the introductory paragraph of this Agreement.

        "Parent Expenses" means documented and reasonable out-of-pocket fees and expenses incurred or paid by or on behalf of Parent to any third party (other than advisory or transaction fees of any private equity sponsor) in connection with the Merger or related to the authorization, preparation, negotiation, execution and performance of this Agreement, the Debt Commitment Letters and the other transactions contemplated hereby or thereby (including the Debt Financing), including all documented and reasonable fees and expenses of law firms, commercial banks, investment banking firms, financing sources, accountants, experts and consultants to Parent.

        "Parent Limited Partners" means limited partners in the active investment funds affiliated with KKR.

        "Parent Termination Fee" shall have the meaning set forth in Section 7.5(c)(i).

        "Paying Agent" shall have the meaning set forth in Section 3.2(a).

        "Permits" shall have the meaning set forth in Section 4.9.

        "Permitted Liens" means (a) statutory liens for Taxes, assessments or other charges by Governmental Entities not yet due and payable or the amount or validity of which is being contested in good faith and by appropriate proceedings, (b) mechanics', materialmen's, carriers', workmen's, warehouseman's, repairmen's, landlords' and similar liens granted or which arise in the ordinary course of business and (c) such other liens, encumbrances or imperfections that are not material in amount or do not materially detract from the value of or materially impair the existing use of the property affected by such lien, encumbrance or imperfection, in each case of clauses (a) through (c) that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or adversely affect the ability of the Surviving Corporation to obtain the Debt Financing.

        "Person" means an individual, corporation, partnership, limited partnership, limited liability partnership, limited liability company, joint venture, association, trust, unincorporated organization, Governmental Entity or other entity (including any person as defined in Section 13(d)(3) of the Exchange Act).

        "Proxy Statement" shall have the meaning set forth in Section 4.8.

        "Required Information" shall have the meaning set forth in Section 7.11(b).

        "Restated Certificate of Incorporation" shall have the meaning set forth in Section 2.5(a).

        "Restricted Stock" shall have the meaning set forth in Section 4.3.

        "Retained Employee" shall have the meaning set forth in Section 7.1(a).

        "SA Opinion" means the opinion letter dated the Distribution Date delivered by Sidley Austin LLP to the Company in connection with the Spun Entity Distribution.

        "SEC" means the Securities and Exchange Commission.

        "Securities Act" means the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

        "Shares" shall have the meaning set forth in the first recital of this Agreement.

        "Significant Subsidiary" of any Person means a Subsidiary of such Person that would constitute a "significant subsidiary" of such Person within the meaning of Rule 1.02(w) of Regulation S-X as promulgated by the SEC.

        "Solvent", with respect to Parent and the Surviving Corporation, means that, as of any date of determination (a) the amount of the "fair saleable value" of the assets of Parent and the Surviving Corporation will, as of such date, exceed (i) the value of all "liabilities of Parent and the Surviving Corporation, including contingent and other liabilities," as of such date, as such quoted terms are generally determined in accordance with applicable federal laws governing determinations of the insolvency of debtors, and (ii) the amount that will be required to pay the probable liabilities of Parent and the Surviving Corporation on their existing debts (including contingent and other liabilities) as such debts become absolute and mature, (b) Parent and the Surviving Corporation will not have, as of such date, an unreasonably small amount of capital for the operation of the businesses in which they engage or intend to engage or propose to be engaged following the Closing Date, and (c) Parent and the Surviving Corporation will be able to pay their liabilities, including contingent and other liabilities, as they mature. For purposes of this definition, "not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged" and "able to pay its liabilities, including contingent and other liabilities, as they mature" means that Parent and the Surviving Corporation will be able to generate enough cash from operations, asset dispositions or refinancing, or a combination thereof, to meet its obligations as they become due.

        "Specified Alliances" means the alliances set forth on Item 1.1(C) of the Company Letter.

        "Spun Entity" shall have the meaning set forth in the introductory paragraph to Article IV.

        "Spun Entity Distribution" means the distribution by the Company of the stock of the Spun Entity on the Distribution Date and related transactions.

        "Stockholders Meeting" shall have the meaning set forth in Section 7.3(a).

        "Strategic Review Committee" shall have the meaning set forth in the first recital of this Agreement.

        "Sub" shall have the meaning set forth in the introductory paragraph of this Agreement.

        "Subsidiary" of any Person means another Person, of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is owned or controlled directly or indirectly by such first Person and/or by one or more of its Subsidiaries; provided, however, that, for purposes of this Agreement, no Specified Alliance shall be deemed to be a Subsidiary of the Company or any of its Subsidiaries.

        "Superior Proposal" shall have the meaning set forth in Section 6.2(d).

        "Surviving Corporation" shall have the meaning set forth in Section 2.1.

        "Takeover Proposal" shall have the meaning set forth in Section 6.2(d).

        "Tax" and "Taxes" means any federal, state, local or foreign net income, gross income, gross receipts, windfall profit, severance, property, production, sales, use, license, excise, stamp, franchise, employment, payroll, withholding, social security (or similar, including FICA), value added, escheat, capital, alternative or add-on minimum or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty, addition to tax or additional amount imposed by any Governmental Entity.

        "Tax Return" means any return, report or similar statement filed or required to be filed with respect to any Tax including any information return, claim for refund, amended return or declaration of estimated Tax.

        "Termination Date" shall have the meaning set forth in Section 9.1(b)(i).

        "Termination Fee" means $700 million, except if the Termination Fee becomes payable by the Company in connection with a Takeover Proposal from an Excluded Party, then the Termination Fee shall be $250 million.

        "Transfer Taxes" shall have the meaning set forth in Section 7.7.

        Section 1.2    Interpretation.     When a reference is made in this Agreement to an Article, Section or Item, such reference shall be to an Article, Section or Item of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." All references to "dollars" or "$" means United States dollars.

ARTICLE II

THE MERGER

        Section 2.1    The Merger.     Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, Sub shall be merged with and into the Company at the Effective Time. Following the Effective Time, the separate corporate existence of Sub shall cease and the Company shall continue as the surviving corporation (the "Surviving Corporation") and shall succeed to and assume all the rights and obligations of Sub and the Company in accordance with Section 259 of the DGCL.

        Section 2.2    Closing.     The closing of the Merger (the "Closing") will take place at 10:00 a.m. Eastern Time on a date mutually agreed to by Parent and the Company, which shall be no later than the third Business Day after satisfaction or waiver of the conditions set forth in Article VIII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions), at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, unless another date, time or place is agreed to in writing by the parties hereto; provided, however, that notwithstanding the satisfaction or waiver of the conditions set forth in Article VIII, the parties shall not be required to effect the Closing until the earliest of (a) a date during the Marketing Period specified by Sub on no less than three Business Days' prior notice to the Company, (b) the final day of the Marketing Period and (c) the Termination Date (provided that the parties shall only be required to effect the Closing on the Termination Date under this clause (c) if the failure to effect the Closing by 8:00 p.m. Eastern Time on the Termination Date would give rise to the right of the Company to terminate this Agreement pursuant to Section 9.1(f)(ii)(z)). Simultaneously with the Closing, Parent shall irrevocably instruct all necessary and appropriate Persons to deposit with the Paying Agent immediately after the Effective Time all amounts required to be so deposited pursuant to Section 3.2(a). The date on which the Closing actually occurs is referred to as the "Closing Date".

        Section 2.3    Effective Time.     The Merger shall become effective when a Certificate of Merger (the "Certificate of Merger"), executed in accordance with the relevant provisions of the DGCL, is duly filed with the Secretary of State of the State of Delaware, or at such later time as Sub and the Company shall agree and is specified in the Certificate of Merger. When used in this Agreement, the term "Effective Time" shall mean the later of the date and time at which the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware or such later time established by the Certificate of Merger. The filing of the Certificate of Merger shall be made as soon as practicable on the Closing Date after the satisfaction or waiver of the conditions set forth in Article VIII.

        Section 2.4    Effects of the Merger.     The Merger shall have the effects set forth in the DGCL and this Agreement.

        Section 2.5    Certificate of Incorporation and By-laws; Officers and Directors.

          (a)   The certificate of incorporation of the Company shall be amended as a result of the Merger so as to read in its entirety as the certificate of incorporation of Sub in effect immediately prior to the Effective Time, except that the name of the Surviving Corporation shall be First Data Corporation and the provision in the certificate of incorporation of Sub naming its incorporator shall be omitted (the "Restated Certificate of Incorporation") and, as so amended, shall be the certificate of incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

          (b)   The by-laws of the Company (the "By-laws"), as in effect immediately prior to the Effective Time, shall be the By-laws of the Surviving Corporation until thereafter changed or amended as provided by the Restated Certificate of Incorporation or By-laws of the Surviving Corporation or by applicable law.

          (c)   The parties hereto shall take all actions necessary so that the directors of Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation, until the earliest of their death, resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.

          (d)   The officers of the Company immediately prior to the Effective Time (other than those who Parent determines shall not remain as officers of the Surviving Corporation) shall be the officers of the Surviving Corporation until the earliest of their death, resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.

ARTICLE III

EFFECT OF THE MERGER ON THE STOCK OF THE
CONSTITUENT CORPORATIONS; SURRENDER OF CERTIFICATES

        Section 3.1    Effect on Stock.     As of the Effective Time, by virtue of the Merger and without any action on the part of any of Parent, Sub, the Company or the holders of any securities of the Constituent Corporations:

          (a)   Capital Stock of Sub.    Each issued and outstanding share of capital stock of Sub shall be converted into and become one validly issued, fully paid and nonassessable share of Common Stock, par value $0.01 per share, of the Surviving Corporation.

          (b)   Treasury Stock and Parent Owned Stock.    Each Share that is owned by the Company and held in its treasury and each Share that is owned by Parent, Sub or any other wholly-owned Subsidiary of Parent (including any Shares acquired by Parent immediately prior to the Effective Time pursuant to any agreements with holders of Shares) ("Cancelled Shares") shall automatically be cancelled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor.

          (c)   Conversion of Shares.    Each Share issued and outstanding immediately prior to the Effective Time (other than (i) Cancelled Shares, (ii) Shares held by any wholly-owned Subsidiary of the Company which Shares shall remain outstanding (collectively with Cancelled Shares, "Excluded Shares") and (iii) Dissenting Shares) shall be cancelled and be converted into the right to receive in cash, without interest, $34.00 per Share (the "Merger Consideration"). As of the Effective Time, each such Share shall be converted into the right to receive the Merger Consideration and cancelled in accordance with this Section 3.1(c), and when so cancelled, shall no longer be outstanding and shall automatically cease to exist, and each holder of any such Share shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration for each such Share, without interest.

          (d)   Shares of Dissenting Stockholders.    Notwithstanding anything in this Agreement to the contrary, any issued and outstanding Shares held by a Person (a "Dissenting Stockholder") who has not voted in favor of or consented to the adoption of this Agreement and has complied with all the provisions of the DGCL concerning the right of holders of Shares to require appraisal of their Shares ("Dissenting Shares") shall not be converted into the right to receive the Merger Consideration as described in Section 3.1(c), but shall become the right to receive such consideration as may be determined to be due to such Dissenting Stockholder pursuant to the procedures set forth in Section 262 of the DGCL. If such Dissenting Stockholder withdraws its demand for appraisal or fails to perfect or otherwise loses its right of appraisal, in any case pursuant to the DGCL, its Shares shall be deemed to be converted as of the Effective Time into the right to receive the Merger Consideration for each such Share, without interest. At the Effective Time, any holder of Dissenting Shares shall cease to have any rights with respect thereto, except the rights set forth in Section 262 of the DGCL and as provided in the previous sentence. The Company shall give Parent prompt notice of any demands for appraisal of Shares received by the Company, withdrawals of such demands and any other instruments served pursuant to Section 262 of the DGCL and shall give Parent the opportunity to participate in all negotiations and proceedings with respect thereto. The Company shall not, without the prior written consent of Parent, make any payment with respect to, or settle or offer to settle, any such demands.

          (e)   Adjustment.    If, between the date of this Agreement and the Effective Time, there is a recapitalization, reclassification, stock split, stock dividend, subdivision, combination or exchange of shares with respect to, or rights issued in respect of, the Shares (each, an "Adjustment"), the Merger Consideration shall be adjusted accordingly, without duplication, to provide the holders of Shares with the same economic effect as contemplated by this Agreement prior to such Adjustment.

        Section 3.2    Surrender of Shares.

          (a)   Paying Agent.    Prior to the Effective Time, the Company shall use its reasonable best efforts to enter into a paying agent agreement with a bank or trust company selected by Parent that shall be reasonably satisfactory to the Company to act as paying agent in the Merger (the "Paying Agent"). As part of the Closing, immediately following the Effective Time, the Surviving Corporation will deposit or Parent shall cause the Surviving Corporation to deposit with the Paying Agent a cash amount in immediately available funds equal to the Aggregate Merger Consideration (the "Exchange Fund"). Funds made available to the Paying Agent shall be invested by the Paying Agent as directed by Sub or, after the Effective Time, the Surviving Corporation; provided, however, that such investments shall only be in obligations of or guaranteed by the United States of America, in commercial paper obligations receiving the highest rating from Moody's Investors Service, Inc. or Standard & Poor's Corporation or a combination of the foregoing and, in any such case, no such instrument shall have a maturity exceeding three months (it being understood that any and all interest or income earned on funds made available to the Paying Agent pursuant to this Agreement shall be remitted to Parent). To the extent that there are losses with respect to such investments, or the Exchange Fund diminishes for other reasons below the level required to make prompt cash payment of the Aggregate Merger Consideration as contemplated hereby, Parent shall promptly replace or restore the cash in the Exchange Fund lost through such investments or other events so as to ensure that the Exchange Fund is at all times maintained at a level sufficient to make such cash payments.

          (b)   Exchange Procedure.    As soon as practicable after the Effective Time, the Surviving Corporation or Parent shall cause the Paying Agent to mail to each holder of record immediately prior to the Effective Time of Shares evidenced by certificates (other than Dissenting Shares and Excluded Shares), (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Shares shall pass, only upon delivery of such Shares to the Paying Agent and shall be in a form and have such other provisions as Parent and the Company may reasonably agree) and (ii) instructions for use in effecting the surrender of such Shares (or affidavits of loss in lieu thereof) in exchange for the Merger Consideration as provided in Section 3.1. Upon surrender of Shares (or affidavits of loss in lieu thereof) for cancellation to the Paying Agent, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Paying Agent, the holder of such Shares shall be entitled to receive in exchange therefor the amount of cash, without interest, into which such Shares shall have been converted pursuant to Section 3.1, and the Shares so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of Shares that is not registered in the transfer records of the Company, payment may be made to a Person other than the Person in whose name the Shares so surrendered (or affidavits of loss in lieu thereof) are registered, provided it shall be a condition to payment of such Person that with respect to such Shares the letter of transmittal be in proper form for transfer and the Person requesting such payment shall deliver to the Paying Agent all documents reasonably required to evidence and effect such transfer and to establish to the satisfaction of the Surviving Corporation or the Paying Agent that such Tax has been paid or is not applicable. Until surrendered as contemplated by this Section 3.2, each Share (other than Dissenting Shares and Excluded Shares) shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the amount of cash, without interest, into which the Shares shall have been converted pursuant to Section 3.1. No interest will be paid or will accrue on the cash payable upon the surrender of any Share (or affidavits of loss in lieu thereof). Parent, the Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Shares such amounts as Parent, the Surviving Corporation or the Paying Agent is required to deduct and withhold with respect to the making of such payment under the Code or under any provision of state, local or foreign Tax law. To the extent that amounts are so withheld by Parent or the Paying Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Shares in respect of which such deduction and withholding was made by Parent or the Paying Agent. As promptly as practicable after the Effective Time, the Paying Agent will mail to each holder of Shares represented by book-entry on the records of the Company or the Company's transfer agent, on behalf of the Company, other than Dissenting Shares and Excluded Shares, a check in the amount of the Merger Consideration with respect to each such Share so held.

          (c)   No Further Ownership Rights in Shares.    All Merger Consideration paid upon the surrender of Shares (or affidavits of loss in lieu thereof) in accordance with the terms of this Article III shall be deemed to have been paid in full satisfaction of all rights pertaining to the Shares. At the Effective Time, (i) holders of Shares shall cease to have any rights as stockholders of the Company, (ii) the stock transfer books of the Company shall be closed and (iii) there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the Shares that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Shares are presented to the Surviving Corporation or the Paying Agent for any reason, they shall be cancelled and exchanged as provided in this Article III. No dividends or other distributions with respect to capital stock of the Surviving Corporation with a record date on or after the Effective Time shall be paid to the holder of any unsurrendered Shares, including Dissenting Shares.

          (d)   Termination of Exchange Fund.    Any portion of the Exchange Fund that remains undistributed to the holders of Shares for twelve months after the Effective Time shall be delivered to the Surviving Corporation, upon demand, and any holders of Shares (other than Dissenting Shares and Excluded Shares) who have not theretofore complied with this Article III and the instructions set forth in the letter of transmittal mailed to such holders after the Effective Time shall, after such funds have been delivered to the Surviving Corporation, look only to the Surviving Corporation (subject to abandoned property, escheat or other similar laws) for payment of the Merger Consideration to which they are entitled, without interest.

          (e)   No Liability.    None of Parent, Sub, the Company or the Paying Agent shall be liable to any Person in respect of any Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. Any amounts remaining unclaimed by holders of Shares as of a date immediately prior to such time that such amounts would otherwise escheat to or become property of any Governmental Entity shall, to the extent permitted by applicable law, become the property of the Surviving Corporation on such date, free and clear of any claims or interest of any Person entitled thereto.

          (f)    Lost, Stolen or Destroyed Shares.    If any Shares shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Shares to be lost, stolen or destroyed and, if required by Parent, the posting by such Person of a bond in customary amount and upon such terms as may be required by Parent as indemnity against any claim that may be made against it or the Surviving Corporation with respect to such Shares, the Paying Agent will issue a check in the amount (after giving effect to any required Tax withholdings) equal to the Merger Consideration as provided in Section 3.1 represented by such lost, stolen or destroyed Shares.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Except as set forth in the Company Letter or as disclosed in reasonable detail in the Company SEC Documents filed with or furnished to the SEC by the Company prior to the date hereof (other than disclosures in the "Risk Factors" and "Forward-Looking Statements" sections thereof) (it being agreed that disclosure of any item in any section or subsection of the Company Letter shall be deemed disclosure with respect to any other section or subsection to which the relevance of such item is reasonably apparent), the Company hereby represents and warrants to Parent and Sub as set forth in this Article IV. For the avoidance of doubt, references in this Article IV to the Company and/or its Subsidiaries shall be deemed not to include, and no representations or warranties are made with respect to, The Western Union Company (the "Spun Entity") or any of its Subsidiaries for any period, except (i) with respect to any representations and warranties made with respect to the Spun Entity or any of its Subsidiaries with respect to periods prior to September 29, 2006 but only to the extent that the Company or any of its Subsidiaries would reasonably be expected to incur any material liability if such representations and warranties were not true and correct with respect to the Spun Entity or any of its Subsidiaries; (ii) with respect to any representations and warranties relating to any Contracts among the Company or any of its Subsidiaries, on the one hand, and the Spun Entity or any of its Subsidiaries, on the other hand, in effect on the date of this Agreement; and (iii) with respect to the representations and warranties in Section 4.10(i) and (j).

        Section 4.1    Organization.     The Company and each of its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has requisite corporate, partnership, limited liability company or other company (as the case may be) power and authority to own, lease and operate its properties and to carry on its business as now being conducted, except where the failure to be so organized, existing and in good standing or to have such corporate, partnership, limited liability company or other company (as the case may be) power and authority would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. The Company and each of its Subsidiaries is duly qualified or licensed to do business and in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. The Company has made available to Parent complete and correct copies of its Restated Certificate of Incorporation and By-laws and has made available to Parent the certificate of incorporation and by-laws (or similar organizational documents) of each of its Significant Subsidiaries.

        Section 4.2    Subsidiaries.     All of the outstanding shares of capital stock of each Significant Subsidiary of the Company that is a corporation have been duly authorized and validly issued and are fully paid and nonassessable. Other than director qualifying shares, all of the outstanding shares of capital stock or equity interests and other ownership interests of each Significant Subsidiary of the Company are owned by the Company, by one or more Subsidiaries of the Company or by the Company and one or more Subsidiaries of the Company, free and clear of all Liens other than Permitted Liens. Item 4.2 of the Company Letter sets forth as of the date hereof the name, jurisdiction of organization and the Company's percentage ownership of any and all Persons (other than wholly-owned Subsidiaries of the Company) of which the Company directly or indirectly owns an equity interest, or an interest convertible into or exchangeable or exercisable for an equity interest, that are material to the business of the Company and its Subsidiaries, taken as a whole (collectively, the "Investments"). All of the Investments are owned by the Company, by one or more Subsidiaries of the Company or by the Company and one or more Subsidiaries of the Company, free and clear of all Liens other than Permitted Liens. Except for the capital stock and other ownership interests of the Subsidiaries and the Investments listed in Item 4.2 of the Company Letter, the Company does not own, directly or indirectly, any capital stock or other voting or equity securities or interests in any corporation, partnership, joint venture, limited liability company or other entity that is material to the business of the Company and its Subsidiaries, taken as a whole. Neither the Company nor any of its Subsidiaries is a party to or bound by any commitment, arrangement or agreement requiring the Company or any of its Subsidiaries to contribute capital, loan money or otherwise provide funds as an additional investment in any other Person, other than any such commitment, arrangement or agreement in the ordinary course of business consistent with past practice or pursuant to a Contract binding on the Company or any of its Subsidiaries made available to Parent and Sub. Item 4.2 of the Company Letter sets forth a true and complete list, as of the date of this Agreement, of each joint venture in which the Company or any of its Subsidiaries owns 10% or more of the outstanding equity (in any form, including in corporate, partnership or limited liability company form) that provides payment processing and related services to merchants.

        Section 4.3    Capital Structure.     The authorized capital stock of the Company consists of 2,000,000,000 shares of Company Common Stock and 10,000,000 shares of preferred stock, par value $1.00 per share (the "Company Preferred Stock"). At the close of business on March 29, 2007 (the "Capitalization Date"), (i) 754,896,681 shares of Company Common Stock were issued and outstanding, all of which were duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights, including 3,690,715 shares of Company Common Stock that are subject to vesting or other risks of forfeiture pursuant to awards granted under the Company Stock Incentive Plans ("Restricted Stock"), (ii) 312,802,329 shares of Company Common Stock were held by the Company in its treasury, (iii) 51,234,788 shares of Company Common Stock were reserved for issuance pursuant to outstanding options to purchase Company Common Stock, with a weighted average exercise price as of the Capitalization Date of $21.636 (which weighted average exercise price does not include the impact of Company Stock Options granted in March 2007 covering 31,100 Shares) per Share (the "Company Stock Options") granted under the Company's 2002 Long-Term Incentive Plan, 1992 Long-Term Incentive Plan, 1993 Director's Stock Option Plan, the Concord EFS, Inc. 2002 Stock Option Plan, the Concord EFS, Inc. 1993 Incentive Stock Option Plan or the Star Systems, Inc. 2000 Equity Incentive Plan (collectively, the "Company Stock Incentive Plans"), (iv) 4,978,028 shares of Company Common Stock were reserved for issuance in accordance with the Company's Employee Stock Purchase Plan (the "Company Stock Purchase Plan" and, together with the Company Stock Incentive Plans, the "Company Stock Plans"), (v) 34,800,107 shares of Company Common Stock were reserved for the grant of additional awards under the Company Stock Incentive Plans, (vi) 501,467 restricted stock units representing shares of Company Common Stock (the "Company Stock Units") were outstanding under the Company Stock Incentive Plans on the Capitalization Date and (vii) no shares of Company Preferred Stock were issued and outstanding. As of the date of this Agreement, except as set forth above, and except for the Chase Warrant, no shares of capital stock of the Company or options, warrants, convertible or exchangeable securities or other rights to purchase capital stock of the Company are issued, reserved for issuance or outstanding (other than Shares issuable upon exercise of Company Stock Options outstanding as of the date hereof or vesting of Company Stock Units in accordance with their terms). As of the date hereof and except as set forth above, there are no outstanding profits interests, stock options, stock appreciation rights, equity equivalents or phantom stock with respect to the capital stock of the Company or any of its Subsidiaries. Each Share that may be issued pursuant to the Company Stock Plans, when issued upon the receipt of the consideration set forth in the Company Stock Plans and related agreements, if applicable, will be duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. There are no outstanding bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter on which the Company's stockholders may vote. As of the date of this Agreement, except as set forth above and except for the Chase Warrant, there are no securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which the Company or any of its Subsidiaries is a party or by which any of them is bound obligating the Company or any of its Subsidiaries to issue, deliver or sell or create, or cause to be issued, delivered or sold or created, additional shares of capital stock or other voting or equity securities or interests of the Company or of any of its Subsidiaries (or any security convertible or exercisable therefor) or obligating the Company or any of its Subsidiaries to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. No Shares are owned by any Subsidiary of the Company.

        As of the date of this Agreement there are no outstanding contractual obligations or rights of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire, vote, dispose of or otherwise transfer or declare dividends or make other distributions on any shares of capital stock or equity interests of the Company or any of its Subsidiaries.

        Section 4.4    Authority.

          (a)   The Company has the requisite corporate power and authority to execute and deliver this Agreement and, subject to adoption by the Company's stockholders of this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the Merger and the other transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, subject to adoption of this Agreement by the holders of a majority of the outstanding Shares (the "Company Requisite Vote"). This Agreement has been duly executed and delivered by the Company and (assuming the valid authorization, execution and delivery of this Agreement by Parent and Sub) constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to the enforcement of creditors' rights generally and (ii) is subject to general principles of equity (regardless of whether considered in a proceeding in equity or at law).

          (b)   The Company Board, at a meeting duly called and held and based upon the recommendation of the Strategic Review Committee, has (i) approved and declared advisable this Agreement and the Merger and (ii) resolved to recommend adoption by the stockholders of the Company of this Agreement, which resolutions, subject to Section 6.2, have not been subsequently withdrawn or modified in a manner adverse to Parent. Adoption of this Agreement by the Company Requisite Vote is the only vote of the holders of any class or series of capital stock of the Company required to adopt this Agreement under applicable law.

        Section 4.5    Consents and Approvals; No Violations.     Except (a) for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Exchange Act, the HSR Act, the DGCL, the rules and regulations of the NYSE, state securities laws, foreign and supranational laws relating to antitrust and anticompetition clearances, and (b) as may be required in connection with the Taxes described in Section 7.7, neither the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby will (i) result in any breach of any provision of the Certificate of Incorporation or By-laws of the Company or of the similar organizational documents of any of the Company's Subsidiaries, (ii) require the Company to make any notice to, or filing with, or obtain any permit, authorization, consent or approval of, any Governmental Entity, (iii) result in a breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, or result in a loss of benefit under, any of the terms, conditions or provisions of any Contract not otherwise terminable by the other party thereto on 180 days' or less notice to which the Company or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound, (iv) violate any law, order, writ, injunction, judgment, decree, statute, rule or regulation applicable to the Company, any of its Subsidiaries or any of their properties or assets, or (v) result in the creation of any Lien on any properties or assets of the Company or any of its Subsidiaries, except in the case of clause (ii) where the failure to obtain such permits, authorizations, consents or approvals or to make such notices or filings or, in the case of clause (iii), (iv), or (v), for breaches, defaults, terminations, amendments, cancellations, accelerations, losses of benefits, violations, or Liens that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company.

        Section 4.6    Company SEC Documents.

          (a)   The Company has filed with or furnished to the SEC, on a timely basis, all forms, reports, statements, certifications, schedules and other documents required to be filed with the SEC or furnished to the SEC by it since December 31, 2004 under the Securities Act or the Exchange Act (all such forms, reports, statements, certifications, schedules and other documents filed since December 31, 2004, including subsequent to the date hereof, including any amendments thereto, the "Company SEC Documents"). As of their respective filing dates, the Company SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, each as in effect on the date so filed. At the time filed with the SEC (or if amended, as of the date of such amendment), none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Company SEC Documents (including the related notes and schedules thereto) complied as of their respective dates in all material respects with the then applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except in the case of the unaudited statements, as permitted by Form 10-Q under the Exchange Act) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as at the dates thereof and the consolidated results of their operations and their consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein). None of the Company's Subsidiaries is required to file periodic reports with the SEC.

          (b)   The Company has made available to Parent correct and complete copies of all material correspondence between the SEC, on the one hand, and the Company and any of its Subsidiaries, on the other hand, occurring since December 31, 2004 and prior to the date hereof. As of the date hereof, there are no outstanding or unresolved comments in comment letters received from the SEC staff with respect to the Company SEC Documents. To the Knowledge of the Company, as of the date hereof, none of the Company SEC Documents is the subject of ongoing SEC review, outstanding SEC comment or outstanding SEC investigation.

        Section 4.7    Absence of Material Adverse Change.     Since December 31, 2006, (a) through the date hereof, the Company and its Subsidiaries have conducted their respective businesses in all material respects in the ordinary course consistent with past practice and (b) there has not been any Material Adverse Change or any Effect that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company.

        Section 4.8    Information Supplied.     None of the information supplied or to be supplied by the Company or any of its representatives specifically for inclusion or incorporation by reference in the proxy statement relating to the Stockholders Meeting (together with any amendments or supplements thereto and including any related filings required pursuant to the Exchange Act, the "Proxy Statement") will, at the time the Proxy Statement is first mailed to the Company's stockholders or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation or warranty is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by Parent or Sub or any of their representatives specifically for inclusion or incorporation by reference therein.

        Section 4.9    Compliance with Laws.

          (a)   The businesses of the Company and its Subsidiaries, and to the Knowledge of the Company, the businesses of the Specified Alliances, are not being, and since December 31, 2004 have not been, conducted in violation of any law, order, writ, injunction, judgment, decree, statute, rule, ordinance or regulation of any Governmental Entity, except for any violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. Each of the Company and its Subsidiaries has in effect all licenses, certificates, authorizations, consents, permits, approvals and other similar authorizations of, from or by a Governmental Entity (collectively, "Permits") necessary for it to own, lease or operate its properties and assets and to carry on its business as now conducted, and no default has occurred under any such Permit, except for the absence of Permits and for defaults under Permits that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company.

          (b)   The Company has designed and implemented disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) to provide reasonable assurance that material information relating to the Company, including its consolidated Subsidiaries, is made known to the chief executive officer and the chief financial officer of the Company by others within those entities.

          (c)   The Company has disclosed, based on its most recent evaluation prior to the date hereof, to the Company's auditors and the audit committee of the Company Board (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect in any material respect the Company's ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting. The Company has made available to Parent a summary of any disclosure made by management to the Company's auditors and audit committee since December 31, 2004 regarding (A) significant deficiencies and material weaknesses in the Company's design or operation of internal control over financial reporting and (B) fraud. The Company is in material compliance with the applicable listing and other rules and regulations of the NYSE.

        Section 4.10    Tax Matters.

          (a)   The Company and each of its Subsidiaries have timely filed or caused to be timely filed (after taking into account all applicable extensions) all Tax Returns required to be filed by them, except where the failure to timely file would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. All such Tax Returns are complete and correct, except where the failure to be complete and correct would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company.

          (b)   Each of the Company and its Subsidiaries has paid or caused to be paid all Taxes due (whether or not shown to be due on any Tax Return), except where the failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company.

          (c)   No deficiencies for any Taxes have been asserted in writing, proposed in writing or assessed in writing against the Company or any of its Subsidiaries that have not been paid or otherwise settled or are not otherwise being challenged under appropriate procedures, except for deficiencies that, if finally resolved in a manner adverse to the Company or relevant Subsidiary, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company.

          (d)   No written requests for extensions of the time to assess any material Taxes of the Company or any of its Subsidiaries are pending as of the date hereof.

          (e)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company if determined adversely to the Company or any of its Subsidiaries, there are no pending audits, examinations, investigations or other proceedings in respect of Taxes of the Company or any of its Subsidiaries with respect to which the Company or any of its Subsidiaries has been notified in writing.

          (f)    Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, there are no liens for Taxes upon the assets of the Company or any of its Subsidiaries except liens relating to current Taxes not yet due or which are being contested in good faith.

          (g)   All Taxes which the Company or any of its Subsidiaries are required by law to withhold or to collect for payment have been duly withheld and collected except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company.

          (h)   None of the Company or any of its Subsidiaries is required to make any disclosure to the IRS with respect to its participation in a "listed transaction" pursuant to Section 1.6011-4(b)(2) of the Treasury regulations promulgated under the Code.

          (i)    The IRS Ruling has not been revoked or withdrawn by the IRS. No facts or representations stated in the IRS Ruling or the IRS Submissions were, when made or as of the Distribution Date, untrue or incorrect in any material respect. None of the facts stated in the SA Opinion or the Opinion Representation Letters were, when made or as of the Distribution Date, untrue or incorrect in any material respect. To the Knowledge of the Company, there has not been any circumstance occurring after the Distribution Date that would make any of such facts or representations, when made, as of the Distribution Date or, to the extent relevant, thereafter, untrue or incorrect in any material respect.

          (j)    Since the Distribution Date, neither the Company nor any Subsidiary of the Company nor, to the Knowledge of the Company, the Spun Entity or any other Person has taken, or failed to take, any action that would reasonably be expected (A) to cause the distribution by the Company of the Spun Entity (and the related distribution by an entity then a subsidiary of the Company) not to qualify as distributions under Section 355 of the Code (or, as applicable, to cause the related asset contributions not to qualify as reorganizations under Section 368 of the Code) or (B) to cause any stock or securities of the Spun Entity issued to the Company in connection with the Spun Entity Distribution to not be treated as "qualified property" for purposes of Section 361(c)(2) of the Code. During the two-year period prior to the Distribution Date, there was no "agreement, understanding, arrangement or substantial negotiations" regarding the transactions contemplated by this Agreement or any transaction to which such contemplated transactions are "similar", in each case within the meaning of Treas. Reg. § 1.355-7.

        Section 4.11    Liabilities.     Neither the Company nor any of its Subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise), other than liabilities and obligations (a) set forth in the Company's consolidated balance sheet for the year ended December 31, 2006 included in the Company SEC Documents (or in the notes thereto), (b) incurred in the ordinary course of business since December 31, 2006, (c) incurred in connection with the Merger or any other transaction or agreement contemplated by this Agreement, (d) for future performance under any Contracts to which the Company or any of its Subsidiaries is a party or bound that were entered into in the ordinary course of business or are listed on any Item of the Company Letter, (e) that are expressly within the scope of another representation or warranty in this Article IV or are expressly excluded from any representation or warranty in this Article IV as a result of the scope of any materiality or similar qualification applicable to such representation or warranty (provided that any matter arising after the date hereof shall not be deemed to be within the scope of or excluded from any representation or warranty that speaks only as of the date hereof or only as of any date prior to the date hereof) or (f) that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on the Company.

        Section 4.12    Litigation.     There is no suit, claim, action, proceeding, arbitration or investigation pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or, to the Knowledge of the Company, any of the Specified Alliances that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or prevent or materially impair or delay the consummation of the transactions contemplated by this Agreement. Neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any of the Specified Alliances is subject to or bound by any outstanding judgment, settlement, order, writ, injunction, award or decree that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or prevent or materially impair or delay the consummation of the transactions contemplated by this Agreement.

        Section 4.13    Benefit Plans.

          (a)   Each material Benefit Plan and Employment Agreement is listed in Item 4.13(a) of the Company Letter. With respect to each such material Benefit Plan and Employment Agreement listed in Item 4.13(a) of the Company Letter, the Company has made available to Parent a true and correct copy of (to the extent applicable) (i) each such Benefit Plan (or, if such Benefit Plan is not written, a written summary thereof) and all amendments thereto (other than any such Benefit Plan that is maintained by any Governmental Entity, or required by any state, national, provincial, federal, local or other applicable law to be maintained by the Company or any Subsidiary); (ii) each trust, insurance or administrative agreement relating to each such Benefit Plan; (iii) the most recent summary plan description or other written explanation of each Benefit Plan provided to participants; (iv) the most recent annual report (Form 5500) filed with the IRS; and (v) the most recent determination letter, if any, issued by the IRS with respect to any Benefit Plan intended to be qualified under Section 401(a) of the Code. There are no Benefit Plans and Employment Agreements that have not been made available to Parent that contain any obligations or liabilities that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. Except as required or deemed advisable under Section 409A of the Code, neither the Company nor any of its Subsidiaries has adopted or amended in any material respect any Benefit Plan since December 31, 2006.

          (b)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, (i) each Benefit Plan maintained by the Company or any of its Subsidiaries has been maintained in compliance with its terms and, both as to form and in operation, with the requirements of applicable law and (ii) all employer or employee contributions, premiums and expenses to or in respect of each Benefit Plan have been paid in full or, to the extent not yet due, have been adequately accrued on the applicable financial statements of the Company included in the Company SEC Documents in accordance with GAAP. Neither the Company nor any of its Subsidiaries has at any time during the six-year period preceding the date hereof maintained, contributed to or incurred any liability under any "multiemployer plan" (as defined in Section 3(37) of ERISA) or any ERISA Benefit Plan that is subject to Title IV of ERISA or Section 412 of the Code.

          (c)   As of the date of this Agreement, there are no pending or, to the Knowledge of the Company, threatened, disputes, arbitrations, claims, suits or grievances involving a Benefit Plan or Employment Agreement (other than routine claims for benefits payable under any such Benefit Plan or Employment Agreement) that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company.

          (d)   All Benefit Plans that are intended by their terms to be qualified under Section 401(a) of the Code have been determined by the IRS to be so qualified, or a timely application for such determination is now pending or is not yet required to be filed and, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, each such Benefit Plan is qualified in operation. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, neither the Company nor any of its Subsidiaries has any liability or obligation under any welfare plan or agreement to provide benefits after termination of employment to any employee or dependent other than as required by Section 4980B of the Code or applicable law or the terms of a separation or retention plan or agreement.

          (e)   None of the execution and delivery of this Agreement, the Company Stockholder Approval, nor the consummation of the transactions contemplated by this Agreement will (either alone or in conjunction with any other event) (i) result in a material payment (including severance, unemployment compensation, golden parachute or otherwise) becoming due from the Company or any Subsidiary of the Company under any Benefit Plan; (ii) materially increase any compensation or benefit otherwise payable under any such Benefit Plan or Employment Agreement; (iii) accelerate the vesting or timing of payment or funding (through a grantor trust or otherwise) of any compensation or benefits due to any individual under any Benefit Plan or Employment Agreement; or (iv) otherwise result in payment under any Benefit Plan or Employment Agreement that would not be deductible under Section 280G of the Code.

        Section 4.14    Rights Agreement; Anti-Takeover Provisions.     The Company's certificate of incorporation provides that the Company elected not to be governed by Section 203 of the DGCL. No "fair price," "moratorium," "control share acquisition" or other similar anti-takeover statute or regulation or any anti-takeover provision in the Company's certificate of incorporation or bylaws is applicable to the transactions contemplated by this Agreement. The Company does not have any stockholder rights plan in effect.

        Section 4.15    Intellectual Property.     The Company and its Subsidiaries own, or are validly licensed or otherwise have the right to use all Intellectual Property used in the conduct of the business of the Company and its Subsidiaries as currently conducted, except for such Intellectual Property where the failure to so own, be validly licensed or have the right to use would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company (the "Company Intellectual Property"). No claims are pending or, to the Knowledge of the Company, threatened, (a) challenging the ownership, enforceability, validity, or use by the Company or any Subsidiary of any Company Intellectual Property, or (b) alleging that the Company or any of its Subsidiaries is violating, misappropriating or infringing the rights of any Person with regard to any Company Intellectual Property other than claims that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, to the Knowledge of the Company, (i) no Person is infringing the rights of the Company or any of its Subsidiaries with respect to any Company Intellectual Property and (ii) the operation of the business of the Company and its Subsidiaries as currently conducted does not violate, misappropriate or infringe the Intellectual Property of any other Person. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, the Company and its Subsidiaries take and have taken commercially reasonable actions to maintain and preserve the Company Intellectual Property. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, there have been no security breaches relating to, violations of any security policy regarding or any unauthorized access or unauthorized use of any data used in the businesses of the Company and its Subsidiaries.

        Section 4.16    Contracts.

          (a)   Item 4.16 of the Company Letter lists the following Contracts to which, as of the date hereof, the Company or any of its Subsidiaries is a party or by which any them is bound: (i) any Contract that is filed or would be required to be filed by the Company as a material contract pursuant to Item 601(b)(10) of Regulation S-K of the SEC (other than compensatory Contracts with, or which includes as participants, any current or former director or officer of the Company or any of its Subsidiaries); (ii) any indenture, credit agreement, loan agreement, security agreement, guarantee, note, mortgage or other evidence of Indebtedness, providing for borrowings (constituting Indebtedness) in excess of $25 million; (iii) any material Contract relating to the creation, formation, operation, management or control of any Specified Alliance; (iv) any Contract which contains provisions that prohibit the Company or any of its Subsidiaries from competing in any line of business, which provisions would, after the Effective Time, in addition to applying to the Company and its Subsidiaries, also purport to apply to the Parent and its Affiliates (other than the Company and its Subsidiaries); (v) any Contract that prohibits the payment of dividends or distributions in respect of the capital stock of the Company or any of its Subsidiaries, prohibits the pledging of the capital stock of the Company or any Subsidiary of the Company or prohibits the issuance of guarantees by any Subsidiary of the Company; (vi) any Material Revenue Producing Contract and (vii) any Material Revenue Producing Contract with respect to which the entry into this Agreement or the consummation of the transactions contemplated by this Agreement, would result in a breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination amendment, cancellation or acceleration) under, or result in a loss of a benefit under, such Material Revenue Producing Contract. Each such Contract described in clauses (i) through (vii) that is not terminable by the other party or parties thereto on 180 days' or less notice is referred to herein as a "Material Contract."

          (b)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, (i) neither the Company nor any Subsidiary has received any written notice or claim of default under any Material Contract or any written notice of an intention to terminate, not renew or challenge the validity or enforceability of any Material Contract, (ii) no event has occurred that, with or without notice or lapse of time or both, would result in a breach or a default by the Company or any of its Subsidiaries under any Material Contract, (iii) each of the Material Contracts is in full force and effect and, to the Knowledge of the Company, is the valid, binding and enforceable obligation of the other parties thereto (except that such enforceability (A) may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to the enforcement of creditors' rights generally and (B) is subject to general principles of equity (regardless of whether considered in a proceeding in equity or at law)) and (iv) the Company and its Subsidiaries have performed all respective material obligations required to be performed by them to the date hereof under the Material Contracts and are not (with or without the lapse of time or the giving of notice, or both) in material breach thereunder.

        Section 4.17    Properties.

          (a)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, the Company or one of its Subsidiaries has (i) good fee simple title to all real property owned by the Company or any of its Subsidiaries and (ii) valid leasehold estates in all real property leased, subleased, licensed or otherwise occupied (whether as tenant, subtenant or pursuant to other occupancy arrangements) by the Company or any Subsidiary, free and clear of all Liens except for Permitted Liens.

          (b)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, the Company and its Subsidiaries have good and marketable title to, or valid and enforceable rights to use under existing franchises, easements or licenses, or valid and enforceable leasehold interests in, all of its tangible personal properties and assets necessary to carry on their businesses as is now being conducted, free and clear of all Liens except for Permitted Liens.

        Section 4.18    Environmental Laws.     Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, (i) there are no, and there have not been any, Materials of Environmental Concern at any property currently owned or leased, or to the Knowledge of the Company, formerly owned or leased by the Company or a Subsidiary under circumstances that have resulted in or are reasonably likely to result in liability of the Company or a Subsidiary under any applicable Environmental Laws; and (ii) neither the Company nor any Subsidiary has received any written notification (nor to the Knowledge of the Company are there any facts existing that would reasonably be expected to give rise to such a notification) alleging that it is liable for, or request for information pursuant to Section 104(e) of the Comprehensive Environmental Response, Compensation and Liability Act or similar foreign, state or local law, concerning, any release or threatened release of Materials of Environmental Concern or any other Environmental Law at any location except, with respect to any such notification or request for information concerning any such release or threatened release, to the extent such matter has been fully resolved with the appropriate Governmental Entity.

        Section 4.19    Insurance Policies.     Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, (a) all insurance policies maintained by the Company and its Subsidiaries are in full force and effect (and were in full force and effect during the periods of time such insurance policies were purported to be in effect) and provide insurance in such amounts and against such risks as the management of the Company reasonably has determined to be prudent in accordance with industry practices or as is required by law or regulation, and all premiums due and payable thereon have been paid; and (b) neither the Company nor any Subsidiary is in breach or default of any of the insurance policies, and neither the Company nor any Subsidiary has taken any action or failed to take any action which, with notice or the lapse of time, would constitute such a breach or default or permit termination or modification of any of the insurance policies. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, the Company has not received any notice of termination or cancellation or denial of coverage with respect to any insurance policy.

        Section 4.20    Labor Matters.     Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, neither the Company nor any of its Subsidiaries (i) has agreed to recognize any labor union or labor organization, nor has any labor union or labor organization been certified as the exclusive bargaining representative of any employees of the Company or any of its Subsidiaries; (ii) is a party to or otherwise bound by, or currently negotiating, any collective bargaining agreement or other Contract with a labor union or labor organization; or (iii) is the subject of any material proceeding asserting that the Company or any of its Subsidiaries has committed an unfair labor practice or seeking to compel it to bargain with any labor union or labor organization, nor, to the Knowledge of the Company as of the date hereof, is any such proceeding threatened. As of the date hereof, neither the Company nor any of its Subsidiaries have closed any plant or facility, effectuated any layoffs of employees or implemented any early retirement, separation or window program since December 31, 2004, nor has any such action or program been announced for the future in any case that would reasonably be expected to give rise to any material liability under the United States Worker Adjustment and Retraining Notification Act or the rules and regulations thereunder, except for any liabilities that were satisfied on or prior to December 31, 2006.

        Section 4.21    Opinions of Financial Advisors.     The Company has received the opinions of Morgan Stanley and Evercore, each to the effect that, as of the date of such opinion, the Merger Consideration is fair, from a financial point of view, to the holders of Company Common Stock, other than Excluded Shares and Dissenting Shares. The Company shall deliver an executed copy of each such opinion to Parent promptly following receipt of such opinion in written form.

        Section 4.22    Brokers.     No broker, investment banker, financial advisor or other Person, other than Morgan Stanley and Evercore, the fees and expenses of which will be paid by the Company, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company. The Company has provided Parent a copy of the engagement letter of each of Morgan Stanley and Evercore as in effect on the date hereof.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB

        Each of Parent and Sub, jointly and severally, hereby represents and warrants to the Company as follows:

        Section 5.1    Organization.     Parent is a limited partnership and Sub is a corporation, each is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation or incorporation, as the case may be, and has requisite limited partnership power or corporate power, as applicable, and authority to carry on its business as now being conducted.

        Section 5.2    Authority.     Each of Parent and Sub has the requisite limited partnership power or corporate power, as the case may be, and authority to execute and deliver this Agreement and to perform its obligations hereunder and consummate the Merger and the other transactions contemplated hereby. The execution, delivery and performance of this Agreement by Parent and Sub and the consummation by each of Parent and Sub of the Merger and of the other transactions contemplated hereby have been duly authorized by all necessary limited partnership action or corporate action, as the case may be, on the part of each of Parent and Sub other than the adoption of this Agreement by Parent in its capacity as sole stockholder of Sub, which adoption Parent shall effect on the date hereof immediately following the execution hereof. This Agreement has been duly executed and delivered by each of Parent and Sub and (assuming the valid authorization, execution and delivery of this Agreement by the Company) constitutes a valid and binding obligation of each of Parent and Sub enforceable against each of them in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to the enforcement of creditors' rights generally and (ii) is subject to general principles of equity (regardless of whether considered in a proceeding in equity or at law).

        Section 5.3    Consents and Approvals; No Violations.     Except (a) for filings, permits, authorizations, consents and approvals set forth in Item 4.5 of the Company Letter or as may be required under, and other applicable requirements of, the Exchange Act, the HSR Act, the DGCL, the rules and regulations of the NYSE, state securities laws, foreign and supranational laws relating to antitrust and anticompetition clearances, and (b) as may be required in connection with the Taxes described in Section 7.7, neither the execution, delivery or performance of this Agreement by Parent and Sub nor the consummation by Parent and Sub of the transactions contemplated hereby will (i) result in any breach of any provision of the respective certificate of incorporation or by-laws of Parent or Sub, (ii) require Parent or Sub to make any notice to, or filing with, or permit, authorization, consent or approval of, any Governmental Entity, (iii) result in a breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, or result in a loss of benefit under, any of the terms, conditions or provisions of any Contract to which Parent or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound, (iv) violate any law, order, writ, injunction, judgment, decree, statute, rule or regulation applicable to Parent, any of its Subsidiaries or any of their properties or assets or (v) require Parent or any of its Subsidiaries (including Sub) to make any payment to any third Person.

        Section 5.4    Information Supplied.     None of the information supplied or to be supplied by Parent or Sub or any of their representatives specifically for inclusion or incorporation by reference in the Proxy Statement will, at the time the Proxy Statement is first mailed to the Company's stockholders or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, except that no representation or warranty is made by Parent or Sub with respect to statements made or incorporated by reference therein based on information supplied by the Company or any of its representatives specifically for inclusion or incorporation by reference therein.

        Section 5.5    Litigation.     There is no suit, claim, action, arbitration, proceeding or investigation pending or, to the Knowledge of Parent, threatened against Parent or any of its Subsidiaries (including Sub) that would reasonably be expected to prevent or materially impair or delay the consummation of the Merger or any of the other transactions contemplated hereby. None of Parent or any of its Subsidiaries (including Sub) is subject to or bound by any outstanding judgment, settlement, order, writ, injunction, award or decree that would reasonably be expected to prevent or materially delay or impede the consummation of the Merger or any of the other transactions contemplated hereby.

        Section 5.6    Capitalization of Sub; Operations of Parent and Sub.     The authorized capital stock of Sub consists solely of 1,000 shares of Common Stock, par value $0.01 per share, all of which are validly issued and outstanding. All of the issued and outstanding capital stock of Sub is, and at the Effective Time will be, owned by Parent or a direct or indirect wholly-owned Subsidiary of Parent. Neither Parent nor Sub has conducted any business prior to the date hereof and neither Parent nor Sub has, and prior to the Effective Time will not have any, assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the Merger and the other transactions contemplated by this Agreement, including the Financing.

        Section 5.7    Financing.

          (a)   Parent has delivered to the Company true and complete copies of (i) executed commitment letters from each Equity Provider to provide equity financing in an aggregate amount set forth therein (the "Equity Funding Letters") and (ii) executed commitment letters (the "Debt Commitment Letters", and, together with the Equity Funding Letters, the "Financing Letters") from Citigroup Global Markets Inc., Credit Suisse Cayman Islands Branch, Credit Suisse Securities (USA) LLC, Deutsche Bank AG Cayman Islands Branch, Deutsche Bank Securities Inc., Goldman Sachs Credit Partners L.P., HSBC Bank USA, National Association, HSBC Securities (USA) Inc., Lehman Commercial Paper Inc., Lehman Brothers Commercial Bank, Lehman Brothers Inc. and Merrill Lynch Capital Corporation to provide debt financing in an aggregate amount set forth therein (being collectively referred to as the "Debt Financing," and together with the financing referred to in clause (i) being collectively referred to as the "Financing"). Other than as permitted pursuant to Section 7.11(a), none of the Equity Funding Letters or Debt Commitment Letters has been amended or modified, no such amendment or modification is contemplated, and the respective commitments contained in such letters have not been withdrawn or rescinded in any respect. Parent or Sub has fully paid any and all commitment fees or other fees in connection with the Equity Funding Letters and the Debt Commitment Letters that are payable on or prior to the date hereof and the Equity Funding Letters and the Debt Commitment Letters (or, if applicable, any alternative debt commitment letters entered into pursuant to Section 7.11(a)) are in full force and effect and are the valid, binding and enforceable obligations of Parent and Sub and, to the Knowledge of Parent, the other parties thereto. Subject to Section 7.11(c) and Section 7.14, one or more of the Debt Commitment Letters may, in accordance with the provisions of this Agreement, be superseded at the option of Parent after the date of this Agreement but prior to the Effective Time by instruments (the "New Debt Commitment Letters") replacing existing Debt Commitment Letters, provided that the terms of the New Debt Commitment Letters shall not (A) expand upon the conditions precedent to the Debt Financing set forth in the Debt Commitment Letters as of the date hereof or (B) materially delay the Closing. In such event, the term "Debt Commitment Letters" as used herein shall be deemed to include the Debt Commitment Letters that are not so superseded at the time in question and the New Debt Commitment Letters to the extent then in effect. There are no conditions precedent or other contingencies related to the funding of the full amount of the Financing, other than as set forth in or expressly contemplated by the Equity Funding Letters or the Debt Commitment Letters.

  Assuming the Financing is funded and assuming the accuracy of the representations and warranties set forth in Section 4.3, the net proceeds contemplated by the Equity Funding Letters and the Debt Commitment Letters will in the aggregate be sufficient for Sub and the Surviving Corporation to pay the Aggregate Merger Consideration (and any other repayment or refinancing of debt contemplated by this Agreement or the Equity Funding Letters or the Debt Commitment Letters) and any other amounts required to be paid in connection with the consummation of the transactions contemplated by this Agreement and to pay all related fees and expenses. As of the date of this Agreement, no event has occurred which, with or without notice, lapse of time or both, would constitute a default on the part of Parent or Sub under the Equity Funding Letters or the Debt Commitment Letters, and, as of the date of this Agreement, Parent does not have any reason to believe that any of the conditions to the Financing will not be satisfied or that the Financing will not be available to Parent or Sub on the date of the Closing.

          (b)   Neither Parent, Sub nor any member of the Equity Provider Group has (i) retained any financial advisor on an exclusive basis other than (A) financial advisors to which the Strategic Review Committee or the Company has consented (which consent shall not be unreasonably withheld, delayed or conditioned) and (B) Affiliates of any member of the Equity Provider Group or (ii) entered into any Contract with any bank or investment bank or other potential provider of debt or equity financing on an exclusive basis (or otherwise on terms that would prohibit such provider from providing or seeking to provide such financing to any third party in connection with a transaction relating to the Company or its Subsidiaries), in the case of clauses (i) and (ii), in connection with the Merger or the other transactions contemplated hereby, except, in the case of clause (ii), for such actions taken after the No-Shop Period Start Date to the extent permitted pursuant to the second sentence of Section 7.11(c). Neither Parent, Sub nor any member of the Equity Provider Group has caused or induced any Person to take any action that, if taken by Parent, Sub or any member of the Equity Provider Group, would be a breach of, or would cause to be untrue, any of the representations in this Section 5.7(b).

        Section 5.8    Limited Guarantees.     Concurrently with the execution of this Agreement, Parent has caused the Guarantors to deliver to the Company duly executed Limited Guarantees. Each Limited Guarantee is in full force and effect and is the valid, binding and enforceable obligation of the applicable Guarantor, and no event has occurred, which, with or without notice, lapse of time or both, would constitute a default on the part of such Guarantor under such Limited Guarantee.

        Section 5.9    Brokers.     No broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent or Sub for which the Company could have any liability prior to the Closing.

        Section 5.10    Solvency.     As of the Effective Time, assuming (i) satisfaction of the conditions to Parent's and Sub's obligation to consummate the Merger, or waiver of such conditions, (ii) the accuracy of the representations and warranties of the Company set forth in Article IV hereof (for such purposes, such representations and warranties shall be true and correct in all material respects without giving effect to any "knowledge", materiality or "Material Adverse Effect" qualification or exception), and (iii) estimates, projections or forecasts provided by the Company to Parent prior to the date hereof have been prepared in good faith on assumptions that were and continue to be reasonable, and after giving effect to the transactions contemplated by this Agreement, including the Financing, and the payment of the Aggregate Merger Consideration, any other repayment or refinancing of existing indebtedness contemplated in this Agreement or the Financing Letters, payment of all amounts required to be paid in connection with the consummation of the transactions contemplated hereby, and payment of all related fees and expenses, each of Parent and the Surviving Corporation will be Solvent as of the Effective Time and immediately after the consummation of the transactions contemplated hereby.

        Section 5.11    Customers and Strategic Partners.     Neither Parent, Sub nor any member of the Equity Provider Group has entered into any Contract with any Material Customer existing on the date hereof or any strategic partner of the Company or any of its Subsidiaries (including any Person that has an ownership interest in a Specified Alliance) existing on the date hereof on an exclusive basis (or otherwise on terms that would materially impair the ability of any other Person to make or consummate a Takeover Proposal) relating to the transactions contemplated by this Agreement. Neither Parent, Sub nor any member of the Equity Provider Group has caused or induced any Person to take any action that, if taken by Parent, Sub or any member of the Equity Provider Group, would be a breach of, or would cause to be untrue, any of the representations in this Section 5.11. For purposes of this Section 5.11 and Section 7.14, a Contract with a Material Customer or strategic partner is exclusive with respect to the transactions contemplated by this Agreement only if by its terms such Contract relates to the transactions contemplated by this Agreement and is entered into outside the ordinary course of business and in such Contract the Material Customer or strategic partner agrees to treat Parent, Sub and its Affiliates more favorably than any other Person or group of Persons seeking to make a Takeover Proposal.

        Section 5.12    Tax Matters.     During the two-year period prior to the Distribution Date, there was no "agreement, understanding, arrangement or substantial negotiations" regarding the transactions contemplated by this Agreement or any transaction to which such contemplated transactions are "similar", in each case within the meaning of Treas. Reg. § 1.355-7.

ARTICLE VI

COVENANTS RELATING TO CONDUCT OF BUSINESS

        Section 6.1    Conduct of Business by the Company Pending the Merger.     Except as (x) required by applicable law, (y) expressly contemplated by this Agreement (including as permitted or required by Section 7.10) or (z) otherwise set forth on Item 6.1 of the Company Letter, during the period from the date of this Agreement until the Effective Time (or such earlier date on which this Agreement may be terminated) the Company shall, and shall cause each of its Subsidiaries to, carry on its business in all material respects in the ordinary course consistent with past practice. To the extent consistent with the foregoing, the Company and its Subsidiaries shall use their respective reasonable best efforts to preserve their business organizations intact and maintain existing relations and goodwill with Governmental Entities, alliances, customers, suppliers, employees and business associates. Without limiting the generality of the foregoing, and except as (x) required by applicable law, (y) expressly contemplated by this Agreement (including as permitted or required by Section 7.10) or (z) otherwise set forth in Item 6.1 of the Company Letter, during such period, the Company shall not, and shall not permit any of its Subsidiaries to, without the prior written consent of Parent (which consent shall not be unreasonably withheld, delayed or conditioned):

          (a)   (i)    declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock or equity interests, except for dividends by a wholly-owned Subsidiary of the Company to its parent and quarterly dividends made by the Company in an amount not to exceed $0.03 per Share per quarter with record dates and payment dates consistent with the Company's past practice for the comparable quarter; provided that no quarterly dividend will be paid with respect to the quarter in which the Effective Time occurs if the payment date would be after the Effective Time, or (ii) other than in the case of wholly-owned Subsidiaries, split, combine or reclassify any of its capital stock or equity interests or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or equity interests or redeem, purchase or otherwise acquire any of its capital stock or equity interests, except for the repurchase of Shares at then current market prices (A) pursuant to the Company Stock Purchase Plan to the extent permitted pursuant to Section 7.2(c), (B) in connection with the delivery or award of Restricted Stock awarded in accordance with Item 6.1 of the Company Letter or (C) to satisfy the Company's obligation to deliver Shares upon the exercise of Company Stock Options outstanding on the date hereof;

          (b)   issue, deliver, sell, pledge, grant, transfer or otherwise encumber any shares of its capital stock or equity interests, any other voting securities or any securities convertible into, or any rights, warrants or options to acquire, any such shares or interests, voting securities or convertible securities, other than (i) the issuance of Shares pursuant to Company Stock Options outstanding as of the date hereof previously issued under the Company Stock Plans, (ii) the issuance of Shares pursuant to the Chase Warrant, (iii) the issuance of any shares of capital stock or equity interests to the Company or any wholly-owned Subsidiary of the Company, and (iv) the delivery and sale of Shares under the Company Stock Purchase Plan to the extent permitted by Section 7.2(c);

          (c)   amend the Certificate of Incorporation or By-laws of the Company or other similar organizational documents of any of its Significant Subsidiaries;

          (d)   other than transactions that would be permissible under clause (e) below, acquire (by merger, consolidation, purchase of stock or assets or otherwise), or agree to so acquire any entity, business or assets that constitute a business or division of any Person having a purchase price in excess of $25 million individually or $50 million in the aggregate;

          (e)   make or agree to make any capital expenditure (including customer conversion costs and customer signing bonuses), other than (i) with respect to each quarter, capital expenditures for such quarter not in excess of the amount contemplated by the capital budget of the Company described in Item 6.1 of the Company Letter (and in the case of January 2008, if applicable, capital expenditures in an amount not to exceed the amount of capital expenditures by the Company in January 2007 plus 1%) and (ii) to the extent available based on the principles set forth in Item 6.1 of the Company Letter, up to an aggregate amount of $10 million;

          (f)    sell, lease, license, encumber or otherwise dispose of (by merger, consolidation, sale of stock or assets or otherwise), or agree to sell, lease, license, encumber or otherwise dispose of, any entity, business or assets having a current value in excess of $50 million in the aggregate;

          (g)   repurchase, prepay, defease, cancel, acquire, incur, guarantee or endorse or otherwise become responsible for (whether directly or indirectly, contingently or otherwise) or modify any Indebtedness, except for Indebtedness incurred, guaranteed or repaid in the ordinary course of business consistent with past practice (i) under the Company's existing revolving credit facility or the extension or refinancing thereof, (ii) under commercial paper borrowings, (iii) to refinance Indebtedness as such Indebtedness matures and using commercially reasonable efforts to obtain comparable terms and conditions; provided that any refinancing shall not contain any new prepayment penalties, (iv) by drawing under outstanding letters of credit; or (v) to finance any acquisition listed on Item 6.1 of the Company Letter or permitted under Section 6.1(d); provided that no such action otherwise permitted by clause (i) through (v) shall be taken if it would reasonably be expected to impede in any material respect the Debt Financing or cause a breach of any provisions of the Debt Commitment Letters or cause any condition set forth in the Debt Commitment Letters not to be satisfied;

          (h)   other than in the ordinary course of business, make any loans, advances or capital contributions to, or investments in, any other Person (other than the Company or any Subsidiary of the Company) in excess of $1 million in the aggregate;

          (i)    except as required pursuant to any Benefit Plan or permitted by clause (b): (A) increase the salary or wages payable or to become payable to its directors, executive officers or employees, except for increases required under any employment agreement existing on the date hereof that has been made available to Parent prior to the date hereof and except for increases for employees (other than executive officers) of the Company or any of its Subsidiaries in the ordinary course of business consistent with past practice; (B) enter into any employment, change in control or severance arrangement with any director, executive officer or employee, except in the case of employees (other than executive officers) of the Company or any of its Subsidiaries in the ordinary course of business consistent with past practice or (C) establish, adopt, enter into or amend in any material respect any Benefit Plan;

          (j)    except as may be required by GAAP or as a result of a change in law, make any material change in its principles, practices, procedures and method of accounting;

          (k)   other than in the ordinary course of business consistent with past practice, (i) make any material Tax election, (ii) enter into any settlement or compromise of any material Tax liability, (iii) surrender any right to claim a material Tax refund or (iv) change any method of tax accounting or any tax accounting period;

          (l)    settle, release, waive or compromise any pending or threatened suit, action, claim, arbitration, mediation, inquiry, proceeding or investigation of or against the Company or any of its Subsidiaries (A) for an amount in excess of $15 million in the aggregate, (B) entailing the incurrence of (1) any obligation or liability of the Company in excess of such amount, including costs or revenue reductions, (2) obligations that would impose any material restrictions on the business or operations of the Company or its Subsidiaries, or (C) that is brought by any current, former or purported holder of any capital stock or debt securities of the Company or any Subsidiary relating to the transactions contemplated by this Agreement;

          (m)  merge or consolidate the Company or any of its Subsidiaries with and into any other Person, other than, in the case of any Subsidiary of the Company, to effect any acquisition permitted by clause (d) or any disposition permitted by clause (f);

          (n)   adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries;

          (o)   except to the extent permitted by any other clause of this Section 6.1, (A) enter into any Contract to provide services which the Company expects would result in revenue (excluding pass-through revenues (i.e., postage, other reimbursables and debit network fees)) to the Company or any of its Subsidiaries of $15,000,000 or more on an annual basis (B) enter into, terminate (other than at the end of a term) or materially amend in a manner adverse to the Company or any of its Subsidiaries any Material Contract or Contract that, if in effect on the date hereof, would have been a Material Contract, or (C) waive any material default under, or release, settle or compromise any material claim against the Company or liability or obligation owing to the Company under any Material Contract;

          (p)   fail to maintain in full force and effect material insurance policies covering the Company and its Subsidiaries and their respective properties, assets and businesses in a form and amount consistent with past practice unless the Company determines in its reasonable commercial judgment that the form or amount of such insurance should be modified; or

          (q)   authorize, agree or commit to do any of the foregoing.

        Section 6.2    Solicitation; Change in Recommendation.

          (a)   During the period beginning on the date of this Agreement and continuing until 12:01 a.m. (New York City time) on the 51st day following the date of this Agreement (the "No-Shop Period Start Date"), the Company and its Subsidiaries and their respective officers, directors, employees, agents, advisors and other representatives (such Persons, together with the Subsidiaries of the Company, collectively, the "Company Representatives") shall have the right to: (i) initiate, solicit, facilitate and encourage Takeover Proposals, including by way of providing access to non-public information to any other Person or group of Persons pursuant to an Acceptable Confidentiality Agreement; provided that the Company shall promptly make available to Parent and Sub any material non-public information concerning the Company or its Subsidiaries that is made available to any Person given such access which was not previously made available to Parent and Sub; and (ii) enter into and maintain or continue discussions or negotiations with respect to Takeover Proposals or otherwise cooperate with or assist or participate in, or facilitate any inquiries, proposals, discussions or negotiations regarding a Takeover Proposal. For purposes of this Agreement, "Acceptable Confidentiality Agreement" means a confidentiality agreement that contains provisions that are no less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement (it being understood and agreed that such confidentiality agreement need not prohibit the making or amendment of any Takeover Proposal). From the date of this Agreement until the Effective Time or, if earlier, the termination of this Agreement in accordance with Article IX, the Company shall use commercially reasonable efforts (it being understood such efforts do not include an obligation to commence litigation) to enforce the employee non-solicit/no-hire provisions of any confidentiality agreement entered into with any Person whether prior to, on or after the date of this Agreement and the provision thereof requiring the other party thereto to keep confidential any proprietary, confidential information about the Company obtained by such Person pursuant to such confidentiality agreement (it being understood that the Company may provide any consent and grant any approval contemplated by any such confidentiality agreement).

          (b)   Except as permitted by this Section 6.2 and except as may relate to any Excluded Party, the Company and its Subsidiaries and their respective directors and officers shall, and the Company shall use its reasonable best efforts to cause the other Company Representatives, to (i) on the No-Shop Period Start Date, immediately cease any discussions or negotiations with any Persons that may be ongoing with respect to a Takeover Proposal; and (ii) from the No-Shop Period Start Date until the Effective Time or, if earlier, the termination of this Agreement in accordance with Article IX, not (A) solicit, initiate or knowingly facilitate or encourage (including by way of furnishing non-public information other than in the ordinary course of business) any inquiries regarding, or the making of any proposal or offer that constitutes, or could reasonably be expected to result in, a Takeover Proposal or (B) engage in, continue or otherwise participate in any discussions or negotiations regarding a Takeover Proposal. No later than two Business Days after the No-Shop Period Start Date, the Company shall notify Parent in writing of the number of Excluded Parties and the Company shall provide to Parent (within such two Business Day time frame), at the Company's option, either (1) a copy of any Takeover Proposal from an Excluded Party (which, at the option of the Company, may be redacted to remove the identity of the Excluded Party) or (2) a written summary of the material terms of any Takeover Proposal from an Excluded Party (it being understood that such material terms do not have to include the identity of the Excluded Party).

          (c)   Notwithstanding anything to the contrary contained in Section 6.2(b) but subject to the last sentence of this Section 6.2(c), if, at any time on or after the No-Shop Period Start Date and prior to obtaining the Company Stockholder Approval, the Company or any of the Company Representatives receives a written Takeover Proposal by any Person or group of Persons, which

  Takeover Proposal was made on or after the No-Shop Period Start Date, (A) the Company and Company Representatives may contact such Person or group of Persons to clarify the terms and conditions thereof and (B) if the Company Board or any committee thereof determines in good faith (i) after consultation with a financial advisor of nationally recognized reputation, such as Morgan Stanley or Evercore, that such Takeover Proposal constitutes or could reasonably be expected to lead to a Superior Proposal and (ii) after consultation with outside legal counsel, that failure to take such action could be inconsistent with its fiduciary duties under applicable law, the Company and Company Representatives may (x) furnish, pursuant to an Acceptable Confidentiality Agreement, information (including non-public information) with respect to the Company and its Subsidiaries to the Person or group of Persons who has made such Takeover Proposal and (y) engage in or otherwise participate in discussions and negotiations regarding such Takeover Proposal. From and after the No-Shop Period Start Date, the Company shall promptly advise Parent of the receipt by the Company of any Takeover Proposal made on or after the No-Shop Period Start Date or any request for non-public information made by any Person or group of Persons that has informed the Company it is considering making a Takeover Proposal or any request for discussions or negotiations with the Company or the Company Representatives relating to a Takeover Proposal (in each case within 48 hours of receipt thereof), and the Company shall provide to Parent (within such 48 hour time frame), at the Company's option, either (i) a copy of any such Takeover Proposal made in writing provided to the Company or any of its Subsidiaries (which, at the option of the Company, may be redacted to remove the identity of the Person or group of Persons making the Takeover Proposal) or (ii) a written summary of the material terms of such Takeover Proposal (it being understood that such material terms do not have to include the identity of the Person or group of Persons making the Takeover Proposal). Following the No-Shop Period Start Date, the Company shall keep Parent informed on a prompt basis of any material change to the terms and conditions of any Takeover Proposal (which, for the avoidance of doubt, includes any amendment or modification to any Takeover Proposal made by an Excluded Party). The Company agrees that it and its Subsidiaries will not enter into any confidentiality agreement with any Person subsequent to the date hereof which prohibits the Company from providing such information to Parent. Notwithstanding the foregoing, the parties agree that, notwithstanding the commencement of the obligations of the Company under Section 6.2(b) on the No-Shop Period Start Date, the Company may continue to engage in the activities described in clause (i) and/or (ii) of Section 6.2(a) with respect to any Excluded Parties on and after the No-Shop Period Start Date, including with respect to any amended or revised proposal submitted by such Excluded Parties on or after the No-Shop Period Start Date, and this Section 6.2(c) shall not apply with respect thereto; provided that to the extent set forth therein, the provisions of Section 6.2(f) shall apply.

          (d)   For purposes of this Agreement, "Takeover Proposal" means any proposal or offer, on its most recently amended and modified terms, from any Person or group of Persons (other than Parent and its Affiliates) relating to any direct or indirect acquisition or purchase of 15% or more of the consolidated assets (including equity securities of the Subsidiaries of the Company) or consolidated revenues of the Company and its Subsidiaries or 15% or more of the Shares then outstanding, any tender offer or exchange offer that if consummated would result in any Person beneficially owning 15% or more of the Shares then outstanding, and any merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company that if consummated would result in holders of Shares immediately prior to such transaction owning less than 85% of the outstanding voting power of the Company or the resulting parent entity of the Company immediately following such transaction, other than the transactions contemplated by this Agreement. For purposes of this Agreement, a "Superior Proposal" means any Takeover Proposal, on its most recently amended and modified terms (with all percentages in the definition of Takeover Proposal changed to 50%), that is on terms that the Company Board or any committee thereof determines in its good faith judgment (after consultation with a financial advisor of nationally recognized reputation, such as Morgan Stanley or Evercore) would, if consummated, be more favorable to the Company's stockholders from a financial point of view than the transactions contemplated hereby (x) after taking into account the likelihood and timing of consummation (as compared to the transactions contemplated hereby) and (y) after taking into account all material legal, financial (including the financing terms of any such Takeover Proposal), regulatory or other aspects of such Takeover Proposal.

          (e)   Except as set forth in this Section 6.2, neither the Company Board nor any committee thereof shall (i) withdraw or modify, or propose publicly to withdraw or modify in a manner adverse to Parent, the Company Recommendation; (ii) approve or recommend, or propose publicly to approve or recommend, any Takeover Proposal (any of the actions referred to in the foregoing clauses (i) and (ii), whether taken by the Company Board or a committee thereof, an "Adverse Recommendation Change"); or (iii) cause or allow the Company or any of its Subsidiaries to enter into any letter of intent, acquisition agreement or any similar agreement or understanding (other than an Acceptable Confidentiality Agreement) to implement a Takeover Proposal.

          (f)    (i)    Notwithstanding anything to the contrary in this Agreement, at any time prior to obtaining the Company Stockholder Approval, if the Company has received a Takeover Proposal that has not been withdrawn or abandoned and that the Company Board or any committee thereof concludes in good faith constitutes a Superior Proposal after giving effect to all of the adjustments which may be offered by Parent pursuant to clause (2) below, if applicable, the Company Board or any committee thereof may (x) make an Adverse Recommendation Change and/or (y) terminate this Agreement to enter into a definitive agreement with respect to such Superior Proposal if the Company Board or any committee thereof determines in good faith, after consultation with outside counsel, that failure to do so would be inconsistent with its fiduciary duties under applicable law; provided, however, if the Adverse Recommendation Change pursuant to the foregoing clause (x) and/or termination of this Agreement pursuant to the foregoing clause (y) is to be effected, in either case, as the result of receipt by the Company of a Superior Proposal that is not an Excluded Superior Proposal, then the Company Board or a committee thereof may not effect an Adverse Recommendation Change pursuant to the foregoing clause (x) and/or terminate this Agreement pursuant to the foregoing clause (y) unless:

            (1)   the Company shall have provided prior written notice to Parent and Sub, at least five calendar days in advance (the "Notice Period"), of its intention to effect an Adverse Recommendation Change in response to such Superior Proposal and/or to terminate this Agreement to enter into a definitive agreement with respect to such Superior Proposal, which notice shall specify the material terms and conditions of any such Superior Proposal (it being understood that such material terms and conditions do not have to include the identity of the Person or group of Persons making the Superior Proposal), and contemporaneously with providing such notice shall have provided a copy of the relevant proposed transaction agreements with the party making such Superior Proposal and other material documents (provided that such copies of such agreements and other material documents, may exclude the identity of the Person or group of Persons making the Superior Proposal); and

            (2)   prior to effecting such Adverse Recommendation Change in response to a Superior Proposal and/or terminating this Agreement to enter into a definitive agreement with respect to such Superior Proposal, the Company shall, and shall cause its legal and financial advisors to, during the Notice Period, negotiate with Parent and Sub in good faith (to the extent Parent and Sub desire to negotiate) to make such adjustments to the terms and conditions of this Agreement so that such Takeover Proposal ceases to constitute a Superior Proposal.

  In the event that during the Notice Period any revisions are made to the Superior Proposal to which the proviso in this Section 6.2(f)(i) applies and the Company Board or any committee thereof in its good faith judgment determines such revisions are material (it being agreed that any change in the purchase price in such Superior Proposal shall be deemed a material revision), the Company shall be required to deliver a new written notice to Parent and Sub and to comply with the requirements of this Section 6.2(f)(i) with respect to such new written notice, except that the Notice Period shall be reduced to two calendar days.

  For purposes of this Agreement, "Excluded Superior Proposal" means any Superior Proposal made at any time by any Excluded Party, provided that the Excluded Party (i) is not (I) a private equity or hedge fund or (II) a Person in which (1) private equity or hedge funds or investors therein who have co-invested therewith, directly or indirectly, as of March 23, 2007 represent 10% or more of the debt or equity financing (excluding debt financing from any commercial bank so long as such commercial bank and its Affiliates are not providing equity financing or debt financing convertible or exchangeable into equity) of such Person or (2) after March 23, 2007, private equity or hedge funds or investors therein who have co-invested therewith, directly or indirectly, provide any additional or new debt or equity financing, and, in the case of each of clause (1) and (2), as to which no private equity or hedge fund, directly or indirectly, has a veto right with respect to the investment and acquisition decisions of such Person or (ii) if the Excluded Party consists of a group of Persons, then (A) Persons representing, directly or indirectly, all of the debt and equity financing (excluding debt financing from any commercial bank so long as such commercial bank and its Affiliates are not providing equity financing or debt financing convertible or exchangeable into equity) of such group are not private equity or hedge funds or investors therein who have co-invested therewith and (B) no private equity or hedge fund or investors therein who have co-invested therewith, directly or indirectly, has a veto right with respect to the investment and acquisition decisions of such group.

          (ii)   In addition to the rights of the Company Board and any committee thereof under clause (i) of this Section 6.2(f) and notwithstanding anything to the contrary in this Agreement, at any time prior to obtaining the Company Stockholder Approval, the Company Board or any committee thereof may, other than in response to any Takeover Proposal, (x) make an Adverse Recommendation Change and/or (y) terminate this Agreement if the Company Board or any committee thereof determines in good faith, after consultation with outside counsel, that the failure to do so would be inconsistent with its fiduciary duties under applicable law; provided that prior to taking either of the actions set forth in the foregoing clause (x) or clause (y), the Company shall take the actions set forth in clauses (1) and (2) of Section 6.2(f)(i) above as if a Superior Proposal that is not an Excluded Superior Proposal had been received by the Company. No Adverse Recommendation Change shall change the approval of the Company Board for purposes of causing any state takeover statute or other state law to be inapplicable to the transactions contemplated by this Agreement.

          (g)   Nothing contained in this Agreement shall prohibit the Company or the Company Board or any committee thereof from complying with Rules 14a-9, 14d-9 or 14e-2 promulgated under the Exchange Act or from making any disclosure to the Company's stockholders if, in the good faith judgment of the Company Board or any committee thereof, after consultation with outside counsel, the failure to do so would be inconsistent with its fiduciary duties under applicable law or is otherwise required under applicable law; provided, however, that neither the Company nor the Company Board (or any committee thereof) shall be permitted to recommend that the Company stockholders tender any securities in connection with any tender or exchange offer (or otherwise approve, endorse or recommend any Takeover Proposal), unless in each case, in connection therewith, the Company Board (or any committee thereof) effects an Adverse Recommendation Change; provided further that any such disclosure (other than a "stop, look and listen" communication or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act) shall be deemed to be an Adverse Recommendation Change unless the Company

  Board or any committee thereof expressly reaffirms the Company Recommendation at least two Business Days prior to the Stockholders Meeting if Parent has delivered to the Company a written request to so reaffirm at least 48 hours (or if 48 hours is impracticable, as far in advance as is practicable) prior to the time such reaffirmation is to be made.

        Section 6.3    Conduct of Business of Parent and Sub Pending the Merger.     During the period from the date of this Agreement through the Effective Time, neither Parent nor Sub shall engage in any activity of any nature except actions taken in connection with this Agreement and the Financing, including any syndication or sell down of the Financing (to the extent not prohibited by Article VII).

        Section 6.4    No Control of Other Party's Business.     Nothing contained in this Agreement is intended to give Parent, directly or indirectly, the right to control or direct the Company's or its Subsidiaries' operations prior to the Effective Time, and nothing contained in this Agreement is intended to give the Company, directly or indirectly, the right to control or direct Parent or its Subsidiaries' operations. Prior to the Effective Time, each of Parent and the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries' respective operations.

ARTICLE VII

ADDITIONAL AGREEMENTS

        Section 7.1    Employee Benefits.

          (a)   For a period of not less than two years after the Effective Time, the Surviving Corporation shall provide all individuals who are employees of the Company or any of its Subsidiaries as of the Effective Time (including employees who are not actively at work on account of illness, disability or leave of absence) (the "Retained Employees"), while employed by the Surviving Corporation or its Subsidiaries, with salary, cash incentive compensation opportunities (excluding any equity-based compensation opportunities), pension and welfare benefits and perquisites that are substantially comparable in the aggregate to the salary, cash incentive compensation opportunities (excluding any equity-based compensation opportunities), pension and welfare benefits and perquisites provided to such Retained Employees immediately prior to the Effective Time. Nothing contained in this Section 7.1 shall be deemed to grant any employee any right to continued employment after the Effective Time, ensure a continued amount of commission-based compensation or interfere with the Surviving Corporation's right or obligation to make such changes as are necessary to conform to applicable law. Parent shall take all necessary action so that each Retained Employee shall after the Effective Time continue to be credited with the unused vacation and sick leave credited to such employee through the Effective Time under the applicable vacation and sick leave policies of the Company and its Subsidiaries, and Parent shall permit or cause the Company, the Surviving Corporation and their Subsidiaries to permit such employees to use such vacation and sick leave in accordance with such policies. Parent shall take all necessary action so that, for all purposes under each employee benefit plan (other than for purposes of benefit accrual under a defined benefit pension plan) maintained by Parent or any of its Subsidiaries in which Retained Employees become eligible to participate as of or after the Effective Time, each such person shall be given credit for all service with the Company and its Subsidiaries recognized by the Company immediately prior to the Effective Time.

          (b)   Except as otherwise provided in this Section 7.1 or in Section 7.2, nothing in this Agreement shall be interpreted as limiting the power of the Surviving Corporation to amend or terminate any particular Benefit Plan or as requiring the Surviving Corporation to continue (other than as required by its terms) any written Employment Agreement.

          (c)   Parent shall cause the Surviving Corporation and its Subsidiaries to assume, maintain and honor the bonus and incentive programs for Retained Employees existing as of the Effective Time and to pay to the Retained Employees the bonuses they earn under such programs pursuant to the terms thereof at the end of the applicable bonus determination period that includes the Effective Time. For a period of not less than two years after the Effective Time, Parent shall cause the Surviving Corporation to maintain, without any modification that is adverse to any Retained Employee, the Company Severance/Change in Control Policies.

          (d)   Parent shall, or shall cause the Company and the Surviving Corporation to, (i) waive all limitations as to preexisting conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to the Retained Employees and former employees of the Company and its Subsidiaries under any welfare or fringe benefit plan in which such employees and former employees may be eligible to participate after the Effective Time, other than limitations or waiting periods that are in effect with respect to such employees and that have not been satisfied under the corresponding welfare or fringe benefit plan maintained by the Company or its Subsidiaries for the Retained Employees and former employees prior to the Effective Time, and (ii) provide each Retained Employee and former employee with credit under any welfare plans in which such employee or former employee becomes eligible to participate after the Effective Time for any co-payments and deductibles paid by such Retained Employee or former employee for the then current plan year under the corresponding welfare plans maintained by the Company or its Subsidiaries prior to the Effective Time. Immediately following the Effective Time, the parties shall effectuate the necessary amendments to such plans to achieve the intent of this Section 7.1(d).

          (e)   The parties do not intend for this Agreement to amend any Benefit Plans or the terms of any sub-agreements or sub-plans, terms and conditions, restrictive covenants, or participation requirements thereof, except and to the extent such amendment is explicitly contemplated by the express language of this Agreement.

          (f)    The parties acknowledge and agree that the consummation of the Merger will be a "Change in Control" under the Company Stock Plans.

          (g)   Parent, Sub and the Company hereby agree that none of the provisions of this Section 7.1 is intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to enforce any obligations of Parent or the Surviving Corporation contained herein.

        Section 7.2    Equity Awards, Company Stock Purchase Plan and Deferred Compensation Plan.

          (a)   Unless otherwise agreed between Parent and any holder of a Company Stock Option or a Company Stock Unit prior to the Effective Time (but in case of such agreement, only with respect to such Company Stock Options or Company Stock Units held by such person and only to the extent permitted by applicable law), the Company shall take all actions necessary to ensure that, at the Effective Time, each Company Stock Option and Company Stock Unit then outstanding, whether or not then exercisable or vested, shall be cancelled by the Company in consideration for which the holder thereof shall thereupon be entitled to receive promptly after the Effective Time, a cash payment in respect of such cancellation from the Company in an amount (if any) equal to (i) the product of (x) the number of shares of Company Common Stock subject to such Company Stock Option or Company Stock Unit, as applicable, and (y) in the case of each Company Stock Option, the excess, if any, of the Merger Consideration over the exercise price per share of Company Common Stock subject to such Company Stock Option and, in the case of each Company Stock Unit, the Merger Consideration, minus (ii) all applicable federal, state and local Taxes required to be withheld by the Surviving Corporation. The Company shall, to the extent permitted by law, reduce its estimated tax payments due by taking into account, for purpose of the calculation of such payments, all deductions the Company will, upon the closing of the Merger, be entitled to take in respect of any Company Stock Options that are exercised prior to the Effective Time, Restricted Stock that vests as a result of the Merger, and all cash paid in respect of Company Stock Options and Company Stock Units that are canceled in accordance with this Agreement.

          (b)   The Company (acting through the Company Board or any committee thereof administering the applicable Company Stock Plan) shall take all necessary actions to ensure that all unvested Restricted Stock vests immediately prior to the consummation of the Merger. Such Shares shall be considered outstanding for all purposes of this Agreement, including, if applicable, the right to receive the Merger Consideration in accordance with Article III of this Agreement.

          (c)   Effective as of April 1, 2007; the Company shall suspend all rights to purchase shares of Company Common Stock under the Company Stock Purchase Plan; provided that the Company may honor purchase elections made prior to April 1, 2007 with respect to purchases to be made at the end of the first quarter of 2007 in accordance with the terms of the Company Stock Purchase Plan and at the end of the second quarter of 2007 in accordance with the terms of the Company Stock Purchase Plan provided that the Company may only honor such elections by delivery of shares of Common Stock issued and outstanding as of the Capitalization Date which are purchased on the open market for such purpose. The Company shall terminate the Company Stock Purchase Plan as of the Effective Time.

        Section 7.3    Stockholder Approval; Preparation of Proxy Statement.

          (a)   Subject to the terms and conditions of this Agreement, including Section 7.3(b), the Company shall, as soon as practicable after the Proxy Statement is cleared by the SEC for mailing to the Company's stockholders, duly call, give notice of, convene and hold a meeting of its stockholders (including any adjournment or postponement thereof, the "Stockholders Meeting") for the purpose of obtaining the adoption of this Agreement by the Company Requisite Vote (the "Company Stockholder Approval"); provided, however, that the Company shall not be required to hold the Stockholders Meeting if the Company Board or any committee thereof, after consultation with outside counsel, reasonably believes that holding the Stockholders Meeting would be inconsistent with its fiduciary duties under applicable law. The Company shall, through the Company Board or any committee thereof, but subject to the right of the Company Board or any committee thereof to make an Adverse Recommendation Change pursuant to Section 6.2(f)(i) or Section 6.2(f)(ii), recommend to its stockholders that the Company Stockholder Approval be given (the "Company Recommendation") and shall include the Company Recommendation in the Proxy Statement, and, unless there has been an Adverse Recommendation Change, the Company shall take all reasonable lawful action to solicit the Company Stockholder Approval. Notwithstanding anything to the contrary contained in this Agreement, the obligation of the Company to call, give notice and hold the Stockholders Meeting shall not be limited or otherwise affected by an Adverse Recommendation Change unless this Agreement is terminated in accordance with its terms.

          (b)   The Company shall prepare (with the assistance of Parent) and file a preliminary Proxy Statement as soon as practicable following the date hereof with the SEC and shall use its reasonable efforts to respond (with the assistance of Parent) to any comments of the SEC or its staff, and, to the extent permitted by law, to cause the Proxy Statement to be mailed to the Company's stockholders as promptly as practicable after responding to all such comments to the satisfaction of the staff; provided that the Company shall not be required to mail the Proxy Statement prior to the No-Shop Period Start Date. The Company shall notify Parent promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or for additional information and will supply Parent with copies of all correspondence between the Company or any of the Company

  Representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement or the transactions contemplated by this Agreement. If at any time prior to the Stockholders Meeting there shall occur any event that should be set forth in an amendment or supplement to the Proxy Statement, the Company shall promptly prepare (with the assistance of Parent) and mail to its stockholders such an amendment or supplement, in each case to the extent required by applicable law. Parent shall cooperate with the Company in the preparation of the Proxy Statement or any amendment or supplement thereto. Notwithstanding anything to the contrary stated above, prior to filing or mailing the Proxy Statement or filing any other required filings (or, in each case, any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, the Company shall provide Parent with an opportunity to review and comment on such document or response and shall include in such document or response comments reasonably proposed by Parent.

        Section 7.4    Access to Information.     Upon reasonable notice and subject to the terms of the Confidentiality Agreement, dated February 19, 2007, between the Company and KKR, as the same may be amended, supplemented or modified (the "Confidentiality Agreement"), the Company shall, and shall cause each of its Subsidiaries to, afford to Parent and Representatives of KKR (as defined in the Confidentiality Agreement), reasonable access, during normal business hours during the period prior to the Effective Time, to all their respective properties, books, contracts, commitments and records, and during such period, the Company shall (and shall cause each of its Subsidiaries to) make available to Parent (a) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of the federal or state securities laws or the federal Tax laws, and (b) all other information and documents concerning its business, properties and personnel as Parent may reasonably request; provided, however, that such access and information shall only be provided to the extent that in the reasonable good faith judgment of the Company, after consultation with legal counsel, such access or the provision of such information would not violate applicable law; provided, further, that the foregoing shall not require the Company (i) to permit any inspection, or to disclose any information, that in the reasonable judgment of the Company would result in the disclosure of any trade secrets of third Persons or violate any of its obligations with respect to confidentiality if the Company shall have used reasonable efforts to obtain the consent of such third Person to such inspection or disclosure and such consent was not obtained or (ii) to disclose any privileged information of the Company or any of its Subsidiaries so long as the Company has taken all reasonable steps to permit inspection of or to disclose information described in this clause (ii) on a basis that does not compromise the Company's or such Subsidiary's privilege with respect thereto. The parties shall seek appropriate substitute disclosure arrangements under circumstances in which the proviso to the immediately proceeding sentence applies. All requests for information made pursuant to this Section 7.4 shall be directed to such Person as may be designated by the Strategic Review Committee. In no event shall the Company be required to supply to Parent, or Parent's officers, employees, accountants, counsel or other representatives, any information relating to indications of interest from, or discussions with, any other potential acquirors of the Company, except to the extent necessary for use in the Proxy Statement or as required by Section 6.2. In the event of a termination of this Agreement for any reason, Parent shall promptly return or destroy, or cause to be returned or destroyed, all nonpublic information so obtained from the Company or any of its Subsidiaries and any copies made of such documents for Parent. Parent shall hold, and shall cause Representatives of KKR (as defined in the Confidentiality Agreement) to hold, all information received from the Company or any of its Subsidiaries or their respective representatives, directly or indirectly, in confidence in accordance with the Confidentiality Agreement. No investigation by any of the parties or their respective Representatives shall affect the representations, warranties, covenants, or agreements of the other parties set forth herein.

        Section 7.5    Fees and Expenses.

          (a)   Except as provided below in this Section 7.5, Section 7.11(b) and Section 7.11(d), all fees and expenses incurred in connection with the Merger, this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated.

          (b)   The Company shall pay, or cause to be paid, by wire transfer of same day funds as directed by Parent (x) the Termination Fee or (y) the Parent Expenses up to a maximum amount not to exceed $40 million, under the circumstances and at the times set forth as follows:

            (i)    if Parent terminates this Agreement under Section 9.1(d), the Company shall pay the Termination Fee as promptly as reasonably practicable (and, in any event, within two Business Days following such termination);

            (ii)   if the Company terminates this Agreement under Section 9.1(e)(i) or Section 9.1(e)(ii), the Company shall pay the Termination Fee on the date of such termination;

            (iii)  if the Company or Parent terminates this Agreement under Section 9.1(b)(i) or 9.1(b)(iii) and, in the case of a termination under Section 9.1(b)(i), after the date hereof and prior to such termination or, in the case of a termination under Section 9.1(b)(iii), after the date hereof and prior to the Stockholders Meeting, a written Takeover Proposal shall have been made to the Company or publicly announced by any Person or group of Persons or any Person or group of Persons shall have publicly announced that it or they will make a Takeover Proposal and, in each case, such Takeover Proposal shall not have been withdrawn or abandoned by such Person or group of Persons or rejected by the Company, which rejection shall have been made publicly if such Takeover Proposal or such intent to make a Takeover Proposal was made publicly (provided that in the case of a rejection by the Company of such Takeover Proposal, the Company does not enter into a definitive agreement providing for a Takeover Proposal and a Takeover Proposal is not consummated (with all percentages in the definition of Takeover Proposal changed to 50%) with such Person or group of Persons within 12 months after the date of termination), in the case of a termination under Section 9.1(b)(i), prior to such termination or, in the case of a termination under Section 9.1(b)(iii), no later than 3 Business Days prior to the Stockholders Meeting, then (A) the Company shall pay the Parent Expenses on the date of such termination and (B) if, within twelve months after such termination, the Company shall enter into a definitive agreement providing for a Takeover Proposal (with all percentages in the definition of Takeover Proposal changed to 50%) or a Takeover Proposal (with all percentages in the definition of Takeover Proposal changed to 50%) shall be consummated, the Company shall pay the Termination Fee, less the amount of any Parent Expenses previously paid, concurrently with the earlier of the entering into of such definitive agreement or the consummation of such Takeover Proposal; and

            (iv)  if Parent terminates this Agreement under Section 9.1(c) as a result of a willful breach by the Company of this Agreement if at the time of such termination there is no state of facts or circumstances that would cause the conditions set forth in Section 8.1 not to be satisfied on or prior to the Termination Date (other than any state of facts or circumstances that would permit Parent to terminate this Agreement under Section 9.1(c)), the Company shall pay the Parent Expenses on the date of such termination.

          (c)   In the event that this Agreement is terminated by the Company pursuant to:

            (i)    Section 9.1(f)(i) due to any breach of Section 5.7(b), 5.11, 7.11(c) or 7.14 if at the time of such termination there is no state of facts or circumstances that would cause the conditions set forth in Section 8.1 not to be satisfied on or prior to the Termination Date

    (other than any state of facts or circumstances that would permit the Company to terminate this Agreement under Section 9.1(f)(i)), then Parent shall pay or cause to be paid $700 million (the "Parent Termination Fee") to the Company or as directed by the Company as promptly as reasonably practicable (and, in any event, within two Business Days following such termination), in each case by wire transfer of same day funds;

            (ii)   Section 9.1(f)(ii), then Parent shall pay or cause to be paid the Parent Termination Fee to the Company or as directed by the Company as promptly as reasonably practicable (and, in any event, within two Business Days following such termination), in each case by wire transfer of same day funds; and

            (iii)  Section 9.1(f)(i) due to a willful breach by Parent or Sub of this Agreement (other than a breach for which the Company receives a Parent Termination Fee pursuant to clause (i) of this Section 7.5(c)) if at the time of such termination there is no state of facts or circumstances that would cause the conditions set forth in Section 8.1 not to be satisfied on or prior to the Termination Date (other than any state of facts or circumstances that would permit the Company to terminate this Agreement under Section 9.1(f)(i)), then Parent shall pay the Company Expenses to the Company or as directed by the Company up to $40 million on the date of such termination by wire transfer of same day funds (it being understood that if the Company receives a Parent Termination Fee pursuant to Section 7.5(c)(ii), it shall not be entitled to receive the Company Expenses under this clause (iii) of Section 7.5(c)).

          (d)   Each of Parent, Company and Sub acknowledges that the agreements set forth in this Section 7.5 are an integral part of the transactions contemplated by this Agreement, and that without these agreements, the other party would not enter into this Agreement; accordingly, if the Company or Parent, as the case may be, fails to timely pay any amount due pursuant to this Section 7.5, and, in order to obtain the payment, Parent or the Company, as the case may be, commences a suit which results in a judgment against the other party for the payment set forth in this Section 7.5, such paying party shall pay the other party its reasonable and documented costs and expenses (including reasonable and documented attorneys' fees) in connection with such suit, together with interest on such amount at the prime rate of Citibank N.A. in effect on the date such payment was required to be made through the date of payment.

          (e)   Notwithstanding anything to the contrary in this Agreement, in the event of a termination of this Agreement in connection with which a Termination Fee is payable to the Person so directed by Parent or, in the case of Section 7.5(b)(iv), the Parent Expenses are payable to the Person so directed by Parent, payment of such Termination Fee or Parent Expenses, as the case may be, from the Company pursuant to this Section 7.5 shall be the sole and exclusive remedy of Parent and its Subsidiaries and Affiliates against the Company, its Subsidiaries and any of their respective former, current, or future general or limited partners, stockholders, managers, members, directors, officers, Affiliates or agents for the loss suffered as a result of the failure of the Merger to be consummated, and upon payment of such amounts, none of the Company, its Subsidiaries or any of their respective former, current, or future general or limited partners, stockholders, managers, members, directors, officers, Affiliates or agents shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated by this Agreement (except that the Company shall also be obligated with respect to Section 7.5(d)).

          (f)    Notwithstanding anything to the contrary in this Agreement, in the event of a termination of this Agreement in connection with which the Company is entitled to receive a Parent Termination Fee or the Company Expenses, the Company's right to receive payment of the Parent Termination Fee or the Company Expenses from Parent pursuant to this Section 7.5 or the guarantees thereof pursuant to the Limited Guarantees shall be the sole and exclusive remedy of the Company and its Subsidiaries against Parent, Sub, the Guarantors and any of their respective former, current, or future general or limited partners, stockholders, managers, members, directors, officers, Affiliates or agents for the loss suffered as a result of the failure of the Merger to be consummated, and upon payment of such amounts, none of Parent, Sub, the Guarantors or any of their respective former, current, or future general or limited partners, stockholders, managers, members, directors, officers, Affiliates or agents shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated by this Agreement (except that, in the case of Section 7.5(c)(iii), Parent shall also be obligated with respect to Sections 7.5(d), 7.11(b) and 7.11(d)).

        Section 7.6    Public Announcements.     The initial press release issued by Parent and the Company concerning this Agreement and the transactions contemplated hereby shall be a joint press release and thereafter Parent and the Company shall consult with each other before issuing any press release or otherwise making any public statements with respect to the transactions contemplated by this Agreement and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable law, fiduciary duties or by obligations pursuant to any listing agreement with any national securities exchange.

        Section 7.7    Transfer Taxes.     The Company and Parent shall cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer and stamp Taxes, and transfer, recording, registration and other fees and any similar Taxes that become payable in connection with the transactions contemplated by this Agreement (together with any related interest, penalties or additions to Tax, "Transfer Taxes"). All Transfer Taxes shall be paid by the Surviving Corporation and expressly shall not be a liability of any holder of Shares.

        Section 7.8    Takeover Laws.     If any "fair price," "moratorium" or "control share acquisition" statute or other similar antitakeover statute or regulation shall become applicable to the transactions contemplated hereby, the Company and the Company Board shall use reasonable best efforts to grant such approvals and take such actions as are necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to minimize the effects of any such statute or regulation on the transactions contemplated hereby.

        Section 7.9    Indemnification; Directors and Officers Insurance.

          (a)   From and after the Effective Time, each of Parent and the Surviving Corporation agrees that it will indemnify and hold harmless, to the fullest extent permitted under applicable law (and Parent and the Surviving Corporation shall also advance expenses as incurred to the fullest extent permitted under applicable law, provided that the Person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such Person is not entitled to indemnification), each present and former director and officer of the Company and its Subsidiaries (each, an "Indemnified Person") against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages or liabilities (collectively, "Costs") incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or related to such Indemnified Person's service as a director or officer of the Company or its Subsidiaries or services performed by such persons at the request of the Company or its Subsidiaries at or prior to the Effective Time, including in connection with this Agreement or the transactions or actions contemplated by this Agreement, whether asserted or claimed prior to, at or after the Effective Time.

          (b)   Prior to the Effective Time, the Company shall and if the Company is unable to, Parent shall cause the Surviving Corporation as of the Effective Time to obtain and fully pay the premium for the extension of (i) the Side A coverage part (directors' and officers' liability) of the Company's existing directors' and officers' insurance policies, and (ii) the Company's existing fiduciary liability insurance policies, in each case for a claims reporting or discovery period of at least six years from and after the Effective Time from an insurance carrier with the same or better credit rating as the Company's current insurance carrier with respect to directors' and officers' liability insurance and fiduciary liability insurance (collectively, "D&O Insurance") with terms, conditions, retentions and limits of liability that are at least as favorable as the Company's existing policies with respect to any matter claimed against a director or officer of the Company or any of its Subsidiaries by reason of him or her serving in such capacity that existed or occurred at or prior to the Effective Time (including in connection with this Agreement or the transactions or actions contemplated hereby). If the Company and the Surviving Corporation for any reason fail to obtain such "tail" insurance policies as of the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, continue to maintain in effect for a period of at least six years from and after the Effective Time the D&O Insurance in place as of the date hereof with terms, conditions, retentions and limits of liability that are at least as favorable as provided in the Company's existing policies as of the date hereof, or the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, purchase comparable D&O Insurance for such six-year period with terms, conditions, retentions and limits of liability that are at least as favorable as provided in the Company's existing policies as of the date hereof; provided, however, that in no event shall Parent or the Surviving Corporation be required to expend for such policies an annual premium amount in excess of 300% of the annual premiums currently paid by the Company for such insurance; and provided, further, that if the annual premiums of such insurance coverage exceed such amount, the Surviving Corporation shall obtain a policy with the greatest coverage available for a cost not exceeding such amount.

          (c)   If Parent or the Company or any of its successors or assigns (i) shall consolidate with or merge into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or shall cease to continue to exist for any reason or (ii) shall transfer all or substantially all of its properties and assets to any individual, corporation or other entity, then, and in each such case, proper provisions shall be made so that the successors and assigns of Parent or the Company, as applicable, shall assume all of the obligations set forth in this Section 7.9.

          (d)   The provisions of this Section 7.9 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Person, his or her heirs and his or her personal representatives, shall be binding on all successors and assigns of Parent, the Company and the Surviving Corporation and shall not be amended in a manner that is adverse to the Indemnified Persons (including their successors, assigns and heirs) without the consent of the Indemnified Person (including the successors, assigns and heirs) affected thereby.

          (e)   The rights of each Indemnified Person under this Section 7.9 shall be in addition to any rights such Indemnified Person may have under the restated certificate of incorporation or by-laws of the Company or any of its Subsidiaries, or under any applicable indemnification agreements or laws.

        Section 7.10    Reasonable Best Efforts.

          (a)   Subject to the terms and conditions of this Agreement, including Sections 6.2 and 7.3, each of the Company, Parent and Sub agrees to use its reasonable best efforts to effect the consummation of the Merger as soon as practicable after the date hereof. Subject to the terms and conditions of this Agreement, without limiting the foregoing, (i) each of the Company, Parent and Sub agrees to use its reasonable best efforts to take, or cause to be taken, all actions necessary to comply promptly with all legal requirements that may be imposed on itself with respect to the Merger (which actions shall include furnishing all information requested in connection with approvals of or filings with any Person or other Governmental Entity) and shall promptly cooperate with and furnish information to each other in connection with any such requests to any of them or any of their Subsidiaries in connection with the Merger and (ii) each of the Company, Parent and Sub shall, and shall cause its Subsidiaries to, use its or their reasonable best efforts to obtain (and shall cooperate with each other in obtaining) any consent, authorization, order or approval of, or any exemption by, any Governmental Entity or other public or private third Person required or advisable to be obtained or made by Parent, Sub, the Company or any of their Subsidiaries in connection with the Merger or the taking of any action contemplated thereby or by this Agreement. Subject to the terms and conditions set forth in this Agreement, each of the Company, Parent and Sub agrees to make all appropriate filings, notices and registrations with any Governmental Entity or other public or private third Person with respect to the transactions contemplated hereby as promptly as practicable after the date of this Agreement in order to obtain any consent, authorization, order or approval of, or any exemption by, any Governmental Entity or other public or private third Person required or advisable to be obtained or made by Parent, Sub, the Company or any of their Subsidiaries in connection with the Merger or the taking of any action contemplated thereby or by this Agreement.

          (b)   Subject to the terms and conditions set forth in this Agreement, without limiting the generality of the undertakings pursuant to this Section 7.10(b), each of the Company (in the case of clauses (i) and (iii) of this Section 7.10(b)) and Parent and Sub (in all cases set forth below) agree to take or cause to be taken the following actions:

            (i)    (A) the prompt provision to each and every Governmental Entity with jurisdiction over enforcement of any applicable antitrust or competition laws ("Government Antitrust Entity") of non-privileged information and documents as defined under applicable law requested by any Government Antitrust Entity or that are necessary, proper or advisable to permit consummation of the transactions contemplated by this Agreement and (B) the prompt filing with the applicable Government Antitrust Entity of all appropriate notices, reports and registrations required under applicable antitrust or competition laws with respect to the transactions contemplated by this Agreement;

            (ii)   the prompt use of its reasonable best efforts to avoid the entry of any permanent, preliminary or temporary injunction or other order, decree, decision, determination or judgment that would delay, restrain, prevent, enjoin or otherwise prohibit consummation of the transactions contemplated by this Agreement, including the proffer and agreement by Parent and Sub of their willingness to sell or otherwise dispose of, or hold separate pending such disposition, and promptly to effect the sale, liquidation, disposal and holding separate of, such assets, categories of assets or businesses or other segments of the Company or Parent or either's respective Subsidiaries (and the entry into agreements with, and submission to orders of, the relevant Government Antitrust Entity giving effect thereto) if such action should be reasonably necessary or advisable to avoid, prevent, eliminate or remove the actual, anticipated or threatened (x) commencement of any proceeding in any forum or (y) issuance of any order, decree, decision, determination or judgment that would delay, restrain, prevent, enjoin or otherwise prohibit consummation of the Merger by any Government Antitrust Entity; and

            (iii)  the prompt use of its reasonable best efforts to take, in the event that any permanent, preliminary or temporary injunction, decision, order, judgment, determination or decree is entered or issued, or becomes reasonably foreseeable to be entered or issued, in any proceeding, review or inquiry of any kind that would make consummation of the Merger in accordance with the terms of this Agreement unlawful or that would delay, restrain, prevent, enjoin or otherwise prohibit consummation of the Merger or the other transactions contemplated by this Agreement, any and all steps (including, the appeal thereof, the posting of a bond or the taking of the steps contemplated by clause (ii) of this Section 7.10(b)) necessary to resist, vacate, modify, reverse, suspend, prevent, eliminate, avoid or remove such actual, anticipated or threatened injunction, decision, order, judgment, determination or decree so as to permit such consummation on a schedule as close as possible to that contemplated by this Agreement.

          (c)   The Company shall use its reasonable best efforts to liquidate First Financial Bank, a federally-insured, Colorado chartered industrial bank ("FFB"), or sell or otherwise dispose of FFB to any bank holding company or financial holding company, as those terms are defined at Section 2 of the Bank Holding Company Act of 1956, as amended, or a savings and loan holding company, as that term is defined at Section 10 of the Home Owners' Loan Act, as amended, or, with the consent of Parent (which consent shall not be unreasonably withheld, delayed or conditioned) any other Person, that is engaged solely in activities permissible for a bank holding company or a financial holding company, or, pending such liquidation, sale or disposition, if and to the extent permitted by applicable Governmental Entities, to place FFB in a trust or otherwise hold FFB and its assets separate, in each case on terms reasonably satisfactory to Parent and Sub, in order to allow the parties to consummate the Merger and the other transactions contemplated by this Agreement as promptly as practicable following the date hereof (collectively, a "Bank Restructuring"). The Company shall, in consultation with Parent, develop a plan to effect the Bank Restructuring as promptly as practicable (and in any event within 21 days following the date of this Agreement). Parent and Sub shall provide all cooperation reasonably requested by the Company to effect the Bank Restructuring. The Company shall and Parent and Sub (as reasonably directed by the Company) shall make all appropriate filings, applications, notices and registrations with or to, and enter into agreements or understandings (which shall be on terms reasonably acceptable to Parent and the Company) with, the relevant Governmental Entities and other Persons to effect the Bank Restructuring. In no event shall such liquidation, sale or other disposition be effective earlier than immediately prior to the Effective Time unless the Company otherwise elects. Notwithstanding the foregoing, with respect to any action to be taken prior to the Effective Time to effect a Bank Restructuring, which action, in the reasonable judgment of the Company, cannot be reversed or unwound or would be unreasonably difficult to reverse or unwind, neither Parent nor Sub shall take such action and neither the Company nor any of its Subsidiaries shall be required to take such action, in each case, unless and until (A) all of the conditions set forth in Article VIII have been satisfied or waived, (B) Parent has delivered the irrevocable instructions pursuant to Section 2.2 and (C) the Company has received a duly executed certificate from Parent and Sub certifying that they are ready, willing and able to consummate the Closing.

          (d)    Canadian Loan Company.

            (i)    Subject to clause (ii) of this Section 7.10(d), each of Parent, Sub and the Company shall use their reasonable best efforts to obtain all consents, authorizations, orders or approval of, or exemptions from, the Minister of Finance of Canada under the Trust and Loan Companies Act of Canada and under the Bank Act (Canada) necessary for Parent to acquire indirect control of the Canadian Loan Company (collectively, the "TLCA Approval") as a result of the Merger, including making all appropriate filings, applications, registrations and notices with or to the Minister of Finance of Canada.

            (ii)   Notwithstanding clause (i) of this Section 7.10(d), if the Company determines in its good faith judgment, after consultation with outside counsel, that obtaining or seeking to obtain the TLCA Approval would impair, prevent or delay consummation of the Merger or any of the other transactions contemplated hereby, or if Parent so elects in its sole discretion and in the case of such an election by Parent, doing so would not materially delay the Closing, then Parent, Sub and the Company shall take the actions contemplated by this clause (ii) of Section 7.10(d). The Company shall use its reasonable best efforts to sell, liquidate or dispose of the Canadian Loan Company or, pending such liquidation, sale or disposition, if and to the extent permitted by applicable Governmental Entities, to place the Canadian Loan Company in a trust or otherwise hold the Canadian Loan Company and its assets separate, in each case on terms reasonably satisfactory to Parent and Sub, in order to allow the parties to consummate the Merger and the other transactions contemplated by this Agreement as promptly as practicable following the date hereof (collectively, a "Canadian Loan Company Restructuring"). The Company shall, in consultation with Parent, develop a plan to effect the Canadian Loan Company Restructuring as promptly as practicable (and in any event within 21 days following the date of determination by the Company or election by Parent, as the case may be, referred to in the first sentence of this clause (ii) of Section 7.10(d)). Parent and Sub shall provide all cooperation reasonably requested by the Company to effect such Canadian Loan Company Restructuring. The Company shall and Parent and Sub (as reasonably directed by the Company) shall make all appropriate filings, applications, registrations and notices and enter into agreements or understandings (which shall be on terms reasonably acceptable to Parent and the Company) with the relevant Governmental Entities or other Persons to give effect to the Canadian Loan Company Restructuring. In no event shall such liquidation, sale or other disposition be effective earlier than immediately prior to the Effective Time unless the Company otherwise elects. Notwithstanding the foregoing, with respect to any action to be taken prior to the Effective Time to effect a Canadian Loan Company Restructuring which action, in the reasonable judgment of the Company, cannot be reversed or unwound or would be unreasonably difficult to reverse or unwind, neither Parent nor Sub shall take such action and neither the Company nor any of its Subsidiaries shall be required to take such action, in each case, unless and until (A) all of the conditions set forth in Article VIII have been satisfied or waived, (B) Parent has delivered the irrevocable instructions pursuant to Section 2.2 and (C) the Company has received a duly executed certificate from Parent and Sub certifying that they are ready, willing and able to consummate the Closing.

          (e)   Neither the Company nor Parent nor Sub shall permit any of its officers, directors, employees, agents, advisors, Affiliates and other representatives to participate in any meeting with any Governmental Entity in respect of any filings, investigation or other inquiry unless it consults with the other party in advance and, to the extent permitted by such Governmental Entity, gives the other party the opportunity to attend and participate thereat, except for any portion of such meeting during which confidential information with respect to Affiliates of Parent is to be discussed.

          (f)    Subject to laws relating to the exchange of information, Parent and the Company shall have the right to review in advance, and to the extent practicable each will consult the other on, all the information relating to Parent or the Company, as the case may be, and any of their respective Subsidiaries, that appear in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with the Merger and the other transactions contemplated by this Agreement. In exercising the foregoing right, each of the Company and Parent shall act reasonably and as promptly as practicable.

        Section 7.11    Financing.

          (a)   Each of Parent and Sub shall use their reasonable best efforts to arrange and obtain the Debt Financing on the terms and conditions described in the Debt Commitment Letters (provided that, subject to the limitations set forth in Section 7.11(c) and Section 7.14, Parent and Sub may

  replace or amend the Debt Commitment Letters to add lenders, lead arrangers, bookrunners, syndication agents or similar entities who had not executed the Debt Commitment Letters as of the date hereof, or otherwise so long as the terms would not (A) expand upon the conditions precedent to the Debt Financing as set forth in the Debt Commitment Letters as of the date hereof or (B) materially delay the Closing), including using reasonable best efforts to (i) maintain in effect the Debt Commitment Letters, (ii) negotiate definitive agreements with respect thereto on terms and conditions (including the flex provisions) contemplated by the Debt Commitment Letters, (iii) satisfy on a timely basis all conditions applicable to Parent and Sub in the Debt Commitment Letters that are within their control and comply with their obligations thereunder, and (iv) enforce their rights under the Debt Commitment Letters. In the event that all conditions to the Financing Letters (other than in connection with the Debt Financing, the availability or funding of any of the Equity Financing) have been satisfied or, upon funding will be satisfied, in each case in Parent's good faith judgment, and taking into account in the case of bridge financing the obligation of Parent and Sub to obtain such bridge financing pursuant to the seventh sentence of this Section 7.11(a), Parent and Sub shall use their reasonable best efforts to cause the lenders and the other Persons providing such Financing to fund on the Closing Date the Financing required to consummate the Merger and the other transactions contemplated by this Agreement (including by taking enforcement action to cause such lenders and the other Persons providing such Financing to fund such Financing). If any portion of the Debt Financing becomes unavailable on the terms and conditions (including the flex provisions) contemplated in the Debt Commitment Letters, Parent and Sub shall use their reasonable best efforts to arrange and obtain alternative financing from alternative sources in an amount sufficient to consummate the transactions contemplated by this Agreement on terms no less favorable to Parent and Sub (as determined in the reasonable judgment of Parent and Sub) than those in the Debt Commitment Letters (including the flex provisions) as promptly as practicable following the occurrence of such event but no later than the final day of the Marketing Period or, if earlier, the Business Day immediately prior to the Termination Date. Parent shall give the Company prompt notice (but in any event not later than 48 hours after the occurrence) of any material breach by any party to the Financing Letters or of any condition not likely to be satisfied, in each case, of which Parent or Sub becomes aware or any termination of the Financing Letters. Parent shall keep the Company informed on a reasonably current basis of the status of its efforts to arrange the Debt Financing. For the avoidance of doubt, in the event that (x) all or any portion of the Debt Financing structured as privately offered notes is not yet received by Parent or Sub, (y) the conditions to closing in Article VIII (other than the delivery of the officers' certificates contemplated in Sections 8.2(a), 8.2(b), 8.3(a) and 8.3(b) and the solvency opinion contemplated by Section 8.1(d)) shall have been satisfied or waived and (z) the bridge facilities contemplated by the Debt Commitment Letters (or alternative bridge financing obtained in accordance with this Agreement) are available in all material respects on the terms and conditions (including the flex provisions) described in the Debt Commitment Letters (or described in replacements thereof on terms and conditions no less favorable to Parent and Sub or alternative financing therefor), then Parent shall cause the proceeds of such bridge financing (or replacement or alternative financing) to be used to replace such privately offered note financing no later than the final day of the Marketing Period. Parent and Sub acknowledge and agree that the obtaining of the Financing, or any alternative financing, is not a condition to Closing. For purposes of this Agreement, unless otherwise agreed among the parties hereto, "Marketing Period" shall mean the first period of 20 consecutive calendar days after the date hereof (A) during which (1) Parent shall have the Required Information that the Company is required to provide to Parent pursuant to Section 7.11(b) and (2) no event has occurred and no conditions exist that would cause any of the conditions set forth in Section 8.3 to fail to be satisfied assuming the Closing were to be scheduled for any time during such 20-consecutive-calendar-day period, and (B) the conditions set forth in Section 8.1 have been satisfied (other than conditions that by their nature can only be satisfied at the Closing); provided, however, that the

  Marketing Period shall end on any earlier date that is the date on which the Debt Financing otherwise is obtained; provided further that if the Marketing Period would not end on or prior to August 16, 2007, the Marketing Period shall commence no earlier than September 3, 2007; provided further that if the Marketing Period would not end on or prior to December 20, 2007, the Marketing Period shall commence no earlier than January 2, 2008; and provided further that the Marketing Period shall not be deemed to have commenced if, (i) after the date hereof and prior to the completion of the Marketing Period, Ernst & Young LLP shall have withdrawn its audit opinion with respect to any of the financial statements contained in the Company SEC Documents or (ii) if the financial statements included in the Required Information that is available to Parent on the first day of any such 20-consecutive-calendar-day-period would not be sufficiently current on any day during such 20-consecutive-calendar-day period to permit a registration statement using such financial statements to be declared effective by the SEC on the last day of the 20-consecutive-calendar-day period.

          (b)   Prior to the Closing, the Company shall provide to Parent and Sub, and shall cause its Subsidiaries to, and shall cause the respective officers, employees and advisors, including legal and accounting, of the Company and its Subsidiaries to, provide to Parent and Sub cooperation reasonably requested by Parent in connection with the arrangement of the Financing, including (i) participating in a reasonable number of meetings, presentations, road shows, due diligence sessions, drafting sessions and sessions with rating agencies, (ii) assisting with the preparation of materials for rating agency presentations, offering documents, private placement memoranda, bank information memoranda, prospectuses and similar documents required in connection with the Financing; provided that any private placement memoranda or prospectuses shall contain disclosure and financial statements reflecting the Surviving Corporation and/or its Subsidiaries as the obligor, (iii) executing and delivering any pledge and security documents, currency or interest hedging arrangements or other definitive financing documents or other certificates, legal opinions and documents as may be reasonably requested by Parent or otherwise facilitating the pledging of collateral as may be reasonably requested by Parent; provided that any obligations contained in such documents shall be effective no earlier than as of the Effective Time, (iv) furnishing Parent and Sub and their Financing sources as promptly as practicable (and in any event no later than 30 days prior to the Termination Date) with financial and other pertinent information regarding the Company and its Subsidiaries as may be reasonably requested by Parent, including all financial statements and financial and other data of the type required by Regulation S-X (other than Item 3-10 of Regulation S-X, but including summary guarantor/non-guarantor information of the type customarily included in offering documents used in private placements under Rule 144A of the Securities Act) and Regulation S-K under the Securities Act and of the type and form customarily included in offering documents used in private placements under Rule 144A of the Securities Act, to consummate the offerings of debt securities contemplated by the Debt Commitment Letters at the time during the Company's fiscal year such offerings will be made; provided, that Parent shall provide the Company with a description of the types of information to be requested under this clause (iv) as promptly as practicable after the date of this Agreement (information required to be delivered pursuant to this clause (iv) being referred to as, the "Required Information"), (v) obtaining accountants' comfort letters, accountants' consents, legal opinions, surveys and title insurance as reasonably requested by Parent and (vi) taking all actions reasonably necessary to (A) permit the lenders under the Debt Commitment Letters to evaluate the Company's and its Subsidiaries' current assets, cash management and accounting systems, policies and procedures relating thereto for the purpose of establishing collateral arrangements; provided, however, that such access and information shall only be provided to the extent that in the reasonable judgment of the Company such access or the provision of such information would not violate applicable law; provided, further, that the foregoing shall not require the Company to permit any inspection, or to disclose any information, that in the reasonable judgment of the

  Company would result in the disclosure of any trade secrets of third Persons or violate any of its obligations with respect to confidentiality and (B) establish bank and other accounts and blocked account agreements and lock box arrangements in connection with the foregoing, provided that such accounts, agreements and arrangements will not become active or take effect until the Effective Time; provided, however, that nothing herein shall require such cooperation to the extent it would interfere unreasonably with the business or operations of the Company or its Subsidiaries; provided, further, that neither the Company nor any of its Subsidiaries shall be required to commit to take any action that is not contingent upon the Closing (including the entry into any purchase agreement). None of the Company or any of its Subsidiaries shall be required to pay any commitment or other similar fee or make any other payment other than reasonable out-of-pocket costs or incur any other liability prior to the Effective Time or provide or agree to provide any indemnity in connection with the Financing or any of the foregoing. Parent shall indemnify and hold harmless the Company, its Subsidiaries and the Company Representatives from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties suffered or incurred by them in connection with the arrangement of the Financing (including any action taken in accordance with this Section 7.11(b)) and any information utilized in connection therewith (other than historical information relating to the Company or its Subsidiaries). Parent shall, promptly upon request by the Company, reimburse the Company for all documented and reasonable out-of-pocket costs incurred by the Company or its Subsidiaries in connection with the arrangement of the Financing (including any action taken in accordance with this Section 7.11(b)). All non-public or otherwise confidential information regarding the Company obtained by Parent, Sub or their Representatives pursuant to this Section 7.11(b) shall be kept confidential in accordance with the Confidentiality Agreement, except (i) to the extent reasonably customary as part of the syndication of the Debt Financing and (ii) that Parent and Sub shall be permitted to give such information, subject to their agreeing to keep such information confidential, to prospective purchasers of the equity of Parent. The Company hereby consents to the use of its and its Subsidiaries' logos in connection with the Financing; provided that such logos are used solely in a manner that is not intended to or reasonably likely to harm or disparage the Company or any of its Subsidiaries or the reputation or goodwill of the Company or any of its Subsidiaries.

          (c)   In no event shall Parent, Sub or any member of the Equity Provider Group (i) retain any financial advisor on an exclusive basis other than (x) financial advisors to which the Strategic Review Committee or the Company consents (which consent shall not be unreasonably withheld, delayed or conditioned) or (y) Affiliates of any member of the Equity Provider Group or (ii) enter into any Contract with any bank or investment bank or other potential provider of debt or equity financing on an exclusive basis (or otherwise on terms that would prohibit such provider from providing or seeking to provide such financing to any third party in connection with a transaction relating to the Company or its Subsidiaries), in the case of clauses (i) and (ii) in connection with the Merger or the other transactions contemplated hereby. Notwithstanding the foregoing in clause (ii) of this Section 7.11(c), but subject to the other terms and conditions of this Agreement, including Section 7.10 and Section 7.14, Parent may seek and obtain equity commitments and equity financing with respect to the Parent Equity Share on an exclusive basis from (A) at any time, the Parent Limited Partners and (B) after the No-Shop Period Start Date, other Persons; provided that, in the case of each of clause (A) and clause (B), (1) such Parent Limited Partners and other Persons are not, and their respective Affiliates are not, and do not subsequently become, lenders under the Debt Commitment Letters (or under any alternative debt financing) and are not Excluded Parties the Company has identified to Parent within 24 hours following the No-Shop Period Start Date, and (2) doing so does not (y) expand upon the conditions precedent to the Financing set forth in the Financing Letters as of the date hereof or (z) prevent, impair or materially delay the availability of the Financing under the Financing Letters or the Closing. For purposes of this Agreement, "Parent Equity Share" means the amount of equity financing committed to be provided by the Equity Providers pursuant to the Equity Funding Letters. Neither Parent, Sub nor any member of the Equity Provider Group shall cause or induce any Person to take any action that, if taken by Parent, Sub or any member of the Equity Provider Group, would be a breach of, or would otherwise not permitted by, this Section 7.11(c). Subject to the terms and conditions of this Agreement, including this Section 7.11(c) and Section 7.14, the Company hereby releases Parent and the counterparty thereto from its obligation under the Confidentiality Agreement not to enter into discussions, arrangements or understandings with potential sources of debt or equity financing with respect to the Merger and the other transactions contemplated by this Agreement.

          (d)    Debt Tender Offers.

            (i)    As soon as reasonably practicable after the receipt of any written request by Parent to do so, the Company shall use its reasonable best efforts to commence offers to purchase and consent solicitations with respect to all of the outstanding aggregate amount and all other amounts due of those series of the Company's debt securities listed in Item 7.11(d)(i) of the Company Letter (the "Notes"), on such terms and conditions as may be agreed upon by Parent and the Company (including in each case the related consent solicitation, each a "Debt Tender Offer" and collectively, the "Debt Tender Offers") and Parent shall assist the Company in connection therewith; provided that (A) the Company shall have received from Parent the completed Offer Documents which shall be in form and substance reasonably satisfactory to the Company and its counsel, and (B) Company's counsel shall provide all legal opinions required in connection with this Section 7.11(d) other than with respect to such matters set forth on Item 7.11(d)(ii) of the Company Letter. Notwithstanding the foregoing, the closing of the Debt Tender Offers shall be conditioned on the receipt of requisite consents to amend the indentures relating to the Notes, the occurrence of the Closing and such other conditions agreed upon by Parent and the Company, and the parties shall use their reasonable best efforts to cause the Debt Tender Offers to close on the Closing Date and the Company shall not be required to commence any Debt Tender Offer until after the No-Shop Period Start Date. Subject to the preceding sentence, the Company shall provide, and shall cause its Subsidiaries to, and shall use its reasonable best efforts to cause their respective Representatives to, provide all cooperation reasonably requested by Parent in connection with the Debt Tender Offers. The Company shall waive any of the conditions to the Debt Tender Offers (other than the occurrence of the Closing) as may be reasonably requested by Parent in writing and shall not, without the written consent of Parent, waive any condition to the Debt Tender Offers or make any changes to the Debt Tender Offers other than as agreed between Parent and the Company. The Company need not make any change to the terms and conditions of the Debt Tender Offers without the Company's prior written consent, which shall not be unreasonably withheld, provided that such consent shall not be required for (A) any increase in any consideration payable in the Debt Tender Offers, (B) any extension of any consent date, price determination date, settlement date or expiration date, (C) any change in the provisions of the Note indentures being amended or deleted or in the terms of any such amendments or (D) for any change that is not material.

            (ii)   Promptly after the date of this Agreement, Parent, at its own expense, shall prepare all necessary and appropriate documentation in connection with the Debt Tender Offers, including the offers to purchase, related consents and letters of transmittal and other related documents (collectively, the "Offer Documents"). Parent and the Company shall, and shall cause their respective Subsidiaries to, reasonably cooperate with each other in the preparation of the Offer Documents. The Offer Documents (including all amendments or supplements thereto) and all mailings to the holders of the Notes in connection with the Debt Tender Offers shall be subject to the prior review of, and comment by, the Company and Parent and shall be reasonably acceptable in form and substance to each of them. If at any time prior to the completion of the Debt Tender Offers any information in the Offer Documents should be discovered by the Company and the Subsidiaries, on the one hand, or Parent or any of its Subsidiaries, on the other, which should be set forth in an amendment or supplement to the Offer Documents, so that the Offer Documents shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other party in writing, and an appropriate amendment or supplement describing such information shall be disseminated by or on behalf of the Company to the holders of the applicable Notes.

            (iii)  The dealer manager, solicitation agent, information agent, depositary or other agent retained in connection with the Debt Tender Offers shall be selected by Parent and the Company shall pay, and Parent shall reimburse the Company for, the fees and expenses of the foregoing. The Company shall enter into customary agreements (including indemnities) with such parties so selected and on terms and conditions acceptable to Parent and the Company. Parent further agrees to reimburse the Company and its Subsidiaries for all of their reasonable out-of-pocket costs (including reasonable fees and expenses of their Representatives) in connection with the Debt Tender Offers promptly following incurrence and delivery of reasonable documentation of such costs.

            (iv)  The Company agrees that, promptly following the consent date, assuming the requisite consents are received, the Company and its Subsidiaries as may be necessary shall execute supplemental indentures to the indentures governing the Notes, which supplemental indentures shall implement the amendments described in the Offer Documents and shall become operative immediately prior to the acceptance of the Notes for payment pursuant to the Debt Tender Offers, subject to the terms and conditions of this Agreement (including the conditions to the Debt Tender Offers). Concurrent with the Effective Time, Parent shall cause the Company to accept for payment and after the Effective Time, Parent shall cause the Surviving Corporation to promptly pay for the Notes that have been properly tendered and not properly withdrawn pursuant to the Debt Tender Offers and, subject to receipt of the requisite consents, pay for consents validly delivered and not revoked in accordance with the Debt Tender Offers.

            (v)   With respect to any series of Notes, if requested by Parent in writing on a timely basis, in lieu of commencing a Debt Tender Offer for such series (or in addition thereto), the Company shall, to the extent permitted by the indenture governing such series of Notes, (A) issue concurrent with the Closing a notice of redemption providing for the redemption on a date agreed with Parent not more than 30 days after the delivery of such notice of redemption (or such later time required by the indenture governing the applicable series of Notes) for all of the outstanding aggregate principal amount of Notes of such series pursuant to the requisite provisions of the indenture governing such series Notes, (B) take any actions reasonably requested by Parent that are reasonably necessary to facilitate the defeasance, satisfaction and/or discharge of such series pursuant to the applicable section of the indenture governing such series of Notes, and shall redeem, defease or satisfy and/or discharge, as applicable, such series in accordance with the terms of the indenture governing such series of Notes at the Effective Time; provided that prior to the Company being required to take any of the actions described in clause (A) or (B) above that cannot be conditioned upon the occurrence of the Closing, Parent shall have irrevocably deposited with the trustee under the indenture governing such series of Notes sufficient funds to effect such redemption or satisfaction and discharge; provided, further, that the Company's counsel shall provide all legal opinions required in connection with any such redemption or satisfaction and discharge.

            (vi)  Parent shall reimburse the Company for its reasonable out-of-pocket fees and expenses incurred pursuant to this Section 7.11(d). Parent shall indemnify and hold harmless the Company, its Subsidiaries and the Company Representatives from and against any and all liabilities, losses, damages, claims, costs, expenses, interests, awards, judgments, and penalties incurred or suffered by them in connection with any actions taken pursuant to this Section 7.11(d); provided, however, that Parent shall not have any obligation to indemnify and hold harmless any such party or Person to the extent that any such damages suffered or incurred arose from disclosure provided by the Company that is determined to have contained a material misstatement or omission.

        Section 7.12    Resignations.     Except as otherwise agreed by Parent, the Company shall use its reasonable best efforts to prepare and deliver to Parent at or prior to the Closing (a) evidence reasonably satisfactory to Parent of the resignation of all directors of the Company and, as specified by Parent reasonably in advance of the Closing, any officers of the Company and any directors of the Subsidiaries of the Company, in each case, effective at the Effective Time and (b) all documents and filings, completed and executed by the appropriate directors, officers and representatives of the Company and its Subsidiaries, that are necessary to record the resignations contemplated by the preceding clause (a). Upon the written request of Parent, as specified by Parent reasonably in advance of the Closing, the Company will use its reasonable efforts to seek to obtain the resignation of any or all directors of Subsidiaries of the Company or, at the option of the Company remove such directors, in each case, effective as of the Effective Time.

        Section 7.13    Notification of Certain Matters.     From and after the date of this Agreement until the Effective Time, the Company and Parent shall promptly notify each other in writing promptly after becoming aware of (a) the occurrence, or non-occurrence, of any event that, individually or in the aggregate, would reasonably be expected to cause any condition to the obligations of any party to effect the Merger and the other transactions contemplated by this Agreement not to be satisfied or (b) the failure of such party to comply with any covenant or agreement to be complied with by it pursuant to this Agreement which, individually or in the aggregate, would reasonably be expected to result in any condition to the obligations of any party to effect the Merger not to be satisfied; provided, however, that the delivery of any notice pursuant to this Section 7.13 shall not cure any breach of any representation or warranty requiring disclosure of such matter prior to the date of this Agreement or otherwise limit or affect the remedies available hereunder to either party, and the failure to deliver any such notice shall not affect any of the conditions set forth in Article VIII; provided, further, that the delivery of any notice under this Section 7.13 shall not cause the failure of any condition set forth in Article VIII to be satisfied nor shall the delivery of any such notice be deemed an admission that any condition in Article VIII is not or will not be satisfied or that there has been any Material Adverse Effect on the Company or Material Adverse Change.

        Section 7.14    No Exclusive Arrangements.     Neither Parent, Sub nor any member of the Equity Provider Group will enter into any Contract with any Material Customer or any strategic partner of the Company or Affiliate of a strategic partner of the Company or any of its Subsidiaries (including any Person that has an ownership interest in a Specified Alliance) on an exclusive basis (or otherwise on terms that would materially impair the ability of any other Person to make or consummate a Takeover Proposal) relating to the transactions contemplated by this Agreement. Neither Parent, Sub nor any member of the Equity Provider Group shall cause or induce any Person to take any action that, if taken by Parent, Sub or any member of the Equity Provider Group, would be a breach of, or would otherwise not be permitted by, this Section 7.14.

        Section 7.15    Cooperation With Solvency Opinion.     Each of Parent and the Company shall use their respective reasonable best efforts to (a) make available their respective officers, agents and other representatives on a customary basis and upon reasonable notice and (b) provide or make available such information and documents concerning the business, properties, Contracts, assets and liabilities of the Company and, in the case of Parent, the Financing, as may reasonably be requested by such appraisal firm in connection with the preparation and delivery of the opinion described in Section 8.1(d).

ARTICLE VIII

CONDITIONS PRECEDENT

        Section 8.1    Conditions to Each Party's Obligation to Effect the Merger.     The respective obligations of each party to effect the Merger shall be subject to the satisfaction or waiver in writing (where permitted) at or prior to the Effective Time of the following conditions:

          (a)   Company Stockholder Approval.    The Company Stockholder Approval shall have been obtained.

          (b)   No Injunction or Restraint.    No decree, temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Entity of competent jurisdiction preventing, restraining or enjoining the consummation of the Merger shall be in effect; provided, however, that a party may not assert that this condition has not been satisfied unless such party shall have used its reasonable best efforts to prevent the entry of any such temporary restraining order, injunction or other order, including taking such action as is required to comply with Section 7.10, and to appeal as promptly as possible any injunction or other order that may be entered.

          (c)   Regulatory Consents.    (i) The waiting period applicable to the consummation of the Merger under the HSR Act and under the antitrust and anticompetition statutes of Canada shall have expired or been earlier terminated; (ii) the European Commission shall have adopted a decision pursuant to the Council Regulation (EC) No. 139/2004 (the "ECMR") declaring the Merger compatible with the common market and, in the event that the European Commission does not have jurisdiction to review the Merger but the competent authorities of any EU member state has jurisdiction to review any aspect of the Merger or in the event any aspect of the Merger is referred to the competent authorities of any EU member state pursuant to Article 9 of the ECMR (or is deemed to be so referred pursuant to Article 9 of the ECMR) and effecting the Merger prior to the granting of approval by the relevant authorities of such EU member state would constitute a violation of the merger control laws applicable in that state, approval of the aspect of the Merger that lies within the jurisdiction of its review or that was so referred (or deemed to be so referred) shall have been granted pursuant to the merger control laws applicable in the relevant EU member state; (iii) (A) all consents, registrations, approvals, permits and authorizations required to be obtained prior to the Effective Time from any Governmental Entity in order to effect the liquidation, sale or other disposition of FFB pursuant to Section 7.10(c) shall have been obtained and any applicable waiting periods shall have expired, (B) if applicable, all consents, registrations, approvals, permits and authorizations required to be obtained prior to the Effective Time by the Company or Parent or any of their respective Affiliates from any Governmental Entity in order to place FFB in trust or otherwise hold FFB and its assets separate pending the liquidation, sale or other disposition of FFB pursuant to Section 7.10(c) shall have been obtained or (C) in case the Bank Restructuring has not been effected prior to or concurrently with the Closing, (1) the consent or non-disapproval of the Federal Deposit Insurance Corporation (the "FDIC") for the acquisition of control of FFB by Parent and its Affiliates, as applicable, as a result of the Merger shall have been obtained without the imposition of any financial obligation on Parent's partners or their respective Affiliates (other than Parent, the Company and their respective Subsidiaries) and (2) non-control determinations with respect to each investor in Parent (other than those affiliated with KKR) shall have been obtained from the FDIC without any conditions thereon that such investor reasonably determines to be unreasonably burdensome; (iv) (A) the consent or non-disapproval of, and the granting of applicable exemptive orders by, the Minister of Finance of Canada, and, if applicable, an exemptive order under the Bank Act (Canada), in each case, for the acquisition of control of the Canadian Loan Company by Parent and its Affiliates, as applicable, as a result of the Merger shall have been obtained without the imposition of any financial obligation on Parent's partners or their respective Affiliates (other than Parent, the Company and their respective Subsidiaries), (B) if applicable, all consents, registrations, approvals, permits and authorizations required to be obtained prior to the Effective Time by the Company or Parent or any of their respective Affiliates from any Governmental Entity in order to place the Canadian Loan Company in trust or otherwise hold the Canadian Loan Company and its assets separate pending the liquidation, sale or other disposition of the Canadian Loan Company pursuant to Section 7.10(d)(ii) shall have been obtained or (C) in case the Company makes a determination or Parent makes an election referred to in the first sentence of Section 7.10(d)(ii), all consents, registrations, permits and authorizations required to be obtained prior to the Effective Time from any Governmental Entity in order to effect the liquidation, sale or other disposition of the Canadian Loan Company pursuant to Section 7.10(d)(ii) shall have been obtained and any applicable waiting periods shall have expired and such liquidation, sale or other disposition of the Canadian Loan Company shall have been effected prior to or concurrently with the Closing; (v) the approvals set forth on Item 8.1(c) of the Company Letter shall have been obtained; and (vi) all other notices, reports and other filings required to be made prior to the Effective Time by the Company or Parent or any of their respective Subsidiaries with, and all other consents, registrations, approvals, permits and authorizations required to be obtained prior to the Effective Time by the Company or Parent or any of their respective Subsidiaries from, any Governmental Entity (collectively, "Governmental Consents") in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement by the Company, Sub and Parent shall have been made or obtained (as the case may be), other than any Governmental Consents the failure of which to make or obtain would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company and would not subject any Person to risk of criminal liability.

          (d)   Solvency Opinion.    At the Closing, the Company shall have received an opinion in form and substance reasonably acceptable to the Company and Parent, of a nationally recognized independent valuation firm engaged by the Company, addressed to the Company Board and dated as of the Closing Date, to the effect that, immediately before and immediately after giving effect to the transactions contemplated by this Agreement, including the Financing, any alternative financing and the payment of the Aggregate Merger Consideration, any other repayment or refinancing of existing indebtedness contemplated in this Agreement or the Financing Letters, payment of all amounts required to be paid in connection with the consummation of the transactions contemplated hereby, and payment of all related fees and expenses, Parent, the Surviving Corporation and its Subsidiaries, taken as a whole, are Solvent, with such assumptions and qualifications and with such modifications to the term "Solvent" as are customary in solvency opinions from valuation firms.

        Section 8.2    Conditions to the Obligations of the Company to Effect the Merger.     The obligation of the Company to effect the Merger shall be subject to the satisfaction or waiver in writing (where permitted) as of the Closing and as of the Effective Time of the following additional conditions:

          (a)   Accuracy of Representations and Warranties.    The representations and warranties of Parent and Sub set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Effective Time in all material respects (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date) except (other than with respect to Section 5.7(b), Section 5.10, Section 5.11 and Section 5.12) where any failures to be so true and correct would not prevent consummation of the Merger; provided that the representations and warranties set forth in Section 5.10 shall be deemed to be true and correct in the event that the condition set forth in Section 8.1(d) is satisfied or waived. The Company shall have received a certificate signed on behalf of Parent and Sub by a senior executive officer of Parent and Sub as to the effect of the preceding sentence.

          (b)   Performance of Obligations.    Parent and Sub shall have performed in all material respects all obligations and complied in all material respects with all agreements and covenants of Parent and Sub to be performed and complied with by them under this Agreement at or prior to the Closing. The Company shall have received a certificate signed on behalf of Parent and Sub by a senior executive officer of Parent and Sub as to the effect of the preceding sentence.

        Section 8.3    Conditions to the Obligations of Parent and Sub to Effect the Merger.     The obligations of Parent and Sub to effect the Merger shall be subject to the satisfaction or waiver in writing (where permitted) as of the Closing and as of Effective Time of the following additional conditions:

          (a)   Accuracy of Representations and Warranties.    (i)    Other than with respect to Section 4.3 (Capital Structure) and Section 4.10(i) and (j) (Tax Matters), the representations and warranties of the Company set forth in this Agreement, disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect, shall be true and correct as of the date of this Agreement and as of the Effective Time as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date) except where the failure of any such representations and warranties to be so true and correct would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company; and (ii) the representations and warranties of the Company set forth in Section 4.3 (Capital Structure) and Section 4.10(i) and (j) (Tax Matters) shall be true and correct in all material respects as of the date of this Agreement and as of the Effective Time as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date). Parent shall have received a certificate signed on behalf of the Company by a senior executive officer of the Company as to the effect of the preceding sentence.

          (b)   Performance of Obligations.    The Company shall have performed in all material respects all obligations and complied in all material respects with all agreements and covenants of the Company to be performed and complied with by it under this Agreement at or prior to the Closing. Parent shall have received a certificate signed on behalf of the Company by a senior executive officer of the Company as to the effect of the preceding sentence.

ARTICLE IX

TERMINATION AND AMENDMENT

        Section 9.1    Termination.     This Agreement may be terminated at any time prior to the Effective Time, whether before or after the Company Stockholder Approval is obtained (except with respect to Section 9.1(e)):

          (a)   by mutual written consent of Parent and the Company;

          (b)   by either Parent or the Company:

            (i)    if the Merger shall not have been consummated on or before December 20, 2007 (such date, as it may be extended pursuant to the provisions hereof, the "Termination Date"); provided, however, that, if the Marketing Period would not end on or before December 20,

    2007, then the Termination Date shall automatically be extended to January 31, 2008; provided, further, that in the event that the Closing is required to occur on the Termination Date pursuant to Section 2.2, neither party shall be entitled to terminate this Agreement pursuant to this clause (b)(i) prior to 12:01 a.m. Eastern Time on the date following the Termination Date; provided, further, that the right to terminate this Agreement pursuant to this Section 9.1(b)(i) shall not be available to any party whose failure to fulfill any obligation or other breach under this Agreement has been the cause of, or resulted in, the failure of the Merger to occur on or before the Termination Date;

            (ii)   if any Governmental Entity of competent jurisdiction shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree or ruling or other action shall have become final and nonappealable; provided, however, that the right to terminate this Agreement pursuant to this Section 9.1(b)(ii) shall not be available to any party who has not used its reasonable best efforts to cause such order to be lifted or otherwise taken such action as is required to comply with Section 7.10; or

            (iii)  if the Company Stockholder Approval shall not have been obtained at the Stockholders Meeting or any adjournment or postponement thereof at which a vote on the adoption of this Agreement was taken or the Stockholders Meeting shall not have been held because of action taken by the Company pursuant to the proviso in the first sentence of Section 7.3;

          (c)   by Parent if the Company shall have breached any representation, warranty, covenant, obligation or other agreement contained in this Agreement or any such representation or warranty shall have become untrue after the date of this Agreement that (i) would give rise to the failure of a condition set forth in Section 8.1, 8.3(a) or 8.3(b) to be satisfied and (ii) cannot be or has not been cured prior to the earlier to occur of (A) 30 days after the giving of written notice to the Company by Parent of such breach or (B) the Termination Date; provided that neither Parent nor Sub is then in material breach of any representation, warranty, covenant, obligation or other agreement contained in this Agreement that would cause any of the conditions in Section 8.1, 8.2(a) or 8.2(b) not to be satisfied;

          (d)   by Parent if (i) the Company Board or any committee thereof shall have made an Adverse Recommendation Change, (ii) the Company Board or any committee thereof shall have resolved to take the foregoing action (it being understood and agreed that Parent shall not be entitled to terminate pursuant to this clause (ii) prior to the expiration of the Notice Period with respect to any such resolution made pursuant to Section 6.2(f)(i) or 6.2(f)(ii) that gives Parent the right to receive a notice pursuant to Section 6.2(f)(i) or 6.2(f)(ii) of the intent to effect an Adverse Recommendation Change) or (iii) the Company fails to include the Company Recommendation in the Proxy Statement;

          (e)   by the Company (i) pursuant to Section 6.2(f)(i) or (ii) pursuant to Section 6.2(f)(ii); provided that prior to or concurrently with such termination, the Company pays as directed by Parent in immediately available funds the Termination Fee; or

          (f)    by the Company (i) if Parent or Sub shall have breached any of their respective representations, warranties, covenants, obligations or other agreements contained in this Agreement or any such representation or warranty shall have become untrue after the date of this Agreement that (A) would give rise to the failure of a condition set forth in Section 8.1, 8.2(a) or 8.2(b) to be satisfied and (B) cannot be or has not been cured prior to the earlier to occur of (1) 30 days after the giving of written notice to Parent or Sub, as applicable by the Company of such breach or (2) the Termination Date; provided, that the Company is not then in material breach of its representations, warranties, covenants, obligations, or other agreements contained in this Agreement that would cause any of the conditions in Section 8.1, 8.3(a) or 8.3(b) not to be satisfied or (ii) if Parent and Sub have failed to effect the Closing pursuant to Section 2.2, including delivering the irrevocable instructions pursuant to Section 2.2 no later than the earlier of (y) the final day of the Marketing Period and (z) if the Marketing Period has not commenced or the Marketing Period would not end on or prior to the Termination Date due to a willful or knowing breach by Parent or Sub that was effected for the purpose of preventing the Marketing Period from commencing or ending on or prior to the Termination Date (it being understood that a willful or knowing failure by Parent or Sub to provide information required by any Governmental Entity in order to satisfy the conditions set forth in Section 8.1(c) constitutes such a breach) and all of the conditions in Section 8.1 (other than those conditions that would not be satisfied because of a breach of this Agreement by Parent or Sub) and Section 8.3 would have been satisfied if the Closing were to have occurred on the Termination Date, 8:00 p.m. Eastern Time on the Termination Date. For purposes of this Section 9.1(f), Parent and Sub shall be deemed to be obligated to effect the Closing and take the actions specified under Section 2.2 irrespective of whether any of the conditions in Section 8.2 have been satisfied or waived.

        Section 9.2    Effect of Termination.     In the event of a termination of this Agreement by either the Company or Parent as provided in Section 9.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Parent, Sub or the Company or their respective officers, directors, stockholders or Affiliates except with respect to the Limited Guarantees, Section 7.5, Section 7.11(d), this Section 9.2 and Article X and the expense reimbursement and indemnification provisions of Section 7.11(b); provided, however, that subject to Sections 7.5(e), 7.5(f) and 10.8(a), nothing herein shall relieve any party for liability for any willful or knowing breach hereof.

        Section 9.3    Amendment.     This Agreement may be amended by the parties hereto, by action taken by or on behalf of their respective Boards of Directors, at any time before or after obtaining the Company Stockholder Approval, but if the Company Stockholder Approval shall have been obtained, thereafter no amendment shall be made that by law requires further approval by the Company's stockholders without obtaining such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

        Section 9.4    Extension; Waiver.     At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Board of Directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

ARTICLE X

GENERAL PROVISIONS

        Section 10.1    Non-Survival of Representations and Warranties and Agreements.     None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 10.1 shall not limit any covenant or agreement of the parties that by its terms contemplates performance after the Effective Time of the Merger, including Section 7.9.

        Section 10.2    Notices.     All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          (a)   if to Parent or Sub, to:

      c/o Kohlberg Kravis Roberts & Co. L.P.
      9 West 57th Street, Suite 4200
      New York, New York 10019
      Attn: Scott Nuttall
      Facsimile: (212) 750-0003

    with a copy to:

      Simpson Thacher & Bartlett LLP
      425 Lexington Avenue
      New York, New York 10017
      Attn: Gary I. Horowitz
                Sean D. Rodgers
      Facsimile: (212) 455-2502

          (b)   if to the Company, to:

      First Data Corporation
      6200 S. Quebec Street
      Greenwood Village, Colorado 80111
      Attn: Chief Executive Officer
                Executive Vice President, General Counsel and Secretary
      Facsimile: (303) 967-5215

    with copies to:

      Sidley Austin LLP
      One South Dearborn Street
      Chicago, Illinois 60603
      Attn: Frederick C. Lowinger
                Paul L. Choi
      Facsimile: (312) 853-7036

      and

      Sullivan & Cromwell LLP
      125 Broad Street
      New York, New York 10004
      Attn: James C. Morphy
                Audra D. Cohen
      Facsimile: (212) 558-3588

or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above. Any notice, request, instruction or other document given as provided above shall be deemed given to the receiving party upon actual receipt, if delivered personally; upon confirmation of successful transmission if sent by facsimile and received by 5:00 pm New York time, on a Business Day (otherwise the next Business Day) (provided that if given by facsimile such notice or other communication shall be followed up within one Business Day by dispatch pursuant to one of the other methods described herein); or on the next Business Day after deposit with an overnight courier, if sent by an overnight courier.

        Section 10.3    Counterparts.     This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

        Section 10.4    Entire Agreement; No Third-Party Beneficiaries.     Except for the Confidentiality Agreement and the Limited Guarantee, this Agreement (together with the Company Letter) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. EACH PARTY HERETO AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, NEITHER PARENT AND SUB NOR THE COMPANY MAKES ANY OTHER REPRESENTATIONS OR WARRANTIES, AND EACH HEREBY DISCLAIMS ANY OTHER REPRESENTATIONS OR WARRANTIES MADE BY ITSELF OR ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, FINANCIAL AND LEGAL ADVISORS OR OTHER REPRESENTATIVES, WITH RESPECT TO THE EXECUTION AND DELIVERY OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE OTHER OR THE OTHER'S REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION WITH RESPECT TO ANY ONE OR MORE OF THE FOREGOING. Parent, Sub and the Company hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other parties hereto, in accordance with and subject to the terms of this Agreement, and this Agreement, except for the provisions of Section 7.9, is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the accuracy or completeness of the representations and warranties set forth herein.

        Section 10.5    Governing Law; Venue; Waiver of Jury Trial.

          (a)   This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

          (b)   The parties hereby irrevocably submit to the jurisdiction of the Delaware Court of Chancery (unless such court shall lack subject matter jurisdiction, in which case, in any state or federal court located in Delaware) solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said court or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such court, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 10.2 or in such other manner as may be permitted by applicable law shall be valid and sufficient service thereof.

          (c)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES

  AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO IT THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.5(c).

        Section 10.6    Assignment.     Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties; provided, however, that, prior to the mailing of the Proxy Statement to the Company's stockholders, Sub may assign this Agreement (in whole but not in part) to an Affiliate provided that any such designation shall not impede or delay the consummation of the transactions contemplated by this Agreement or otherwise materially impede the rights of the stockholders of the Company under this Agreement or, after the Closing, in connection with a merger, consolidation or sale of all or substantially all of the assets of Parent or the Surviving Corporation and its Subsidiaries so long as, in each case, such assignment does not release or relieve the assigning party from its obligations hereunder if the assignee fails to perform such obligations. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

        Section 10.7    Severability.     If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement may be consummated as originally contemplated to the fullest extent possible.

        Section 10.8    Enforcement of this Agreement.

          (a)   The Company agrees that to the extent it has incurred losses or damages in connection with this Agreement, (i) the maximum aggregate liability of Parent and Sub for such losses or damages shall be limited to $700 million inclusive of any amounts owed under Sections 7.5(c), 7.5(d), 7.11(b) and 7.11(d), (ii) the maximum liability of each Guarantor, directly or indirectly, shall be limited to the express obligations of such Guarantor under its Limited Guarantee, and (iii) in no event shall the Company seek to recover any money damages in excess of such amount from Parent, Sub, the Guarantors or their respective Representatives and Affiliates in connection therewith.

          (b)   The parties hereto agree that irreparable damage would occur if any of the provisions of this Agreement were not performed by the Company in accordance with their specific terms or were otherwise breached by the Company. It is accordingly agreed that Parent and Sub shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, such remedy being in addition to any other remedy to which any party is entitled at law or in equity. The parties acknowledge that the Company shall not be entitled to an injunction or injunctions to prevent breaches of this Agreement by Parent or Sub or to enforce specifically the terms and provisions hereof and that the Company's sole and exclusive remedy with respect to any such breach shall be the remedy set forth in Sections 7.5(c) and Section 10.8(a); provided, however, that, prior to the termination of this Agreement, the Company shall be entitled to an injunction or injunctions to prevent breaches by Parent or Sub that would cause irreparable harm, and to enforce specifically the provisions of this Agreement solely with respect to the obligation to adopt this Agreement pursuant to Section 5.2, the confidentiality provisions of Sections 7.4 and 7.11(b) and the provisions of Section 7.11(c) and 7.14 (provided that if the Company obtains an injunction with respect to a breach of Section 5.2, 7.11(c) or 7.14 such injunction shall be the sole and exclusive remedy of the Company and its Subsidiaries with respect to Parent and its Subsidiaries and its Affiliates as a result of such breach and the Company shall not be entitled to a Parent Termination Fee or any other payment from Parent or its Subsidiaries or Affiliates as a result of such breach).

        Section 10.9    Obligations of Subsidiaries and Equity Group Members.     Whenever this Agreement requires (a) any Subsidiary of Parent (including Sub) or of the Company to take or not take any action, such requirement shall be deemed to include an undertaking on the part of Parent or the Company, as the case may be, to cause such Subsidiary to take or not take such action or (b) any member of the Equity Provider Group to take or not take any action, such requirement shall also be deemed to include an undertaking on the part of Parent to cause such member to take or not take such action.

        Section 10.10    Specified Alliances.     Except to the extent expressly indicated in Sections 4.9, 4.12 and 4.16 and the second sentence of Section 6.1, no representation or warranty is made by the Company regarding or with respect to any Specified Alliance and no covenant or agreement of the Company shall be deemed to apply to any Specified Alliance or the Company's or any of its Subsidiaries' actions or inactions with respect to any Specified Alliance.

        Section 10.11    Interpretation; Construction.

          (a)   The parties have participated jointly in negotiation and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

          (b)   The Company may have set forth information in the Company Letter in a section thereof that corresponds to the section of this Agreement to which it relates. The fact that any item of information is disclosed in the Company Letter shall not be construed to mean that such information is required to be disclosed by this Agreement.

        IN WITNESS WHEREOF, Parent, Sub and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized all as of the date first written above.

NEW OMAHA HOLDINGS L.P.
By:	New Omaha Holdings LLC, its General Partner
By:	/s/ SCOTT NUTTALL
Name: Scott Nuttall Title: President
OMAHA ACQUISITION CORPORATION
By:	/s/ SCOTT NUTTALL
Name: Scott Nuttall Title: President
FIRST DATA CORPORATION
By:	/s/ HENRY C. DUQUES
Name: Henry C. Duques Title: Chief Executive Officer

ANNEX B

April 1, 2007

Members of the Strategic Review Committee of the Board of Directors
and Board of Directors
First Data Corporation
6200 South Quebec Street
Greenwood Village, CO 80111

Members of the Strategic Review Committee of the Board of Directors and Board of Directors:

        We understand that First Data Corporation ("First Data" or the "Company") proposes to enter into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), with New Omaha Holdings L.P. ("Parent") and Omaha Acquisition Corporation ("Sub"), pursuant to which Sub will be merged with and into the Company (the "Merger"). In the Merger, each outstanding share of common stock, par value $0.01 per share, of the Company (the "Company Common Stock"), other than Dissenting Shares and Excluded Shares, will be converted into the right to receive $34.00 per share in cash (the "Merger Consideration"). As a result of the Merger, First Data will become a wholly owned subsidiary of Parent. The terms and conditions of the Merger are more fully set forth in the Merger Agreement and terms used herein and not defined shall have the meanings ascribed in the Merger Agreement.

        You have asked us whether, in our opinion, as of the date hereof, the Merger Consideration to be received by the holders of the Company Common Stock (other than Affiliates of or holders of beneficial interests in Parent, to the extent they also are holders of Company Common Stock) is fair, from a financial point of view, to such holders of Company Common Stock.

        In connection with rendering our opinion, we have, among other things:

  (i)
  Reviewed a draft of the Merger Agreement dated March 31, 2007, which we have assumed is in substantially final form and will not vary in any respect material to our analysis;

  (ii)
  Reviewed certain publicly available business and financial information relating to the Company that we deemed to be relevant;

  (iii)
  Reviewed certain non-public internal financial statements and other non-public financial and operating data relating to the Company that were prepared and furnished to us by the management of the Company;

  (iv)
  Reviewed certain financial projections relating to the Company that were provided to us for use in connection with this opinion by the management of the Company;

  (v)
  Discussed the past and current operations, financial projections and current financial condition of the Company with the management of the Company;

  (vi)
  Reviewed the reported prices and trading activity of the Company Common Stock;

  (vii)
  Compared the financial performance of the Company and the prices and trading activity of the Company Common Stock with that of certain publicly-traded companies and their securities that we deemed relevant;

  (viii)
  Reviewed the financial terms of certain publicly available transactions that we deemed relevant;

  (ix)
  Reviewed with advisors to the Company and to the Strategic Review Committee of the Board of Directors the scope and results of the transaction process to date conducted on behalf of the Company; and

  (x)
  Performed such other analyses and examinations and considered such other factors that we deemed appropriate.

        For purposes of our analysis and opinion, we have assumed and relied upon, without undertaking any responsibility for independent verification of, the accuracy and completeness of the information publicly available, and the information supplied or otherwise made available to, discussed with, or reviewed by us, including as to the completeness of the transaction process conducted on behalf of the Company by the advisors to the Company, and assume no liability therefor. For purposes of rendering this opinion, members of the management of the Company have provided us certain financial projections relating to the Company. With respect to the financial projections, we have assumed that they have been reasonably prepared on bases reflecting the best available estimates and good faith judgments of the future competitive, operating and regulatory environments and related financial performance of the Company.

        For purposes of rendering our opinion, we have assumed, with your consent, that the representations and warranties of each party contained in the Merger Agreement are true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the Merger Agreement and that all conditions to the consummation of the Merger will be satisfied without waiver or modification thereof. We have further assumed that all governmental, regulatory or other consents, approvals or releases necessary for the consummation of the Merger will be obtained without any delay, limitation, restriction or condition that would have an adverse effect on the Company or the consummation of the Merger.

        We have not made, nor assumed any responsibility for making, any independent valuation or appraisal of the assets or liabilities of the Company or any of its subsidiaries, nor have we been furnished with any such appraisals, nor have we evaluated the solvency or fair value of the Company or any of its subsidiaries under any state or federal laws relating to bankruptcy, insolvency or similar matters. Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It is understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise or reaffirm this opinion. Our opinion does not constitute a recommendation to any holder of Company Common Stock as to how such holder should respond to the Merger. In connection with the Merger, we have not been authorized by the Strategic Review Committee of the Board of Directors to solicit, nor have we solicited, prior to the date hereof, third party indications of interest for the acquisition of all or part of the Company and did not otherwise participate in the transaction process.

        We have not been asked to pass upon, and express no opinion with respect to, any matter other than the fairness from a financial point of view, as of the date hereof, to the holders of the Company Common Stock (with certain exceptions as set forth herein), of the Merger Consideration. We have assumed that any modification to the structure of the transaction will not vary in any respect material to our analysis. Our opinion does not address the relative merits of the Merger as compared to other business or financial strategies that might be available to the Company, nor does it address the underlying business decision of the Company to engage in the Merger. We are not legal, regulatory, accounting or tax experts and have assumed the accuracy and completeness of assessments by the Company and its advisors with respect to legal, regulatory, accounting and tax matters.

        We have acted as financial advisor to the Strategic Review Committee of the Board of Directors in connection with the Merger and will receive fees for our services. In addition, the Company has agreed to reimburse certain of our expenses and to indemnify us for certain liabilities arising out of our engagement.

        It is understood that this letter and the opinion expressed herein is for the information of the Company's Strategic Review Committee of the Board of Directors and Board of Directors in connection with and for the purposes of their evaluation of the Merger, and is not on behalf of, and shall not confer rights or remedies upon, any shareholder, creditor or any other person other than the members of the Strategic Review Committee of the Board of Directors and Board of Directors of the Company, or be used or relied upon for any other purpose. This opinion may not be disclosed, quoted, referred to or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval, except that this opinion may be included in its entirety, if required, in any filing made by the Company in respect of the Merger with the Securities and Exchange Commission, provided that this opinion is reproduced in such filing in full and any description of or reference to us or summary of this opinion and the related analyses in such filing is in a form reasonably acceptable to us and our counsel.

[Signature page follows]

        Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration to be received by the holders of the Company Common Stock (other than Affiliates of or holders of beneficial interests in Parent, to the extent they also are holders of Company Common Stock) is fair, from a financial point of view, to such holders of the Company Common Stock.

Very truly yours,
EVERCORE GROUP L.L.C.
By:	/s/ SAUL D. GOODMAN

ANNEX C

April 1, 2007

Board of Directors
First Data Corporation
6200 South Quebec Street
Greenwood Village, CO 80111

Members of the Board of Directors:

        We understand that First Data Corporation (the "Company"), New Omaha Holdings L.P. (the "Parent") and Omaha Acquisition Corporation, a wholly-owned subsidiary of Parent (the "Merger Sub") propose to enter into an Agreement and Plan of Merger, substantially in the form of the draft dated March 31, 2007 (the "Merger Agreement"), which provides, among other things, for the merger (the "Merger") of Merger Sub with and into the Company. Pursuant to the Merger, the Company will become a wholly-owned subsidiary of Parent and each outstanding share of common stock, par value $0.01 per share, of the Company (the "Company Common Stock"), other than shares of Company Common Stock held by the Company as treasury stock, or by Parent or Merger Sub immediately prior to the effective time of the Merger, or by any wholly-owned Subsidiary (as defined in the Merger Agreement) of the Company or the Parent (such Subsidiaries together, the "Excluded Holders") or as to which dissenters' rights have been perfected, will be converted into the right to receive $34.00 per share in cash. The terms and conditions of the Merger are more fully set forth in the Merger Agreement.

        You have asked for our opinion as to whether the consideration to be received by the holders of shares of the Company Common Stock pursuant to the Merger Agreement is fair from a financial point of view to such holders, other than the Excluded Holders.

        For purposes of the opinion set forth herein, we have:

  (i)
  reviewed certain publicly available financial statements and other business and financial information of the Company;

  (ii)
  reviewed certain internal financial statements and other financial and operating data concerning the Company prepared by the management of the Company;

  (iii)
  reviewed certain financial projections prepared by the management of the Company;

  (iv)
  discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;

  (v)
  discussed with the management of the Company potential plans to use leverage to repurchase Company Common Stock;

  (vi)
  reviewed the reported prices and trading activity of the Company Common Stock;

  (vii)
  compared the financial performance of the Company and the prices and trading activity of the Company Common Stock with that of certain other comparable publicly-traded companies and their securities;

  (viii)
  reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

  (ix)
  participated in discussions and negotiations among representatives of the Company and the Parent and their financial and legal advisors;

  (x)
  reviewed the Merger Agreement, and a draft of the Financing Letters (as defined in the Merger Agreement) of the Parent and the Merger Sub, and certain related documents; and

  (xi)
  performed such other analyses and considered such other materials and factors as we have deemed appropriate.

        We have assumed and relied upon, without independent verification, the accuracy and completeness of the information supplied or otherwise made available to us by the Company for the purposes of this opinion. With respect to the financial projections, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of the Company. We have also assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any terms or conditions. We have also assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed Merger, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the consummation of the Merger. We are not legal, tax, or regulatory advisors. We are financial advisors only and have relied upon, without independent verification, the assessment of the Company and its legal, tax and regulatory advisors with respect to such matters.

        This opinion does not address the relative merits of the Merger as compared to the alternative transactions or strategies that might be available to the Company, or the underlying business decision of the Company to enter into the Merger. We have not made any independent valuation or appraisal of the assets or liabilities (contingent or otherwise) of the Company, nor have we been furnished with any such valuations or appraisals or made any physical inspections of the properties or assets of the Company. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion.

        Morgan Stanley & Co Incorporated ("Morgan Stanley") has acted as financial advisor to the Board of Directors of the Company in connection with this transaction and will receive a fee for our services, a significant portion of which is contingent upon the closing of the Merger. In the past, Morgan Stanley and its affiliates have provided financial advisory and financing services for the Company and for affiliates of the Parent and have received fees for the rendering of these services. Morgan Stanley may also seek to provide such services to the Company and affiliates of the Parent in the future and will receive fees for the rendering of these services. In addition, Morgan Stanley and its affiliates, directors, or officers, including individuals working with the Company in connection with this transaction, may have committed and may commit in the future to invest in private equity funds managed by affiliates of the Parent. In the ordinary course of our trading, brokerage, investment management and financing activities, we or our affiliates may at any time hold long or short positions, and may trade or otherwise effect transactions, for our own account or the accounts of customers, in debt or equity securities or senior loans of the Company, affiliates of the Parent or any other company or any currency or commodity that may be involved in this transaction.

        It is understood that this letter is for the information of the Board of Directors of the Company and may not be used for any other purpose without our prior written consent, except that a copy of this opinion may be included in its entirety in any filing the Company is required to make with the Securities and Exchange Commission in connection with this transaction if such inclusion is required by applicable law. We express no opinion or recommendation as to how the shareholders of the Company should vote at the shareholders' meeting to be held in connection with the Merger.

        Based on and subject to the foregoing, we are of the opinion on the date hereof that the consideration to be received by the holders of shares of Company Common Stock pursuant to the Merger Agreement is fair from a financial point of view to such holders, other than the Excluded Holders.

Very truly yours,
MORGAN STANLEY & CO. INCORPORATED
By:	/s/ JAMES M. HEAD James M. Head Managing Director

ANNEX D

SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW

Sec. 262. Appraisal Rights.

        (a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

        (b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, § 258, § 263 or § 264 of this title:

          (1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of § 251 of this title.

          (2)   Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            a.     Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            b.     Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

            c.     Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

            d.     Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

          (3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

        (c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

        (d)   Appraisal rights shall be perfected as follows:

          (1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2)   If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

        (f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

        (h)   After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i)    The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j)    The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

        (l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

FIRST DATA CORPORATION

SPECIAL MEETING OF STOCKHOLDERS

Tuesday, July 31, 2007

FIRST DATA CORPORATION (First Data)	proxy

This Proxy is solicited by the Board of Directors of First Data Corporation (First Data) for use at the Special Meeting on July 31, 2007.

By signing this proxy, you revoke all prior proxies and appoint Henry C. Duques and David R. Money, and each of them, with each having the full power to appoint his substitute, to represent and to vote all the shares of common stock of First Data you held in your account on June 21, 2007 at the Special Meeting of Stockholders of First Data, and any adjournment or postponement of such meeting, in the manner specified on the other side of this proxy. If no direction is given, this Proxy will be voted for Items 1 and 2. In their discretion, Mr. Duques and Mr. Money are also authorized to vote upon such other matters as may properly come before the meeting. Management presently is not aware of any such matters to be presented for action.

See reverse for voting instructions.

There are three ways to vote your Proxy	COMPANY #

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE —TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

•
Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on July 30, 2007.

•
Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/fdc/ — QUICK *** EASY *** IMMEDIATE

•
Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on July 30, 2007.

•
Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to First Data Corporation, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

Please detach here

The Board of Directors Recommends a Vote FOR Items 1 and 2.

1.
	Adoption of the Agreement and Plan of Merger, dated as of April 1, 2007, among New Omaha Holdings L.P., Omaha Acquisition Corporation and First Data Corporation, as it may be amended from time to time.	☐	For	☐	Against	☐	Abstain
2.
	Approval of the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Agreement and Plan of Merger referred to in 1.	☐	For	☐	Against	☐	Abstain
3.	To transact such other business as may properly come before the Special Meeting and any adjournment or postponement of the Special Meeting.
In their discretion, Mr. Duques and Mr. Money are authorized to vote upon such other business as may properly come before the Special Meeting and any adjournment or postponement of the Special Meeting.

Address Change? Mark Box ☐	Date:
Indicate changes below:

Signature(s) in Box
Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

FIRST DATA CORPORATION

SPECIAL MEETING OF STOCKHOLDERS

Tuesday, July 31, 2007

FIRST DATA CORPORATION (First Data)	proxy

EMPLOYEE PROXY VOTING CARD IN CONNECTION WITH THE FIRST DATA CORPORATION INCENTIVE SAVINGS PLAN (ISP)/EMPLOYEE STOCK PURCHASE PLAN (ESPP)/2002 LONG-TERM INCENTIVE PLAN (LTIP) RESTRICTED STOCK

This Proxy is solicited on behalf of the Board of Directors of First Data Corporation (First Data).

Shown on the reverse side of this card are the number of shares of First Data common stock, if any, beneficially held for you in the ISP, in the ESPP, and as Restricted Stock, as of June 21, 2007.

By voting your shares as instructed on the reverse of this card so that it is received by 12:00 p.m. (C.T.) on July 29, 2007, you will have voted all of your shares held in the ISP, in the ESPP, and as Restricted Stock in the LTIP. If you own shares of First Data common stock outside of these plans, you will receive separate proxy materials which you should complete and return in the envelope provided with those materials.

Voting authorization for ISP Shares—I hereby instruct the Trustee under the ISP, to vote, in person or by proxy, all shares of common stock of First Data allocated to my account under the ISP at the Special Meeting of Stockholders of First Data to be held on July 31, 2007, and at any postponement or adjournment thereof, in the manner specified on the reverse side of this card. The Trustee will vote the ISP shares represented by the voting instruction if properly completed and signed by me and received back by 12:00 p.m. (C.T.) on July 29, 2007. The ISP Trustee Agreement instructs the Trustee to vote shares of First Data common stock allocated to my ISP account for which the Trustee has not received instructions from me in the same proportion on each issue as it votes those shares credited to participants' accounts for which the Trustee received instructions from participants.

Voting authorization for ESPP shares and Restricted Stock—I hereby appoint Henry C. Duques and David R. Money, as Proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated below, all the shares of common stock of First Data beneficially held by me in the ESPP or as Restricted Stock on June 21, 2007, at the Special Meeting of Stockholders of First Data to be held on July 31, 2007, and at any adjournment or postponement thereof, in the manner specified on the reverse side of this card. With respect to ESPP Shares and Restricted Stock, this proxy, when properly executed, will be voted as directed by the undersigned stockholder. If no direction is given, this Proxy will be voted for Items 1 and 2. In their discretion, Mr. Duques and Mr. Money are also authorized to vote upon such other matters as may properly come before the meeting.

See reverse for voting instructions.

There are three ways to vote your Proxy	COMPANY #

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE —TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

•
Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on July 29, 2007.

•
Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/fdc/ — QUICK *** EASY *** IMMEDIATE

•
Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on July 29, 2007.

•
Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to First Data Corporation, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

Please detach here

The Board of Directors Recommends a Vote FOR Items 1 and 2.

1.	Adoption of the Agreement and Plan of Merger, dated as of April 1, 2007, among New Omaha Holdings L.P., Omaha Acquisition Corporation and First Data Corporation, as it may amended from time to time.	☐	For	☐	Against	☐	Abstain
2.
	Approval of the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Agreement and Plan of Merger referred to in 1.	☐	For	☐	Against	☐	Abstain
3.	To transact such other business as may properly come before the Special Meeting and any adjournment or postponement of the Special Meeting.
In their discretion, Mr. Duques and Mr. Money are authorized to vote upon such other business as may properly come before the Special Meeting and any adjournment or postponement of the Special Meeting.

Date:

Signature(s) in Box
Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

FIRST DATA CORPORATION

SPECIAL MEETING OF STOCKHOLDERS

Tuesday, July 31, 2007

FIRST DATA CORPORATION (First Data)	proxy

This Proxy is solicited by the Board of Directors of First Data Corporation (First Data) for use at the Special Meeting on July 31, 2007.

By signing this proxy, you revoke all prior proxies and appoint Henry C. Duques and David R. Money, and each of them, with each having the full power to appoint his substitute, to represent and to vote all the shares of common stock of First Data you held in your account on June 21, 2007 at the Special Meeting of Stockholders of First Data, and any adjournment or postponement of such meeting, in the manner specified on the other side of this proxy. If no direction is given, this Proxy will be voted for Items 1 and 2. In their discretion, Mr. Duques and Mr. Money are also authorized to vote upon such other matters as may properly come before the meeting. Management presently is not aware of any such matters to be presented for action.

See reverse for voting instructions.

The Board of Directors Recommends a Vote FOR Items 1 and 2.

1.	Adoption of the Agreement and Plan of Merger, dated as of April 1, 2007, among New Omaha Holdings L.P., Omaha Acquisition Corporation and First Data Corporation, as it may amended from time to time.	☐	For	☐	Against	☐	Abstain
2.
	Approval of the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Agreement and Plan of Merger referred to in 1.	☐	For	☐	Against	☐	Abstain
3.	To transact such other business as may properly come before the Special Meeting and any adjournment or postponement of the Special Meeting.
In their discretion, Mr. Duques and Mr. Money are authorized to vote upon such other business as may properly come before the Special Meeting and any adjournment or postponement of the Special Meeting.

Date:

Signature(s) in Box
Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.